UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05511

Variable Insurance Products Fund II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.24%	15.09%	13.78%
Service Class	18.13%	14.98%	13.66%
Service Class 2	17.95%	14.81%	13.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,353	VIP Index 500 Portfolio - Initial Class
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2020, the fund's share classes gained about 18%, roughly in line with the 18.40% advance of the benchmark S&P 500® Index. By sector, information technology rose 44% and contributed most, followed by consumer discretionary, which gained about 33%, benefiting from the retailing industry (+47%). The communication services sector rose 24%, boosted by the media & entertainment industry (+32%), health care gained roughly 14%, and industrials advanced approximately 11%. Other notable contributors included the consumer staples (+11%), materials (+21%) and utilities (+1%) sectors. Conversely, stocks in the energy sector returned roughly -33% and detracted most. Financials (-2%) and real estate (-2%) also hurt. Turning to individual stocks, the top contributor was Apple (+82%), from the technology hardware & equipment category. In retailing, Amazon.com (+76%) was helpful, and Microsoft (+43%) from the software & services group also contributed. Alphabet, within the media & entertainment segment, rose 31% and Nvidia, within the semiconductors & semiconductor equipment industry, gained 123% and boosted performance. Conversely, the biggest individual detractor was Exxon Mobil (-36%), from the energy sector, followed by Wells Fargo (-42%), which is in the banks category. Within telecommunication services, AT&T returned about -21% and hurt. Other detractors were Boeing (-34%), a stock in the capital goods segment, and Chevron (-26%), from the energy sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Apple, Inc.	6.7
Microsoft Corp.	5.3
Amazon.com, Inc.	4.3
Facebook, Inc. Class A	2.1
Tesla, Inc.	1.7
Alphabet, Inc. Class A	1.6
Alphabet, Inc. Class C	1.6
Berkshire Hathaway, Inc. Class B	1.4
Johnson & Johnson	1.3
JPMorgan Chase & Co.	1.2
27.2

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	27.4
Health Care	13.3
Consumer Discretionary	12.6
Communication Services	10.7
Financials	10.4
Industrials	8.3
Consumer Staples	6.5
Utilities	2.7
Materials	2.6
Real Estate	2.4

Asset Allocation (% of fund's net assets)

As of December 31, 2020 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.1%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 10.7%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	2,252,995	$64,796,136
CenturyLink, Inc.	314,533	3,066,697
Verizon Communications, Inc.	1,308,543	76,876,901
		144,739,734
Entertainment - 2.3%
Activision Blizzard, Inc.	244,343	22,687,248
Electronic Arts, Inc.	91,744	13,174,438
Live Nation Entertainment, Inc. (a)	45,733	3,360,461
Netflix, Inc. (a)	139,648	75,511,863
Take-Two Interactive Software, Inc. (a)	36,548	7,594,309
The Walt Disney Co.	572,244	103,679,168
		226,007,487
Interactive Media & Services - 5.4%
Alphabet, Inc.:
Class A (a)	95,140	166,746,170
Class C (a)	91,666	160,587,832
Facebook, Inc. Class A (a)	759,938	207,584,664
Twitter, Inc. (a)	251,314	13,608,653
		548,527,319
Media - 1.3%
Charter Communications, Inc. Class A (a)	46,120	30,510,686
Comcast Corp. Class A	1,443,127	75,619,855
Discovery Communications, Inc.:
Class A (a)(b)	48,233	1,451,331
Class C (non-vtg.) (a)	95,064	2,489,726
DISH Network Corp. Class A (a)	79,485	2,570,545
Fox Corp.:
Class A	106,803	3,110,103
Class B	47,399	1,368,883
Interpublic Group of Companies, Inc.	123,833	2,912,552
News Corp.:
Class A	122,171	2,195,413
Class B	41,101	730,365
Omnicom Group, Inc.	68,508	4,272,844
ViacomCBS, Inc. Class B	177,371	6,608,843
		133,841,146
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	184,458	24,874,161

TOTAL COMMUNICATION SERVICES		1,077,989,847

CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.1%
Aptiv PLC	85,387	11,125,072
BorgWarner, Inc.	76,070	2,939,345
		14,064,417
Automobiles - 2.0%
Ford Motor Co.	1,235,155	10,857,012
General Motors Co.	398,076	16,575,885
Tesla, Inc. (a)(b)	239,711	169,156,861
		196,589,758
Distributors - 0.1%
Genuine Parts Co.	46,019	4,621,688
LKQ Corp. (a)	87,438	3,081,315
Pool Corp.	12,615	4,699,088
		12,402,091
Hotels, Restaurants & Leisure - 1.7%
Carnival Corp.	234,639	5,082,281
Chipotle Mexican Grill, Inc. (a)	8,847	12,268,223
Darden Restaurants, Inc.	41,565	4,951,223
Domino's Pizza, Inc.	12,369	4,743,017
Hilton Worldwide Holdings, Inc.	87,697	9,757,168
Las Vegas Sands Corp.	103,390	6,162,044
Marriott International, Inc. Class A	84,044	11,087,084
McDonald's Corp.	235,642	50,564,060
MGM Resorts International	128,787	4,058,078
Norwegian Cruise Line Holdings Ltd. (a)(b)	101,207	2,573,694
Royal Caribbean Cruises Ltd.	58,829	4,393,938
Starbucks Corp.	371,113	39,701,669
Wynn Resorts Ltd.	30,463	3,437,140
Yum! Brands, Inc.	95,490	10,366,394
		169,146,013
Household Durables - 0.4%
D.R. Horton, Inc.	104,429	7,197,247
Garmin Ltd.	46,846	5,605,592
Leggett & Platt, Inc.	42,826	1,897,192
Lennar Corp. Class A	86,351	6,582,537
Mohawk Industries, Inc. (a)	19,252	2,713,569
Newell Brands, Inc.	121,723	2,584,179
NVR, Inc. (a)	1,095	4,467,447
PulteGroup, Inc.	84,004	3,622,252
Whirlpool Corp.	19,848	3,582,366
		38,252,381
Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc. (a)	134,820	439,099,303
eBay, Inc.	207,002	10,401,851
Etsy, Inc. (a)	39,852	7,090,069
Expedia, Inc.	42,620	5,642,888
The Booking Holdings, Inc. (a)	12,946	28,834,237
		491,068,348
Leisure Products - 0.0%
Hasbro, Inc.	40,654	3,802,775
Multiline Retail - 0.5%
Dollar General Corp.	77,469	16,291,731
Dollar Tree, Inc. (a)	74,318	8,029,317
Target Corp.	158,336	27,951,054
		52,272,102
Specialty Retail - 2.2%
Advance Auto Parts, Inc.	21,359	3,364,256
AutoZone, Inc. (a)	7,323	8,680,977
Best Buy Co., Inc.	72,806	7,265,311
CarMax, Inc. (a)	52,060	4,917,588
Gap, Inc.	66,097	1,334,498
L Brands, Inc.	72,919	2,711,858
Lowe's Companies, Inc.	231,588	37,172,190
O'Reilly Automotive, Inc. (a)	22,893	10,360,685
Ross Stores, Inc.	112,465	13,811,827
The Home Depot, Inc.	340,361	90,406,689
Tiffany & Co., Inc.	34,477	4,532,002
TJX Companies, Inc.	379,412	25,910,045
Tractor Supply Co.	36,709	5,160,551
Ulta Beauty, Inc. (a)	17,993	5,166,870
		220,795,347
Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	112,546	1,640,921
NIKE, Inc. Class B	396,562	56,101,626
PVH Corp.	22,969	2,156,559
Ralph Lauren Corp.	15,394	1,596,974
Tapestry, Inc.	86,026	2,673,688
Under Armour, Inc.:
Class A (sub. vtg.) (a)	59,654	1,024,259
Class C (non-vtg.) (a)	62,831	934,925
VF Corp.	100,845	8,613,171
		74,742,123

TOTAL CONSUMER DISCRETIONARY		1,273,135,355

CONSUMER STAPLES - 6.5%
Beverages - 1.6%
Brown-Forman Corp. Class B (non-vtg.)	57,417	4,560,632
Constellation Brands, Inc. Class A (sub. vtg.)	53,425	11,702,746
Molson Coors Beverage Co. Class B	59,741	2,699,696
Monster Beverage Corp. (a)	116,846	10,805,918
PepsiCo, Inc.	436,989	64,805,469
The Coca-Cola Co.	1,222,763	67,056,323
		161,630,784
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	139,508	52,563,824
Kroger Co.	244,739	7,772,911
Sysco Corp.	160,961	11,952,964
Walgreens Boots Alliance, Inc.	226,999	9,052,720
Walmart, Inc.	438,313	63,182,819
		144,525,238
Food Products - 1.0%
Archer Daniels Midland Co.	175,923	8,868,278
Campbell Soup Co.	63,080	3,049,918
Conagra Brands, Inc.	153,356	5,560,689
General Mills, Inc.	193,367	11,369,980
Hormel Foods Corp.	89,678	4,179,892
Kellogg Co.	80,130	4,986,490
Lamb Weston Holdings, Inc.	46,489	3,660,544
McCormick & Co., Inc. (non-vtg.)	78,638	7,517,793
Mondelez International, Inc.	452,476	26,456,272
The Hershey Co.	46,673	7,109,698
The J.M. Smucker Co.	36,484	4,217,550
The Kraft Heinz Co.	204,403	7,084,608
Tyson Foods, Inc. Class A	92,857	5,983,705
		100,045,417
Household Products - 1.6%
Church & Dwight Co., Inc.	78,134	6,815,629
Clorox Co.	39,835	8,043,483
Colgate-Palmolive Co.	271,152	23,186,208
Kimberly-Clark Corp.	107,539	14,499,483
Procter & Gamble Co.	784,096	109,099,117
		161,643,920
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	71,633	19,067,988
Tobacco - 0.7%
Altria Group, Inc.	587,440	24,085,040
Philip Morris International, Inc.	492,384	40,764,471
		64,849,511

TOTAL CONSUMER STAPLES		651,762,858

ENERGY - 2.3%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	215,480	4,492,758
Halliburton Co.	280,332	5,298,275
National Oilwell Varco, Inc.	125,346	1,721,001
Schlumberger Ltd.	437,359	9,547,547
TechnipFMC PLC	136,194	1,280,224
		22,339,805
Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.	122,014	1,731,379
Cabot Oil & Gas Corp.	128,433	2,090,889
Chevron Corp.	608,140	51,357,423
Concho Resources, Inc.	62,690	3,657,962
ConocoPhillips Co.	336,685	13,464,033
Devon Energy Corp.	123,663	1,955,112
Diamondback Energy, Inc.	50,839	2,460,608
EOG Resources, Inc.	183,821	9,167,153
Exxon Mobil Corp.	1,335,691	55,057,183
Hess Corp.	85,846	4,531,810
HollyFrontier Corp.	48,217	1,246,409
Kinder Morgan, Inc.	613,743	8,389,867
Marathon Oil Corp.	255,631	1,705,059
Marathon Petroleum Corp.	205,233	8,488,437
Occidental Petroleum Corp.	263,815	4,566,638
ONEOK, Inc.	141,635	5,435,951
Phillips 66 Co.	137,627	9,625,632
Pioneer Natural Resources Co.	51,771	5,896,199
The Williams Companies, Inc.	382,981	7,678,769
Valero Energy Corp.	128,649	7,277,674
		205,784,187

TOTAL ENERGY		228,123,992

FINANCIALS - 10.4%
Banks - 3.9%
Bank of America Corp.	2,407,158	72,960,959
Citigroup, Inc.	658,171	40,582,824
Citizens Financial Group, Inc.	133,652	4,779,396
Comerica, Inc.	43,124	2,408,907
Fifth Third Bancorp	223,405	6,159,276
First Republic Bank	55,080	8,092,904
Huntington Bancshares, Inc.	320,234	4,044,555
JPMorgan Chase & Co.	963,792	122,469,049
KeyCorp	305,923	5,020,196
M&T Bank Corp.	40,583	5,166,216
Peoples United Financial, Inc.	137,423	1,776,879
PNC Financial Services Group, Inc.	134,021	19,969,129
Regions Financial Corp.	302,998	4,884,328
SVB Financial Group (a)	16,369	6,348,389
Truist Financial Corp.	426,242	20,429,779
U.S. Bancorp	433,692	20,205,710
Wells Fargo & Co.	1,307,038	39,446,407
Zions Bancorp NA	50,678	2,201,452
		386,946,355
Capital Markets - 2.7%
Ameriprise Financial, Inc.	37,280	7,244,622
Bank of New York Mellon Corp.	257,613	10,933,096
BlackRock, Inc. Class A	44,841	32,354,575
Cboe Global Markets, Inc.	33,960	3,162,355
Charles Schwab Corp.	471,474	25,006,981
CME Group, Inc.	113,518	20,665,952
Franklin Resources, Inc.	86,128	2,152,339
Goldman Sachs Group, Inc.	108,715	28,669,233
Intercontinental Exchange, Inc.	177,539	20,468,471
Invesco Ltd.	121,501	2,117,762
MarketAxess Holdings, Inc.	12,007	6,850,714
Moody's Corp.	51,089	14,828,071
Morgan Stanley	451,716	30,956,097
MSCI, Inc.	26,205	11,701,319
NASDAQ, Inc.	35,964	4,773,861
Northern Trust Corp.	65,442	6,095,268
Raymond James Financial, Inc.	38,873	3,718,980
S&P Global, Inc.	76,087	25,012,080
State Street Corp.	111,460	8,112,059
T. Rowe Price Group, Inc.	71,626	10,843,460
		275,667,295
Consumer Finance - 0.5%
American Express Co.	206,285	24,941,919
Capital One Financial Corp.	144,622	14,295,885
Discover Financial Services	96,956	8,777,427
Synchrony Financial	170,389	5,914,202
		53,929,433
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	615,319	142,674,017
Insurance - 1.9%
AFLAC, Inc.	206,669	9,190,570
Allstate Corp.	96,175	10,572,518
American International Group, Inc.	272,011	10,298,336
Aon PLC	72,292	15,273,131
Arthur J. Gallagher & Co.	60,555	7,491,259
Assurant, Inc.	18,570	2,529,605
Chubb Ltd.	142,683	21,961,767
Cincinnati Financial Corp.	46,993	4,105,778
Everest Re Group Ltd.	12,487	2,923,082
Globe Life, Inc.	30,305	2,877,763
Hartford Financial Services Group, Inc.	114,173	5,592,194
Lincoln National Corp.	58,408	2,938,506
Loews Corp.	73,461	3,307,214
Marsh & McLennan Companies, Inc.	160,468	18,774,756
MetLife, Inc.	241,735	11,349,458
Principal Financial Group, Inc.	81,370	4,036,766
Progressive Corp.	185,206	18,313,169
Prudential Financial, Inc.	125,048	9,762,497
The Travelers Companies, Inc.	80,101	11,243,777
Unum Group	65,915	1,512,090
W.R. Berkley Corp.	44,582	2,961,136
Willis Towers Watson PLC	40,763	8,587,949
		185,603,321

TOTAL FINANCIALS		1,044,820,421

HEALTH CARE - 13.3%
Biotechnology - 1.8%
AbbVie, Inc.	558,062	59,796,343
Alexion Pharmaceuticals, Inc. (a)	69,135	10,801,652
Amgen, Inc.	184,004	42,306,200
Biogen, Inc. (a)	48,619	11,904,848
Gilead Sciences, Inc.	396,246	23,085,292
Incyte Corp. (a)	59,368	5,163,829
Regeneron Pharmaceuticals, Inc. (a)	33,134	16,007,367
Vertex Pharmaceuticals, Inc. (a)	82,133	19,411,313
		188,476,844
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	560,310	61,348,342
Abiomed, Inc. (a)	14,358	4,654,864
Align Technology, Inc. (a)	22,683	12,121,342
Baxter International, Inc.	161,071	12,924,337
Becton, Dickinson & Co.	91,685	22,941,421
Boston Scientific Corp. (a)	452,434	16,265,002
Danaher Corp.	199,907	44,407,341
Dentsply Sirona, Inc.	69,563	3,642,319
DexCom, Inc. (a)	30,340	11,217,305
Edwards Lifesciences Corp. (a)	197,008	17,973,040
Hologic, Inc. (a)	81,233	5,916,199
IDEXX Laboratories, Inc. (a)	26,978	13,485,493
Intuitive Surgical, Inc. (a)	37,160	30,400,596
Medtronic PLC	425,504	49,843,539
ResMed, Inc.	45,828	9,741,200
STERIS PLC	27,181	5,151,887
Stryker Corp.	103,339	25,322,189
Teleflex, Inc.	14,628	6,020,446
The Cooper Companies, Inc.	15,444	5,611,114
Varian Medical Systems, Inc. (a)	28,806	5,041,338
West Pharmaceutical Services, Inc.	23,261	6,590,074
Zimmer Biomet Holdings, Inc.	65,476	10,089,197
		380,708,585
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	46,342	4,530,394
Anthem, Inc.	78,608	25,240,243
Cardinal Health, Inc.	93,581	5,012,198
Centene Corp. (a)	183,167	10,995,515
Cigna Corp.	114,164	23,766,662
CVS Health Corp.	413,710	28,256,393
DaVita HealthCare Partners, Inc. (a)	23,298	2,735,185
HCA Holdings, Inc.	83,406	13,716,951
Henry Schein, Inc. (a)	45,431	3,037,517
Humana, Inc.	41,841	17,166,107
Laboratory Corp. of America Holdings (a)	30,697	6,248,374
McKesson Corp.	50,761	8,828,353
Quest Diagnostics, Inc.	42,435	5,056,979
UnitedHealth Group, Inc.	299,948	105,185,765
Universal Health Services, Inc. Class B	24,725	3,399,688
		263,176,324
Health Care Technology - 0.1%
Cerner Corp.	96,489	7,572,457
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	96,692	11,457,035
Bio-Rad Laboratories, Inc. Class A (a)	6,831	3,982,063
Illumina, Inc. (a)	46,129	17,067,730
IQVIA Holdings, Inc. (a)	60,551	10,848,923
Mettler-Toledo International, Inc. (a)	7,521	8,571,533
PerkinElmer, Inc.	35,259	5,059,667
Thermo Fisher Scientific, Inc.	125,271	58,348,726
Waters Corp. (a)	19,741	4,884,318
		120,219,995
Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	714,109	44,296,181
Catalent, Inc. (a)	52,470	5,460,553
Eli Lilly & Co.	250,951	42,370,567
Johnson & Johnson	832,197	130,971,164
Merck & Co., Inc.	799,810	65,424,458
Perrigo Co. PLC	44,108	1,972,510
Pfizer, Inc.	1,756,920	64,672,225
Viatris, Inc. (a)	380,663	7,133,625
Zoetis, Inc. Class A	150,212	24,860,086
		387,161,369

TOTAL HEALTH CARE		1,347,315,574

INDUSTRIALS - 8.3%
Aerospace & Defense - 1.6%
General Dynamics Corp.	73,471	10,933,954
Howmet Aerospace, Inc.	122,841	3,505,882
Huntington Ingalls Industries, Inc.	13,018	2,219,309
L3Harris Technologies, Inc.	66,432	12,556,977
Lockheed Martin Corp.	77,868	27,641,583
Northrop Grumman Corp.	49,013	14,935,241
Raytheon Technologies Corp.	479,919	34,319,008
Teledyne Technologies, Inc. (a)	11,603	4,548,144
Textron, Inc.	72,533	3,505,520
The Boeing Co.	167,728	35,903,856
TransDigm Group, Inc.	17,199	10,643,601
		160,713,075
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	43,005	4,036,879
Expeditors International of Washington, Inc.	53,559	5,093,996
FedEx Corp.	76,361	19,824,843
United Parcel Service, Inc. Class B	226,109	38,076,756
		67,032,474
Airlines - 0.3%
Alaska Air Group, Inc.	39,471	2,052,492
American Airlines Group, Inc. (b)	192,631	3,037,791
Delta Air Lines, Inc.	201,601	8,106,376
Southwest Airlines Co.	186,839	8,708,566
United Airlines Holdings, Inc. (a)	91,765	3,968,836
		25,874,061
Building Products - 0.4%
A.O. Smith Corp.	43,520	2,385,766
Allegion PLC	29,407	3,422,387
Carrier Global Corp.	257,273	9,704,338
Fortune Brands Home & Security, Inc.	44,465	3,811,540
Johnson Controls International PLC	228,111	10,627,691
Masco Corp.	83,358	4,578,855
Trane Technologies PLC	75,803	11,003,563
		45,534,140
Commercial Services & Supplies - 0.4%
Cintas Corp.	27,874	9,852,344
Copart, Inc. (a)	65,454	8,329,022
Republic Services, Inc.	66,276	6,382,379
Rollins, Inc.	68,679	2,683,289
Waste Management, Inc.	123,025	14,508,338
		41,755,372
Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	40,670	4,431,403
Quanta Services, Inc.	44,549	3,208,419
		7,639,822
Electrical Equipment - 0.5%
AMETEK, Inc.	72,637	8,784,719
Eaton Corp. PLC	125,950	15,131,633
Emerson Electric Co.	188,897	15,181,652
Rockwell Automation, Inc.	36,715	9,208,489
		48,306,493
Industrial Conglomerates - 1.2%
3M Co.	182,305	31,865,091
General Electric Co.	2,767,820	29,892,456
Honeywell International, Inc.	221,714	47,158,568
Roper Technologies, Inc.	33,124	14,279,425
		123,195,540
Machinery - 1.6%
Caterpillar, Inc.	171,693	31,251,560
Cummins, Inc.	46,788	10,625,555
Deere & Co.	99,072	26,655,322
Dover Corp.	45,272	5,715,590
Flowserve Corp.	42,153	1,553,338
Fortive Corp.	106,489	7,541,551
IDEX Corp.	24,097	4,800,122
Illinois Tool Works, Inc.	91,072	18,567,759
Ingersoll Rand, Inc. (a)	118,480	5,397,949
Otis Worldwide Corp.	128,764	8,698,008
PACCAR, Inc.	109,482	9,446,107
Parker Hannifin Corp.	40,679	11,081,366
Pentair PLC	53,508	2,840,740
Snap-On, Inc.	16,993	2,908,182
Stanley Black & Decker, Inc.	50,625	9,039,600
Westinghouse Air Brake Co.	56,233	4,116,256
Xylem, Inc.	56,634	5,764,775
		166,003,780
Professional Services - 0.3%
Equifax, Inc.	38,426	7,410,070
IHS Markit Ltd.	117,809	10,582,782
Nielsen Holdings PLC	115,369	2,407,751
Robert Half International, Inc.	35,498	2,217,915
Verisk Analytics, Inc.	51,448	10,680,090
		33,298,608
Road & Rail - 1.0%
CSX Corp.	241,822	21,945,347
J.B. Hunt Transport Services, Inc.	26,155	3,574,081
Kansas City Southern	29,586	6,039,390
Norfolk Southern Corp.	80,306	19,081,509
Old Dominion Freight Lines, Inc.	30,294	5,912,783
Union Pacific Corp.	213,042	44,359,605
		100,912,715
Trading Companies & Distributors - 0.2%
Fastenal Co.	181,037	8,840,037
United Rentals, Inc. (a)	22,996	5,333,002
W.W. Grainger, Inc.	14,366	5,866,212
		20,039,251

TOTAL INDUSTRIALS		840,305,331

INFORMATION TECHNOLOGY - 27.4%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)	17,120	4,974,558
Cisco Systems, Inc.	1,335,905	59,781,749
F5 Networks, Inc. (a)	19,705	3,466,898
Juniper Networks, Inc.	102,565	2,308,738
Motorola Solutions, Inc.	53,594	9,114,196
		79,646,139
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	94,551	12,364,434
CDW Corp.	44,921	5,920,139
Corning, Inc.	241,205	8,683,380
FLIR Systems, Inc.	42,342	1,855,850
IPG Photonics Corp. (a)	11,496	2,572,690
Keysight Technologies, Inc. (a)	58,521	7,730,039
TE Connectivity Ltd.	104,478	12,649,151
Vontier Corp. (a)	43,480	1,452,232
Zebra Technologies Corp. Class A (a)	16,832	6,469,043
		59,696,958
IT Services - 5.4%
Accenture PLC Class A	200,338	52,330,289
Akamai Technologies, Inc. (a)	51,041	5,358,795
Automatic Data Processing, Inc.	135,577	23,888,667
Broadridge Financial Solutions, Inc.	36,797	5,637,300
Cognizant Technology Solutions Corp. Class A	169,029	13,851,927
DXC Technology Co.	82,127	2,114,770
Fidelity National Information Services, Inc.	196,160	27,748,794
Fiserv, Inc. (a)	181,770	20,696,332
FleetCor Technologies, Inc. (a)	26,342	7,186,888
Gartner, Inc. (a)	28,538	4,571,502
Global Payments, Inc.	94,609	20,380,671
IBM Corp.	281,671	35,456,745
Jack Henry & Associates, Inc.	23,898	3,871,237
Leidos Holdings, Inc.	42,690	4,487,573
MasterCard, Inc. Class A	278,108	99,267,870
Paychex, Inc.	101,227	9,432,332
PayPal Holdings, Inc. (a)	370,369	86,740,420
The Western Union Co.	128,528	2,819,904
VeriSign, Inc. (a)	31,749	6,870,484
Visa, Inc. Class A (b)	536,062	117,252,841
		549,965,341
Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices, Inc. (a)	380,175	34,865,849
Analog Devices, Inc.	116,870	17,265,205
Applied Materials, Inc.	288,770	24,920,851
Broadcom, Inc.	127,909	56,004,956
Intel Corp.	1,295,509	64,542,258
KLA-Tencor Corp.	48,848	12,647,236
Lam Research Corp.	45,530	21,502,453
Maxim Integrated Products, Inc.	84,081	7,453,781
Microchip Technology, Inc.	82,297	11,366,039
Micron Technology, Inc. (a)	351,931	26,458,173
NVIDIA Corp.	195,679	102,183,574
Qorvo, Inc. (a)	35,906	5,970,091
Qualcomm, Inc.	357,566	54,471,604
Skyworks Solutions, Inc.	52,525	8,030,022
Teradyne, Inc.	52,249	6,264,133
Texas Instruments, Inc.	290,359	47,656,623
Xilinx, Inc.	77,498	10,986,891
		512,589,739
Software - 8.5%
Adobe, Inc. (a)	151,658	75,847,199
ANSYS, Inc. (a)	27,145	9,875,351
Autodesk, Inc. (a)	69,524	21,228,458
Cadence Design Systems, Inc. (a)	88,222	12,036,127
Citrix Systems, Inc.	38,666	5,030,447
Fortinet, Inc. (a)	42,303	6,283,265
Intuit, Inc.	83,083	31,559,078
Microsoft Corp.	2,390,050	531,594,921
NortonLifeLock, Inc.	185,785	3,860,612
Oracle Corp.	599,825	38,802,679
Paycom Software, Inc. (a)	15,431	6,978,670
Salesforce.com, Inc. (a)	289,247	64,366,135
ServiceNow, Inc. (a)	61,693	33,957,678
Synopsys, Inc. (a)	48,259	12,510,663
Tyler Technologies, Inc. (a)	12,643	5,518,922
		859,450,205
Technology Hardware, Storage & Peripherals - 7.0%
Apple, Inc.	5,052,080	670,360,492
Hewlett Packard Enterprise Co.	410,775	4,867,684
HP, Inc.	434,443	10,682,953
NetApp, Inc.	69,993	4,636,336
Seagate Technology LLC (b)	70,452	4,379,296
Western Digital Corp.	95,718	5,301,820
Xerox Holdings Corp.	52,238	1,211,399
		701,439,980

TOTAL INFORMATION TECHNOLOGY		2,762,788,362

MATERIALS - 2.6%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	69,843	19,082,504
Albemarle Corp. U.S.	33,992	5,014,500
Celanese Corp. Class A	36,742	4,774,255
CF Industries Holdings, Inc.	68,901	2,667,158
Corteva, Inc.	235,336	9,112,210
Dow, Inc.	234,179	12,996,935
DuPont de Nemours, Inc.	231,677	16,474,551
Eastman Chemical Co.	42,964	4,308,430
Ecolab, Inc.	78,481	16,980,149
FMC Corp.	40,666	4,673,743
International Flavors & Fragrances, Inc. (b)	34,204	3,722,763
Linde PLC	165,880	43,711,039
LyondellBasell Industries NV Class A	81,172	7,440,226
PPG Industries, Inc.	74,588	10,757,081
Sherwin-Williams Co.	25,836	18,987,135
The Mosaic Co.	111,033	2,554,869
		183,257,548
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	19,526	5,544,798
Vulcan Materials Co.	41,776	6,195,799
		11,740,597
Containers & Packaging - 0.4%
Amcor PLC	492,740	5,799,550
Avery Dennison Corp.	26,624	4,129,649
Ball Corp.	103,403	9,635,092
International Paper Co.	123,539	6,142,359
Packaging Corp. of America	30,304	4,179,225
Sealed Air Corp.	50,164	2,297,010
WestRock Co.	83,546	3,636,757
		35,819,642
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	459,150	11,947,083
Newmont Corp.	254,038	15,214,336
Nucor Corp.	94,685	5,036,295
		32,197,714

TOTAL MATERIALS		263,015,501

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Alexandria Real Estate Equities, Inc.	39,281	7,000,660
American Tower Corp.	140,487	31,533,712
AvalonBay Communities, Inc.	44,193	7,089,883
Boston Properties, Inc.	44,601	4,216,133
Crown Castle International Corp.	136,429	21,718,133
Digital Realty Trust, Inc.	88,620	12,363,376
Duke Realty Corp.	116,690	4,664,099
Equinix, Inc.	28,194	20,135,591
Equity Residential (SBI)	107,826	6,391,925
Essex Property Trust, Inc.	20,587	4,887,766
Extra Space Storage, Inc.	40,448	4,686,305
Federal Realty Investment Trust (SBI)	22,100	1,881,152
Healthpeak Properties, Inc.	168,598	5,096,718
Host Hotels & Resorts, Inc.	220,241	3,222,126
Iron Mountain, Inc. (b)	89,722	2,645,005
Kimco Realty Corp.	133,395	2,002,259
Mid-America Apartment Communities, Inc.	36,521	4,626,845
Prologis (REIT), Inc.	233,849	23,305,391
Public Storage	48,210	11,133,135
Realty Income Corp.	110,292	6,856,854
Regency Centers Corp.	50,719	2,312,279
SBA Communications Corp. Class A	35,154	9,917,998
Simon Property Group, Inc.	103,156	8,797,144
SL Green Realty Corp.	23,504	1,400,368
UDR, Inc.	94,186	3,619,568
Ventas, Inc.	117,722	5,773,087
Vornado Realty Trust	50,348	1,879,994
Welltower, Inc.	131,942	8,526,092
Weyerhaeuser Co.	236,070	7,915,427
		235,599,025
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	105,716	6,630,508

TOTAL REAL ESTATE		242,229,533

UTILITIES - 2.7%
Electric Utilities - 1.7%
Alliant Energy Corp.	79,598	4,101,685
American Electric Power Co., Inc.	156,920	13,066,728
Duke Energy Corp.	232,695	21,305,554
Edison International	119,495	7,506,676
Entergy Corp.	63,047	6,294,612
Evergy, Inc.	72,488	4,023,809
Eversource Energy	108,387	9,376,559
Exelon Corp.	308,133	13,009,375
FirstEnergy Corp.	172,714	5,286,776
NextEra Energy, Inc.	619,351	47,782,930
NRG Energy, Inc.	75,784	2,845,689
Pinnacle West Capital Corp.	35,857	2,866,767
PPL Corp.	242,645	6,842,589
Southern Co.	334,062	20,521,429
Xcel Energy, Inc.	166,161	11,077,954
		175,909,132
Gas Utilities - 0.0%
Atmos Energy Corp.	39,345	3,754,693
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	208,393	4,897,236
Multi-Utilities - 0.8%
Ameren Corp.	78,062	6,093,520
CenterPoint Energy, Inc.	174,170	3,769,039
CMS Energy Corp.	90,033	5,492,913
Consolidated Edison, Inc.	108,697	7,855,532
Dominion Energy, Inc.	258,142	19,412,278
DTE Energy Co.	61,002	7,406,253
NiSource, Inc.	119,477	2,740,802
Public Service Enterprise Group, Inc.	160,055	9,331,207
Sempra Energy	91,221	11,622,468
WEC Energy Group, Inc.	99,982	9,201,343
		82,925,355
Water Utilities - 0.1%
American Water Works Co., Inc.	57,478	8,821,149

TOTAL UTILITIES		276,307,565

TOTAL COMMON STOCKS
(Cost $3,429,379,451)		10,007,794,339

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.11% (c)	72,138,917	72,153,345
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	55,722,448	55,728,020
TOTAL MONEY MARKET FUNDS
(Cost $127,878,688)		127,881,365
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $3,557,258,139)		10,135,675,704
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(49,675,440)
NET ASSETS - 100%		$10,086,000,264

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	447	March 2021	$83,785,680	$1,785,859	$1,785,859

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$158,436
Fidelity Securities Lending Cash Central Fund	200,953
Total	$359,389

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,077,989,847	$1,077,989,847	$--	$--
Consumer Discretionary	1,273,135,355	1,273,135,355	--	--
Consumer Staples	651,762,858	651,762,858	--	--
Energy	228,123,992	228,123,992	--	--
Financials	1,044,820,421	1,044,820,421	--	--
Health Care	1,347,315,574	1,347,315,574	--	--
Industrials	840,305,331	840,305,331	--	--
Information Technology	2,762,788,362	2,762,788,362	--	--
Materials	263,015,501	263,015,501	--	--
Real Estate	242,229,533	242,229,533	--	--
Utilities	276,307,565	276,307,565	--	--
Money Market Funds	127,881,365	127,881,365	--	--
Total Investments in Securities:	$10,135,675,704	$10,135,675,704	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$1,785,859	$1,785,859	$--	$--
Total Assets	$1,785,859	$1,785,859	$--	$--
Total Derivative Instruments:	$1,785,859	$1,785,859	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,785,859	$0
Total Equity Risk	1,785,859	0
Total Value of Derivatives	$1,785,859	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $54,851,009) — See accompanying schedule: Unaffiliated issuers (cost $3,429,379,451)	$10,007,794,339
Fidelity Central Funds (cost $127,878,688)	127,881,365
Total Investment in Securities (cost $3,557,258,139)		$10,135,675,704
Segregated cash with brokers for derivative instruments		4,829,000
Cash		3
Receivable for fund shares sold		3,551,492
Dividends receivable		7,403,864
Distributions receivable from Fidelity Central Funds		15,980
Receivable for daily variation margin on futures contracts		545,363
Other receivables		18,983
Total assets		10,152,040,389
Liabilities
Payable for fund shares redeemed	$9,065,162
Accrued management fee	371,600
Distribution and service plan fees payable	423,121
Other affiliated payables	454,178
Other payables and accrued expenses	18,984
Collateral on securities loaned	55,707,080
Total liabilities		66,040,125
Net Assets		$10,086,000,264
Net Assets consist of:
Paid in capital		$3,432,653,701
Total accumulated earnings (loss)		6,653,346,563
Net Assets		$10,086,000,264
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($7,930,737,772 ÷ 21,342,477 shares)		$371.59
Service Class:
Net Asset Value, offering price and redemption price per share ($138,694,515 ÷ 374,731 shares)		$370.12
Service Class 2:
Net Asset Value, offering price and redemption price per share ($2,016,567,977 ÷ 5,498,745 shares)		$366.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$157,030,333
Interest		10,472
Income from Fidelity Central Funds (including $200,953 from security lending)		359,389
Total income		157,400,194
Expenses
Management fee	$3,936,929
Transfer agent fees	4,811,802
Distribution and service plan fees	4,273,284
Independent trustees' fees and expenses	49,685
Legal	56
Interest	15,666
Commitment fees	20,218
Total expenses before reductions	13,107,640
Expense reductions	(1,837)
Total expenses after reductions		13,105,803
Net investment income (loss)		144,294,391
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	73,084,569
Fidelity Central Funds	12,629
Futures contracts	(387,845)
Total net realized gain (loss)		72,709,353
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,241,211,756
Fidelity Central Funds	(1,980)
Futures contracts	903,559
Total change in net unrealized appreciation (depreciation)		1,242,113,335
Net gain (loss)		1,314,822,688
Net increase (decrease) in net assets resulting from operations		$1,459,117,079

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$144,294,391	$154,794,469
Net realized gain (loss)	72,709,353	46,079,613
Change in net unrealized appreciation (depreciation)	1,242,113,335	1,991,220,335
Net increase (decrease) in net assets resulting from operations	1,459,117,079	2,192,094,417
Distributions to shareholders	(181,638,785)	(278,671,068)
Share transactions - net increase (decrease)	(466,996,900)	536,384,329
Total increase (decrease) in net assets	810,481,394	2,449,807,678
Net Assets
Beginning of period	9,275,518,870	6,825,711,192
End of period	$10,086,000,264	$9,275,518,870

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Index 500 Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$320.35	$252.46	$271.18	$227.46	$206.43
Income from Investment Operations
Net investment income (loss)A	5.43	5.54	5.09	4.71	4.42
Net realized and unrealized gain (loss)	52.57	72.46	(17.22)	44.36	20.06
Total from investment operations	58.00	78.00	(12.13)	49.07	24.48
Distributions from net investment income	(5.72)	(5.82)	(5.28)B	(4.57)	(3.23)
Distributions from net realized gain	(1.04)	(4.29)	(1.31)B	(.78)	(.22)
Total distributions	(6.76)	(10.11)	(6.59)	(5.35)	(3.45)
Net asset value, end of period	$371.59	$320.35	$252.46	$271.18	$227.46
Total ReturnC,D	18.24%	31.35%	(4.49)%	21.71%	11.86%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.70%	1.90%	1.82%	1.89%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$7,930,738	$7,294,879	$5,719,086	$6,139,813	$5,001,375
Portfolio turnover rateG	8%	7%	5%	5%	6%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$319.14	$251.57	$270.23	$226.70	$205.82
Income from Investment Operations
Net investment income (loss)A	5.09	5.23	4.79	4.44	4.19
Net realized and unrealized gain (loss)	52.34	72.18	(17.13)	44.21	19.97
Total from investment operations	57.43	77.41	(12.34)	48.65	24.16
Distributions from net investment income	(5.41)	(5.55)	(5.01)B	(4.34)	(3.07)
Distributions from net realized gain	(1.04)	(4.29)	(1.31)B	(.78)	(.22)
Total distributions	(6.45)	(9.84)	(6.32)	(5.12)	(3.28)C
Net asset value, end of period	$370.12	$319.14	$251.57	$270.23	$226.70
Total ReturnD,E	18.13%	31.22%	(4.59)%	21.59%	11.75%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.60%	1.80%	1.72%	1.79%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$138,695	$117,666	$89,704	$92,965	$77,697
Portfolio turnover rateH	8%	7%	5%	5%	6%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$316.37	$249.51	$267.78	$224.72	$204.25
Income from Investment Operations
Net investment income (loss)A	4.61	4.77	4.34	4.04	3.88
Net realized and unrealized gain (loss)	51.78	71.54	(16.96)	43.79	19.76
Total from investment operations	56.39	76.31	(12.62)	47.83	23.64
Distributions from net investment income	(4.99)	(5.16)	(4.34)B	(3.99)	(2.95)
Distributions from net realized gain	(1.04)	(4.29)	(1.31)B	(.78)	(.22)
Total distributions	(6.03)	(9.45)	(5.65)	(4.77)	(3.17)
Net asset value, end of period	$366.73	$316.37	$249.51	$267.78	$224.72
Total ReturnC,D	17.95%	31.02%	(4.73)%	21.41%	11.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.45%	1.65%	1.57%	1.64%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$2,016,568	$1,862,974	$1,016,922	$1,502,688	$1,215,228
Portfolio turnover rateG	8%	7%	5%	5%	6%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Index 500 Portfolio	$18,983

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, certain deemed dividends, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,746,779,662
Gross unrealized depreciation	(189,022,297)
Net unrealized appreciation (depreciation)	$6,557,757,365
Tax Cost	$3,577,918,339

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$40,068,157
Undistributed long-term capital gain	$55,540,023
Net unrealized appreciation (depreciation) on securities and other investments	$6,557,757,365

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$157,435,503	$ 189,954,446
Long-term Capital Gains	24,203,281	88,716,622
Total	$181,638,784	$ 278,671,068

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Index 500 Portfolio	723,950,701	1,239,017,546

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$118,201
Service Class 2	4,155,083
$4,273,284

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .065% to .064%. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$3,832,674
Service Class	65,010
Service Class 2	914,118
$4,811,802

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Index 500 Portfolio	Borrower	$20,970,731	1.03%	$15,666

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
VIP Index 500 Portfolio	$20,218

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Index 500 Portfolio	$19,035	$464	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,837.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$145,636,522	$228,445,268
Service Class	2,382,180	3,546,518
Service Class 2	33,620,083	46,679,282
Total	$181,638,785	$278,671,068

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	3,059,684	2,647,754	$932,410,160	$769,737,549
Reinvestment of distributions	415,674	787,197	145,636,521	228,445,268
Shares redeemed	(4,904,628)	(3,316,362)	(1,523,166,500)	(972,881,354)
Net increase (decrease)	(1,429,270)	118,589	$(445,119,819)	$25,301,463
Service Class
Shares sold	34,884	37,954	$10,894,556	$10,974,722
Reinvestment of distributions	6,820	12,269	2,382,180	3,546,518
Shares redeemed	(35,666)	(38,107)	(11,130,854)	(11,067,349)
Net increase (decrease)	6,038	12,116	$2,145,882	$3,453,891
Service Class 2
Shares sold	1,893,648	2,440,351	$579,777,299	$676,913,168
Reinvestment of distributions	97,397	161,025	33,620,083	46,679,282
Shares redeemed	(2,380,870)	(788,463)	(637,420,345)	(215,963,475)
Net increase (decrease)	(389,825)	1,812,913	$(24,022,963)	$507,628,975

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record for 39% of the total outstanding shares of the fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Index 500 Portfolio
Initial Class	.10%
Actual		$1,000.00	$1,221.00	$.56
Hypothetical-C		$1,000.00	$1,024.63	$.51
Service Class	.20%
Actual		$1,000.00	$1,220.40	$1.12
Hypothetical-C		$1,000.00	$1,024.13	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,219.50	$1.95
Hypothetical-C		$1,000.00	$1,023.38	$1.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Index 500 Portfolio
Initial Class	02/12/21	02/12/21	$0.979	$2.577
Service Class	02/12/21	02/12/21	$0.923	$2.577
Service Class 2	02/12/21	02/12/21	$0.840	$2.577

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $55,569,188, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 52% and 100%; Service Class designates 55% and 100%; and Service Class 2 designates 58% and 100%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Index 500 Portfolio

At its September 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to Geode on behalf of the fund by 0.05 basis points The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and sub-advisory agreements (Advisory Contracts). At its January 2020 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing Advisory Contracts should benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding the fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its January 2020 meeting that the fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its January 2020 meeting, the Board concluded that it was satisfied that FMR's profitability in connection with the operation of the fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider the costs of the services provided by and the profits realized by FMR to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its January 2020 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board did not consider economies of scale to be a significant factor in its decision to approve the Amended Contract because the proposed sub-advisory fee rate will be lower than the current sub-advisory fee rate.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangement are fair and reasonable, and that the fund's Amended Contract should be approved.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	21,597,050,616.024	95.502
Withheld	1,017,240,628.578	4.498
TOTAL	22,614,291,244.601	100.000
Donald F. Donahue
Affirmative	21,605,904,576.366	95.541
Withheld	1,008,386,668.235	4.459
TOTAL	22,614,291,244.601	100.000
Bettina Doulton
Affirmative	21,645,998,598.109	95.718
Withheld	968,292,646.493	4.282
TOTAL	22,614,291,244.601	100.000
Vicki L. Fuller
Affirmative	21,660,928,063.243	95.784
Withheld	953,363,181.358	4.216
TOTAL	22,614,291,244.601	100.000
Patricia L. Kampling
Affirmative	21,663,944,422.383	95.798
Withheld	950,346,822.218	4.202
TOTAL	22,614,291,244.601	100.000
Alan J. Lacy
Affirmative	21,569,159,491.891	95.378
Withheld	1,045,131,752.710	4.622
TOTAL	22,614,291,244.601	100.000
Ned C. Lautenbach
Affirmative	21,469,914,492.101	94.940
Withheld	1,144,376,752.501	5.060
TOTAL	22,614,291,244.601	100.000
Robert A. Lawrence
Affirmative	21,583,601,126.100	95.442
Withheld	1,030,690,118.501	4.558
TOTAL	22,614,291,244.601	100.000
Joseph Mauriello
Affirmative	21,551,120,396.219	95.299
Withheld	1,063,170,848.382	4.701
TOTAL	22,614,291,244.601	100.000
Cornelia M. Small
Affirmative	21,592,890,757.027	95.483
Withheld	1,021,400,487.575	4.517
TOTAL	22,614,291,244.601	100.000
Garnett A. Smith
Affirmative	21,519,273,578.917	95.158
Withheld	1,095,017,665.685	4.842
TOTAL	22,614,291,244.601	100.000
David M. Thomas
Affirmative	21,574,034,388.063	95.400
Withheld	1,040,256,856.538	4.600
TOTAL	22,614,291,244.601	100.000
Susan Tomasky
Affirmative	21,607,546,330.771	95.548
Withheld	1,006,744,913.831	4.452
TOTAL	22,614,291,244.601	100.000
Michael E. Wiley
Affirmative	21,549,685,089.255	95.292
Withheld	1,064,606,155.346	4.708
TOTAL	22,614,291,244.601	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	4,853,584,393.686	81.193
Against	724,297,295.725	12.116
Abstain	399,977,705.124	6.691
Broker Non-Vote	0.00	0.00
TOTAL	5,977,859,394.535	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPIDX-ANN-0221
1.540028.123

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	30.57%	16.19%	13.52%
Service Class	30.43%	16.07%	13.40%
Service Class 2	30.23%	15.90%	13.23%
Investor Class	30.48%	16.10%	13.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund℠ Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,546	VIP Contrafund℠ Portfolio - Initial Class
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Co-Managers William Danoff and Jean Park:  For the year, the fund's share classes gained roughly 30% to 31%, outperforming the 18.40% result of the benchmark S&P 500® index. The primary contributor to performance versus the benchmark was security selection and an overweighting in the information technology sector, especially within the software & services industry. Security selection in communication services and an underweighting in energy also helped. The biggest individual contributor was an overweight position in Amazon.com (+76%). Amazon.com was among the fund's biggest holdings. The fund's non-benchmark stake in Okta gained 121% and helped our relative result. Another notable relative contributor was an outsized stake in Netflix (+67%), which was one of our largest holdings. In contrast, the primary detractor from performance versus the benchmark was an overweighting in health care. Also hampering the fund's relative result was stock selection and an underweighting in materials. Lastly, the fund's position in cash was a notable detractor. The biggest individual relative detractor was an underweight position in Apple (+82%), which was among our biggest holdings. A second notable relative detractor was our outsized stake in American Express (-21%), a position that was sold the past 12 months. Another notable relative detractor was an overweighting in Berkshire Hathaway (+2%), which was among the fund's largest holdings. Notable changes in positioning include decreased exposure to the financials sector and higher allocations to communication services and information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Microsoft Corp.	7.5
Amazon.com, Inc.	6.6
Apple, Inc.	5.5
Facebook, Inc. Class A	4.7
Alphabet, Inc. Class C	4.7
Salesforce.com, Inc.	3.3
UnitedHealth Group, Inc.	3.1
Netflix, Inc.	2.6
Berkshire Hathaway, Inc. Class B	2.6
Adobe, Inc.	1.9
42.5

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	36.4
Communication Services	14.4
Health Care	14.2
Consumer Discretionary	12.7
Financials	7.4
Consumer Staples	4.6
Industrials	4.6
Materials	1.7
Utilities	0.8
Real Estate	0.7

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	97.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 7.9%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATION SERVICES - 14.4%
Entertainment - 4.1%
Activision Blizzard, Inc.	1,040,728	$96,631,595
Electronic Arts, Inc.	480,000	68,928,000
Live Nation Entertainment, Inc. (a)	17,400	1,278,552
Netflix, Inc. (a)	1,030,004	556,954,063
Nintendo Co. Ltd.	8,700	5,584,890
Sea Ltd. ADR (a)	23,100	4,598,055
Spotify Technology SA (a)	49,397	15,543,260
Take-Two Interactive Software, Inc. (a)	426,000	88,518,540
The Walt Disney Co.	215,258	39,000,444
		877,037,399
Interactive Media & Services - 9.6%
Alphabet, Inc. Class C (a)	561,067	982,922,056
Facebook, Inc. Class A (a)	3,624,713	990,126,603
Match Group, Inc. (a)	76,261	11,529,901
Snap, Inc. Class A (a)	504,300	25,250,301
Tencent Holdings Ltd.	148,900	10,713,921
		2,020,542,782
Media - 0.2%
Charter Communications, Inc. Class A (a)	59,952	39,661,246
Comcast Corp. Class A	253,300	13,272,920
		52,934,166
Wireless Telecommunication Services - 0.5%
SoftBank Group Corp.	37,800	2,934,606
T-Mobile U.S., Inc.	688,626	92,861,216
		95,795,822

TOTAL COMMUNICATION SERVICES		3,046,310,169

CONSUMER DISCRETIONARY - 12.7%
Automobiles - 0.2%
BYD Co. Ltd. (H Shares)	153,000	4,010,294
Harley-Davidson, Inc.	71,700	2,631,390
Hyundai Motor Co.	45,600	8,044,064
Tesla, Inc. (a)	9,000	6,351,030
Toyota Motor Corp.	179,000	13,813,452
XPeng, Inc. ADR (a)	157,620	6,750,865
		41,601,095
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	14,500	2,694,245
Hotels, Restaurants & Leisure - 0.4%
Airbnb, Inc. Class A	109,300	16,045,240
Chipotle Mexican Grill, Inc. (a)	26,685	37,004,356
Domino's Pizza, Inc.	15,900	6,097,014
DraftKings, Inc. Class A (a)	84,600	3,938,976
Evolution Gaming Group AB (b)	108,400	10,897,945
Hilton Worldwide Holdings, Inc.	23,900	2,659,114
Marriott International, Inc. Class A	21,300	2,809,896
Penn National Gaming, Inc. (a)	80,400	6,944,148
Starbucks Corp.	50,800	5,434,584
		91,831,273
Household Durables - 0.6%
D.R. Horton, Inc.	945,200	65,143,184
Garmin Ltd.	114,646	13,718,540
Lennar Corp. Class A	228,960	17,453,621
Mohawk Industries, Inc. (a)	20,400	2,875,380
NVR, Inc. (a)	4,100	16,727,426
Sony Corp.	84,600	8,524,980
Whirlpool Corp.	12,400	2,238,076
		126,681,207
Internet & Direct Marketing Retail - 7.7%
Alibaba Group Holding Ltd. (a)	1,280,000	37,228,199
Alibaba Group Holding Ltd. sponsored ADR (a)	244,657	56,939,024
Amazon.com, Inc. (a)	426,602	1,389,412,852
Coupang unit (c)(d)	228,895	1,716,713
Doordash, Inc.	25,800	3,682,950
Doordash, Inc.	88,575	11,379,673
eBay, Inc.	1,597,600	80,279,400
Etsy, Inc. (a)	26,500	4,714,615
HelloFresh AG (a)	48,500	3,751,580
JD.com, Inc. Class A	455,400	20,056,920
Meituan Class B (a)	277,800	10,556,647
MercadoLibre, Inc. (a)	2,900	4,858,138
Pinduoduo, Inc. ADR (a)	8,100	1,439,127
Wayfair LLC Class A (a)	15,300	3,454,893
Zalando SE (a)(b)	25,600	2,847,526
ZOZO, Inc.	42,900	1,059,049
		1,633,377,306
Multiline Retail - 0.7%
B&M European Value Retail SA	839,000	5,922,530
Dollar General Corp.	610,900	128,472,270
Target Corp.	8,000	1,412,240
		135,807,040
Specialty Retail - 2.3%
AutoZone, Inc. (a)	13,300	15,766,352
Bed Bath & Beyond, Inc.	150,751	2,677,338
Best Buy Co., Inc.	669,900	66,849,321
Burlington Stores, Inc. (a)	5,300	1,386,215
Cazoo Holdings Ltd. (c)(d)	53,819	781,973
L Brands, Inc.	100,900	3,752,471
Lowe's Companies, Inc.	576,100	92,469,811
National Vision Holdings, Inc. (a)	28,000	1,268,120
O'Reilly Automotive, Inc. (a)	23,300	10,544,881
The Home Depot, Inc.	990,460	263,085,985
TJX Companies, Inc.	139,554	9,530,143
Tractor Supply Co.	115,800	16,279,164
Williams-Sonoma, Inc.	11,400	1,160,976
		485,552,750
Textiles, Apparel & Luxury Goods - 0.8%
adidas AG	12,349	4,492,627
Allbirds, Inc. (a)(c)(d)	130,840	1,512,510
Capri Holdings Ltd. (a)	34,700	1,457,400
Deckers Outdoor Corp. (a)	60,259	17,281,076
Kering SA	1,880	1,365,160
lululemon athletica, Inc. (a)	2,559	890,609
LVMH Moet Hennessy Louis Vuitton SE	2,049	1,282,677
NIKE, Inc. Class B	962,730	136,197,413
Tapestry, Inc.	48,900	1,519,812
		165,999,284

TOTAL CONSUMER DISCRETIONARY		2,683,544,200

CONSUMER STAPLES - 4.6%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	7,600	7,556,604
Constellation Brands, Inc. Class A (sub. vtg.)	48,200	10,558,210
Monster Beverage Corp. (a)	107,500	9,941,600
PepsiCo, Inc.	800,170	118,665,211
The Coca-Cola Co.	139,300	7,639,212
		154,360,837
Food & Staples Retailing - 2.0%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	120,000	4,089,559
Costco Wholesale Corp.	684,901	258,056,999
Walmart, Inc.	1,193,165	171,994,735
		434,141,293
Food Products - 0.1%
The Hershey Co.	158,000	24,068,140
Household Products - 0.9%
Clorox Co.	93,700	18,919,904
Colgate-Palmolive Co.	70,400	6,019,904
Procter & Gamble Co.	1,047,900	145,804,806
Reynolds Consumer Products, Inc.	319,568	9,599,823
Unicharm Corp.	15,600	739,094
		181,083,531
Personal Products - 0.9%
Estee Lauder Companies, Inc. Class A	652,585	173,711,601
L'Oreal SA	19,100	7,287,647
		180,999,248

TOTAL CONSUMER STAPLES		974,653,049

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Hess Corp.	84,363	4,453,523
Reliance Industries Ltd.	1,862,681	50,619,512
		55,073,035
FINANCIALS - 7.4%
Banks - 1.5%
Bank of America Corp.	2,807,747	85,102,812
HDFC Bank Ltd. sponsored ADR (a)	70,600	5,101,556
JPMorgan Chase & Co.	1,639,139	208,285,393
Kotak Mahindra Bank Ltd. (a)	207,300	5,662,733
M&T Bank Corp.	77,500	9,865,750
Royal Bank of Canada	48,900	4,017,952
		318,036,196
Capital Markets - 2.6%
BlackRock, Inc. Class A	115,100	83,049,254
MarketAxess Holdings, Inc.	51,300	29,269,728
Moody's Corp.	288,200	83,647,168
Morgan Stanley	1,003,100	68,742,443
MSCI, Inc.	343,128	153,216,946
NASDAQ, Inc.	9,300	1,234,482
Nordnet AB	400,000	6,238,777
S&P Global, Inc.	349,200	114,792,516
		540,191,314
Consumer Finance - 0.0%
Capital One Financial Corp.	40,300	3,983,655
Diversified Financial Services - 2.6%
Berkshire Hathaway, Inc. Class B (a)	2,380,188	551,894,192
Insurance - 0.7%
Admiral Group PLC	393,373	15,632,466
American International Group, Inc.	188,900	7,151,754
Arthur J. Gallagher & Co.	21,400	2,647,394
Chubb Ltd.	50,600	7,788,352
Direct Line Insurance Group PLC	309,000	1,347,958
GoHealth, Inc. (a)	81,734	1,116,486
Intact Financial Corp.	22,500	2,664,153
Intact Financial Corp. rights 12/31/21 (a)(c)(d)	27,100	2,863,501
Progressive Corp.	1,012,700	100,135,776
Selectquote, Inc. (e)	45,721	948,711
The Travelers Companies, Inc.	45,700	6,414,909
		148,711,460
Thrifts & Mortgage Finance - 0.0%
Rocket Cos., Inc. (a)(e)	40,700	822,954

TOTAL FINANCIALS		1,563,639,771

HEALTH CARE - 14.2%
Biotechnology - 2.5%
AbbVie, Inc.	1,184,207	126,887,780
Acceleron Pharma, Inc. (a)	45,222	5,785,703
Allovir, Inc. (a)	71,000	2,729,240
Alnylam Pharmaceuticals, Inc. (a)	24,600	3,197,262
Argenx SE ADR (a)	22,800	6,705,252
Ascendis Pharma A/S sponsored ADR (a)	7,700	1,284,206
BeiGene Ltd. ADR (a)	7,900	2,041,281
Biohaven Pharmaceutical Holding Co. Ltd. (a)	15,900	1,362,789
BioNTech SE ADR (a)(e)	20,000	1,630,400
CSL Ltd.	1,400	305,645
Exact Sciences Corp. (a)	9,300	1,232,157
Genmab A/S (a)	12,100	4,906,476
Idorsia Ltd. (a)	417,793	12,056,365
Innovent Biologics, Inc. (a)(b)	1,185,000	12,541,745
Kodiak Sciences, Inc. (a)	21,800	3,202,638
Kymera Therapeutics, Inc. (a)	19,400	1,202,800
Mirati Therapeutics, Inc. (a)	44,770	9,833,283
Regeneron Pharmaceuticals, Inc. (a)	350,825	169,487,066
Relay Therapeutics, Inc. (a)	49,200	2,044,752
Replimune Group, Inc. (a)	124,900	4,764,935
Sarepta Therapeutics, Inc. (a)	7,700	1,312,773
Seagen, Inc. (a)	75,128	13,157,918
Seer, Inc.	21,900	1,229,466
Turning Point Therapeutics, Inc. (a)	63,847	7,779,757
Vertex Pharmaceuticals, Inc. (a)	501,385	118,497,331
Zai Lab Ltd. (a)	74,700	9,962,182
Zai Lab Ltd. ADR (a)	66,313	8,974,801
		534,116,003
Health Care Equipment & Supplies - 4.3%
Abbott Laboratories	1,035,671	113,395,618
Alcon, Inc. (a)	18,800	1,240,424
Danaher Corp.	1,215,163	269,936,309
DexCom, Inc. (a)	229,642	84,903,240
Edwards Lifesciences Corp. (a)	1,021,928	93,230,491
Envista Holdings Corp. (a)	130,200	4,391,646
Hologic, Inc. (a)	590,600	43,013,398
Intuitive Surgical, Inc. (a)	184,730	151,127,613
Masimo Corp. (a)	92,518	24,829,981
Medtronic PLC	77,000	9,019,780
Quidel Corp. (a)	44,300	7,958,495
ResMed, Inc.	339,590	72,183,250
Sonova Holding AG Class B	15,305	3,980,733
Stryker Corp.	22,300	5,464,392
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	577,500	5,888,638
West Pharmaceutical Services, Inc.	75,600	21,418,236
		911,982,244
Health Care Providers & Services - 3.8%
Anthem, Inc.	19,700	6,325,473
Cigna Corp.	191,200	39,804,016
Guardant Health, Inc. (a)	31,264	4,029,304
Henry Schein, Inc. (a)	75,000	5,014,500
Humana, Inc.	136,900	56,165,963
Laboratory Corp. of America Holdings (a)	159,900	32,547,645
Owens & Minor, Inc.	165,400	4,474,070
Patterson Companies, Inc.	338,397	10,026,703
UnitedHealth Group, Inc.	1,863,040	653,330,867
		811,718,541
Health Care Technology - 0.2%
Change Healthcare, Inc. (a)	30,798	574,383
Veeva Systems, Inc. Class A (a)	111,743	30,422,032
		30,996,415
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)	30,771	4,357,174
Adaptive Biotechnologies Corp. (a)	105,770	6,254,180
Agilent Technologies, Inc.	10,500	1,244,145
Bio-Rad Laboratories, Inc. Class A (a)	52,630	30,680,132
Charles River Laboratories International, Inc. (a)	47,532	11,876,346
Eurofins Scientific SA (a)	118,230	9,912,621
IQVIA Holdings, Inc. (a)	68,226	12,224,052
Mettler-Toledo International, Inc. (a)	16,700	19,032,656
PerkinElmer, Inc.	126,200	18,109,700
Sartorius Stedim Biotech	25,406	9,038,044
Thermo Fisher Scientific, Inc.	403,168	187,787,591
WuXi AppTec Co. Ltd. (H Shares) (b)	396,200	7,757,955
		318,274,596
Pharmaceuticals - 1.9%
AstraZeneca PLC sponsored ADR	617,017	30,844,680
Bristol-Myers Squibb Co.	243,747	15,119,626
Eli Lilly & Co.	606,934	102,474,737
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	1,574,000	7,634,025
Horizon Therapeutics PLC (a)	348,700	25,507,405
Jazz Pharmaceuticals PLC (a)	83,418	13,768,141
Merck & Co., Inc.	150,815	12,336,667
Roche Holding AG (participation certificate)	116,000	40,402,634
Royalty Pharma PLC	700,000	35,035,000
Supernus Pharmaceuticals, Inc. (a)	38,894	978,573
UCB SA	67,100	6,925,055
Zoetis, Inc. Class A	615,296	101,831,488
		392,858,031

TOTAL HEALTH CARE		2,999,945,830

INDUSTRIALS - 4.5%
Aerospace & Defense - 0.1%
Axon Enterprise, Inc. (a)	11,500	1,409,095
HEICO Corp. Class A	60,100	7,035,306
Lockheed Martin Corp.	17,600	6,247,648
		14,692,049
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	103,706	9,734,882
United Parcel Service, Inc. Class B	568,800	95,785,920
		105,520,802
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	9,700	1,066,806
Southwest Airlines Co.	949,090	44,237,085
		45,303,891
Building Products - 1.1%
Carrier Global Corp.	1,084,200	40,896,024
Fortune Brands Home & Security, Inc.	881,932	75,599,211
The AZEK Co., Inc.	61,800	2,376,210
Toto Ltd.	654,500	39,299,792
Trane Technologies PLC	519,475	75,406,991
		233,578,228
Commercial Services & Supplies - 0.2%
Cintas Corp.	70,125	24,786,383
Clean TeQ Holdings Ltd. (a)	62,344	12,016
Copart, Inc. (a)	118,300	15,053,675
		39,852,074
Electrical Equipment - 0.5%
Acuity Brands, Inc.	53,505	6,478,920
AMETEK, Inc.	132,600	16,036,644
Rockwell Automation, Inc.	75,000	18,810,750
Vestas Wind Systems A/S	300,952	71,093,727
		112,420,041
Industrial Conglomerates - 0.4%
General Electric Co.	1,939,221	20,943,587
Honeywell International, Inc.	5,900	1,254,930
Roper Technologies, Inc.	123,700	53,325,833
		75,524,350
Machinery - 0.6%
Cummins, Inc.	90,000	20,439,000
Deere & Co.	100,800	27,120,240
Fortive Corp.	57,311	4,058,765
IDEX Corp.	22,300	4,442,160
Illinois Tool Works, Inc.	54,727	11,157,741
Ingersoll Rand, Inc. (a)	98,600	4,492,216
Otis Worldwide Corp.	610,800	41,259,540
PACCAR, Inc.	144,600	12,476,088
Pentair PLC	23,900	1,268,851
		126,714,601
Professional Services - 0.5%
Clarivate Analytics PLC (a)	1,074,045	31,909,877
CoStar Group, Inc. (a)	26,716	24,693,064
Equifax, Inc.	7,000	1,349,880
Experian PLC	302,233	11,481,422
Verisk Analytics, Inc.	107,800	22,378,202
		91,812,445
Road & Rail - 0.4%
Canadian Pacific Railway Ltd.	82,000	28,443,287
Old Dominion Freight Lines, Inc.	129,800	25,334,364
Uber Technologies, Inc. (a)	98,200	5,008,200
Union Pacific Corp.	146,572	30,519,222
		89,305,073
Trading Companies & Distributors - 0.0%
Fastenal Co.	52,100	2,544,043
W.W. Grainger, Inc.	9,400	3,838,396
		6,382,439

TOTAL INDUSTRIALS		941,105,993

INFORMATION TECHNOLOGY - 36.3%
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A	1,073,198	140,342,102
Keysight Technologies, Inc. (a)	115,200	15,216,768
Samsung SDI Co. Ltd.	20,500	11,828,318
Vontier Corp. (a)	85,682	2,861,779
Zebra Technologies Corp. Class A (a)	24,830	9,542,914
		179,791,881
IT Services - 7.7%
Accenture PLC Class A	576,097	150,482,297
Adyen BV (a)(b)	30,157	70,071,049
Booz Allen Hamilton Holding Corp. Class A	300,000	26,154,000
Edenred SA	20,533	1,164,155
EPAM Systems, Inc. (a)	63,726	22,836,212
MasterCard, Inc. Class A	832,540	297,166,828
MongoDB, Inc. Class A (a)	378,798	136,003,634
Okta, Inc. (a)	1,410,273	358,576,013
PayPal Holdings, Inc. (a)	873,044	204,466,905
Shopify, Inc. Class A (a)	63,100	71,250,603
Snowflake Computing, Inc. (e)	65,100	18,319,140
Snowflake Computing, Inc. Class B	13,478	3,603,074
Square, Inc. (a)	119,300	25,964,452
Twilio, Inc. Class A (a)	77,800	26,335,300
Visa, Inc. Class A	1,025,927	224,401,013
Wix.com Ltd. (a)	3,100	774,876
		1,637,569,551
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc. (a)	1,423,239	130,525,249
Analog Devices, Inc.	134,039	19,801,581
Applied Materials, Inc.	157,900	13,626,770
ASML Holding NV	155,999	76,083,832
Broadcom, Inc.	111,400	48,776,490
Enphase Energy, Inc. (a)	85,036	14,921,267
First Solar, Inc. (a)	43,100	4,263,452
Inphi Corp. (a)	7,600	1,219,572
KLA-Tencor Corp.	267,108	69,156,932
Lam Research Corp.	343,651	162,296,058
Lattice Semiconductor Corp. (a)	253,900	11,633,698
Marvell Technology Group Ltd.	355,000	16,876,700
MaxLinear, Inc. Class A (a)	14,300	546,117
Microchip Technology, Inc.	9,300	1,284,423
Monolithic Power Systems, Inc.	4,100	1,501,543
NVIDIA Corp.	623,760	325,727,472
NXP Semiconductors NV	93,458	14,860,757
Qorvo, Inc. (a)	158,300	26,320,541
Qualcomm, Inc.	1,541,417	234,819,466
Semtech Corp. (a)	164,689	11,872,430
Skyworks Solutions, Inc.	182,300	27,870,024
Synaptics, Inc. (a)	238,574	22,998,534
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	166,700	18,176,968
Texas Instruments, Inc.	124,300	20,401,359
		1,275,561,235
Software - 16.1%
Adobe, Inc. (a)	806,953	403,573,334
ANSYS, Inc. (a)	70,300	25,575,140
Atlassian Corp. PLC (a)	768,975	179,840,183
Autodesk, Inc. (a)	8,900	2,717,526
C3.Ai, Inc. (e)	20,900	2,899,875
Cadence Design Systems, Inc. (a)	273,926	37,371,724
Ceridian HCM Holding, Inc. (a)	43,400	4,624,704
Cloudflare, Inc. (a)	220,500	16,755,795
Coupa Software, Inc. (a)	315,060	106,776,985
Crowdstrike Holdings, Inc. (a)	22,300	4,723,586
Datadog, Inc. Class A (a)	159,006	15,652,551
DocuSign, Inc. (a)	5,200	1,155,960
Dropbox, Inc. Class A (a)	334,731	7,427,681
Duck Creek Technologies, Inc. (a)	8,500	368,050
Dynatrace, Inc. (a)	186,466	8,068,384
Epic Games, Inc. (c)(d)	18,849	10,838,175
Fair Isaac Corp. (a)	2,600	1,328,704
Fortinet, Inc. (a)	403,836	59,981,761
Intuit, Inc.	194,032	73,703,055
Microsoft Corp.	7,104,031	1,580,078,570
Nuance Communications, Inc. (a)	120,800	5,326,072
Palo Alto Networks, Inc. (a)	10,000	3,553,900
Paycom Software, Inc. (a)	6,800	3,075,300
Rapid7, Inc. (a)	16,800	1,514,688
RingCentral, Inc. (a)	56,862	21,548,992
Salesforce.com, Inc. (a)	3,112,238	692,566,322
ServiceNow, Inc. (a)	174,700	96,160,121
Slack Technologies, Inc. Class A (a)	294,400	12,435,456
SVMK, Inc. (a)	75,000	1,916,250
Synopsys, Inc. (a)	65,600	17,006,144
Tanium, Inc. Class B (a)(c)(d)	350,002	3,988,343
Tenable Holdings, Inc. (a)	31,700	1,656,642
Xero Ltd. (a)	38,300	4,335,211
Zoom Video Communications, Inc. Class A (a)	2,162	729,286
Zscaler, Inc. (a)	15,400	3,075,534
		3,412,350,004
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	8,733,000	1,158,781,770
Dell Technologies, Inc. (a)	27,800	2,037,462
Samsung Electronics Co. Ltd.	195,500	14,549,272
		1,175,368,504

TOTAL INFORMATION TECHNOLOGY		7,680,641,175

MATERIALS - 1.7%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	37,671	10,292,471
FMC Corp.	10,000	1,149,300
LG Chemical Ltd.	4,266	3,229,665
Sherwin-Williams Co.	177,079	130,137,128
Westlake Chemical Corp.	20,300	1,656,480
		146,465,044
Containers & Packaging - 0.0%
Silgan Holdings, Inc.	198,629	7,365,163
WestRock Co.	64,400	2,803,332
		10,168,495
Metals & Mining - 1.0%
Agnico Eagle Mines Ltd. (Canada)	107,000	7,530,937
Barrick Gold Corp. (Canada)	1,893,009	43,127,709
Franco-Nevada Corp.	748,100	93,799,010
Freeport-McMoRan, Inc.	578,300	15,047,366
Gatos Silver, Inc.	306,900	3,998,907
Ivanhoe Mines Ltd. (a)	77,100	415,513
Kirkland Lake Gold Ltd.	331,064	13,680,546
Lundin Gold, Inc. (a)	360,100	3,092,068
Newcrest Mining Ltd.	131,231	2,608,228
Newmont Corp.	347,400	20,805,786
Northern Star Resources Ltd.	231,700	2,266,803
		206,372,873

TOTAL MATERIALS		363,006,412

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	403,838	90,645,477
Equity Commonwealth	176,700	4,820,376
Prologis (REIT), Inc.	121,536	12,112,278
SBA Communications Corp. Class A	158,600	44,745,818
Simon Property Group, Inc.	26,900	2,294,032
		154,617,981
UTILITIES - 0.8%
Electric Utilities - 0.8%
Iberdrola SA	192,843	2,756,364
NextEra Energy, Inc.	1,791,588	138,221,014
PG&E Corp. (a)	1,645,600	20,504,176
		161,481,554
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	164,909	3,875,362

TOTAL UTILITIES		165,356,916

TOTAL COMMON STOCKS
(Cost $10,494,264,558)		20,627,894,531

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Zomato Pvt Ltd. Series J7 (c)(d)	489	2,009,664
Specialty Retail - 0.0%
Fanatics, Inc. Series E (c)(d)	153,481	2,653,686
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	51,640	596,958
Series B (a)(c)(d)	9,070	104,849
Series C (a)(c)(d)	86,705	1,002,310
Series Seed (a)(c)(d)	27,745	320,732
		2,024,849
TOTAL CONSUMER DISCRETIONARY		6,688,199
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series N (c)(d)	39,568	10,683,360
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	132,331	4,317,881
TOTAL INDUSTRIALS		15,001,241
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)	60,761	6,657,837
Software - 0.0%
Nuro, Inc. Series C (c)(d)	305,791	3,991,979
TOTAL INFORMATION TECHNOLOGY		10,649,816

TOTAL CONVERTIBLE PREFERRED STOCKS		32,339,256

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	1,757	25,529
Series B (c)(d)	30,761	446,948
Series C (c)(d)	624	9,067
Series D (c)(d)	109,890	1,596,667
		2,078,211
TOTAL PREFERRED STOCKS
(Cost $34,178,397)		34,417,467

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.11% (f)	472,999,997	473,094,597
Fidelity Securities Lending Cash Central Fund 0.11% (f)(g)	9,401,616	9,402,556
TOTAL MONEY MARKET FUNDS
(Cost $482,492,245)		482,497,153
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $11,010,935,200)		21,144,809,151
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(13,143,465)
NET ASSETS - 100%		$21,131,665,686

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $117,638,883 or 0.6% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $56,118,682 or 0.3% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Allbirds, Inc.	10/9/18	$1,434,943
Allbirds, Inc. Series A	10/9/18	$566,344
Allbirds, Inc. Series B	10/9/18	$99,472
Allbirds, Inc. Series C	10/9/18	$950,908
Allbirds, Inc. Series Seed	10/9/18	$304,284
ByteDance Ltd. Series E1	11/18/20	$6,657,837
Cazoo Holdings Ltd.	9/30/20	$737,857
Cazoo Holdings Ltd. Series A	9/30/20	$24,088
Cazoo Holdings Ltd. Series B	9/30/20	$421,732
Cazoo Holdings Ltd. Series C	9/30/20	$8,555
Cazoo Holdings Ltd. Series D	9/30/20	$1,506,588
Coupang unit	6/12/20	$1,716,713
Epic Games, Inc.	7/13/20 - 7/30/20	$10,838,175
Fanatics, Inc. Series E	8/13/20	$2,653,686
Intact Financial Corp. rights 12/31/21	11/13/20	$2,773,512
Nuro, Inc. Series C	10/30/20	$3,991,979
Space Exploration Technologies Corp. Series N	8/4/20	$10,683,360
Tanium, Inc. Class B	9/18/20	$3,988,343
Zipline International, Inc. Series E	12/21/20	$4,317,881
Zomato Pvt Ltd. Series J7	12/9/20	$1,991,683

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,222,987
Fidelity Securities Lending Cash Central Fund	171,766
Total	$1,394,753

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,046,310,169	$3,027,076,752	$19,233,417	$--
Consumer Discretionary	2,692,310,610	2,565,257,425	114,275,579	12,777,606
Consumer Staples	974,653,049	967,365,402	7,287,647	--
Energy	55,073,035	55,073,035	--	--
Financials	1,563,639,771	1,554,537,493	6,238,777	2,863,501
Health Care	2,999,945,830	2,928,637,440	71,308,390	--
Industrials	956,107,234	858,530,844	82,575,149	15,001,241
Information Technology	7,691,290,991	7,592,140,534	73,674,123	25,476,334
Materials	363,006,412	363,006,412	--	--
Real Estate	154,617,981	154,617,981	--	--
Utilities	165,356,916	165,356,916	--	--
Money Market Funds	482,497,153	482,497,153	--	--
Total Investments in Securities:	$21,144,809,151	$20,714,097,387	$374,593,082	$56,118,682

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $8,768,040) — See accompanying schedule: Unaffiliated issuers (cost $10,528,442,955)	$20,662,311,998
Fidelity Central Funds (cost $482,492,245)	482,497,153
Total Investment in Securities (cost $11,010,935,200)		$21,144,809,151
Cash		69,934
Foreign currency held at value (cost $12,500)		12,500
Receivable for investments sold		10,473,789
Receivable for fund shares sold		7,866,540
Dividends receivable		6,704,679
Distributions receivable from Fidelity Central Funds		65,351
Prepaid expenses		24,467
Other receivables		1,402,192
Total assets		21,171,428,603
Liabilities
Payable for investments purchased	$4,169,407
Payable for fund shares redeemed	9,466,730
Accrued management fee	9,185,190
Distribution and service plan fees payable	1,864,147
Other affiliated payables	1,390,999
Other payables and accrued expenses	4,288,544
Collateral on securities loaned	9,397,900
Total liabilities		39,762,917
Net Assets		$21,131,665,686
Net Assets consist of:
Paid in capital		$10,029,816,159
Total accumulated earnings (loss)		11,101,849,527
Net Assets		$21,131,665,686
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($8,916,447,470 ÷ 185,120,494 shares)		$48.17
Service Class:
Net Asset Value, offering price and redemption price per share ($1,734,783,066 ÷ 36,223,508 shares)		$47.89
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,379,335,108 ÷ 179,320,959 shares)		$46.73
Investor Class:
Net Asset Value, offering price and redemption price per share ($2,101,100,042 ÷ 43,932,497 shares)		$47.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$143,997,948
Income from Fidelity Central Funds (including $171,766 from security lending)		1,394,753
Total income		145,392,701
Expenses
Management fee	$99,946,199
Transfer agent fees	13,392,370
Distribution and service plan fees	20,891,257
Accounting fees	1,648,077
Custodian fees and expenses	258,912
Independent trustees' fees and expenses	106,275
Audit	76,971
Legal	41,463
Miscellaneous	741,756
Total expenses before reductions	137,103,280
Expense reductions	(567,673)
Total expenses after reductions		136,535,607
Net investment income (loss)		8,857,094
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,845,216)	992,683,560
Fidelity Central Funds	(4,343)
Foreign currency transactions	(284,128)
Total net realized gain (loss)		992,395,089
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,233,328)	4,065,906,100
Assets and liabilities in foreign currencies	162,416
Total change in net unrealized appreciation (depreciation)		4,066,068,516
Net gain (loss)		5,058,463,605
Net increase (decrease) in net assets resulting from operations		$5,067,320,699

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,857,094	$63,308,078
Net realized gain (loss)	992,395,089	245,013,168
Change in net unrealized appreciation (depreciation)	4,066,068,516	4,446,153,621
Net increase (decrease) in net assets resulting from operations	5,067,320,699	4,754,474,867
Distributions to shareholders	(130,357,635)	(2,102,317,791)
Share transactions - net increase (decrease)	(1,972,663,336)	(432,541,997)
Total increase (decrease) in net assets	2,964,299,728	2,219,615,079
Net Assets
Beginning of period	18,167,365,958	15,947,750,879
End of period	$21,131,665,686	$18,167,365,958

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Contrafund Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$37.17	$32.13	$37.94	$33.18	$33.91
Income from Investment Operations
Net investment income (loss)A	.07	.16	.23	.35	.33
Net realized and unrealized gain (loss)	11.24	9.15	(2.50)	6.69	1.85
Total from investment operations	11.31	9.31	(2.27)	7.04	2.18
Distributions from net investment income	(.10)	(.16)	(.26)	(.36)	(.26)
Distributions from net realized gain	(.21)	(4.11)	(3.28)	(1.91)	(2.65)
Total distributions	(.31)	(4.27)	(3.54)	(2.28)B	(2.91)
Net asset value, end of period	$48.17	$37.17	$32.13	$37.94	$33.18
Total ReturnC,D	30.57%	31.58%	(6.38)%	21.88%	8.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.61%	.61%	.62%	.62%	.63%
Expenses net of fee waivers, if any	.61%	.61%	.62%	.62%	.63%
Expenses net of all reductions	.61%	.61%	.61%	.62%	.62%
Net investment income (loss)	.17%	.48%	.64%	.98%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$8,916,447	$6,919,369	$6,240,295	$7,609,925	$6,962,430
Portfolio turnover rateG	39%	37%H	111%H	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.96	$31.97	$37.77	$33.04	$33.79
Income from Investment Operations
Net investment income (loss)A	.03	.13	.19	.31	.29
Net realized and unrealized gain (loss)	11.17	9.10	(2.48)	6.66	1.84
Total from investment operations	11.20	9.23	(2.29)	6.97	2.13
Distributions from net investment income	(.06)	(.13)	(.22)	(.33)	(.23)
Distributions from net realized gain	(.21)	(4.11)	(3.28)	(1.91)	(2.65)
Total distributions	(.27)	(4.24)	(3.51)B	(2.24)	(2.88)
Net asset value, end of period	$47.89	$36.96	$31.97	$37.77	$33.04
Total ReturnC,D	30.43%	31.45%	(6.49)%	21.76%	7.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.71%	.72%	.72%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.72%	.73%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.72%
Net investment income (loss)	.07%	.38%	.54%	.88%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,734,783	$1,493,164	$1,324,859	$1,569,798	$1,428,793
Portfolio turnover rateG	39%	37%H	111%H	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.10	$31.31	$37.05	$32.45	$33.25
Income from Investment Operations
Net investment income (loss)A	(.03)	.08	.14	.25	.24
Net realized and unrealized gain (loss)	10.90	8.89	(2.44)	6.54	1.80
Total from investment operations	10.87	8.97	(2.30)	6.79	2.04
Distributions from net investment income	(.03)	(.07)	(.16)	(.28)	(.20)
Distributions from net realized gain	(.21)	(4.11)	(3.28)	(1.91)	(2.65)
Total distributions	(.24)	(4.18)	(3.44)	(2.19)	(2.84)B
Net asset value, end of period	$46.73	$36.10	$31.31	$37.05	$32.45
Total ReturnC,D	30.23%	31.27%	(6.64)%	21.59%	7.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.86%	.87%	.87%	.88%
Expenses net of fee waivers, if any	.86%	.86%	.87%	.87%	.88%
Expenses net of all reductions	.86%	.86%	.86%	.87%	.87%
Net investment income (loss)	(.08)%	.23%	.39%	.73%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$8,379,335	$8,038,646	$6,979,731	$9,255,124	$8,138,206
Portfolio turnover rateG	39%	37%H	111%H	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.91	$31.93	$37.74	$33.01	$33.76
Income from Investment Operations
Net investment income (loss)A	.04	.14	.20	.32	.30
Net realized and unrealized gain (loss)	11.16	9.08	(2.49)	6.66	1.84
Total from investment operations	11.20	9.22	(2.29)	6.98	2.14
Distributions from net investment income	(.07)	(.14)	(.23)	(.34)	(.24)
Distributions from net realized gain	(.21)	(4.11)	(3.28)	(1.91)	(2.65)
Total distributions	(.28)	(4.24)B	(3.52)B	(2.25)	(2.89)
Net asset value, end of period	$47.83	$36.91	$31.93	$37.74	$33.01
Total ReturnC,D	30.48%	31.49%	(6.49)%	21.81%	7.95%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.69%	.70%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.70%	.71%
Expenses net of all reductions	.68%	.69%	.69%	.70%	.70%
Net investment income (loss)	.09%	.40%	.56%	.90%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$2,101,100	$1,716,187	$1,402,867	$1,553,670	$1,327,708
Portfolio turnover rateG	39%	37%H	111%H	70%	62%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Contrafund Portfolio	$1,267,255

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,129,279,662
Gross unrealized depreciation	(32,548,352)
Net unrealized appreciation (depreciation)	$10,096,731,310
Tax Cost	$11,048,077,841

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,354,659
Undistributed long-term capital gain	$998,840,687
Net unrealized appreciation (depreciation) on securities and other investments	$10,096,826,844

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$30,994,815	$ 58,328,154
Long-term Capital Gains	99,362,820	2,043,989,637
Total	$130,357,635	$ 2,102,317,791

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Contrafund Portfolio	7,191,340,214	9,499,609,276

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 12,062,536 shares of the Fund were redeemed in-kind for investments and cash with a value of $400,234,962. The Fund had a net realized gain of $150,078,422 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,547,631
Service Class 2	19,343,626
$20,891,257

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$4,903,728.06
Service Class	983,657.06
Service Class 2	4,915,510.06
Investor Class	2,589,475.14
	$13,392,370

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Contrafund Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Contrafund Portfolio	$148,618

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $456,185,424 and $605,753,700, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $123,883.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Contrafund Portfolio	$42,535

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Contrafund Portfolio	$17,422	$1,252	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $495,657 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $72,016.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$56,532,421	$815,577,615
Service Class	10,407,726	174,225,616
Service Class 2	50,750,607	926,626,620
Investor Class	12,666,881	185,887,940
Total	$130,357,635	$2,102,317,791

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	25,682,421	2,935,670	$948,596,232	$99,683,246
Reinvestment of distributions	1,379,377	26,150,469	56,532,421	815,577,615
Shares redeemed	(28,101,868)	(37,160,663)	(1,137,149,063)	(1,264,009,092)
Net increase (decrease)	(1,040,070)	(8,074,524)	$(132,020,410)	$(348,748,231)
Service Class
Shares sold	1,612,745	1,148,632	$63,778,609	$38,865,138
Reinvestment of distributions	260,347	5,621,468	10,407,726	174,225,616
Shares redeemed	(6,047,520)	(7,812,299)	(241,210,228)	(266,838,399)
Net increase (decrease)	(4,174,428)	(1,042,199)	$(167,023,893)	$(53,747,645)
Service Class 2
Shares sold	15,178,752	14,840,569	$582,131,149	$482,410,740
Reinvestment of distributions	1,316,992	30,647,896	50,750,607	926,626,620
Shares redeemed	(59,859,343)	(45,696,007)(a)	(2,209,028,335)	(1,508,908,292)(a)
Net increase (decrease)	(43,363,599)	(207,542)	$(1,576,146,579)	$(99,870,932)
Investor Class
Shares sold	1,959,406	1,266,076	$79,036,665	$42,751,874
Reinvestment of distributions	315,543	6,003,266	12,666,881	185,887,940
Shares redeemed	(4,836,565)	(4,705,289)	(189,176,000)	(158,815,003)
Net increase (decrease)	(2,561,616)	2,564,053	$(97,472,454)	$69,824,811

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owner of record of 22% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Contrafund Portfolio
Initial Class	.61%
Actual		$1,000.00	$1,194.60	$3.37
Hypothetical-C		$1,000.00	$1,022.07	$3.10
Service Class	.70%
Actual		$1,000.00	$1,193.90	$3.86
Hypothetical-C		$1,000.00	$1,021.62	$3.56
Service Class 2.85%
Actual		$1,000.00	$1,193.30	$4.69
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Investor Class	.68%
Actual		$1,000.00	$1,194.40	$3.75
Hypothetical-C		$1,000.00	$1,021.72	$3.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Contrafund Portfolio
Initial Class	02/12/21	02/12/21	$0.033	$2.269
Service Class	02/12/21	02/12/21	$0.025	$2.269
Service Class 2	02/12/21	02/12/21	$0.014	$2.269
Investor Class	02/12/21	02/12/21	$0.027	$2.269

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $998,913,838, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	21,597,050,616.024	95.502
Withheld	1,017,240,628.578	4.498
TOTAL	22,614,291,244.601	100.000
Donald F. Donahue
Affirmative	21,605,904,576.366	95.541
Withheld	1,008,386,668.235	4.459
TOTAL	22,614,291,244.601	100.000
Bettina Doulton
Affirmative	21,645,998,598.109	95.718
Withheld	968,292,646.493	4.282
TOTAL	22,614,291,244.601	100.000
Vicki L. Fuller
Affirmative	21,660,928,063.243	95.784
Withheld	953,363,181.358	4.216
TOTAL	22,614,291,244.601	100.000
Patricia L. Kampling
Affirmative	21,663,944,422.383	95.798
Withheld	950,346,822.218	4.202
TOTAL	22,614,291,244.601	100.000
Alan J. Lacy
Affirmative	21,569,159,491.891	95.378
Withheld	1,045,131,752.710	4.622
TOTAL	22,614,291,244.601	100.000
Ned C. Lautenbach
Affirmative	21,469,914,492.101	94.940
Withheld	1,144,376,752.501	5.060
TOTAL	22,614,291,244.601	100.000
Robert A. Lawrence
Affirmative	21,583,601,126.100	95.442
Withheld	1,030,690,118.501	4.558
TOTAL	22,614,291,244.601	100.000
Joseph Mauriello
Affirmative	21,551,120,396.219	95.299
Withheld	1,063,170,848.382	4.701
TOTAL	22,614,291,244.601	100.000
Cornelia M. Small
Affirmative	21,592,890,757.027	95.483
Withheld	1,021,400,487.575	4.517
TOTAL	22,614,291,244.601	100.000
Garnett A. Smith
Affirmative	21,519,273,578.917	95.158
Withheld	1,095,017,665.685	4.842
TOTAL	22,614,291,244.601	100.000
David M. Thomas
Affirmative	21,574,034,388.063	95.400
Withheld	1,040,256,856.538	4.600
TOTAL	22,614,291,244.601	100.000
Susan Tomasky
Affirmative	21,607,546,330.771	95.548
Withheld	1,006,744,913.831	4.452
TOTAL	22,614,291,244.601	100.000
Michael E. Wiley
Affirmative	21,549,685,089.255	95.292
Withheld	1,064,606,155.346	4.708
TOTAL	22,614,291,244.601	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	12,494,489,979.676	81.109
Against	1,423,733,795.655	9.242
Abstain	1,486,305,622.772	9.648
Broker Non-Vote	0.00	0.00
TOTAL	15,404,529,398.102	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPCON-ANN-0221
1.540131.123

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	22.18%	13.48%	10.35%
Service Class	22.11%	13.36%	10.25%
Service Class 2	21.91%	13.19%	10.08%
Investor Class	22.14%	13.40%	10.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$26,786	VIP International Capital Appreciation Portfolio - Initial Class
$16,404	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 10.81% in 2020, a volatile an unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record in March, followed by a historic rebound through year-end. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when the index began a two-month retreat. November (+13.46%) was a much different story, however, as investors reacted favorably to election results in the U.S. The momentum continued in December (+5.42%), driven by regulatory approvals for COVID-19 vaccines in certain regions. For the full year, emerging markets (+19%) was the top region, followed by Japan (+15%) and Europe ex U.K. (+12%). Conversely, the U.K. (-10%), Canada (+6%) and Asia Pacific ex Japan (+7%) lagged. By sector, information technology (+46%) led the way, while consumer discretionary (+23%) and materials (+22%) also outpaced the index. In contrast, the energy (-23%), real estate (-9%) and financials (-4%) sectors underperformed.

Comments from Portfolio Manager Sammy Simnegar:  For the year ending December 31, 2020, the fund's share classes gained roughly 22%, outperforming the 10.81% increase in the benchmark MSCI All Country World ex USA (Net MA) Index. From a regional standpoint, security selection in Europe ex U.K. and largely non-benchmark exposure to the U.S. contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark was an overweighting in information technology, followed by positioning in energy and financials stocks. Our non-benchmark stake in MercadoLibre, a position we established this period, was the fund's top individual relative contributor, driven by a 239% gain. Also adding value was our overweighting in Wuliangye Yibin, which rose 69% and was not held at period end. Another notable relative contributor was an overweighting in Orsted (+104%). In contrast, an underweighting in emerging markets and an overweighting Europe ex U.K., primarily driven by France, detracted from the portfolio's relative result. By sector, the largest detractor from performance versus the benchmark was stock selection in the software & services segment of information technology. An underweighting in the communication services sector, primarily within the media & entertainment industry, also hampered the fund's relative performance. Further pressuring the fund's relative return was an overweighting in industrials, capital goods firms in particular. Lastly, the fund's position in cash was a notable detractor. Our largest individual relative detractor was an outsized stake in Capitec Bank Holdings, which returned -65%. This is a position that was sold the past year. Also hurting performance was our overweighting in MTU Aero Engines, which returned approximately -64% and was no longer held at the end of 2020. Also holding back performance was our outsized stake in Aristocrat Leisure, which returned -58% and was another position not held at period end. Notable changes in positioning include a higher allocation to the U.S. and Japan. By sector, meaningful shifts in positioning were higher exposure to communication services and information technology stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
United States of America*	14.4%
Cayman Islands	9.7%
France	8.4%
Japan	8.1%
Switzerland	6.0%
Germany	5.7%
Canada	5.6%
Korea (South)	5.5%
Netherlands	5.3%
Other	31.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2020

% of fund's net assets
Stocks	97.9
Short-Term Investments and Net Other Assets (Liabilities)	2.1

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.5
Nestle SA (Reg. S) (Switzerland, Food Products)	2.1
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.5
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.4
AIA Group Ltd. (Hong Kong, Insurance)	1.4
Sony Corp. (Japan, Household Durables)	1.4
18.8

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	24.7
Industrials	15.9
Consumer Discretionary	15.6
Communication Services	10.1
Financials	7.7
Consumer Staples	7.3
Utilities	5.9
Health Care	4.7
Materials	3.9
Energy	1.1

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Bailiwick of Jersey - 0.9%
Ferguson PLC	43,900	$5,333,866
Bermuda - 0.8%
IHS Markit Ltd.	53,000	4,760,990
Brazil - 0.9%
Magazine Luiza SA	1,072,600	5,152,164
Canada - 5.6%
Brookfield Asset Management, Inc. Class A	143,346	5,915,889
Canadian National Railway Co.	56,700	6,233,481
Canadian Pacific Railway Ltd.	16,800	5,827,405
Constellation Software, Inc.	3,950	5,129,259
Thomson Reuters Corp.	60,000	4,910,676
Topicus.Com, Inc. (a)(b)	7,532	28,475
Waste Connection, Inc. (Canada)	46,350	4,752,614

TOTAL CANADA		32,797,799

Cayman Islands - 9.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	44,730	10,410,013
JD.com, Inc. sponsored ADR (a)	76,400	6,715,560
Meituan Class B (a)	221,300	8,409,597
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	31,400	5,834,434
Sea Ltd. ADR (a)	25,800	5,135,490
Shenzhou International Group Holdings Ltd.	279,200	5,474,192
Tencent Holdings Ltd.	203,450	14,639,000

TOTAL CAYMAN ISLANDS		56,618,286

Denmark - 2.2%
DSV Panalpina A/S	33,700	5,663,682
Novo Nordisk A/S Series B	17,566	1,225,390
ORSTED A/S (c)	30,600	6,260,922

TOTAL DENMARK		13,149,994

France - 8.4%
Air Liquide SA	38,910	6,379,173
Dassault Systemes SA	26,700	5,419,490
Hermes International SCA	5,089	5,468,453
L'Oreal SA	17,640	6,730,580
LVMH Moet Hennessy Louis Vuitton SE	14,221	8,902,366
Pernod Ricard SA	29,700	5,689,175
SR Teleperformance SA	15,200	5,037,791
Worldline SA (a)(c)	54,700	5,285,799

TOTAL FRANCE		48,912,827

Germany - 5.7%
Delivery Hero AG (a)(c)	36,900	5,770,755
HelloFresh AG (a)	69,416	5,369,478
Infineon Technologies AG	160,800	6,140,730
Merck KGaA	28,200	4,836,708
RWE AG	126,100	5,334,945
Vonovia SE	79,000	5,769,693

TOTAL GERMANY		33,222,309

Hong Kong - 2.4%
AIA Group Ltd.	676,600	8,245,130
Techtronic Industries Co. Ltd.	387,500	5,528,252

TOTAL HONG KONG		13,773,382

India - 2.0%
HDFC Bank Ltd. (a)	267,350	5,266,796
Reliance Industries Ltd.	236,200	6,418,882

TOTAL INDIA		11,685,678

Indonesia - 0.9%
PT Bank Central Asia Tbk	2,127,700	5,126,167
Ireland - 5.1%
Accenture PLC Class A	18,300	4,780,143
Aon PLC	22,600	4,774,702
Flutter Entertainment PLC (Ireland)	28,800	5,872,129
Kerry Group PLC Class A	34,700	5,023,364
Kingspan Group PLC (Ireland) (a)	70,700	4,957,676
Linde PLC	18,040	4,753,720

TOTAL IRELAND		30,161,734

Italy - 1.1%
Enel SpA	660,800	6,723,466
Japan - 8.1%
Daikin Industries Ltd.	24,200	5,383,705
Hoya Corp.	42,700	5,901,206
Keyence Corp.	11,916	6,693,410
Olympus Corp.	218,900	4,783,767
Recruit Holdings Co. Ltd.	145,500	6,111,430
SMC Corp.	8,000	4,877,246
Sony Corp.	78,300	7,890,141
Tokyo Electron Ltd.	16,400	6,099,075

TOTAL JAPAN		47,739,980

Korea (South) - 5.5%
LG Chemical Ltd.	7,468	5,653,807
NAVER Corp.	20,660	5,552,207
Samsung Electronics Co. Ltd.	196,990	14,660,159
Samsung SDI Co. Ltd.	10,970	6,329,592

TOTAL KOREA (SOUTH)		32,195,765

Luxembourg - 0.8%
Spotify Technology SA (a)	14,700	4,625,502
Netherlands - 5.3%
Airbus Group NV	52,924	5,808,102
ASML Holding NV (Netherlands)	20,200	9,780,380
Ferrari NV	22,600	5,241,878
Wolters Kluwer NV	60,632	5,115,349
Yandex NV Series A (a)(d)	77,200	5,371,576

TOTAL NETHERLANDS		31,317,285

Portugal - 0.9%
Energias de Portugal SA	866,447	5,457,600
Spain - 3.1%
Aena Sme SA (a)(c)	11,284	1,960,241
Amadeus IT Holding SA Class A	65,000	4,798,122
Cellnex Telecom SA (c)	83,279	4,997,360
Iberdrola SA	461,288	6,593,330

TOTAL SPAIN		18,349,053

Sweden - 2.8%
Atlas Copco AB (A Shares)	111,000	5,705,001
Hexagon AB (B Shares)	60,500	5,546,764
Swedish Match Co. AB	64,300	5,003,877

TOTAL SWEDEN		16,255,642

Switzerland - 6.0%
Logitech International SA (Reg.)	53,910	5,234,392
Lonza Group AG	9,476	6,104,125
Nestle SA (Reg. S)	106,130	12,545,767
Partners Group Holding AG	4,559	5,357,016
Sika AG	21,305	5,807,599

TOTAL SWITZERLAND		35,048,899

Taiwan - 2.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	816,000	15,431,717
United Kingdom - 4.8%
Ashtead Group PLC	114,400	5,378,476
Atlassian Corp. PLC (a)	19,800	4,630,626
Aveva Group PLC	119,933	5,251,548
Diageo PLC	171,730	6,795,144
London Stock Exchange Group PLC	47,300	5,838,548

TOTAL UNITED KINGDOM		27,894,342

United States of America - 12.3%
Adobe, Inc. (a)	9,200	4,601,104
Alphabet, Inc. Class A (a)	2,600	4,556,864
Autodesk, Inc. (a)	16,000	4,885,440
Charter Communications, Inc. Class A (a)	7,000	4,630,850
Facebook, Inc. Class A (a)	17,500	4,780,300
MasterCard, Inc. Class A	13,490	4,815,121
MercadoLibre, Inc. (a)	2,800	4,690,616
Microsoft Corp.	20,900	4,648,578
Moody's Corp.	16,600	4,817,984
Netflix, Inc. (a)	8,800	4,758,424
NextEra Energy, Inc.	61,240	4,724,666
NICE Systems Ltd. sponsored ADR (a)	19,700	5,585,738
NVIDIA Corp.	9,100	4,752,020
Thermo Fisher Scientific, Inc.	10,000	4,657,800
Visa, Inc. Class A	22,680	4,960,796

TOTAL UNITED STATES OF AMERICA		71,866,301

TOTAL COMMON STOCKS
(Cost $401,243,439)		573,600,748

Money Market Funds - 2.5%
Fidelity Cash Central Fund 0.11% (e)	11,309,695	11,311,957
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	3,400,560	3,400,900
TOTAL MONEY MARKET FUNDS
(Cost $14,712,857)		14,712,857
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $415,956,296)		588,313,605
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(2,350,965)
NET ASSETS - 100%		$585,962,640

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,275,077 or 4.1% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$32,484
Fidelity Securities Lending Cash Central Fund	22,813
Total	$55,297

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$59,047,573	$44,408,573	$14,639,000	$--
Consumer Discretionary	91,201,776	58,027,158	33,174,618	--
Consumer Staples	41,787,907	10,712,539	31,075,368	--
Energy	6,418,882	6,418,882	--	--
Financials	45,342,232	20,634,742	24,707,490	--
Health Care	27,508,996	15,342,773	12,166,223	--
Industrials	93,345,983	59,340,197	34,005,786	--
Information Technology	145,488,478	98,527,898	46,932,105	28,475
Materials	22,594,299	10,407,527	12,186,772	--
Real Estate	5,769,693	--	5,769,693	--
Utilities	35,094,929	16,775,596	18,319,333	--
Money Market Funds	14,712,857	14,712,857	--	--
Total Investments in Securities:	$588,313,605	$355,308,742	$232,976,388	$28,475

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $3,332,882) — See accompanying schedule: Unaffiliated issuers (cost $401,243,439)	$573,600,748
Fidelity Central Funds (cost $14,712,857)	14,712,857
Total Investment in Securities (cost $415,956,296)		$588,313,605
Foreign currency held at value (cost $895,412)		895,412
Receivable for investments sold		5,105,683
Receivable for fund shares sold		212,999
Dividends receivable		724,244
Distributions receivable from Fidelity Central Funds		792
Prepaid expenses		590
Other receivables		177,722
Total assets		595,431,047
Liabilities
Payable to custodian bank	$133
Payable for investments purchased	5,231,597
Payable for fund shares redeemed	150,370
Accrued management fee	318,569
Distribution and service plan fees payable	8,469
Other affiliated payables	77,456
Other payables and accrued expenses	280,913
Collateral on securities loaned	3,400,900
Total liabilities		9,468,407
Net Assets		$585,962,640
Net Assets consist of:
Paid in capital		$399,991,900
Total accumulated earnings (loss)		185,970,740
Net Assets		$585,962,640
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($162,289,022 ÷ 7,045,387 shares)		$23.03
Service Class:
Net Asset Value, offering price and redemption price per share ($3,297,849 ÷ 143,599 shares)		$22.97
Service Class 2:
Net Asset Value, offering price and redemption price per share ($41,511,999 ÷ 1,819,590 shares)		$22.81
Investor Class:
Net Asset Value, offering price and redemption price per share ($378,863,770 ÷ 16,582,849 shares)		$22.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$6,761,015
Income from Fidelity Central Funds (including $22,813 from security lending)		55,297
Income before foreign taxes withheld		6,816,312
Less foreign taxes withheld		(794,887)
Total income		6,021,425
Expenses
Management fee	$3,447,253
Transfer agent fees	562,418
Distribution and service plan fees	72,962
Accounting fees	258,604
Custodian fees and expenses	124,654
Independent trustees' fees and expenses	2,889
Audit	88,280
Legal	7,217
Interest	8,026
Miscellaneous	8,905
Total expenses before reductions	4,581,208
Expense reductions	(237,757)
Total expenses after reductions		4,343,451
Net investment income (loss)		1,677,974
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $28,338)	14,355,402
Fidelity Central Funds	567
Foreign currency transactions	(362,732)
Total net realized gain (loss)		13,993,237
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $47,228)	75,532,921
Assets and liabilities in foreign currencies	41,556
Total change in net unrealized appreciation (depreciation)		75,574,477
Net gain (loss)		89,567,714
Net increase (decrease) in net assets resulting from operations		$91,245,688

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,677,974	$2,460,988
Net realized gain (loss)	13,993,237	29,953,570
Change in net unrealized appreciation (depreciation)	75,574,477	67,458,177
Net increase (decrease) in net assets resulting from operations	91,245,688	99,872,735
Distributions to shareholders	(22,905,349)	(7,049,260)
Share transactions - net increase (decrease)	(64,519,839)	210,100,139
Total increase (decrease) in net assets	3,820,500	302,923,614
Net Assets
Beginning of period	582,142,140	279,218,526
End of period	$585,962,640	$582,142,140

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.50	$14.82	$17.39	$12.80	$13.32
Income from Investment Operations
Net investment income (loss)A	.08	.14B	.12	.09	.12
Net realized and unrealized gain (loss)	4.13	4.79	(2.31)	4.57	(.52)
Total from investment operations	4.21	4.93	(2.19)	4.66	(.40)
Distributions from net investment income	(.06)	(.09)C	(.12)	(.07)	(.11)C
Distributions from net realized gain	(.61)	(.16)C	(.26)	–	–
Tax return of capital	–	–	–	–	(.01)C
Total distributions	(.68)D	(.25)	(.38)	(.07)	(.12)
Net asset value, end of period	$23.03	$19.50	$14.82	$17.39	$12.80
Total ReturnE,F	22.18%	33.33%	(12.75)%	36.45%	(2.98)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.85%	.86%	.89%	.92%	.99%
Expenses net of fee waivers, if any	.85%	.86%	.89%	.92%	.99%
Expenses net of all reductions	.80%	.84%	.85%	.89%	.97%
Net investment income (loss)	.39%	.78%B	.69%	.57%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$162,289	$235,985	$20,921	$28,572	$16,644
Portfolio turnover rateI	158%	137%	184%	153%	188%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .46%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.46	$14.79	$17.36	$12.78	$13.30
Income from Investment Operations
Net investment income (loss)A	.06	.12B	.10	.07	.10
Net realized and unrealized gain (loss)	4.12	4.78	(2.30)	4.57	(.51)
Total from investment operations	4.18	4.90	(2.20)	4.64	(.41)
Distributions from net investment income	(.06)	(.07)C	(.11)	(.06)	(.10)C
Distributions from net realized gain	(.61)	(.16)C	(.26)	–	–
Tax return of capital	–	–	–	–	(.01)C
Total distributions	(.67)	(.23)	(.37)	(.06)	(.11)
Net asset value, end of period	$22.97	$19.46	$14.79	$17.36	$12.78
Total ReturnD,E	22.11%	33.15%	(12.85)%	36.35%	(3.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.96%	.99%	1.02%	1.09%
Expenses net of fee waivers, if any	.94%	.96%	.99%	1.02%	1.09%
Expenses net of all reductions	.90%	.94%	.95%	.99%	1.07%
Net investment income (loss)	.30%	.68%B	.59%	.47%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$3,298	$739	$503	$236	$142
Portfolio turnover rateH	158%	137%	184%	153%	188%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .36%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.33	$14.70	$17.26	$12.72	$13.24
Income from Investment Operations
Net investment income (loss)A	.03	.09B	.07	.05	.08
Net realized and unrealized gain (loss)	4.09	4.75	(2.28)	4.54	(.50)
Total from investment operations	4.12	4.84	(2.21)	4.59	(.42)
Distributions from net investment income	(.03)	(.04)C	(.09)	(.05)	(.09)C
Distributions from net realized gain	(.61)	(.16)C	(.26)	–	–
Tax return of capital	–	–	–	–	(.01)C
Total distributions	(.64)	(.21)D	(.35)	(.05)	(.10)
Net asset value, end of period	$22.81	$19.33	$14.70	$17.26	$12.72
Total ReturnE,F	21.91%	32.93%	(12.98)%	36.09%	(3.18)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.09%	1.11%	1.14%	1.17%	1.24%
Expenses net of fee waivers, if any	1.09%	1.11%	1.14%	1.17%	1.24%
Expenses net of all reductions	1.05%	1.09%	1.10%	1.14%	1.22%
Net investment income (loss)	.15%	.53%B	.44%	.32%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$41,512	$25,986	$17,134	$12,533	$6,144
Portfolio turnover rateI	158%	137%	184%	153%	188%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .21%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.35	$14.71	$17.26	$12.71	$13.22
Income from Investment Operations
Net investment income (loss)A	.06	.12B	.10	.08	.11
Net realized and unrealized gain (loss)	4.10	4.75	(2.28)	4.54	(.51)
Total from investment operations	4.16	4.87	(2.18)	4.62	(.40)
Distributions from net investment income	(.05)	(.07)C	(.11)	(.07)	(.10)C
Distributions from net realized gain	(.61)	(.16)C	(.26)	–	–
Tax return of capital	–	–	–	–	(.01)C
Total distributions	(.66)	(.23)	(.37)	(.07)	(.11)
Net asset value, end of period	$22.85	$19.35	$14.71	$17.26	$12.71
Total ReturnD,E	22.14%	33.16%	(12.80)%	36.33%	(3.01)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.92%	.94%	.97%	1.00%	1.07%
Expenses net of fee waivers, if any	.92%	.94%	.97%	1.00%	1.07%
Expenses net of all reductions	.88%	.92%	.93%	.97%	1.05%
Net investment income (loss)	.32%	.70%B	.61%	.49%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$378,864	$319,432	$240,661	$286,191	$155,518
Portfolio turnover rateH	158%	137%	184%	153%	188%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$171,835,070
Gross unrealized depreciation	(1,697,434)
Net unrealized appreciation (depreciation)	$170,137,636
Tax Cost	$418,175,969

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$16,003,038
Net unrealized appreciation (depreciation) on securities and other investments	$170,150,998

The tax character of distributions paid was as follows:

	December 31, 2020	December 31,2019
Ordinary Income	$2,310,726	$ 7,049,260
Long-term Capital Gains	20,594,623	–
Total	$22,905,349	$ 7,049,260

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP International Capital Appreciation Portfolio	805,543,117	896,924,321

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,501
Service Class 2	71,461
$72,962

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$104,602.06
Service Class	957.06
Service Class 2	18,176.06
Investor Class	438,683.14
	$562,418

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP International Capital Appreciation Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP International Capital Appreciation Portfolio	$3,396

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP International Capital Appreciation Portfolio	Borrower	$15,282,667	1.26%	$8,026

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $25,544,215 and $92,136,491, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP International Capital Appreciation Portfolio	$1,151

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP International Capital Appreciation Portfolio	$436	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $232,181 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,289.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,287.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$10,959,512	$3,006,827
Service Class	30,662	8,372
Service Class 2	870,743	273,250
Investor Class	11,044,432	3,760,811
Total	$22,905,349	$7,049,260

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	5,538,612	10,785,295	$110,616,163	$203,835,613
Reinvestment of distributions	563,120	158,588	10,959,512	3,006,827
Shares redeemed	(11,159,510)	(252,058)	(205,269,702)	(4,413,276)
Net increase (decrease)	(5,057,778)	10,691,825	$(83,694,027)	$202,429,164
Service Class
Shares sold	116,500	14,556	$2,322,828	$263,840
Reinvestment of distributions	1,348	378	27,061	7,157
Shares redeemed	(12,240)	(10,941)	(248,765)	(202,995)
Net increase (decrease)	105,608	3,993	$2,101,124	$68,002
Service Class 2
Shares sold	979,178	586,179	$19,037,415	$10,272,648
Reinvestment of distributions	45,038	14,535	870,743	273,250
Shares redeemed	(548,785)	(422,273)	(10,288,458)	(7,543,579)
Net increase (decrease)	475,431	178,441	$9,619,700	$3,002,319
Investor Class
Shares sold	1,981,361	1,939,976	$40,356,311	$34,794,598
Reinvestment of distributions	569,420	199,831	11,044,432	3,760,811
Shares redeemed	(2,476,898)	(1,996,670)	(43,947,379)	(33,954,755)
Net increase (decrease)	73,883	143,137	$7,453,364	$4,600,654

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 70% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 22% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP International Capital Appreciation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP International Capital Appreciation Portfolio (one of the funds constituting Variable Insurance Products Fund II, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP International Capital Appreciation Portfolio
Initial Class	.83%
Actual		$1,000.00	$1,239.60	$4.67
Hypothetical-C		$1,000.00	$1,020.96	$4.22
Service Class	.95%
Actual		$1,000.00	$1,239.70	$5.35
Hypothetical-C		$1,000.00	$1,020.36	$4.82
Service Class 2	1.09%
Actual		$1,000.00	$1,238.00	$6.13
Hypothetical-C		$1,000.00	$1,019.66	$5.53
Investor Class	.91%
Actual		$1,000.00	$1,239.40	$5.12
Hypothetical-C		$1,000.00	$1,020.56	$4.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP International Capital Appreciation Portfolio
Initial Class	02/05/21	02/05/21	$0.615
Service Class	02/05/21	02/05/21	$0.615
Service Class 2	02/05/21	02/05/21	$0.615
Investor Class	02/05/21	02/05/21	$0.615

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $16,084,259, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 0% and 7%; Service Class designates 0% and 7%; Service Class 2 designates 0% and 10%; and Investor Class designates 0% and 7%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Capital Appreciation Portfolio
Initial Class	12/01/2020	$0.0918	$0.0308
Service Class	12/01/2020	$0.0918	$0.0308
Service Class 2	12/01/2020	$0.0598	$0.0308
Investor Class	12/01/2020	$0.0818	$0.0308

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	21,597,050,616.024	95.502
Withheld	1,017,240,628.578	4.498
TOTAL	22,614,291,244.601	100.000
Donald F. Donahue
Affirmative	21,605,904,576.366	95.541
Withheld	1,008,386,668.235	4.459
TOTAL	22,614,291,244.601	100.000
Bettina Doulton
Affirmative	21,645,998,598.109	95.718
Withheld	968,292,646.493	4.282
TOTAL	22,614,291,244.601	100.000
Vicki L. Fuller
Affirmative	21,660,928,063.243	95.784
Withheld	953,363,181.358	4.216
TOTAL	22,614,291,244.601	100.000
Patricia L. Kampling
Affirmative	21,663,944,422.383	95.798
Withheld	950,346,822.218	4.202
TOTAL	22,614,291,244.601	100.000
Alan J. Lacy
Affirmative	21,569,159,491.891	95.378
Withheld	1,045,131,752.710	4.622
TOTAL	22,614,291,244.601	100.000
Ned C. Lautenbach
Affirmative	21,469,914,492.101	94.940
Withheld	1,144,376,752.501	5.060
TOTAL	22,614,291,244.601	100.000
Robert A. Lawrence
Affirmative	21,583,601,126.100	95.442
Withheld	1,030,690,118.501	4.558
TOTAL	22,614,291,244.601	100.000
Joseph Mauriello
Affirmative	21,551,120,396.219	95.299
Withheld	1,063,170,848.382	4.701
TOTAL	22,614,291,244.601	100.000
Cornelia M. Small
Affirmative	21,592,890,757.027	95.483
Withheld	1,021,400,487.575	4.517
TOTAL	22,614,291,244.601	100.000
Garnett A. Smith
Affirmative	21,519,273,578.917	95.158
Withheld	1,095,017,665.685	4.842
TOTAL	22,614,291,244.601	100.000
David M. Thomas
Affirmative	21,574,034,388.063	95.400
Withheld	1,040,256,856.538	4.600
TOTAL	22,614,291,244.601	100.000
Susan Tomasky
Affirmative	21,607,546,330.771	95.548
Withheld	1,006,744,913.831	4.452
TOTAL	22,614,291,244.601	100.000
Michael E. Wiley
Affirmative	21,549,685,089.255	95.292
Withheld	1,064,606,155.346	4.708
TOTAL	22,614,291,244.601	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	245,671,441.827	81.524
Against	32,716,010.567	10.857
Abstain	22,960,440.846	7.619
Broker Non-Vote	0.00	0.00
TOTAL	301,347,893.240	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPCAP-ANN-0221
1.811843.116

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.45%	10.83%	10.85%
Service Class	18.28%	10.72%	10.76%
Service Class 2	18.12%	10.54%	10.55%
Investor Class	18.33%	10.73%	10.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$28,024	VIP Disciplined Small Cap Portfolio - Initial Class
$28,920	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Geode Capital Management:  For the year ending December 31, 2020, the fund's share classes gained roughly 18%, trailing the 19.96% advance of the benchmark Russell 2000® index. Versus the benchmark, security selection was the primary detractor, especially within the industrials sector. Weak stock picks in the health care sector, primarily within the health care equipment & services industry, also hurt. Further weighing on the portfolio’s relative result were investment choices in real estate. Not owning Quidel, a benchmark component that gained roughly 195%, was the largest individual relative detractor. Also hurting performance was our outsized stake in Teladoc Health, which rose 82%. Teladoc Health was not held at period end. Also hindering performance was our outsized stake in Newmark, which returned -45%. Conversely, the biggest contributor to performance versus the benchmark was stock selection in financials. An underweighting in energy and choices among information technology stocks also boosted the fund's relative result. The portfolio's largest individual relative contributor was an overweighting in Digital Turbine, followed by Calix Networks, which gained about 266% the past year. Also helping performance was our outsized stake in Trupanion, which gained about 227% and was among the biggest holdings as of December 31. This period we decreased our stake. Notable changes in positioning include reduced exposure to the real estate sector and a higher allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Plug Power, Inc.	1.0
Digital Turbine, Inc.	0.8
Deckers Outdoor Corp.	0.8
Trupanion, Inc.	0.7
EMCOR Group, Inc.	0.7
BlackLine, Inc.	0.7
Synaptics, Inc.	0.7
Churchill Downs, Inc.	0.7
Rexnord Corp.	0.7
Sleep Number Corp.	0.6
7.4

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Health Care	19.0
Financials	16.8
Industrials	16.4
Information Technology	15.2
Consumer Discretionary	13.4

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Stocks and Equity Futures*	100.0%

 * Foreign investments - 4.3%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
COMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.2%
Cogent Communications Group, Inc.	1,453	$86,991
Consolidated Communications Holdings, Inc. (a)	47,661	233,062
Liberty Latin America Ltd. Class C (a)	15,667	173,747
Ooma, Inc. (a)	17,741	255,470
		749,270
Entertainment - 0.1%
Glu Mobile, Inc. (a)	25,074	225,917
Interactive Media & Services - 0.3%
Liberty TripAdvisor Holdings, Inc. (a)	19,318	83,840
Yelp, Inc. (a)	23,951	782,479
Zedge, Inc. (a)	9,376	56,631
		922,950
Media - 0.2%
Cardlytics, Inc. (a)	1,634	233,286
comScore, Inc. (a)	6,780	16,882
TechTarget, Inc. (a)	3,662	216,461
Tegna, Inc.	5,943	82,905
		549,534
Wireless Telecommunication Services - 0.2%
Shenandoah Telecommunications Co.	11,680	505,160

TOTAL COMMUNICATION SERVICES		2,952,831

CONSUMER DISCRETIONARY - 13.4%
Auto Components - 0.7%
Adient PLC (a)	17,230	599,087
American Axle & Manufacturing Holdings, Inc. (a)	17,389	145,024
Cooper-Standard Holding, Inc. (a)	3,668	127,170
Modine Manufacturing Co. (a)	30,600	384,336
Tenneco, Inc. (a)	27,324	289,634
Visteon Corp. (a)	2,862	359,238
Workhorse Group, Inc. (a)(b)	2,751	54,415
		1,958,904
Distributors - 0.1%
Core-Mark Holding Co., Inc.	12,592	369,827
Diversified Consumer Services - 0.1%
American Public Education, Inc. (a)	1,434	43,708
Collectors Universe, Inc.	1,228	92,591
		136,299
Hotels, Restaurants & Leisure - 4.6%
Bloomin' Brands, Inc.	40,594	788,335
Brinker International, Inc.	29,054	1,643,585
Caesars Entertainment, Inc. (a)	20,174	1,498,323
Churchill Downs, Inc.	10,093	1,966,015
Cracker Barrel Old Country Store, Inc.	2,066	272,547
Del Taco Restaurants, Inc. (a)	17,326	156,974
Dine Brands Global, Inc.	1,420	82,360
Fiesta Restaurant Group, Inc. (a)	1,385	15,789
Hilton Grand Vacations, Inc. (a)	9,842	308,547
Jack in the Box, Inc.	4,436	411,661
Marriott Vacations Worldwide Corp.	3,661	502,362
Papa John's International, Inc.	4,487	380,722
Penn National Gaming, Inc. (a)	20,562	1,775,940
RCI Hospitality Holdings, Inc. (b)	4,413	174,049
Scientific Games Corp. Class A (a)	26,760	1,110,272
Shake Shack, Inc. Class A (a)	12,305	1,043,218
Texas Roadhouse, Inc. Class A	6,051	472,946
Wingstop, Inc.	5,994	794,505
		13,398,150
Household Durables - 2.2%
Cavco Industries, Inc. (a)	2,623	460,205
Flexsteel Industries, Inc.	8,865	310,009
Installed Building Products, Inc. (a)	1,469	149,735
iRobot Corp. (a)(b)	8,108	650,991
KB Home	41,335	1,385,549
La-Z-Boy, Inc.	1,689	67,290
M.D.C. Holdings, Inc.	18,663	907,022
M/I Homes, Inc. (a)	28,843	1,277,456
Meritage Homes Corp. (a)	3,534	292,686
Sonos, Inc. (a)	5,853	136,902
TopBuild Corp. (a)	398	73,264
TRI Pointe Homes, Inc. (a)	50,234	866,537
		6,577,646
Internet & Direct Marketing Retail - 0.7%
Overstock.com, Inc. (a)(b)	2,913	139,737
PetMed Express, Inc. (b)	13,277	425,661
Shutterstock, Inc.	15,186	1,088,836
Stamps.com, Inc. (a)	1,198	235,036
Waitr Holdings, Inc. (a)	69,244	192,498
		2,081,768
Leisure Products - 0.9%
Acushnet Holdings Corp.	2,623	106,336
American Outdoor Brands, Inc. (a)	2,302	39,203
Clarus Corp.	1,761	27,119
Johnson Outdoors, Inc. Class A	7,376	830,759
Malibu Boats, Inc. Class A (a)	6,880	429,587
Vista Outdoor, Inc. (a)	48,830	1,160,201
YETI Holdings, Inc. (a)	2,350	160,905
		2,754,110
Specialty Retail - 2.6%
Asbury Automotive Group, Inc. (a)	5,230	762,220
Group 1 Automotive, Inc.	9,837	1,290,024
Haverty Furniture Companies, Inc.	6,037	167,044
Lumber Liquidators Holdings, Inc. (a)	2,993	92,005
Murphy U.S.A., Inc.	1,220	159,661
Rent-A-Center, Inc.	14,397	551,261
RH (a)	1,424	637,268
Shoe Carnival, Inc. (b)	20,507	803,464
Signet Jewelers Ltd. (b)	11,041	301,088
Sleep Number Corp. (a)	22,603	1,850,282
Sonic Automotive, Inc. Class A (sub. vtg.)	21,303	821,657
Sportsman's Warehouse Holdings, Inc. (a)	15,552	272,938
The Aaron's Co., Inc. (a)	2,730	51,761
		7,760,673
Textiles, Apparel & Luxury Goods - 1.5%
Crocs, Inc. (a)	28,382	1,778,416
Deckers Outdoor Corp. (a)	8,064	2,312,594
Lakeland Industries, Inc. (a)(b)	4,162	113,415
Rocky Brands, Inc.	2,731	76,659
		4,281,084

TOTAL CONSUMER DISCRETIONARY		39,318,461

CONSUMER STAPLES - 1.9%
Beverages - 0.2%
Coca-Cola Bottling Co. Consolidated	1,307	348,015
MGP Ingredients, Inc. (b)	3,242	152,569
		500,584
Food & Staples Retailing - 0.6%
Andersons, Inc.	12,521	306,890
BJ's Wholesale Club Holdings, Inc. (a)	5,155	192,178
Ingles Markets, Inc. Class A	6,782	289,320
Natural Grocers by Vitamin Cottage, Inc.	10,072	138,389
Performance Food Group Co. (a)	1,306	62,179
PriceSmart, Inc.	3,395	309,251
Rite Aid Corp. (a)(b)	14,268	225,862
United Natural Foods, Inc. (a)(b)	9,419	150,421
Weis Markets, Inc. (b)	3,144	150,315
		1,824,805
Food Products - 0.5%
Cal-Maine Foods, Inc. (a)	10,618	398,600
Darling Ingredients, Inc. (a)	832	47,990
Freshpet, Inc. (a)	3,679	522,381
John B. Sanfilippo & Son, Inc.	3,281	258,740
Lancaster Colony Corp.	332	60,998
The Simply Good Foods Co. (a)	5,551	174,079
		1,462,788
Household Products - 0.4%
Central Garden & Pet Co. (a)	1,096	42,317
Central Garden & Pet Co. Class A (non-vtg.) (a)	2,080	75,566
WD-40 Co. (b)	4,523	1,201,671
		1,319,554
Personal Products - 0.1%
USANA Health Sciences, Inc. (a)	4,402	339,394
Tobacco - 0.1%
Universal Corp.	1,765	85,797
Vector Group Ltd.	15,051	175,344
		261,141

TOTAL CONSUMER STAPLES		5,708,266

ENERGY - 1.8%
Energy Equipment & Services - 0.6%
Exterran Corp. (a)	2,962	13,092
Frank's International NV (a)	12,631	34,609
Helix Energy Solutions Group, Inc. (a)	78,433	329,419
Liberty Oilfield Services, Inc. Class A	6,913	71,273
Nabors Industries Ltd.	9,608	559,474
Nextier Oilfield Solutions, Inc. (a)	16,337	56,199
Oceaneering International, Inc. (a)	24,465	194,497
Oil States International, Inc. (a)	29,069	145,926
ProPetro Holding Corp. (a)	25,903	191,423
U.S. Silica Holdings, Inc.	29,645	208,108
		1,804,020
Oil, Gas & Consumable Fuels - 1.2%
Antero Resources Corp. (a)(b)	25,934	141,340
DHT Holdings, Inc.	106,991	559,563
Green Plains, Inc.	4,935	64,994
Kosmos Energy Ltd.	286,644	673,613
Magnolia Oil & Gas Corp. Class A (a)	24,735	174,629
Matador Resources Co. (a)	9,083	109,541
Nordic American Tanker Shipping Ltd.	80,152	236,448
PBF Energy, Inc. Class A	39,381	279,605
Penn Virginia Corp. (a)(b)	39,392	399,829
Range Resources Corp.	7,913	53,017
SM Energy Co.	103,845	635,531
World Fuel Services Corp.	3,058	95,287
		3,423,397

TOTAL ENERGY		5,227,417

FINANCIALS - 16.8%
Banks - 7.3%
1st Source Corp.	6,725	271,018
Altabancorp	1,221	34,090
American National Bankshares, Inc.	521	13,655
Ameris Bancorp	9,299	354,013
Banc of California, Inc.	11,230	165,193
BancFirst Corp. (b)	27,406	1,608,732
Bancorp, Inc., Delaware (a)	15,312	209,009
Berkshire Hills Bancorp, Inc.	9,232	158,052
Boston Private Financial Holdings, Inc.	10,663	90,102
Brookline Bancorp, Inc., Delaware	3,452	41,562
Cadence Bancorp Class A	39,008	640,511
Capital City Bank Group, Inc.	1,719	42,253
Capstar Financial Holdings, Inc.	961	14,175
Cathay General Bancorp	36,737	1,182,564
CIT Group, Inc.	3,777	135,594
City Holding Co.	699	48,615
Community Bank System, Inc.	997	62,123
Community Trust Bancorp, Inc.	3,950	146,348
Eagle Bancorp, Inc.	1,710	70,623
Financial Institutions, Inc.	8,477	190,733
First Bancorp, North Carolina	1,156	39,107
First Bancorp, Puerto Rico	195,027	1,798,149
First Business Finance Services, Inc.	611	11,249
First Commonwealth Financial Corp.	9,911	108,426
First Financial Bankshares, Inc.	6,134	221,897
First Financial Corp., Indiana	1,931	75,019
First Foundation, Inc.	1,834	36,680
First Interstate Bancsystem, Inc.	10,750	438,278
First of Long Island Corp.	2,133	38,074
Flushing Financial Corp.	3,153	52,466
Fulton Financial Corp.	88,657	1,127,717
Great Southern Bancorp, Inc.	12,667	619,416
Great Western Bancorp, Inc.	3,536	73,902
Hancock Whitney Corp.	36,355	1,236,797
Hilltop Holdings, Inc.	44,982	1,237,455
Hope Bancorp, Inc.	8,297	90,520
Independent Bank Group, Inc.	6,902	431,513
International Bancshares Corp.	40,234	1,506,361
Investors Bancorp, Inc.	158,655	1,675,397
Lakeland Bancorp, Inc.	3,851	48,908
Lakeland Financial Corp.	4,926	263,935
Live Oak Bancshares, Inc.	4,352	206,546
Macatawa Bank Corp.	1,887	15,794
Mercantile Bank Corp.	1,590	43,200
Metrocity Bankshares, Inc.	718	10,354
Midland States Bancorp, Inc.	3,847	68,746
Nicolet Bankshares, Inc. (a)	1,392	92,359
OFG Bancorp	25,035	464,149
Old National Bancorp, Indiana	4,597	76,126
Park National Corp.	2,072	217,581
Peapack-Gladstone Financial Corp.	6,231	141,818
Peoples Bancorp, Inc.	396	10,728
Republic Bancorp, Inc., Kentucky Class A	494	17,819
Sandy Spring Bancorp, Inc.	4,323	139,157
Sierra Bancorp	8,066	192,939
Silvergate Capital Corp. (a)	3,272	243,142
South State Corp.	3,160	228,468
Southside Bancshares, Inc.	7,615	236,293
The First Bancorp, Inc.	608	15,443
Tompkins Financial Corp.	2,332	164,639
Trico Bancshares	4,117	145,248
Trustmark Corp.	3,469	94,738
UMB Financial Corp.	11,351	783,105
United Bankshares, Inc., West Virginia	1,120	36,288
United Community Bank, Inc.	8,765	249,277
Univest Corp. of Pennsylvania	6,998	144,019
Valley National Bancorp	40,083	390,809
Washington Trust Bancorp, Inc.	2,117	94,842
WesBanco, Inc. (b)	12,573	376,687
		21,510,545
Capital Markets - 2.8%
Artisan Partners Asset Management, Inc.	33,487	1,685,736
BGC Partners, Inc. Class A	21,742	86,968
Cohen & Steers, Inc.	17,283	1,284,127
Cowen Group, Inc. Class A	6,202	161,190
Federated Hermes, Inc. Class B (non-vtg.)	40,446	1,168,485
Oppenheimer Holdings, Inc. Class A (non-vtg.)	18,221	572,686
Piper Jaffray Companies	10,698	1,079,428
PJT Partners, Inc.	6,239	469,485
Pzena Investment Management, Inc.	2,826	20,630
Stifel Financial Corp.	2,908	146,738
StoneX Group, Inc. (a)	16,387	948,807
Waddell & Reed Financial, Inc. Class A	24,191	616,145
Westwood Holdings Group, Inc.	766	11,107
		8,251,532
Consumer Finance - 1.2%
Enova International, Inc. (a)	52,867	1,309,516
LendingClub Corp. (a)	28,196	297,750
Nelnet, Inc. Class A	20,556	1,464,409
PROG Holdings, Inc.	5,460	294,130
		3,365,805
Diversified Financial Services - 0.6%
Cannae Holdings, Inc. (a)	39,095	1,730,736
Marlin Business Services Corp.	10,961	134,163
		1,864,899
Insurance - 2.5%
American Equity Investment Life Holding Co.	748	20,690
Amerisafe, Inc.	7,425	426,418
Crawford & Co. Class B	2,634	18,965
Donegal Group, Inc. Class A	834	11,734
eHealth, Inc. (a)	6,993	493,776
Employers Holdings, Inc.	4,910	158,053
Goosehead Insurance	12,241	1,527,187
Horace Mann Educators Corp.	20,058	843,238
Investors Title Co.	133	20,349
ProAssurance Corp.	8,779	156,178
Selective Insurance Group, Inc.	22,496	1,506,782
Third Point Reinsurance Ltd. (a)	4,371	41,612
Trupanion, Inc. (a)	17,826	2,133,950
		7,358,932
Mortgage Real Estate Investment Trusts - 0.0%
Redwood Trust, Inc.	4,845	42,539
Thrifts & Mortgage Finance - 2.4%
Essent Group Ltd.	37,804	1,633,133
Farmer Mac Class C (non-vtg.)	4,724	350,757
Flagstar Bancorp, Inc.	9,026	367,900
NMI Holdings, Inc. (a)	8,392	190,079
Northwest Bancshares, Inc.	58,714	748,016
Pennymac Financial Services, Inc.	3,710	243,450
Premier Financial Corp.	5,699	131,077
Radian Group, Inc.	74,617	1,510,994
Walker & Dunlop, Inc.	13,352	1,228,651
Washington Federal, Inc.	17,526	451,119
Waterstone Financial, Inc.	15,805	297,450
		7,152,626

TOTAL FINANCIALS		49,546,878

HEALTH CARE - 19.0%
Biotechnology - 9.0%
ACADIA Pharmaceuticals, Inc. (a)	2,932	156,745
Adverum Biotechnologies, Inc. (a)	604	6,547
Affimed NV (a)	37,417	217,767
Agenus, Inc. (a)(b)	49,113	156,179
Akebia Therapeutics, Inc. (a)(b)	14,561	40,771
Allakos, Inc. (a)(b)	1,600	224,000
Allogene Therapeutics, Inc. (a)(b)	3,466	87,482
Amicus Therapeutics, Inc. (a)	23,881	551,412
AnaptysBio, Inc. (a)	7,541	162,132
Apellis Pharmaceuticals, Inc. (a)	9,797	560,388
Arcturus Therapeutics Holdings, Inc. (a)(b)	3,696	160,332
Arcus Biosciences, Inc. (a)(b)	7,779	201,943
Ardelyx, Inc. (a)	33,366	215,878
Arena Pharmaceuticals, Inc. (a)	6,838	525,364
Arrowhead Pharmaceuticals, Inc. (a)	9,812	752,875
Atara Biotherapeutics, Inc. (a)	3,227	63,346
Athenex, Inc. (a)(b)	7,948	87,905
Athersys, Inc. (a)(b)	41,766	73,091
AVEO Pharmaceuticals, Inc. (a)	4,080	23,542
Avid Bioservices, Inc. (a)	1,890	21,811
Beam Therapeutics, Inc. (b)	1,128	92,090
BioCryst Pharmaceuticals, Inc. (a)(b)	1,690	12,591
Biohaven Pharmaceutical Holding Co. Ltd. (a)	4,309	369,324
BioXcel Therapeutics, Inc. (a)	4,908	226,750
Blueprint Medicines Corp. (a)	5,249	588,675
Bridgebio Pharma, Inc. (a)(b)	5,984	425,522
Calithera Biosciences, Inc. (a)	15,673	76,954
CareDx, Inc. (a)	3,553	257,415
Catalyst Biosciences, Inc. (a)	10,946	69,069
Catalyst Pharmaceutical Partners, Inc. (a)	31,164	104,088
ChemoCentryx, Inc. (a)	3,785	234,367
Chimerix, Inc. (a)	58,540	282,748
Clovis Oncology, Inc. (a)(b)	25,632	123,034
Coherus BioSciences, Inc. (a)	16,143	280,565
Constellation Pharmaceuticals, Inc. (a)	5,918	170,438
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	113,791	142,239
Cortexyme, Inc. (a)	432	12,001
Cue Biopharma, Inc. (a)	6,455	80,752
Cytokinetics, Inc. (a)	3,658	76,013
CytomX Therapeutics, Inc. (a)	19,338	126,664
Deciphera Pharmaceuticals, Inc. (a)	6,040	344,703
Denali Therapeutics, Inc. (a)	5,383	450,880
Dicerna Pharmaceuticals, Inc. (a)	3,640	80,189
Eagle Pharmaceuticals, Inc. (a)	262	12,201
Editas Medicine, Inc. (a)(b)	3,626	254,219
Eiger Biopharmaceuticals, Inc. (a)	9,424	115,821
Emergent BioSolutions, Inc. (a)	7,085	634,816
Enanta Pharmaceuticals, Inc. (a)	710	29,891
Epizyme, Inc. (a)	15,409	167,342
Esperion Therapeutics, Inc. (a)(b)	1,062	27,612
Fate Therapeutics, Inc. (a)	11,578	1,052,788
FibroGen, Inc. (a)	10,318	382,695
Five Prime Therapeutics, Inc. (a)	15,842	269,472
Flexion Therapeutics, Inc. (a)(b)	12,542	144,735
Fortress Biotech, Inc. (a)	8,497	26,935
Global Blood Therapeutics, Inc. (a)(b)	573	24,817
GlycoMimetics, Inc. (a)	9,773	36,746
Gritstone Oncology, Inc. (a)	8,686	34,223
Halozyme Therapeutics, Inc. (a)	22,061	942,225
Heron Therapeutics, Inc. (a)	5,453	115,413
ImmunoGen, Inc. (a)	59,698	385,052
Immunovant, Inc. (a)	1,609	74,320
Inovio Pharmaceuticals, Inc. (a)(b)	7,305	64,649
Insmed, Inc. (a)	8,505	283,131
Intellia Therapeutics, Inc. (a)(b)	2,906	158,086
Intercept Pharmaceuticals, Inc. (a)(b)	2,235	55,205
Invitae Corp. (a)(b)	10,910	456,147
Iovance Biotherapeutics, Inc. (a)	2,444	113,402
Ironwood Pharmaceuticals, Inc. Class A (a)	11,060	125,973
Jounce Therapeutics, Inc. (a)	4,031	28,217
Kadmon Holdings, Inc. (a)	46,286	192,087
Karuna Therapeutics, Inc. (a)	836	84,929
Karyopharm Therapeutics, Inc. (a)(b)	12,323	190,760
Kindred Biosciences, Inc. (a)	20,087	86,575
Kodiak Sciences, Inc. (a)	5,328	782,736
Krystal Biotech, Inc. (a)	1,058	63,480
Kura Oncology, Inc. (a)	3,482	113,722
La Jolla Pharmaceutical Co. (a)(b)	26,719	103,670
Lexicon Pharmaceuticals, Inc. (a)(b)	36,170	123,701
Ligand Pharmaceuticals, Inc. Class B (a)(b)	304	30,233
Macrogenics, Inc. (a)	2,562	58,567
Madrigal Pharmaceuticals, Inc. (a)(b)	180	20,011
Mersana Therapeutics, Inc. (a)	14,302	380,576
Minerva Neurosciences, Inc. (a)	33,835	79,174
Mirati Therapeutics, Inc. (a)	4,676	1,027,037
Molecular Templates, Inc. (a)	7,770	72,960
Mustang Bio, Inc. (a)(b)	31,970	121,006
Myriad Genetics, Inc. (a)	10,633	210,268
Natera, Inc. (a)	7,378	734,259
Novavax, Inc. (a)	8,312	926,871
Oncternal Therapeutics, Inc. rights (a)(c)	466	0
Opko Health, Inc. (a)(b)	86,629	342,185
Organogenesis Holdings, Inc. Class A (a)	5,294	39,864
Oyster Point Pharma, Inc. (a)	2,865	53,919
Pieris Pharmaceuticals, Inc. (a)	20,311	50,778
Protagonist Therapeutics, Inc. (a)	4,395	88,603
PTC Therapeutics, Inc. (a)	11,204	683,780
Puma Biotechnology, Inc. (a)(b)	7,515	77,104
Radius Health, Inc. (a)	12,721	227,197
REGENXBIO, Inc. (a)	4,223	191,555
Relay Therapeutics, Inc. (a)(b)	1,340	55,690
Revolution Medicines, Inc.	1,518	60,098
Rubius Therapeutics, Inc. (a)(b)	6,309	47,885
Sangamo Therapeutics, Inc. (a)	4,159	64,901
Seres Therapeutics, Inc. (a)(b)	2,749	67,351
Springworks Therapeutics, Inc. (a)	596	43,222
Syndax Pharmaceuticals, Inc. (a)	7,552	167,956
TCR2 Therapeutics, Inc. (a)	1,731	53,540
TG Therapeutics, Inc. (a)	19,654	1,022,401
Translate Bio, Inc. (a)	1,833	33,782
Travere Therapeutics, Inc. (a)	15,024	409,479
Turning Point Therapeutics, Inc. (a)	2,997	365,184
Twist Bioscience Corp. (a)	2,718	384,026
Ultragenyx Pharmaceutical, Inc. (a)	6,104	844,977
Vanda Pharmaceuticals, Inc. (a)	7,616	100,074
Vaxart, Inc. (a)(b)	6,077	34,700
Veracyte, Inc. (a)	4,460	218,272
Viela Bio, Inc. (a)	1,197	43,056
Vir Biotechnology, Inc. (a)(b)	10,723	287,162
Xbiotech, Inc. (a)	5,929	92,789
Xencor, Inc. (a)	3,715	162,085
Y-mAbs Therapeutics, Inc. (a)	900	44,559
		26,693,510
Health Care Equipment & Supplies - 3.2%
Accuray, Inc. (a)	49,547	206,611
Axonics Modulation Technologies, Inc. (a)	652	32,548
Cardiovascular Systems, Inc. (a)	27,389	1,198,543
Cerus Corp. (a)	31,160	215,627
ConforMis, Inc. (a)(b)	32,068	21,165
CryoPort, Inc. (a)(b)	933	40,940
Genmark Diagnostics, Inc. (a)	26,327	384,374
Integer Holdings Corp. (a)	15,136	1,228,892
Invacare Corp.	7,643	68,405
Lantheus Holdings, Inc. (a)	25,657	346,113
Meridian Bioscience, Inc. (a)	62,386	1,165,994
Nevro Corp. (a)	5,413	936,990
Novocure Ltd. (a)	9,486	1,641,457
Orthofix International NV (a)	9,801	421,247
Seaspine Holdings Corp. (a)	2,334	40,728
Shockwave Medical, Inc. (a)	604	62,647
Sientra, Inc. (a)	59,576	231,751
Surgalign Holdings, Inc. (a)	8,074	17,682
SurModics, Inc. (a)	19,547	850,685
Tandem Diabetes Care, Inc. (a)	3,445	329,618
		9,442,017
Health Care Providers & Services - 3.4%
AdaptHealth Corp. (a)	14,866	558,367
Amedisys, Inc. (a)	1,130	331,463
Apollo Medical Holdings, Inc. (a)	7,635	139,491
Brookdale Senior Living, Inc. (a)	63,955	283,321
Corvel Corp. (a)	13,834	1,466,404
Cross Country Healthcare, Inc. (a)	2,264	20,082
Magellan Health Services, Inc. (a)	6,912	572,590
National Healthcare Corp.	12,425	825,144
Owens & Minor, Inc.	61,827	1,672,420
Patterson Companies, Inc.	18,507	548,362
Providence Service Corp. (a)	4,230	586,405
Select Medical Holdings Corp. (a)	48,756	1,348,591
Tenet Healthcare Corp. (a)	39,189	1,564,817
		9,917,457
Health Care Technology - 1.9%
Allscripts Healthcare Solutions, Inc. (a)	121,751	1,758,084
HealthStream, Inc. (a)	6,364	138,990
HMS Holdings Corp. (a)	26,310	966,893
Inovalon Holdings, Inc. Class A (a)	18,072	328,368
Inspire Medical Systems, Inc. (a)	2,111	397,058
Nextgen Healthcare, Inc. (a)	76,968	1,403,896
OptimizeRx Corp. (a)	8,261	257,413
Phreesia, Inc. (a)	5,449	295,663
Schrodinger, Inc.	1,302	103,092
		5,649,457
Life Sciences Tools & Services - 0.9%
Fluidigm Corp. (a)(b)	13,023	78,138
Harvard Bioscience, Inc. (a)	1,191	5,109
Luminex Corp.	10,593	244,910
Medpace Holdings, Inc. (a)	5,010	697,392
Nanostring Technologies, Inc. (a)	7,549	504,877
NeoGenomics, Inc. (a)	9,642	519,125
Pacific Biosciences of California, Inc. (a)	13,070	339,036
Quanterix Corp. (a)	3,796	176,514
		2,565,101
Pharmaceuticals - 0.6%
Amneal Pharmaceuticals, Inc. (a)	35,425	161,892
Assertio Holdings, Inc. (a)	44,641	15,964
Axsome Therapeutics, Inc. (a)	1,540	125,464
Collegium Pharmaceutical, Inc. (a)	4,178	83,685
Corcept Therapeutics, Inc. (a)	16,899	442,078
Intra-Cellular Therapies, Inc. (a)	3,989	126,850
Pacira Biosciences, Inc. (a)	7,000	418,880
Prestige Brands Holdings, Inc. (a)	5,590	194,923
Revance Therapeutics, Inc. (a)	1,644	46,591
Theravance Biopharma, Inc. (a)	2,634	46,806
WAVE Life Sciences (a)	15,405	121,237
Zogenix, Inc. (a)	839	16,772
		1,801,142

TOTAL HEALTH CARE		56,068,684

INDUSTRIALS - 16.4%
Aerospace & Defense - 1.6%
AAR Corp.	36,298	1,314,714
Aerojet Rocketdyne Holdings, Inc.	1,090	57,607
Astronics Corp. (a)	25,493	337,272
Axon Enterprise, Inc. (a)	2,753	337,325
Maxar Technologies, Inc. (b)	3,682	142,088
Moog, Inc. Class A	19,326	1,532,552
Parsons Corp. (a)	28,982	1,055,235
Vectrus, Inc. (a)	396	19,689
		4,796,482
Air Freight & Logistics - 0.1%
Atlas Air Worldwide Holdings, Inc. (a)	7,674	418,540
Building Products - 1.7%
Advanced Drain Systems, Inc.	7,167	599,018
Builders FirstSource, Inc. (a)	3,120	127,327
Cornerstone Building Brands, Inc. (a)	15,855	147,134
Gibraltar Industries, Inc. (a)	5,078	365,311
Griffon Corp.	1,666	33,953
Quanex Building Products Corp.	32,436	719,106
Resideo Technologies, Inc. (a)	16,050	341,223
Simpson Manufacturing Co. Ltd.	5,109	477,436
Trex Co., Inc. (a)	6,952	582,021
UFP Industries, Inc.	27,488	1,526,958
		4,919,487
Commercial Services & Supplies - 1.7%
Brady Corp. Class A	20,921	1,105,047
Deluxe Corp.	16,052	468,718
Kimball International, Inc. Class B	64,999	776,738
Knoll, Inc.	19,220	282,150
Tetra Tech, Inc.	6,958	805,597
UniFirst Corp.	6,998	1,481,407
VSE Corp.	706	27,174
		4,946,831
Construction & Engineering - 0.9%
Comfort Systems U.S.A., Inc.	2,482	130,702
EMCOR Group, Inc.	22,618	2,068,642
Great Lakes Dredge & Dock Corp. (a)	29,865	393,322
Primoris Services Corp.	7,083	195,562
		2,788,228
Electrical Equipment - 3.7%
Atkore International Group, Inc. (a)	39,476	1,622,858
AZZ, Inc.	12,896	611,786
Encore Wire Corp.	22,732	1,376,877
EnerSys	21,888	1,818,017
FuelCell Energy, Inc. (a)	6,000	67,020
Generac Holdings, Inc. (a)	2,255	512,810
Plug Power, Inc. (a)(b)	84,047	2,850,035
Powell Industries, Inc.	24,368	718,612
Preformed Line Products Co.	5,632	385,454
Sunrun, Inc. (a)	12,040	835,335
Thermon Group Holdings, Inc. (a)	1,344	21,007
		10,819,811
Machinery - 3.1%
Albany International Corp. Class A	1,538	112,920
Altra Industrial Motion Corp.	17,333	960,768
Chart Industries, Inc. (a)	2,783	327,810
CIRCOR International, Inc. (a)	6,955	267,350
Columbus McKinnon Corp. (NY Shares)	2,127	81,762
Energy Recovery, Inc. (a)	2,149	29,312
EnPro Industries, Inc.	6,040	456,141
Evoqua Water Technologies Corp. (a)	19,165	517,072
Franklin Electric Co., Inc.	1,217	84,229
Gorman-Rupp Co.	3,101	100,627
Helios Technologies, Inc.	1,950	103,916
Hillenbrand, Inc.	23,528	936,414
Hurco Companies, Inc.	8,709	261,270
Hyster-Yale Materials Handling Class A	3,919	233,376
Kennametal, Inc.	10,491	380,194
L.B. Foster Co. Class A (a)	1,472	22,154
Lydall, Inc. (a)	3,498	105,045
Manitowoc Co., Inc. (a)	13,106	174,441
Mueller Industries, Inc.	16,841	591,288
Park-Ohio Holdings Corp.	601	18,571
Proto Labs, Inc. (a)(b)	1,468	225,191
Rexnord Corp.	49,383	1,950,135
Tennant Co.	1,457	102,238
Terex Corp.	11,892	414,912
Wabash National Corp.	7,742	133,395
Watts Water Technologies, Inc. Class A	4,159	506,150
Welbilt, Inc. (a)	1,658	21,886
		9,118,567
Marine - 0.1%
Costamare, Inc.	26,892	222,666
Professional Services - 1.6%
Barrett Business Services, Inc.	2,381	162,408
CRA International, Inc.	2,474	126,001
Heidrick & Struggles International, Inc.	29,376	863,067
Kforce, Inc.	28,342	1,192,915
Korn Ferry	6,174	268,569
Resources Connection, Inc.	77,964	980,007
TriNet Group, Inc. (a)	8,662	698,157
TrueBlue, Inc. (a)	1,843	34,446
Upwork, Inc. (a)	9,180	316,894
		4,642,464
Road & Rail - 0.4%
ArcBest Corp.	8,505	362,908
Covenant Transport Group, Inc. Class A (a)	738	10,930
Heartland Express, Inc.	5,111	92,509
Marten Transport Ltd.	39,897	687,425
		1,153,772
Trading Companies & Distributors - 1.5%
Applied Industrial Technologies, Inc.	13,974	1,089,832
BMC Stock Holdings, Inc. (a)	2,325	124,806
GMS, Inc. (a)	20,404	621,914
Herc Holdings, Inc. (a)	4,557	302,630
Now, Inc. (a)	17,582	126,239
Rush Enterprises, Inc. Class A	38,659	1,601,256
Systemax, Inc.	17,421	625,240
Titan Machinery, Inc. (a)	1,737	33,958
Veritiv Corp. (a)	2,196	45,655
WESCO International, Inc. (a)	231	18,134
		4,589,664

TOTAL INDUSTRIALS		48,416,512

INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 0.8%
Acacia Communications, Inc. (a)	634	46,257
ADTRAN, Inc.	10,283	151,880
Calix Networks, Inc. (a)	56,079	1,668,911
Comtech Telecommunications Corp.	2,237	46,284
Digi International, Inc. (a)	4,408	83,311
Extreme Networks, Inc. (a)	32,261	222,278
Plantronics, Inc.	2,039	55,114
		2,274,035
Electronic Equipment & Components - 1.5%
Arlo Technologies, Inc. (a)	10,436	81,296
Badger Meter, Inc.	887	83,431
Daktronics, Inc.	3,238	15,154
ePlus, Inc. (a)	3,167	278,538
Insight Enterprises, Inc. (a)	18,974	1,443,732
Itron, Inc. (a)	564	54,088
Kimball Electronics, Inc. (a)	28,756	459,808
Methode Electronics, Inc. Class A	15,334	586,986
PC Connection, Inc.	14,652	692,893
Sanmina Corp. (a)	9,531	303,944
ScanSource, Inc. (a)	19,086	503,489
		4,503,359
IT Services - 1.4%
Brightcove, Inc. (a)	3,839	70,638
Conduent, Inc. (a)	16,589	79,627
CSG Systems International, Inc.	3,386	152,607
EVERTEC, Inc.	41,680	1,638,858
Limelight Networks, Inc. (a)	54,184	216,194
ManTech International Corp. Class A	4,047	359,940
Perspecta, Inc.	31,750	764,540
Sykes Enterprises, Inc. (a)	24,176	910,710
		4,193,114
Semiconductors & Semiconductor Equipment - 4.8%
Alpha & Omega Semiconductor Ltd. (a)	3,567	84,324
Ambarella, Inc. (a)	13,699	1,257,842
Amkor Technology, Inc.	74,814	1,128,195
Ceva, Inc. (a)	1,240	56,420
Cirrus Logic, Inc. (a)	15,153	1,245,577
Cohu, Inc.	499	19,052
Diodes, Inc. (a)	13,324	939,342
Enphase Energy, Inc. (a)	5,044	885,071
FormFactor, Inc. (a)	14,793	636,395
Lattice Semiconductor Corp. (a)	36,779	1,685,214
NeoPhotonics Corp. (a)	71,213	647,326
Photronics, Inc. (a)	6,367	71,056
Pixelworks, Inc. (a)	7,328	20,665
Power Integrations, Inc.	15,170	1,241,816
Rambus, Inc. (a)	5,805	101,355
Semtech Corp. (a)	2,742	197,671
Silicon Laboratories, Inc. (a)	12,084	1,538,777
Synaptics, Inc. (a)	20,440	1,970,416
Ultra Clean Holdings, Inc. (a)	6,505	202,631
Veeco Instruments, Inc. (a)	1,317	22,863
		13,952,008
Software - 6.2%
Agilysys, Inc. (a)	39,471	1,514,897
AppFolio, Inc. (a)	826	148,713
Appian Corp. Class A (a)(b)	4,321	700,391
BlackLine, Inc. (a)	14,826	1,977,492
Box, Inc. Class A (a)	79,565	1,436,148
Cloudera, Inc. (a)(b)	77,762	1,081,669
CommVault Systems, Inc. (a)	28,666	1,587,236
Cornerstone OnDemand, Inc. (a)	16,899	744,232
Digital Turbine, Inc. (a)	44,126	2,495,767
Domo, Inc. Class B (a)	14,250	908,723
Ebix, Inc. (b)	2,332	88,546
Everbridge, Inc. (a)	2,932	437,073
Progress Software Corp.	32,890	1,486,299
Q2 Holdings, Inc. (a)	13,659	1,728,273
SecureWorks Corp. (a)	4,444	63,194
SPS Commerce, Inc. (a)	12,506	1,358,027
Tenable Holdings, Inc. (a)	4,289	224,143
Verint Systems, Inc. (a)	2,428	163,113
Veritone, Inc. (a)	3,382	96,218
Yext, Inc. (a)(b)	6,777	106,534
		18,346,688
Technology Hardware, Storage & Peripherals - 0.5%
Avid Technology, Inc. (a)	85,517	1,357,155

TOTAL INFORMATION TECHNOLOGY		44,626,359

MATERIALS - 3.8%
Chemicals - 1.0%
Avient Corp.	20,919	842,617
FutureFuel Corp.	29,312	372,262
Hawkins, Inc.	636	33,269
Rayonier Advanced Materials, Inc. (a)	25,740	167,825
Stepan Co.	11,734	1,400,101
Tronox Holdings PLC	16,448	240,470
		3,056,544
Construction Materials - 0.5%
Forterra, Inc. (a)	79,123	1,360,520
Containers & Packaging - 0.5%
Myers Industries, Inc.	68,661	1,426,776
Metals & Mining - 1.2%
Coeur d'Alene Mines Corp. (a)	34,255	354,539
Commercial Metals Co.	42,311	869,068
Materion Corp.	3,643	232,132
Novagold Resources, Inc. (a)	26,918	260,531
Schnitzer Steel Industries, Inc. Class A	1,144	36,505
United States Steel Corp. (b)	19,723	330,755
Worthington Industries, Inc.	30,043	1,542,408
		3,625,938
Paper & Forest Products - 0.6%
Boise Cascade Co.	23,815	1,138,357
Schweitzer-Mauduit International, Inc.	14,692	590,765
		1,729,122

TOTAL MATERIALS		11,198,900

REAL ESTATE - 5.0%
Equity Real Estate Investment Trusts (REITs) - 3.7%
Agree Realty Corp.	1,729	115,117
American Assets Trust, Inc.	35,848	1,035,290
Armada Hoffler Properties, Inc.	4,016	45,060
CareTrust (REIT), Inc.	7,671	170,143
CatchMark Timber Trust, Inc.	6,953	65,080
City Office REIT, Inc.	3,605	35,221
Colony Capital, Inc.	78,828	379,163
CorePoint Lodging, Inc.	2,767	19,037
DiamondRock Hospitality Co.	8,959	73,912
Diversified Healthcare Trust (SBI)	121,604	501,008
EastGroup Properties, Inc.	5,944	820,629
Essential Properties Realty Trust, Inc.	12,844	272,293
Farmland Partners, Inc.	5,272	45,866
Four Corners Property Trust, Inc.	13,597	404,783
Gladstone Land Corp.	4,770	69,833
Healthcare Realty Trust, Inc.	6,446	190,802
Kite Realty Group Trust	16,538	247,408
Monmouth Real Estate Investment Corp. Class A	2,033	35,212
National Storage Affiliates Trust	26,639	959,803
New Senior Investment Group, Inc.	21,609	111,935
Potlatch Corp.	903	45,168
Preferred Apartment Communities, Inc. Class A	3,225	23,865
PS Business Parks, Inc.	9,598	1,275,286
Retail Value, Inc.	593	8,818
RLJ Lodging Trust	95,383	1,349,669
Safehold, Inc.	2,113	153,171
Seritage Growth Properties (a)(b)	1,220	17,910
Service Properties Trust	9,575	110,017
Sunstone Hotel Investors, Inc.	107,385	1,216,672
Terreno Realty Corp.	6,187	362,001
The GEO Group, Inc. (b)	14,192	125,741
Xenia Hotels & Resorts, Inc.	39,658	602,802
		10,888,715
Real Estate Management & Development - 1.3%
eXp World Holdings, Inc. (a)	5,430	342,742
Gyrodyne LLC (a)	137	2,328
Kennedy-Wilson Holdings, Inc.	28,118	503,031
Marcus & Millichap, Inc. (a)	16,962	631,495
Newmark Group, Inc.	130,051	948,072
Rafael Holdings, Inc. (a)	764	17,816
RE/MAX Holdings, Inc.	8,366	303,937
The RMR Group, Inc.	28,581	1,103,798
		3,853,219

TOTAL REAL ESTATE		14,741,934

UTILITIES - 2.5%
Electric Utilities - 0.7%
Allete, Inc.	5,943	368,109
MGE Energy, Inc.	1,208	84,596
Otter Tail Corp.	10,513	447,959
PNM Resources, Inc.	2,911	141,271
Portland General Electric Co.	20,637	882,644
Spark Energy, Inc. Class A, (b)	9,068	86,781
		2,011,360
Gas Utilities - 0.1%
New Jersey Resources Corp.	8,309	295,385
South Jersey Industries, Inc.	4,176	89,993
		385,378
Independent Power and Renewable Electricity Producers - 1.0%
Atlantic Power Corp. (a)	34,749	72,973
Clearway Energy, Inc. Class A	51,815	1,531,133
Ormat Technologies, Inc. (b)	14,585	1,316,734
Sunnova Energy International, Inc. (a)	940	42,422
		2,963,262
Multi-Utilities - 0.2%
Avista Corp.	6,837	274,437
Black Hills Corp.	3,037	186,624
NorthWestern Energy Corp.	797	46,473
		507,534
Water Utilities - 0.5%
American States Water Co.	4,925	391,587
California Water Service Group	7,455	402,794
Consolidated Water Co., Inc.	1,989	23,967
Middlesex Water Co.	5,868	425,254
York Water Co.	1,547	72,090
		1,315,692

TOTAL UTILITIES		7,183,226

TOTAL COMMON STOCKS
(Cost $211,893,770)		284,989,468

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
WESCO International, Inc. (d)
(Cost $15,079)	569	17,605

Money Market Funds - 9.1%
Fidelity Cash Central Fund 0.11% (e)	10,029,211	10,031,216
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	16,843,914	16,845,599
TOTAL MONEY MARKET FUNDS
(Cost $26,876,815)		26,876,815
TOTAL INVESTMENT IN SECURITIES - 105.9%
(Cost $238,785,664)		311,883,888
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(17,280,610)
NET ASSETS - 100%		$294,603,278

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	95	March 2021	$9,380,300	$274,749	$274,749

The notional amount of futures purchased as a percentage of Net Assets is 3.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $5,946,576.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,287
Fidelity Securities Lending Cash Central Fund	142,435
Total	$162,722

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

The value, beginning of period, for the Fidelity Cash Central Fund was $15,355,290. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $80,687,998 and $79,197,585, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,952,831	$2,952,831	$--	$--
Consumer Discretionary	39,318,461	39,318,461	--	--
Consumer Staples	5,708,266	5,708,266	--	--
Energy	5,227,417	5,227,417	--	--
Financials	49,546,878	49,546,878	--	--
Health Care	56,068,684	56,068,684	--	--
Industrials	48,434,117	48,434,117	--	--
Information Technology	44,626,359	44,626,359	--	--
Materials	11,198,900	11,198,900	--	--
Real Estate	14,741,934	14,741,934	--	--
Utilities	7,183,226	7,183,226	--	--
Money Market Funds	26,876,815	26,876,815	--	--
Total Investments in Securities:	$311,883,888	$311,883,888	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$274,749	$274,749	$--	$--
Total Assets	$274,749	$274,749	$--	$--
Total Derivative Instruments:	$274,749	$274,749	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$274,749	$0
Total Equity Risk	274,749	0
Total Value of Derivatives	$274,749	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $16,200,544) — See accompanying schedule: Unaffiliated issuers (cost $211,908,849)	$285,007,073
Fidelity Central Funds (cost $26,876,815)	26,876,815
Total Investment in Securities (cost $238,785,664)		$311,883,888
Segregated cash with brokers for derivative instruments		672,000
Receivable for fund shares sold		168,231
Dividends receivable		140,291
Distributions receivable from Fidelity Central Funds		6,602
Prepaid expenses		272
Total assets		312,871,284
Liabilities
Payable for fund shares redeemed	$1,253,229
Accrued management fee	107,479
Distribution and service plan fees payable	2,885
Payable for daily variation margin on futures contracts	9,100
Other affiliated payables	40,740
Other payables and accrued expenses	12,135
Collateral on securities loaned	16,842,438
Total liabilities		18,268,006
Net Assets		$294,603,278
Net Assets consist of:
Paid in capital		$228,753,442
Total accumulated earnings (loss)		65,849,836
Net Assets		$294,603,278
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($23,919,121 ÷ 1,385,165 shares)		$17.27
Service Class:
Net Asset Value, offering price and redemption price per share ($255,194 ÷ 14,729 shares)		$17.33
Service Class 2:
Net Asset Value, offering price and redemption price per share ($13,720,212 ÷ 792,959 shares)		$17.30
Investor Class:
Net Asset Value, offering price and redemption price per share ($256,708,751 ÷ 14,938,153 shares)		$17.18

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$2,884,655
Interest		1,368
Income from Fidelity Central Funds (including $142,435 from security lending)		162,722
Total income		3,048,745
Expenses
Management fee	$1,001,750
Transfer agent fees	291,154
Distribution and service plan fees	24,293
Accounting fees	86,596
Custodian fees and expenses	19,970
Independent trustees' fees and expenses	1,269
Audit	51,544
Legal	15,021
Miscellaneous	8,982
Total expenses before reductions	1,500,579
Expense reductions	(43)
Total expenses after reductions		1,500,536
Net investment income (loss)		1,548,209
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,355,385)
Fidelity Central Funds	(101)
Futures contracts	2,687,799
Total net realized gain (loss)		332,313
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	35,268,554
Futures contracts	136,525
Total change in net unrealized appreciation (depreciation)		35,405,079
Net gain (loss)		35,737,392
Net increase (decrease) in net assets resulting from operations		$37,285,601

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,548,209	$2,576,348
Net realized gain (loss)	332,313	(2,003,650)
Change in net unrealized appreciation (depreciation)	35,405,079	54,214,327
Net increase (decrease) in net assets resulting from operations	37,285,601	54,787,025
Distributions to shareholders	(1,649,388)	(25,056,254)
Share transactions - net increase (decrease)	(9,242,711)	(5,940,974)
Total increase (decrease) in net assets	26,393,502	23,789,797
Net Assets
Beginning of period	268,209,776	244,419,979
End of period	$294,603,278	$268,209,776

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$13.07	$16.86	$16.25	$14.52
Income from Investment Operations
Net investment income (loss)A	.10	.15	.14	.11	.13
Net realized and unrealized gain (loss)	2.60	2.81	(2.20)	1.01	2.75
Total from investment operations	2.70	2.96	(2.06)	1.12	2.88
Distributions from net investment income	(.11)	(.14)	(.14)	(.12)	(.09)
Distributions from net realized gain	–	(1.21)	(1.59)	(.40)	(1.06)
Total distributions	(.11)	(1.35)	(1.73)	(.51)B	(1.15)
Net asset value, end of period	$17.27	$14.68	$13.07	$16.86	$16.25
Total ReturnC,D	18.45%	23.71%	(13.08)%	7.02%	22.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%	.59%	.60%	.83%	.86%
Expenses net of fee waivers, if any	.60%	.59%	.60%	.83%	.86%
Expenses net of all reductions	.60%	.59%	.60%	.83%	.86%
Net investment income (loss)	.77%	1.05%	.90%	.67%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$23,919	$23,600	$24,285	$31,332	$41,185
Portfolio turnover rateG	57%	77%	103%	103%	83%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.74	$13.12	$16.91	$16.29	$14.56
Income from Investment Operations
Net investment income (loss)A	.09	.13	.13	.09	.11
Net realized and unrealized gain (loss)	2.59	2.83	(2.21)	1.03	2.75
Total from investment operations	2.68	2.96	(2.08)	1.12	2.86
Distributions from net investment income	(.09)	(.13)	(.12)	(.10)	(.07)
Distributions from net realized gain	–	(1.21)	(1.59)	(.40)	(1.06)
Total distributions	(.09)	(1.34)	(1.71)	(.50)	(1.13)
Net asset value, end of period	$17.33	$14.74	$13.12	$16.91	$16.29
Total ReturnB,C	18.28%	23.59%	(13.13)%	6.97%	22.49%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.69%	.70%	.93%	.96%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.93%	.96%
Expenses net of all reductions	.70%	.69%	.70%	.93%	.96%
Net investment income (loss)	.67%	.95%	.80%	.57%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$255	$217	$193	$249	$266
Portfolio turnover rateF	57%	77%	103%	103%	83%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.72	$13.11	$16.90	$16.29	$14.58
Income from Investment Operations
Net investment income (loss)A	.07	.11	.10	.07	.09
Net realized and unrealized gain (loss)	2.59	2.82	(2.20)	1.02	2.75
Total from investment operations	2.66	2.93	(2.10)	1.09	2.84
Distributions from net investment income	(.08)	(.11)	(.10)	(.08)	(.07)
Distributions from net realized gain	–	(1.21)	(1.59)	(.40)	(1.06)
Total distributions	(.08)	(1.32)	(1.69)	(.48)	(1.13)
Net asset value, end of period	$17.30	$14.72	$13.11	$16.90	$16.29
Total ReturnB,C	18.12%	23.37%	(13.29)%	6.79%	22.31%
Ratios to Average Net AssetsD,E
Expenses before reductions	.85%	.84%	.85%	1.08%	1.11%
Expenses net of fee waivers, if any	.85%	.84%	.85%	1.08%	1.11%
Expenses net of all reductions	.85%	.84%	.85%	1.08%	1.11%
Net investment income (loss)	.52%	.80%	.65%	.42%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$13,720	$9,767	$6,823	$7,881	$6,403
Portfolio turnover rateF	57%	77%	103%	103%	83%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.61	$13.02	$16.79	$16.19	$14.48
Income from Investment Operations
Net investment income (loss)A	.09	.13	.13	.09	.11
Net realized and unrealized gain (loss)	2.58	2.80	(2.19)	1.01	2.74
Total from investment operations	2.67	2.93	(2.06)	1.10	2.85
Distributions from net investment income	(.10)	(.13)	(.12)	(.10)	(.08)
Distributions from net realized gain	–	(1.21)	(1.59)	(.40)	(1.06)
Total distributions	(.10)	(1.34)	(1.71)	(.50)	(1.14)
Net asset value, end of period	$17.18	$14.61	$13.02	$16.79	$16.19
Total ReturnB,C	18.33%	23.55%	(13.09)%	6.91%	22.54%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.67%	.68%	.91%	.94%
Expenses net of fee waivers, if any	.67%	.67%	.68%	.91%	.94%
Expenses net of all reductions	.67%	.67%	.68%	.91%	.94%
Net investment income (loss)	.70%	.97%	.82%	.59%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$256,709	$234,625	$213,119	$251,217	$263,763
Portfolio turnover rateF	57%	77%	103%	103%	83%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, partnerships, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,247,803
Gross unrealized depreciation	(11,084,878)
Net unrealized appreciation (depreciation)	$72,162,925
Tax Cost	$239,720,963

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$362,555
Capital loss carryforward	$(6,675,645)
Net unrealized appreciation (depreciation) on securities and other investments	$72,162,925

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(6,675,645)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$1,649,388	$ 2,434,973
Long-term Capital Gains	–	22,621,281
Total	$1,649,388	$ 25,056,254

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Disciplined Small Cap Portfolio	125,090,804	131,104,675

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$196
Service Class 2	24,097
$24,293

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$12,125.06
Service Class	124.06
Service Class 2	6,125.06
Investor Class	272,780.14
	$291,154

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Disciplined Small Cap Portfolio	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Disciplined Small Cap Portfolio	$531

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Disciplined Small Cap Portfolio	$14,782	$39,634	$68,982

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $43.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$153,194	$2,460,113
Service Class	1,370	19,721
Service Class 2	58,739	693,253
Investor Class	1,436,085	21,883,167
Total	$1,649,388	$25,056,254

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	278,689	250,382	$3,962,032	$3,511,426
Reinvestment of distributions	9,968	183,369	153,194	2,460,113
Shares redeemed	(510,895)	(684,095)	(6,725,154)	(9,412,865)
Net increase (decrease)	(222,238)	(250,344)	$(2,609,928)	$(3,441,326)
Service Class 2
Shares sold	391,785	221,820	$5,230,013	$3,098,010
Reinvestment of distributions	3,799	51,451	58,739	693,253
Shares redeemed	(266,088)	(130,231)	(3,733,957)	(1,807,991)
Net increase (decrease)	129,496	143,040	$1,554,795	$1,983,272
Investor Class
Shares sold	1,663,146	1,098,859	$24,985,449	$15,372,608
Reinvestment of distributions	93,941	1,638,057	1,436,085	21,883,167
Shares redeemed	(2,873,981)	(3,054,006)	(34,609,112)	(41,738,695)
Net increase (decrease)	(1,116,894)	(317,090)	$(8,187,578)	$(4,482,920)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 95% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 9, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Disciplined Small Cap Portfolio
Initial Class	.58%
Actual		$1,000.00	$1,392.30	$3.49
Hypothetical-C		$1,000.00	$1,022.22	$2.95
Service Class	.68%
Actual		$1,000.00	$1,390.60	$4.09
Hypothetical-C		$1,000.00	$1,021.72	$3.46
Service Class 2.83%
Actual		$1,000.00	$1,389.40	$4.99
Hypothetical-C		$1,000.00	$1,020.96	$4.22
Investor Class	.65%
Actual		$1,000.00	$1,391.10	$3.91
Hypothetical-C		$1,000.00	$1,021.87	$3.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	21,597,050,616.024	95.502
Withheld	1,017,240,628.578	4.498
TOTAL	22,614,291,244.601	100.000
Donald F. Donahue
Affirmative	21,605,904,576.366	95.541
Withheld	1,008,386,668.235	4.459
TOTAL	22,614,291,244.601	100.000
Bettina Doulton
Affirmative	21,645,998,598.109	95.718
Withheld	968,292,646.493	4.282
TOTAL	22,614,291,244.601	100.000
Vicki L. Fuller
Affirmative	21,660,928,063.243	95.784
Withheld	953,363,181.358	4.216
TOTAL	22,614,291,244.601	100.000
Patricia L. Kampling
Affirmative	21,663,944,422.383	95.798
Withheld	950,346,822.218	4.202
TOTAL	22,614,291,244.601	100.000
Alan J. Lacy
Affirmative	21,569,159,491.891	95.378
Withheld	1,045,131,752.710	4.622
TOTAL	22,614,291,244.601	100.000
Ned C. Lautenbach
Affirmative	21,469,914,492.101	94.940
Withheld	1,144,376,752.501	5.060
TOTAL	22,614,291,244.601	100.000
Robert A. Lawrence
Affirmative	21,583,601,126.100	95.442
Withheld	1,030,690,118.501	4.558
TOTAL	22,614,291,244.601	100.000
Joseph Mauriello
Affirmative	21,551,120,396.219	95.299
Withheld	1,063,170,848.382	4.701
TOTAL	22,614,291,244.601	100.000
Cornelia M. Small
Affirmative	21,592,890,757.027	95.483
Withheld	1,021,400,487.575	4.517
TOTAL	22,614,291,244.601	100.000
Garnett A. Smith
Affirmative	21,519,273,578.917	95.158
Withheld	1,095,017,665.685	4.842
TOTAL	22,614,291,244.601	100.000
David M. Thomas
Affirmative	21,574,034,388.063	95.400
Withheld	1,040,256,856.538	4.600
TOTAL	22,614,291,244.601	100.000
Susan Tomasky
Affirmative	21,607,546,330.771	95.548
Withheld	1,006,744,913.831	4.452
TOTAL	22,614,291,244.601	100.000
Michael E. Wiley
Affirmative	21,549,685,089.255	95.292
Withheld	1,064,606,155.346	4.708
TOTAL	22,614,291,244.601	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	152,363,036.380	86.253
Against	13,084,230.341	7.407
Abstain	11,200,025.583	6.340
Broker Non-Vote	0.00	0.00
TOTAL	176,647,292.303	100.000
Proposal 1 reflects trust wide proposal and voting results.

VDSC-ANN-0221
1.820582.115

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Initial Class	31.27%	16.22%	6.15%
Service Class	31.17%	16.11%	6.04%
Service Class 2	30.88%	15.94%	5.87%
Investor Class	31.16%	16.13%	6.06%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$18,157	VIP Emerging Markets Portfolio - Initial Class
$14,345	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 10.81% in 2020, a volatile an unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record in March, followed by a historic rebound through year-end. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when the index began a two-month retreat. November (+13.46%) was a much different story, however, as investors reacted favorably to election results in the U.S. The momentum continued in December (+5.42%), driven by regulatory approvals for COVID-19 vaccines in certain regions. For the full year, emerging markets (+19%) was the top region, followed by Japan (+15%) and Europe ex U.K. (+12%). Conversely, the U.K. (-10%), Canada (+6%) and Asia Pacific ex Japan (+7%) lagged. By sector, information technology (+46%) led the way, while consumer discretionary (+23%) and materials (+22%) also outpaced the index. In contrast, the energy (-23%), real estate (-9%) and financials (-4%) sectors underperformed.

Comments from Portfolio Manager Sam Polyak:  For the year ending December 31, 2020, the fund's share classes gained about 31%, outperforming the 18.32% advance of the benchmark MSCI Emerging Markets Index. From a regional standpoint, an underweighting and stock picks in Emerging Asia, specifically China and Taiwan, along with security selection in Africa contributed most to the fund's relative result. Versus the benchmark, security selection was the primary contributor, especially within the capital goods area of the industrials sector. Investment choices and an overweighting in information technology, as well as security selection in communication services, also lifted the fund's relative result. The biggest individual relative contributor was an overweight position in Shenzhen Inovance Technology (+223%), where we reduced our stake in the company the past year. Also bolstering performance was our outsized stake in Li Ning, which gained about 131%. Li Ning was among our largest holdings this period. Another notable relative contributor was our larger-than-benchmark position in Haier Smart Home (+64%). Conversely, stock picks in the Middle East, specifically Israel, and an overweighting in Emerging Europe, most notably Hungary, hurt the fund's relative return in 2020. By sector, the primary detractor from performance versus the benchmark was our stock picking in health care. An underweighting in consumer discretionary also hampered relative performance. Further pressuring the portfolio's relative result was an overweighting in consumer staples. Lastly, the fund's position in cash was a notable detractor the past year as well. The biggest individual relative detractor was an overweight position in Shinhan Financial Group (-18%). Another key detractor was our out-of-benchmark position in Elbit Systems (-26%), a position not held at period end. Also weighing on performance versus the benchmark was our outsized stake in Wal Mart de Mexico (+25%), a position we established this period. Notable changes in positioning include decreased exposure to Russia and a higher allocation to India. By sector, meaningful changes in positioning include increased exposure to consumer discretionary stocks and a lower allocation to materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
Cayman Islands	25.3%
Taiwan	15.0%
Korea (South)	12.9%
China	11.6%
Brazil	6.8%
India	6.8%
Mexico	3.4%
Hong Kong	2.7%
Russia	2.5%
Other*	13.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2020

% of fund's net assets
Stocks	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.2

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	9.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	9.1
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.5
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.0
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.7
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	3.1
China Merchants Bank Co. Ltd. (H Shares) (China, Banks)	3.0
Sunny Optical Technology Group Co. Ltd. (Cayman Islands, Electronic Equipment & Components)	2.8
China Resources Beer Holdings Co. Ltd. (Hong Kong, Beverages)	2.7
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	2.5
45.3

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	22.8
Financials	22.2
Consumer Discretionary	17.3
Communication Services	10.6
Materials	8.9
Industrials	7.0
Consumer Staples	6.2
Energy	2.6
Health Care	2.2

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Bermuda - 2.4%
Credicorp Ltd. (United States)	99,800	$16,369,196
Shangri-La Asia Ltd. (a)	10,606,000	9,453,458

TOTAL BERMUDA		25,822,654

Brazil - 3.9%
B3 SA - Brasil Bolsa Balcao	1,395,300	16,649,473
Suzano Papel e Celulose SA (a)	2,372,781	26,741,866

TOTAL BRAZIL		43,391,339

Canada - 1.7%
Barrick Gold Corp.	823,500	18,759,330
Cayman Islands - 25.3%
Airtac International Group	356,548	11,416,843
Alibaba Group Holding Ltd. sponsored ADR (a)	191,200	44,497,976
JD.com, Inc. sponsored ADR (a)	462,147	40,622,721
Li Ning Co. Ltd.	2,561,237	17,609,134
Pinduoduo, Inc. ADR (a)	100,700	17,891,369
Sunny Optical Technology Group Co. Ltd.	1,380,300	30,214,566
Tencent Holdings Ltd.	1,392,505	100,196,024
Xinyi Solar Holdings Ltd.	6,318,000	16,503,105

TOTAL CAYMAN ISLANDS		278,951,738

China - 11.6%
China Life Insurance Co. Ltd. (H Shares)	9,815,863	21,609,420
China Merchants Bank Co. Ltd. (H Shares)	5,138,519	32,478,433
Haier Smart Home Co. Ltd. (A Shares)	7,672,278	34,336,991
Industrial & Commercial Bank of China Ltd. (H Shares)	43,629,635	28,031,592
Shenzhen Inovance Technology Co. Ltd. (A Shares)	797,131	11,395,088

TOTAL CHINA		127,851,524

Greece - 1.3%
National Bank of Greece SA (a)	5,009,100	13,835,889
Hong Kong - 2.7%
China Resources Beer Holdings Co. Ltd.	3,188,505	29,366,105
Hungary - 2.2%
Richter Gedeon PLC	962,400	24,120,902
India - 6.8%
Housing Development Finance Corp. Ltd.	517,859	18,137,429
Larsen & Toubro Ltd.	1,073,493	18,920,539
Shree Cement Ltd.	33,401	10,979,001
Solar Industries India Ltd.	701,707	10,507,674
State Bank of India (a)	4,391,800	16,529,115

TOTAL INDIA		75,073,758

Indonesia - 1.9%
PT Bank Mandiri (Persero) Tbk	46,496,538	20,981,529
Korea (South) - 12.9%
Hyundai Motor Co.	91,610	16,160,455
Samsung Electronics Co. Ltd.	1,460,690	108,705,759
Shinhan Financial Group Co. Ltd.	589,072	17,346,261

TOTAL KOREA (SOUTH)		142,212,475

Mexico - 3.4%
CEMEX S.A.B. de CV sponsored ADR	2,210,200	11,426,734
Grupo Financiero Banorte S.A.B. de CV Series O (a)	1,924,868	10,633,470
Wal-Mart de Mexico SA de CV Series V	5,510,300	15,501,223

TOTAL MEXICO		37,561,427

Netherlands - 1.5%
Yandex NV Series A (a)(b)	239,000	16,629,620
Russia - 2.5%
Lukoil PJSC sponsored ADR	198,863	13,562,457
Sberbank of Russia sponsored ADR	951,110	13,810,117

TOTAL RUSSIA		27,372,574

South Africa - 1.8%
Impala Platinum Holdings Ltd.	1,422,816	19,583,816
Taiwan - 15.0%
ASE Technology Holding Co. Ltd.	5,992,000	17,376,167
ECLAT Textile Co. Ltd.	730,000	10,973,245
HIWIN Technologies Corp.	1,891,865	25,880,460
MediaTek, Inc.	483,000	12,836,695
Sporton International, Inc.	1,209,504	11,532,610
Taiwan Semiconductor Manufacturing Co. Ltd.	2,598,338	49,138,249
Unified-President Enterprises Corp.	9,836,925	23,623,739
Yageo Corp.	757,000	13,951,187

TOTAL TAIWAN		165,312,352

TOTAL COMMON STOCKS
(Cost $758,111,100)		1,066,827,032

Nonconvertible Preferred Stocks - 2.9%
Brazil - 2.9%
Itau Unibanco Holding SA	2,648,150	16,125,868
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,389,847	15,607,982
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $24,390,925)		31,733,850

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.11% (c)	27,112,087	27,117,510
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	9,449,155	9,450,100
TOTAL MONEY MARKET FUNDS
(Cost $36,567,610)		36,567,610
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $819,069,635)		1,135,128,492
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(34,394,649)
NET ASSETS - 100%		$1,100,733,843

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$50,885
Fidelity Securities Lending Cash Central Fund	19,224
Total	$70,109

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$116,825,644	$16,629,620	$100,196,024	$--
Consumer Discretionary	191,545,349	191,545,349	--	--
Consumer Staples	68,491,067	68,491,067	--	--
Energy	29,170,439	29,170,439	--	--
Financials	242,537,792	171,915,251	70,622,541	--
Health Care	24,120,902	24,120,902	--	--
Industrials	79,145,540	79,145,540	--	--
Information Technology	248,725,728	182,211,312	66,514,416	--
Materials	97,998,421	78,414,605	19,583,816	--
Money Market Funds	36,567,610	36,567,610	--	--
Total Investments in Securities:	$1,135,128,492	$878,211,695	$256,916,797	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $9,261,098) — See accompanying schedule: Unaffiliated issuers (cost $782,502,025)	$1,098,560,882
Fidelity Central Funds (cost $36,567,610)	36,567,610
Total Investment in Securities (cost $819,069,635)		$1,135,128,492
Foreign currency held at value (cost $122)		123
Receivable for investments sold		4,730,879
Receivable for fund shares sold		1,323,704
Dividends receivable		1,824,505
Distributions receivable from Fidelity Central Funds		8,677
Prepaid expenses		1,011
Other receivables		67,693
Total assets		1,143,085,084
Liabilities
Payable for investments purchased	$17,824,095
Payable for fund shares redeemed	12,698,248
Accrued management fee	690,633
Distribution and service plan fees payable	42,705
Other affiliated payables	116,257
Other payables and accrued expenses	1,529,203
Collateral on securities loaned	9,450,100
Total liabilities		42,351,241
Net Assets		$1,100,733,843
Net Assets consist of:
Paid in capital		$744,781,911
Total accumulated earnings (loss)		355,951,932
Net Assets		$1,100,733,843
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($399,283,410 ÷ 27,067,518 shares)		$14.75
Service Class:
Net Asset Value, offering price and redemption price per share ($316,596,410 ÷ 21,438,254 shares)		$14.77
Service Class 2:
Net Asset Value, offering price and redemption price per share ($91,103,062 ÷ 6,178,928 shares)		$14.74
Investor Class:
Net Asset Value, offering price and redemption price per share ($293,750,961 ÷ 20,014,110 shares)		$14.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$16,404,891
Income from Fidelity Central Funds (including $19,224 from security lending)		70,109
Income before foreign taxes withheld		16,475,000
Less foreign taxes withheld		(2,090,996)
Total income		14,384,004
Expenses
Management fee	$5,975,506
Transfer agent fees	658,310
Distribution and service plan fees	313,385
Accounting fees	369,082
Custodian fees and expenses	164,586
Independent trustees' fees and expenses	4,016
Audit	84,426
Legal	1,921
Interest	284
Miscellaneous	14,595
Total expenses before reductions	7,586,111
Expense reductions	(185,348)
Total expenses after reductions		7,400,763
Net investment income (loss)		6,983,241
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $6,400)	62,814,105
Fidelity Central Funds	3,931
Foreign currency transactions	(423,996)
Futures contracts	511,981
Total net realized gain (loss)		62,906,021
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,412,358)	222,817,658
Assets and liabilities in foreign currencies	(4,215)
Total change in net unrealized appreciation (depreciation)		222,813,443
Net gain (loss)		285,719,464
Net increase (decrease) in net assets resulting from operations		$292,702,705

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,983,241	$9,860,171
Net realized gain (loss)	62,906,021	68,924,540
Change in net unrealized appreciation (depreciation)	222,813,443	35,425,157
Net increase (decrease) in net assets resulting from operations	292,702,705	114,209,868
Distributions to shareholders	(78,789,181)	(8,095,503)
Share transactions - net increase (decrease)	319,770,962	111,495,949
Total increase (decrease) in net assets	533,684,486	217,610,314
Net Assets
Beginning of period	567,049,357	349,439,043
End of period	$1,100,733,843	$567,049,357

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.68	$9.95	$12.23	$8.36	$8.14
Income from Investment Operations
Net investment income (loss)A	.11	.26B	.08	.07	.06
Net realized and unrealized gain (loss)	3.46	2.66	(2.28)	3.88	.20
Total from investment operations	3.57	2.92	(2.20)	3.95	.26
Distributions from net investment income	(.10)	(.19)	(.08)	(.07)	(.04)
Distributions from net realized gain	(1.39)	–	–C	(.01)	–
Total distributions	(1.50)D	(.19)	(.08)	(.08)	(.04)
Net asset value, end of period	$14.75	$12.68	$9.95	$12.23	$8.36
Total ReturnE,F	31.27%	29.46%	(18.00)%	47.40%	3.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.96%	1.01%	1.01%	1.05%
Expenses net of fee waivers, if any	.92%	.96%	1.01%	1.01%	1.05%
Expenses net of all reductions	.90%	.91%	.98%	.99%	1.05%
Net investment income (loss)	.97%	2.25%B	.71%	.64%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$399,283	$273,578	$159,140	$165,396	$132,435
Portfolio turnover rateI	80%	135%	117%	82%	86%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.70	$9.97	$12.26	$8.39	$8.17
Income from Investment Operations
Net investment income (loss)A	.11	.25B	.06	.06	.05
Net realized and unrealized gain (loss)	3.45	2.66	(2.27)	3.89	.21
Total from investment operations	3.56	2.91	(2.21)	3.95	.26
Distributions from net investment income	(.10)	(.18)	(.08)	(.07)	(.04)
Distributions from net realized gain	(1.39)	–	–C	(.01)	–
Total distributions	(1.49)	(.18)	(.08)	(.08)	(.04)
Net asset value, end of period	$14.77	$12.70	$9.97	$12.26	$8.39
Total ReturnD,E	31.17%	29.30%	(18.02)%	47.19%	3.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.02%	1.06%	1.12%	1.11%	1.16%
Expenses net of fee waivers, if any	1.02%	1.06%	1.12%	1.11%	1.16%
Expenses net of all reductions	1.00%	1.01%	1.09%	1.09%	1.15%
Net investment income (loss)	.87%	2.16%B	.60%	.54%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$316,596	$36,185	$17,147	$1,089	$81
Portfolio turnover rateH	80%	135%	117%	82%	86%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.69	$9.96	$12.25	$8.38	$8.15
Income from Investment Operations
Net investment income (loss)A	.09	.23B	.05	.04	.04
Net realized and unrealized gain (loss)	3.44	2.67	(2.27)	3.90	.20
Total from investment operations	3.53	2.90	(2.22)	3.94	.24
Distributions from net investment income	(.08)	(.17)	(.06)	(.06)	(.01)
Distributions from net realized gain	(1.39)	–	–C	(.01)	–
Total distributions	(1.48)D	(.17)	(.07)D	(.07)	(.01)
Net asset value, end of period	$14.74	$12.69	$9.96	$12.25	$8.38
Total ReturnE,F	30.88%	29.19%	(18.16)%	47.05%	2.95%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.17%	1.21%	1.27%	1.26%	1.31%
Expenses net of fee waivers, if any	1.17%	1.21%	1.26%	1.26%	1.31%
Expenses net of all reductions	1.15%	1.16%	1.23%	1.24%	1.30%
Net investment income (loss)	.72%	2.01%B	.46%	.39%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$91,103	$47,476	$20,128	$7,246	$2,868
Portfolio turnover rateI	80%	135%	117%	82%	86%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.63	$9.91	$12.17	$8.32	$8.11
Income from Investment Operations
Net investment income (loss)A	.10	.25B	.07	.06	.05
Net realized and unrealized gain (loss)	3.44	2.65	(2.26)	3.87	.20
Total from investment operations	3.54	2.90	(2.19)	3.93	.25
Distributions from net investment income	(.10)	(.18)	(.06)	(.07)	(.04)
Distributions from net realized gain	(1.39)	–	–C	(.01)	–
Total distributions	(1.49)	(.18)	(.07)D	(.08)	(.04)
Net asset value, end of period	$14.68	$12.63	$9.91	$12.17	$8.32
Total ReturnE,F	31.16%	29.38%	(18.02)%	47.32%	3.06%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	1.04%	1.09%	1.09%	1.14%
Expenses net of fee waivers, if any	1.00%	1.04%	1.09%	1.09%	1.14%
Expenses net of all reductions	.98%	.99%	1.06%	1.07%	1.13%
Net investment income (loss)	.89%	2.18%B	.63%	.56%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$293,751	$209,811	$153,024	$205,217	$93,982
Portfolio turnover rateI	80%	135%	117%	82%	86%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$327,164,078
Gross unrealized depreciation	(16,782,110)
Net unrealized appreciation (depreciation)	$310,381,968
Tax Cost	$824,746,524

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,335,119
Undistributed long-term capital gain	$40,644,911
Net unrealized appreciation (depreciation) on securities and other investments	$310,384,260

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$28,355,444	$ 8,095,503
Long-term Capital Gains	50,433,737	–
Total	$78,789,181	$ 8,095,503

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Emerging Markets Portfolio	850,759,906	601,809,808

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$175,209
Service Class 2	138,176
$313,385

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .145% to .142% for Investor Class, and from .065% to .064% for all other classes. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$200,259.06
Service Class	111,974.06
Service Class 2	35,162.06
Investor Class	310,915.14
	$658,310

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Emerging Markets Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Emerging Markets Portfolio	$3,383

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Emerging Markets Portfolio	Borrower	$7,630,000.34%		$284

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $15,592,708 and $21,429,137, respectively.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Emerging Markets Portfolio	$1,499

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Emerging Markets Portfolio	$2,086	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $182,933 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $209.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,206.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Initial Class	$34,893,287	$4,027,524
Service Class	11,405,830	499,424
Service Class 2	6,317,469	593,613
Investor Class	26,172,595	2,974,942
Total	$78,789,181	$8,095,503

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Initial Class
Shares sold	13,776,026	9,172,451	$155,620,452	$106,932,333
Reinvestment of distributions	2,913,654	339,875	34,893,287	4,027,524
Shares redeemed	(11,191,878)	(3,940,236)	(135,298,948)	(45,648,524)
Net increase (decrease)	5,497,802	5,572,090	$55,214,791	$65,311,333
Service Class
Shares sold	20,346,286	1,590,421	$213,618,985	$18,219,839
Reinvestment of distributions	873,874	42,074	11,405,830	499,424
Shares redeemed	(2,630,343)	(504,702)	(33,229,735)	(5,852,722)
Net increase (decrease)	18,589,817	1,127,793	$191,795,080	$12,866,541
Service Class 2
Shares sold	3,209,866	2,743,759	$39,779,756	$31,855,529
Reinvestment of distributions	526,514	50,052	6,317,469	593,613
Shares redeemed	(1,298,880)	(1,073,492)	(14,898,156)	(12,468,852)
Net increase (decrease)	2,437,500	1,720,319	$31,199,069	$19,980,290
Investor Class
Shares sold	7,088,237	4,935,342	$84,268,928	$56,654,758
Reinvestment of distributions	2,201,227	252,114	26,172,595	2,974,942
Shares redeemed	(5,887,822)	(4,022,148)	(68,879,501)	(46,291,915)
Net increase (decrease)	3,401,642	1,165,308	$41,562,022	$13,337,785

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 43% of the total outstanding shares of the Fund.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 09, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Emerging Markets Portfolio
Initial Class	.92%
Actual		$1,000.00	$1,373.90	$5.49
Hypothetical-C		$1,000.00	$1,020.51	$4.67
Service Class	1.03%
Actual		$1,000.00	$1,373.00	$6.14
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Service Class 2	1.17%
Actual		$1,000.00	$1,371.20	$6.97
Hypothetical-C		$1,000.00	$1,019.25	$5.94
Investor Class	1.00%
Actual		$1,000.00	$1,373.20	$5.97
Hypothetical-C		$1,000.00	$1,020.11	$5.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Emerging Markets Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Emerging Markets Portfolio
Initial Class	02/05/21	02/05/21	$0.017	$0.590
Service Class	02/05/21	02/05/21	$0.014	$0.590
Service Class 2	02/05/21	02/05/21	$0.013	$0.590
Investor Class	02/05/21	02/05/21	$0.015	$0.590

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $40,705,769, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Emerging Markets Portfolio
Initial Class	02/07/20	$0.0240	$0.0000
	12/01/20	$0.1923	$0.0239
Service Class	02/07/20	$0.0230	$0.0000
	12/01/20	$0.1909	$0.0239
Service Class 2	02/07/20	$0.0220	$0.0000
	12/01/20	$0.1833	$0.0239
Investor Class	02/07/20	$0.0230	$0.0000
	12/01/20	$0.1895	$0.0239

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	21,597,050,616.024	95.502
Withheld	1,017,240,628.578	4.498
TOTAL	22,614,291,244.601	100.000
Donald F. Donahue
Affirmative	21,605,904,576.366	95.541
Withheld	1,008,386,668.235	4.459
TOTAL	22,614,291,244.601	100.000
Bettina Doulton
Affirmative	21,645,998,598.109	95.718
Withheld	968,292,646.493	4.282
TOTAL	22,614,291,244.601	100.000
Vicki L. Fuller
Affirmative	21,660,928,063.243	95.784
Withheld	953,363,181.358	4.216
TOTAL	22,614,291,244.601	100.000
Patricia L. Kampling
Affirmative	21,663,944,422.383	95.798
Withheld	950,346,822.218	4.202
TOTAL	22,614,291,244.601	100.000
Alan J. Lacy
Affirmative	21,569,159,491.891	95.378
Withheld	1,045,131,752.710	4.622
TOTAL	22,614,291,244.601	100.000
Ned C. Lautenbach
Affirmative	21,469,914,492.101	94.940
Withheld	1,144,376,752.501	5.060
TOTAL	22,614,291,244.601	100.000
Robert A. Lawrence
Affirmative	21,583,601,126.100	95.442
Withheld	1,030,690,118.501	4.558
TOTAL	22,614,291,244.601	100.000
Joseph Mauriello
Affirmative	21,551,120,396.219	95.299
Withheld	1,063,170,848.382	4.701
TOTAL	22,614,291,244.601	100.000
Cornelia M. Small
Affirmative	21,592,890,757.027	95.483
Withheld	1,021,400,487.575	4.517
TOTAL	22,614,291,244.601	100.000
Garnett A. Smith
Affirmative	21,519,273,578.917	95.158
Withheld	1,095,017,665.685	4.842
TOTAL	22,614,291,244.601	100.000
David M. Thomas
Affirmative	21,574,034,388.063	95.400
Withheld	1,040,256,856.538	4.600
TOTAL	22,614,291,244.601	100.000
Susan Tomasky
Affirmative	21,607,546,330.771	95.548
Withheld	1,006,744,913.831	4.452
TOTAL	22,614,291,244.601	100.000
Michael E. Wiley
Affirmative	21,549,685,089.255	95.292
Withheld	1,064,606,155.346	4.708
TOTAL	22,614,291,244.601	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	370,517,913.061	81.479
Against	29,587,350.344	6.506
Abstain	54,632,871.636	12.014
Broker Non-Vote	0.00	0.00
TOTAL	454,738,135.041	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPEM-ANN-0221
1.858135.112

Fidelity® Variable Insurance Products:

Total Market Index Portfolio

Extended Market Index Portfolio

International Index Portfolio

Annual Report

December 31, 2020

Contents

Note to Shareholders
VIP Total Market Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
VIP Extended Market Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
VIP International Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory ContractsVIP Total Market Index PortfolioVIP International Index Portfolio
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

VIP Total Market Index Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Initial Class	20.30%	15.16%
Service Class	20.20%	15.10%
Service Class 2	19.98%	14.87%

 A From April 17, 2018

 The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Total Market Index Portfolio - Initial Class on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Total Investable Market Index℠ performed over the same period.

Period Ending Values
$14,660	VIP Total Market Index Portfolio - Initial Class
$14,691	Fidelity U.S. Total Investable Market Index℠

VIP Total Market Index Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2020, the fund's share classes gained roughly 20%, compared with the 20.54% advance of the benchmark Fidelity U.S. Total Investable Market Index. By sector, information technology rose 45% and contributed most, followed by consumer discretionary, a smaller allocation that gained about 46%. The health care sector rose approximately 18% and communication services (+26%) also contributed, lifted by the media & entertainment industry (+34%). Other notable contributors included the industrials (+12%), consumer staples (+11%), and materials (+19%) sectors. Conversely, energy returned roughly -34% and detracted most. Financials (-2%) also hurt. Other detractors were the real estate (-5%) and utilities (-1%) sectors. Turning to individual stocks, the top contributor was Apple (+82%), from the technology hardware & equipment industry. In retailing, Amazon.com (+76%) was helpful and Microsoft (+42%) from the software & services category also contributed. Alphabet, within the media & entertainment segment, rose 31% and Nvidia, within the semiconductors & semiconductor equipment group, gained 122% and boosted performance. Conversely, the biggest individual detractor was Exxon Mobil (-36%), from the energy sector, followed by Wells Fargo (-41%), which is in the banks category. Within telecommunication services, AT&T returned roughly -21% and hurt. Other detractors were Boeing (-34%), a stock in the capital goods group, and Chevron (-26%), from the energy sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Total Market Index Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Apple, Inc.	5.5
Microsoft Corp.	4.3
Amazon.com, Inc.	3.6
Facebook, Inc. Class A	1.7
Tesla, Inc.	1.4
Alphabet, Inc. Class A	1.4
Alphabet, Inc. Class C	1.3
Berkshire Hathaway, Inc. Class B	1.2
Johnson & Johnson	1.1
JPMorgan Chase & Co.	1.0
22.5

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	26.6
Health Care	13.5
Consumer Discretionary	12.1
Financials	10.5
Communication Services	9.8
Industrials	8.8
Consumer Staples	5.8
Real Estate	3.1
Materials	2.7
Utilities	2.6

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks and Equity Futures	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 3.4%

VIP Total Market Index Portfolio

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
COMMUNICATION SERVICES - 9.8%
Diversified Telecommunication Services - 1.3%
Anterix, Inc. (a)	69	$2,594
AT&T, Inc.	48,466	1,393,882
ATN International, Inc.	60	2,506
Bandwidth, Inc. (a)(b)	151	23,204
CenturyLink, Inc.	6,693	65,257
Cincinnati Bell, Inc. (a)	396	6,051
Cogent Communications Group, Inc.	277	16,584
Consolidated Communications Holdings, Inc. (a)	465	2,274
Iridium Communications, Inc. (a)	779	30,634
Liberty Global PLC:
Class A (a)	978	23,687
Class C (a)	2,437	57,635
Liberty Latin America Ltd.:
Class A (a)	578	6,433
Class C (a)	836	9,271
ORBCOMM, Inc. (a)	446	3,309
Verizon Communications, Inc.	28,126	1,652,403
Vonage Holdings Corp. (a)	1,553	19,995
		3,315,719
Entertainment - 2.0%
Activision Blizzard, Inc.	5,259	488,298
AMC Entertainment Holdings, Inc. Class A (b)	853	1,808
Cinemark Holdings, Inc. (b)	772	13,441
Electronic Arts, Inc.	1,974	283,466
Glu Mobile, Inc. (a)	942	8,487
Lions Gate Entertainment Corp.:
Class A (a)(b)	517	5,878
Class B (a)	748	7,764
Live Nation Entertainment, Inc. (a)	975	71,643
Madison Square Garden Entertainment Corp. (a)	127	13,340
Madison Square Garden Sports Corp. (a)	117	21,540
Marcus Corp. (b)	132	1,779
Netflix, Inc. (a)	3,004	1,624,353
Roku, Inc. Class A (a)	741	246,027
Sciplay Corp. (A Shares) (a)	165	2,285
Take-Two Interactive Software, Inc. (a)	784	162,907
The Walt Disney Co.	12,313	2,230,869
World Wrestling Entertainment, Inc. Class A (b)	329	15,808
Zynga, Inc. (a)	6,850	67,610
		5,267,303
Interactive Media & Services - 4.9%
Alphabet, Inc.:
Class A (a)	2,033	3,563,117
Class C (a)	1,985	3,477,482
ANGI Homeservices, Inc. Class A (a)	485	6,400
CarGurus, Inc. Class A (a)	592	18,784
Cars.com, Inc. (a)	467	5,277
Eventbrite, Inc. (a)	496	8,978
EverQuote, Inc. Class A (a)	60	2,241
Facebook, Inc. Class A (a)	16,349	4,465,893
InterActiveCorp (a)	542	102,628
Liberty TripAdvisor Holdings, Inc. (a)	472	2,048
Match Group, Inc. (a)	1,769	267,455
Pinterest, Inc. Class A (a)	3,475	229,003
QuinStreet, Inc. (a)	327	7,011
Snap, Inc. Class A (a)	6,216	311,235
TripAdvisor, Inc. (b)	665	19,139
TrueCar, Inc. (a)	647	2,717
Twitter, Inc. (a)	5,412	293,060
Yelp, Inc. (a)	484	15,812
Zillow Group, Inc.:
Class A (a)	326	44,316
Class C (a)(b)	922	119,676
		12,962,272
Media - 1.4%
Altice U.S.A., Inc. Class A (a)	1,656	62,713
AMC Networks, Inc. Class A (a)(b)	193	6,904
Cable One, Inc.	37	82,426
Cardlytics, Inc. (a)	183	26,127
Charter Communications, Inc. Class A (a)	992	656,258
Clear Channel Outdoor Holdings, Inc. (a)	2,874	4,742
Comcast Corp. Class A	31,040	1,626,496
comScore, Inc. (a)	171	426
Cumulus Media, Inc. (a)	82	715
Discovery Communications, Inc.:
Class A (a)(b)	954	28,706
Class C (non-vtg.) (a)	2,160	56,570
DISH Network Corp. Class A (a)	1,656	53,555
E.W. Scripps Co. Class A	352	5,382
Entercom Communications Corp. Class A	662	1,635
Fox Corp.:
Class A	2,096	61,036
Class B	1,231	35,551
Gannett Co., Inc. (a)	697	2,342
Gray Television, Inc. (a)	576	10,305
Interpublic Group of Companies, Inc.	2,677	62,963
John Wiley & Sons, Inc. Class A	301	13,744
Liberty Broadband Corp.:
Class A (a)	207	32,619
Class C (a)	1,393	220,609
Liberty Media Corp.:
Liberty Braves Class A (a)	90	2,238
Liberty Braves Class C (a)	204	5,076
Liberty Formula One Group Series C (a)	1,255	53,463
Liberty Media Class A (a)	338	12,841
Liberty SiriusXM Series A (a)	561	24,230
Liberty SiriusXM Series C (a)	1,191	51,820
Loral Space & Communications Ltd.	65	1,364
Meredith Corp.	320	6,144
MSG Network, Inc. Class A (a)(b)	265	3,906
National CineMedia, Inc.	349	1,298
News Corp.:
Class A	2,251	40,450
Class B	1,260	22,390
Nexstar Broadcasting Group, Inc. Class A	304	33,194
Omnicom Group, Inc.	1,453	90,624
Scholastic Corp.	175	4,375
Sinclair Broadcast Group, Inc. Class A (b)	293	9,332
Sirius XM Holdings, Inc. (b)	8,086	51,508
TechTarget, Inc. (a)	149	8,807
Tegna, Inc.	1,520	21,204
The New York Times Co. Class A	986	51,045
ViacomCBS, Inc. Class B	3,852	143,526
WideOpenWest, Inc. (a)	330	3,521
		3,694,180
Wireless Telecommunication Services - 0.2%
Boingo Wireless, Inc. (a)	254	3,231
Gogo, Inc. (a)	293	2,822
NII Holdings, Inc. (a)(b)(c)	363	788
Shenandoah Telecommunications Co.	338	14,619
T-Mobile U.S., Inc.	3,966	534,815
Telephone & Data Systems, Inc.	697	12,943
U.S. Cellular Corp. (a)	93	2,854
		572,072

TOTAL COMMUNICATION SERVICES		25,811,546

CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.3%
Adient PLC (a)	632	21,975
American Axle & Manufacturing Holdings, Inc. (a)	685	5,713
Aptiv PLC	1,839	239,603
Autoliv, Inc.	540	49,734
BorgWarner, Inc.	1,649	63,717
Cooper Tire & Rubber Co.	348	14,094
Cooper-Standard Holding, Inc. (a)	122	4,230
Dana, Inc.	969	18,915
Dorman Products, Inc. (a)	196	17,017
Fox Factory Holding Corp. (a)	278	29,387
Gentex Corp.	1,689	57,308
Gentherm, Inc. (a)	222	14,479
LCI Industries	169	21,916
Lear Corp.	376	59,795
Modine Manufacturing Co. (a)	415	5,212
Motorcar Parts of America, Inc. (a)	103	2,021
Patrick Industries, Inc.	157	10,731
Standard Motor Products, Inc.	132	5,341
Stoneridge, Inc. (a)	160	4,837
Tenneco, Inc. (a)	284	3,010
The Goodyear Tire & Rubber Co.	1,540	16,801
Veoneer, Inc. (a)(b)	648	13,802
Visteon Corp. (a)	185	23,221
Workhorse Group, Inc. (a)(b)	715	14,143
		717,002
Automobiles - 1.6%
Ford Motor Co.	26,593	233,752
General Motors Co.	8,567	356,730
Harley-Davidson, Inc.	1,036	38,021
Tesla, Inc. (a)	5,157	3,639,140
Thor Industries, Inc. (b)	370	34,406
Winnebago Industries, Inc.	238	14,266
		4,316,315
Distributors - 0.1%
Core-Mark Holding Co., Inc.	314	9,222
Funko, Inc. (a)	212	2,201
Genuine Parts Co.	975	97,919
LKQ Corp. (a)	1,910	67,308
Pool Corp.	271	100,948
		277,598
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. (a)	363	12,324
American Public Education, Inc. (a)	124	3,780
Bright Horizons Family Solutions, Inc. (a)	412	71,272
Carriage Services, Inc.	98	3,069
Chegg, Inc. (a)	883	79,761
Collectors Universe, Inc.	60	4,524
Frontdoor, Inc. (a)	586	29,423
Graham Holdings Co.	28	14,935
Grand Canyon Education, Inc. (a)	312	29,050
H&R Block, Inc.	1,253	19,873
Houghton Mifflin Harcourt Co. (a)	1,068	3,556
Laureate Education, Inc. Class A (a)	736	10,716
OneSpaWorld Holdings Ltd. (b)	321	3,255
Perdoceo Education Corp. (a)	455	5,747
Regis Corp. (a)(b)	157	1,443
Select Interior Concepts, Inc. (a)	123	879
Service Corp. International	1,179	57,889
Strategic Education, Inc.	170	16,206
Stride, Inc. (a)	257	5,456
Terminix Global Holdings, Inc. (a)	894	45,603
Weight Watchers International, Inc. (a)	312	7,613
		426,374
Hotels, Restaurants & Leisure - 1.7%
ARAMARK Holdings Corp.	1,700	65,416
Bally's Corp. (b)	127	6,379
Biglari Holdings, Inc. (a)	9	1,001
BJ's Restaurants, Inc.	137	5,273
Bloomin' Brands, Inc.	570	11,069
Boyd Gaming Corp.	542	23,263
Brinker International, Inc.	306	17,310
Caesars Entertainment, Inc. (a)	1,421	105,538
Carnival Corp.	5,088	110,206
Carrols Restaurant Group, Inc. (a)	157	986
Chipotle Mexican Grill, Inc. (a)	190	263,475
Choice Hotels International, Inc.	197	21,026
Churchill Downs, Inc.	240	46,750
Chuy's Holdings, Inc. (a)	124	3,285
Cracker Barrel Old Country Store, Inc.	157	20,711
Darden Restaurants, Inc.	890	106,017
Dave & Buster's Entertainment, Inc.	346	10,387
Del Taco Restaurants, Inc. (a)	252	2,283
Denny's Corp. (a)	428	6,283
Dine Brands Global, Inc.	120	6,960
Domino's Pizza, Inc.	269	103,151
Drive Shack, Inc. (a)	474	1,128
El Pollo Loco Holdings, Inc. (a)	141	2,552
Everi Holdings, Inc. (a)	564	7,789
Extended Stay America, Inc. unit	1,101	16,306
Fiesta Restaurant Group, Inc. (a)	72	821
Golden Entertainment, Inc. (a)	91	1,810
Hilton Grand Vacations, Inc. (a)	585	18,340
Hilton Worldwide Holdings, Inc.	1,888	210,059
Hyatt Hotels Corp. Class A	246	18,266
Jack in the Box, Inc.	155	14,384
Las Vegas Sands Corp.	2,239	133,444
Lindblad Expeditions Holdings (a)	223	3,818
Marriott International, Inc. Class A	1,810	238,775
Marriott Vacations Worldwide Corp.	283	38,833
McDonald's Corp.	5,064	1,086,633
MGM Resorts International	2,772	87,346
Monarch Casino & Resort, Inc. (a)	73	4,469
Noodles & Co. (a)	147	1,161
Norwegian Cruise Line Holdings Ltd. (a)(b)	2,173	55,259
Papa John's International, Inc.	222	18,837
Penn National Gaming, Inc. (a)	1,008	87,061
Planet Fitness, Inc. (a)	555	43,085
Playa Hotels & Resorts NV (a)	349	2,077
PlayAGS, Inc. (a)	179	1,289
Red Robin Gourmet Burgers, Inc. (a)	84	1,615
Red Rock Resorts, Inc.	467	11,694
Royal Caribbean Cruises Ltd.	1,258	93,960
Ruth's Hospitality Group, Inc.	235	4,167
Scientific Games Corp. Class A (a)	394	16,347
SeaWorld Entertainment, Inc. (a)	364	11,499
Shake Shack, Inc. Class A (a)	238	20,178
Six Flags Entertainment Corp.	518	17,664
Starbucks Corp.	7,976	853,272
Texas Roadhouse, Inc. Class A	446	34,859
The Cheesecake Factory, Inc. (b)	273	10,117
Vail Resorts, Inc.	273	76,156
Wendy's Co.	1,216	26,655
Wingstop, Inc.	203	26,908
Wyndham Destinations, Inc.	597	26,781
Wyndham Hotels & Resorts, Inc.	637	37,863
Wynn Resorts Ltd.	659	74,355
Yum! Brands, Inc.	2,047	222,222
		4,596,623
Household Durables - 0.5%
Beazer Homes U.S.A., Inc. (a)	167	2,530
Cavco Industries, Inc. (a)	54	9,474
Century Communities, Inc. (a)	203	8,887
D.R. Horton, Inc.	2,256	155,484
Ethan Allen Interiors, Inc.	165	3,335
Garmin Ltd.	1,018	121,814
GoPro, Inc. Class A (a)(b)	755	6,251
Helen of Troy Ltd. (a)	174	38,661
Hooker Furniture Corp.	102	3,290
Installed Building Products, Inc. (a)	157	16,003
iRobot Corp. (a)(b)	197	15,817
KB Home	578	19,375
La-Z-Boy, Inc.	315	12,550
Leggett & Platt, Inc.	887	39,294
Lennar Corp.:
Class A	1,576	120,138
Class B	458	28,030
LGI Homes, Inc. (a)	150	15,878
Lovesac (a)	72	3,102
M.D.C. Holdings, Inc.	342	16,621
M/I Homes, Inc. (a)	199	8,814
Meritage Homes Corp. (a)	250	20,705
Mohawk Industries, Inc. (a)	409	57,649
Newell Brands, Inc.	2,554	54,221
NVR, Inc. (a)	24	97,917
PulteGroup, Inc.	1,829	78,866
Skyline Champion Corp. (a)	375	11,603
Sonos, Inc. (a)	608	14,221
Taylor Morrison Home Corp. (a)	904	23,188
Tempur Sealy International, Inc. (a)	1,301	35,127
Toll Brothers, Inc.	769	33,428
TopBuild Corp. (a)	225	41,418
TRI Pointe Homes, Inc. (a)	894	15,422
Tupperware Brands Corp. (a)	356	11,531
Turtle Beach Corp. (a)	107	2,306
Universal Electronics, Inc. (a)	89	4,669
Whirlpool Corp.	427	77,069
ZAGG, Inc. (a)	132	550
		1,225,238
Internet & Direct Marketing Retail - 4.1%
1-800-FLOWERS.com, Inc. Class A (a)(b)	167	4,342
Amazon.com, Inc. (a)	2,900	9,445,097
Chewy, Inc. (a)(b)	509	45,754
Duluth Holdings, Inc. (a)	98	1,035
eBay, Inc.	4,456	223,914
Etsy, Inc. (a)	858	152,647
Expedia, Inc.	930	123,132
Groupon, Inc. (a)	138	5,243
GrubHub, Inc. (a)	628	46,642
Lands' End, Inc. (a)	91	1,963
Magnite, Inc. (a)(b)	772	23,708
Overstock.com, Inc. (a)(b)	299	14,343
PetMed Express, Inc.	125	4,008
Quotient Technology, Inc. (a)	588	5,539
Qurate Retail, Inc. Series A	2,689	29,498
Revolve Group, Inc. (a)	183	5,704
Shutterstock, Inc.	157	11,257
Stamps.com, Inc. (a)	121	23,739
Stitch Fix, Inc. (a)(b)	388	22,783
The Booking Holdings, Inc. (a)	279	621,408
The RealReal, Inc. (a)	441	8,617
Wayfair LLC Class A (a)(b)	496	112,002
		10,932,375
Leisure Products - 0.1%
Acushnet Holdings Corp.	248	10,054
American Outdoor Brands, Inc. (a)	96	1,635
Brunswick Corp.	530	40,407
Callaway Golf Co.	647	15,534
Clarus Corp.	162	2,498
Hasbro, Inc.	870	81,380
Johnson Outdoors, Inc. Class A	50	5,632
Malibu Boats, Inc. Class A (a)	136	8,492
MasterCraft Boat Holdings, Inc. (a)	145	3,602
Mattel, Inc. (a)	2,353	41,060
Polaris, Inc.	386	36,778
Smith & Wesson Brands, Inc.	417	7,402
Sturm, Ruger & Co., Inc.	113	7,353
Vista Outdoor, Inc. (a)	373	8,862
YETI Holdings, Inc. (a)	511	34,988
		305,677
Multiline Retail - 0.5%
Big Lots, Inc.	246	10,561
Dillard's, Inc. Class A	56	3,531
Dollar General Corp.	1,664	349,939
Dollar Tree, Inc. (a)	1,601	172,972
Kohl's Corp.	1,079	43,905
Macy's, Inc. (b)	2,082	23,423
Nordstrom, Inc. (b)	724	22,596
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	385	31,481
Target Corp.	3,404	600,908
		1,259,316
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A	400	8,144
Advance Auto Parts, Inc.	460	72,455
America's Car Mart, Inc. (a)	36	3,954
American Eagle Outfitters, Inc.	998	20,030
Asbury Automotive Group, Inc. (a)	135	19,675
At Home Group, Inc. (a)	338	5,225
AutoNation, Inc. (a)	407	28,405
AutoZone, Inc. (a)	158	187,300
Barnes & Noble Education, Inc. (a)	142	660
Bed Bath & Beyond, Inc. (b)	869	15,433
Best Buy Co., Inc.	1,568	156,471
Boot Barn Holdings, Inc. (a)	210	9,106
Burlington Stores, Inc. (a)	451	117,959
Caleres, Inc.	215	3,365
Camping World Holdings, Inc.	267	6,955
CarMax, Inc. (a)	1,121	105,890
Carvana Co. Class A (a)(b)	385	92,223
Chico's FAS, Inc.	634	1,008
Citi Trends, Inc.	83	4,123
Conn's, Inc. (a)	140	1,637
Designer Brands, Inc. Class A	424	3,244
Dick's Sporting Goods, Inc.	449	25,238
Express, Inc. (a)(b)	301	274
Five Below, Inc. (a)	384	67,192
Floor & Decor Holdings, Inc. Class A (a)	712	66,109
Foot Locker, Inc.	710	28,712
GameStop Corp. Class A (a)(b)	333	6,274
Gap, Inc.	1,406	28,387
Genesco, Inc. (a)	81	2,437
Group 1 Automotive, Inc.	120	15,737
Guess?, Inc.	242	5,474
Haverty Furniture Companies, Inc.	126	3,486
Hibbett Sports, Inc. (a)	99	4,572
L Brands, Inc.	1,605	59,690
Lithia Motors, Inc. Class A (sub. vtg.)	176	51,510
Lowe's Companies, Inc.	4,982	799,661
Lumber Liquidators Holdings, Inc. (a)	220	6,763
MarineMax, Inc. (a)	171	5,990
Michaels Companies, Inc. (a)	468	6,089
Monro, Inc.	238	12,685
Murphy U.S.A., Inc.	176	23,033
National Vision Holdings, Inc. (a)	563	25,498
O'Reilly Automotive, Inc. (a)	492	222,664
OneWater Marine, Inc. Class A	84	2,444
Party City Holdco, Inc. (a)	840	5,166
Penske Automotive Group, Inc.	206	12,234
Rent-A-Center, Inc.	312	11,946
RH (a)	106	47,437
Ross Stores, Inc.	2,422	297,446
Sally Beauty Holdings, Inc. (a)	812	10,588
Shoe Carnival, Inc.	52	2,037
Signet Jewelers Ltd. (b)	362	9,872
Sleep Number Corp. (a)	194	15,881
Sonic Automotive, Inc. Class A (sub. vtg.)	150	5,786
Sportsman's Warehouse Holdings, Inc. (a)	280	4,914
The Aaron's Co., Inc. (a)	219	4,152
The Buckle, Inc. (b)	217	6,336
The Cato Corp. Class A (sub. vtg.)	98	940
The Children's Place Retail Stores, Inc.	115	5,762
The Home Depot, Inc.	7,317	1,943,542
The ODP Corp.	344	10,079
Tiffany & Co., Inc.	731	96,090
Tilly's, Inc.	106	865
TJX Companies, Inc.	8,165	557,588
Tractor Supply Co.	795	111,761
Ulta Beauty, Inc. (a)	386	110,844
Urban Outfitters, Inc. (a)	492	12,595
Williams-Sonoma, Inc.	525	53,466
Winmark Corp.	19	3,530
Zumiez, Inc. (a)	139	5,112
		5,679,150
Textiles, Apparel & Luxury Goods - 0.8%
Capri Holdings Ltd. (a)	1,025	43,050
Carter's, Inc.	288	27,092
Columbia Sportswear Co.	204	17,826
Crocs, Inc. (a)	471	29,513
Deckers Outdoor Corp. (a)	192	55,062
Fossil Group, Inc. (a)	331	2,870
G-III Apparel Group Ltd. (a)(b)	316	7,502
Hanesbrands, Inc.	2,333	34,015
Kontoor Brands, Inc.	305	12,371
Levi Strauss & Co. Class A	478	9,598
lululemon athletica, Inc. (a)	807	280,860
Movado Group, Inc.	133	2,210
NIKE, Inc. Class B	8,532	1,207,022
Oxford Industries, Inc.	113	7,403
PVH Corp.	476	44,692
Ralph Lauren Corp.	333	34,545
Rocky Brands, Inc.	37	1,039
Samsonite International SA (a)(d)	9,600	17,014
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	924	33,209
Steven Madden Ltd.	535	18,896
Tapestry, Inc.	1,861	57,840
Under Armour, Inc.:
Class A (sub. vtg.) (a)	1,253	21,514
Class C (non-vtg.) (a)	1,324	19,701
Unifi, Inc. (a)	101	1,792
Vera Bradley, Inc. (a)	105	836
VF Corp.	2,178	186,023
Wolverine World Wide, Inc.	550	17,188
		2,190,683

TOTAL CONSUMER DISCRETIONARY		31,926,351

CONSUMER STAPLES - 5.8%
Beverages - 1.4%
Boston Beer Co., Inc. Class A (a)	63	62,640
Brown-Forman Corp. Class B (non-vtg.)	1,232	97,858
Coca-Cola Bottling Co. Consolidated	34	9,053
Constellation Brands, Inc. Class A (sub. vtg.)	1,155	253,003
Keurig Dr. Pepper, Inc.	3,939	126,048
MGP Ingredients, Inc.	87	4,094
Molson Coors Beverage Co. Class B	1,272	57,482
Monster Beverage Corp. (a)	2,519	232,957
National Beverage Corp.	76	6,452
Newage, Inc. (a)(b)	451	1,186
PepsiCo, Inc.	9,394	1,393,130
The Coca-Cola Co.	26,297	1,442,127
		3,686,030
Food & Staples Retailing - 1.3%
Andersons, Inc.	188	4,608
BJ's Wholesale Club Holdings, Inc. (a)	923	34,409
Casey's General Stores, Inc.	249	44,476
Chefs' Warehouse Holdings (a)	208	5,344
Costco Wholesale Corp.	3,000	1,130,340
Grocery Outlet Holding Corp. (a)	590	23,158
Ingles Markets, Inc. Class A	115	4,906
Kroger Co.	5,268	167,312
Performance Food Group Co. (a)	917	43,658
PriceSmart, Inc.	156	14,210
Rite Aid Corp. (a)(b)	397	6,285
SpartanNash Co.	212	3,691
Sprouts Farmers Market LLC (a)	823	16,542
Sysco Corp.	3,467	257,459
U.S. Foods Holding Corp. (a)	1,494	49,765
United Natural Foods, Inc. (a)(b)	396	6,324
Walgreens Boots Alliance, Inc.	4,896	195,252
Walmart, Inc.	9,424	1,358,470
Weis Markets, Inc.	100	4,781
		3,370,990
Food Products - 1.0%
Archer Daniels Midland Co.	3,792	191,155
B&G Foods, Inc. Class A (b)	443	12,284
Beyond Meat, Inc. (a)(b)	336	42,000
Bunge Ltd.	957	62,760
Cal-Maine Foods, Inc. (a)	261	9,798
Calavo Growers, Inc.	107	7,429
Campbell Soup Co.	1,376	66,530
Conagra Brands, Inc.	3,334	120,891
Darling Ingredients, Inc. (a)	1,116	64,371
Farmer Brothers Co. (a)	69	322
Flowers Foods, Inc.	1,335	30,211
Fresh Del Monte Produce, Inc.	185	4,453
Freshpet, Inc. (a)	282	40,041
General Mills, Inc.	4,153	244,196
Hormel Foods Corp.	1,904	88,745
Hostess Brands, Inc. Class A (a)	888	13,000
Ingredion, Inc.	451	35,480
J&J Snack Foods Corp.	102	15,848
John B. Sanfilippo & Son, Inc.	54	4,258
Kellogg Co.	1,718	106,911
Lamb Weston Holdings, Inc.	990	77,953
Lancaster Colony Corp.	129	23,701
Landec Corp. (a)	164	1,779
McCormick & Co., Inc. (non-vtg.)	1,693	161,851
Mondelez International, Inc.	9,719	568,270
Pilgrim's Pride Corp. (a)	312	6,118
Post Holdings, Inc. (a)	408	41,212
Sanderson Farms, Inc.	130	17,186
Seaboard Corp.	2	6,062
The Hain Celestial Group, Inc. (a)	579	23,247
The Hershey Co.	1,004	152,939
The J.M. Smucker Co.	782	90,399
The Kraft Heinz Co.	4,412	152,920
The Simply Good Foods Co. (a)	581	18,220
Tootsie Roll Industries, Inc.	96	2,851
TreeHouse Foods, Inc. (a)	389	16,529
Tyson Foods, Inc. Class A	2,007	129,331
		2,651,251
Household Products - 1.4%
Central Garden & Pet Co. (a)	118	4,556
Central Garden & Pet Co. Class A (non-vtg.) (a)	198	7,193
Church & Dwight Co., Inc.	1,696	147,942
Clorox Co.	859	173,449
Colgate-Palmolive Co.	5,823	497,925
Energizer Holdings, Inc.	397	16,745
Kimberly-Clark Corp.	2,315	312,131
Procter & Gamble Co.	16,853	2,344,926
Reynolds Consumer Products, Inc.	376	11,295
Spectrum Brands Holdings, Inc.	260	20,535
WD-40 Co.	91	24,177
		3,560,874
Personal Products - 0.2%
Coty, Inc. Class A	2,045	14,356
Edgewell Personal Care Co.	373	12,898
elf Beauty, Inc. (a)	238	5,995
Estee Lauder Companies, Inc. Class A	1,541	410,199
Herbalife Nutrition Ltd. (a)	671	32,242
Inter Parfums, Inc.	129	7,803
LifeVantage Corp. (a)	64	596
MediFast, Inc.	77	15,118
Nu Skin Enterprises, Inc. Class A	351	19,175
USANA Health Sciences, Inc. (a)	73	5,628
		524,010
Tobacco - 0.5%
22nd Century Group, Inc. (a)	1,262	2,776
Altria Group, Inc.	12,648	518,568
Philip Morris International, Inc.	10,593	876,994
Turning Point Brands, Inc.	72	3,208
Universal Corp.	158	7,680
Vector Group Ltd.	903	10,520
		1,419,746

TOTAL CONSUMER STAPLES		15,212,901

ENERGY - 2.1%
Energy Equipment & Services - 0.2%
Archrock, Inc.	959	8,305
Baker Hughes Co. Class A	4,659	97,140
Cactus, Inc.	321	8,368
Championx Corp. (a)	1,289	19,722
Core Laboratories NV (b)	294	7,794
DMC Global, Inc.	122	5,277
Dril-Quip, Inc. (a)	258	7,642
Exterran Corp. (a)	193	853
Forum Energy Technologies, Inc. (a)	14	167
Frank's International NV (a)	595	1,630
Halliburton Co.	6,007	113,532
Helix Energy Solutions Group, Inc. (a)	840	3,528
Helmerich & Payne, Inc.	795	18,412
Liberty Oilfield Services, Inc. Class A	379	3,907
Matrix Service Co. (a)	126	1,389
Nabors Industries Ltd.	40	2,329
National Oilwell Varco, Inc.	2,608	35,808
Newpark Resources, Inc. (a)	424	814
Nextier Oilfield Solutions, Inc. (a)	1,331	4,579
Oceaneering International, Inc. (a)	771	6,129
Oil States International, Inc. (a)	308	1,546
Patterson-UTI Energy, Inc.	1,343	7,064
ProPetro Holding Corp. (a)	478	3,532
RPC, Inc. (a)(b)	224	706
Schlumberger Ltd.	9,488	207,123
Select Energy Services, Inc. Class A (a)	368	1,509
Solaris Oilfield Infrastructure, Inc. Class A	263	2,141
TechnipFMC PLC	2,842	26,715
Tidewater, Inc. (a)	201	1,737
Transocean Ltd. (United States) (a)	4,009	9,261
U.S. Silica Holdings, Inc.	479	3,363
		612,022
Oil, Gas & Consumable Fuels - 1.9%
Antero Resources Corp. (a)(b)	1,807	9,848
Apache Corp.	2,540	36,043
Arch Resources, Inc.	103	4,508
Ardmore Shipping Corp.	189	618
Berry Petroleum Corp.	503	1,851
Bonanza Creek Energy, Inc. (a)	131	2,532
Brigham Minerals, Inc. Class A	325	3,572
Cabot Oil & Gas Corp.	2,703	44,005
Callon Petroleum Co. (a)(b)	228	3,000
Centennial Resource Development, Inc. Class A (a)	1,190	1,785
Cheniere Energy, Inc. (a)	1,552	93,167
Chevron Corp.	13,089	1,105,366
Cimarex Energy Co.	682	25,582
Clean Energy Fuels Corp. (a)	893	7,019
CNX Resources Corp. (a)	1,560	16,848
Concho Resources, Inc.	1,342	78,306
ConocoPhillips Co.	7,269	290,687
CONSOL Energy, Inc. (a)	113	815
Continental Resources, Inc.	392	6,390
CVR Energy, Inc.	176	2,622
Delek U.S. Holdings, Inc.	475	7,633
Devon Energy Corp.	2,592	40,980
Diamond S Shipping, Inc. (a)	121	806
Diamondback Energy, Inc.	1,085	52,514
EOG Resources, Inc.	3,972	198,084
EQT Corp.	1,890	24,022
Equitrans Midstream Corp.	2,840	22,834
Exxon Mobil Corp.	28,759	1,185,446
Falcon Minerals Corp.	216	680
Green Plains, Inc.	229	3,016
Hess Corp.	1,845	97,398
Highpoint Resources, Inc. (a)	10	92
HollyFrontier Corp.	1,017	26,289
International Seaways, Inc.	163	2,662
Kinder Morgan, Inc.	13,247	181,086
Kosmos Energy Ltd.	2,796	6,571
Laredo Petroleum, Inc. (a)	49	965
Magnolia Oil & Gas Corp. Class A (a)	776	5,479
Marathon Oil Corp.	5,345	35,651
Marathon Petroleum Corp.	4,430	183,225
Matador Resources Co. (a)	718	8,659
Murphy Oil Corp. (b)	1,012	12,245
National Energy Services Reunited Corp. (a)	166	1,648
Northern Oil & Gas, Inc. (a)	290	2,540
Occidental Petroleum Corp.	5,724	99,082
ONEOK, Inc.	3,031	116,330
Ovintiv, Inc.	1,729	24,828
Par Pacific Holdings, Inc. (a)	328	4,585
Parsley Energy, Inc. Class A	2,105	29,891
PBF Energy, Inc. Class A	576	4,090
PDC Energy, Inc. (a)	713	14,638
Peabody Energy Corp. (a)	395	952
Penn Virginia Corp. (a)	52	528
Phillips 66 Co.	2,974	208,002
Pioneer Natural Resources Co.	1,121	127,671
QEP Resources, Inc.	1,400	3,346
Range Resources Corp. (b)	1,787	11,973
Renewable Energy Group, Inc. (a)(b)	265	18,767
Rex American Resources Corp. (a)	36	2,645
Ring Energy, Inc. (a)(b)	284	187
SM Energy Co.	616	3,770
Southwestern Energy Co. (a)	4,557	13,580
Talos Energy, Inc. (a)	140	1,154
Targa Resources Corp.	1,581	41,707
Teekay Corp. (a)(b)	419	901
Teekay Tankers Ltd. (a)(b)	134	1,475
Tellurian, Inc. (a)	1,499	1,919
The Williams Companies, Inc.	8,253	165,473
Valero Energy Corp.	2,776	157,038
W&T Offshore, Inc. (a)(b)	640	1,389
World Fuel Services Corp.	450	14,022
WPX Energy, Inc. (a)	2,734	22,282
		4,927,314

TOTAL ENERGY		5,539,336

FINANCIALS - 10.5%
Banks - 3.8%
1st Source Corp.	115	4,635
Allegiance Bancshares, Inc.	108	3,686
Amalgamated Bank	188	2,583
Amerant Bancorp, Inc. Class A (a)	136	2,067
Ameris Bancorp	476	18,121
Associated Banc-Corp.	979	16,692
Atlantic Capital Bancshares, Inc. (a)	138	2,197
Atlantic Union Bankshares Corp.	545	17,952
Banc of California, Inc.	253	3,722
BancFirst Corp.	137	8,042
Bancorp, Inc., Delaware (a)	339	4,627
BancorpSouth Bank	657	18,028
Bank of America Corp.	51,777	1,569,361
Bank of Hawaii Corp.	267	20,458
Bank OZK	801	25,047
BankUnited, Inc.	633	22,016
Banner Corp.	247	11,508
Berkshire Hills Bancorp, Inc.	337	5,769
BOK Financial Corp.	199	13,628
Boston Private Financial Holdings, Inc.	506	4,276
Bridge Bancorp, Inc.	102	2,466
Brookline Bancorp, Inc., Delaware	583	7,019
Bryn Mawr Bank Corp.	112	3,427
Byline Bancorp, Inc.	129	1,993
Cadence Bancorp Class A	828	13,596
Camden National Corp.	85	3,041
Carter Bankshares, Inc.	123	1,319
Cathay General Bancorp	541	17,415
Central Pacific Financial Corp.	160	3,042
CIT Group, Inc.	655	23,515
Citigroup, Inc.	14,164	873,352
Citizens Financial Group, Inc.	2,924	104,562
City Holding Co.	111	7,720
Columbia Banking Systems, Inc.	492	17,663
Comerica, Inc.	931	52,006
Commerce Bancshares, Inc.	716	47,041
Community Bank System, Inc.	365	22,743
Community Trust Bancorp, Inc.	92	3,409
ConnectOne Bancorp, Inc.	287	5,680
Cullen/Frost Bankers, Inc.	389	33,932
Customers Bancorp, Inc. (a)	177	3,218
CVB Financial Corp.	887	17,297
Eagle Bancorp, Inc.	231	9,540
East West Bancorp, Inc.	958	48,580
Enterprise Financial Services Corp.	247	8,633
Equity Bancshares, Inc. (a)	91	1,965
FB Financial Corp.	222	7,710
Fifth Third Bancorp	4,869	134,238
First Bancorp, North Carolina	197	6,665
First Bancorp, Puerto Rico	1,404	12,945
First Bancshares, Inc.	150	4,632
First Busey Corp.	373	8,038
First Citizens Bancshares, Inc.	48	27,565
First Commonwealth Financial Corp.	714	7,811
First Financial Bancorp, Ohio	700	12,271
First Financial Bankshares, Inc. (b)	947	34,258
First Financial Corp., Indiana	109	4,235
First Foundation, Inc.	243	4,860
First Hawaiian, Inc.	875	20,633
First Horizon National Corp.	3,709	47,327
First Interstate Bancsystem, Inc.	232	9,459
First Merchants Corp.	365	13,655
First Midwest Bancorp, Inc., Delaware	726	11,558
First Republic Bank	1,186	174,259
Flushing Financial Corp.	149	2,479
FNB Corp., Pennsylvania	2,242	21,299
Fulton Financial Corp.	1,151	14,641
German American Bancorp, Inc.	211	6,982
Glacier Bancorp, Inc.	646	29,722
Great Southern Bancorp, Inc.	94	4,597
Great Western Bancorp, Inc.	406	8,485
Hancock Whitney Corp.	590	20,072
Hanmi Financial Corp.	177	2,007
HarborOne Bancorp, Inc.	308	3,345
Heartland Financial U.S.A., Inc.	217	8,760
Heritage Commerce Corp.	330	2,927
Heritage Financial Corp., Washington	274	6,409
Hilltop Holdings, Inc.	460	12,655
Home Bancshares, Inc.	1,032	20,103
Hope Bancorp, Inc.	898	9,797
Horizon Bancorp, Inc. Indiana	203	3,220
Huntington Bancshares, Inc.	6,960	87,905
Independent Bank Corp.	127	2,346
Independent Bank Corp., Massachusetts	235	17,164
Independent Bank Group, Inc.	251	15,693
International Bancshares Corp.	356	13,329
Investors Bancorp, Inc.	1,585	16,738
JPMorgan Chase & Co.	20,729	2,634,034
KeyCorp	6,596	108,240
Lakeland Bancorp, Inc.	322	4,089
Lakeland Financial Corp.	166	8,894
Live Oak Bancshares, Inc.	201	9,539
M&T Bank Corp.	866	110,242
Mercantile Bank Corp.	92	2,500
Midland States Bancorp, Inc.	115	2,055
MidWestOne Financial Group, Inc.	109	2,671
National Bank Holdings Corp.	226	7,404
NBT Bancorp, Inc.	272	8,731
Nicolet Bankshares, Inc. (a)	89	5,905
OceanFirst Financial Corp.	398	7,415
OFG Bancorp	420	7,787
Old National Bancorp, Indiana	1,148	19,011
Origin Bancorp, Inc.	157	4,360
Pacific Premier Bancorp, Inc.	635	19,895
PacWest Bancorp	800	20,320
Park National Corp.	91	9,556
Peapack-Gladstone Financial Corp.	94	2,139
Peoples Bancorp, Inc.	101	2,736
Peoples United Financial, Inc.	2,919	37,743
Pinnacle Financial Partners, Inc.	526	33,874
PNC Financial Services Group, Inc.	2,885	429,865
Popular, Inc.	587	33,060
Preferred Bank, Los Angeles	76	3,836
Prosperity Bancshares, Inc.	631	43,766
QCR Holdings, Inc.	82	3,246
Regions Financial Corp.	6,565	105,828
Renasant Corp.	365	12,293
S&T Bancorp, Inc.	294	7,303
Sandy Spring Bancorp, Inc.	294	9,464
Seacoast Banking Corp., Florida (a)	404	11,898
ServisFirst Bancshares, Inc.	329	13,255
Signature Bank	362	48,975
Simmons First National Corp. Class A	765	16,516
South State Corp.	484	34,993
Southside Bancshares, Inc.	244	7,571
Sterling Bancorp	1,324	23,806
Stock Yards Bancorp, Inc.	141	5,708
SVB Financial Group (a)	354	137,292
Synovus Financial Corp.	980	31,723
TCF Financial Corp.	1,053	38,982
Texas Capital Bancshares, Inc. (a)	344	20,468
Tompkins Financial Corp.	98	6,919
TowneBank	421	9,885
Trico Bancshares	198	6,985
TriState Capital Holdings, Inc. (a)	164	2,854
Triumph Bancorp, Inc. (a)	165	8,011
Truist Financial Corp.	9,177	439,854
Trustmark Corp.	407	11,115
U.S. Bancorp	9,333	434,824
UMB Financial Corp.	293	20,214
Umpqua Holdings Corp.	1,497	22,665
United Bankshares, Inc., West Virginia	863	27,961
United Community Bank, Inc.	601	17,092
Univest Corp. of Pennsylvania	161	3,313
Valley National Bancorp	2,762	26,930
Veritex Holdings, Inc.	323	8,288
Washington Trust Bancorp, Inc.	113	5,062
Webster Financial Corp.	598	25,206
Wells Fargo & Co.	28,130	848,963
WesBanco, Inc.	483	14,471
Westamerica Bancorp.	170	9,399
Western Alliance Bancorp.	688	41,246
Wintrust Financial Corp.	397	24,253
Zions Bancorp NA	1,112	48,305
		10,154,186
Capital Markets - 2.6%
Affiliated Managers Group, Inc.	309	31,425
Ameriprise Financial, Inc.	804	156,241
Artisan Partners Asset Management, Inc.	389	19,582
Assetmark Financial Holdings, Inc. (a)	113	2,735
B. Riley Financial, Inc.	116	5,130
Bank of New York Mellon Corp.	5,551	235,584
BGC Partners, Inc. Class A	2,345	9,380
BlackRock, Inc. Class A	964	695,565
Blucora, Inc. (a)	286	4,550
BrightSphere Investment Group, Inc.	380	7,326
Cboe Global Markets, Inc.	728	67,791
Charles Schwab Corp.	10,145	538,091
CME Group, Inc.	2,441	444,384
Cohen & Steers, Inc.	165	12,260
Cowen Group, Inc. Class A	186	4,834
Diamond Hill Investment Group, Inc.	19	2,836
Donnelley Financial Solutions, Inc. (a)	219	3,716
Eaton Vance Corp. (non-vtg.)	785	53,325
Evercore, Inc. Class A	282	30,918
FactSet Research Systems, Inc.	257	85,453
Federated Hermes, Inc. Class B (non-vtg.)	647	18,692
Focus Financial Partners, Inc. Class A (a)	225	9,788
Franklin Resources, Inc.	1,860	46,481
Goldman Sachs Group, Inc.	2,340	617,081
Greenhill & Co., Inc.	78	947
Hamilton Lane, Inc. Class A	215	16,781
Houlihan Lokey	341	22,925
Interactive Brokers Group, Inc.	541	32,958
Intercontinental Exchange, Inc.	3,816	439,947
Invesco Ltd.	2,594	45,213
Janus Henderson Group PLC	992	32,250
Lazard Ltd. Class A	769	32,529
LPL Financial	532	55,445
MarketAxess Holdings, Inc.	259	147,775
Moelis & Co. Class A	377	17,629
Moody's Corp.	1,097	318,393
Morgan Stanley	9,720	666,112
Morningstar, Inc.	148	34,272
MSCI, Inc.	564	251,843
NASDAQ, Inc.	776	103,006
Northern Trust Corp.	1,420	132,259
Oppenheimer Holdings, Inc. Class A (non-vtg.)	76	2,389
Piper Jaffray Companies	90	9,081
PJT Partners, Inc.	168	12,642
Raymond James Financial, Inc.	834	79,789
S&P Global, Inc.	1,635	537,474
Sculptor Capital Management, Inc. Class A	95	1,444
SEI Investments Co.	812	46,666
State Street Corp.	2,404	174,963
Stifel Financial Corp.	710	35,827
StoneX Group, Inc. (a)	116	6,716
T. Rowe Price Group, Inc.	1,542	233,443
The Blackstone Group LP	4,582	296,959
Tradeweb Markets, Inc. Class A	631	39,406
Victory Capital Holdings, Inc.	91	2,258
Virtu Financial, Inc. Class A	560	14,095
Virtus Investment Partners, Inc.	47	10,199
Waddell & Reed Financial, Inc. Class A	403	10,264
WisdomTree Investments, Inc.	711	3,804
		6,970,871
Consumer Finance - 0.6%
Ally Financial, Inc.	2,528	90,148
American Express Co.	4,433	535,994
Capital One Financial Corp.	3,113	307,720
Credit Acceptance Corp. (a)	83	28,730
CURO Group Holdings Corp.	91	1,304
Discover Financial Services	2,086	188,846
Encore Capital Group, Inc. (a)(b)	234	9,114
Enova International, Inc. (a)	248	6,143
EZCORP, Inc. (non-vtg.) Class A (a)	418	2,002
First Cash Financial Services, Inc.	283	19,821
Green Dot Corp. Class A (a)	376	20,981
LendingClub Corp. (a)	535	5,650
LendingTree, Inc. (a)	76	20,808
Navient Corp.	1,195	11,735
Nelnet, Inc. Class A	135	9,617
OneMain Holdings, Inc.	502	24,176
PRA Group, Inc. (a)	312	12,374
PROG Holdings, Inc.	468	25,211
Regional Management Corp.	62	1,851
Santander Consumer U.S.A. Holdings, Inc.	510	11,230
SLM Corp.	2,582	31,991
Synchrony Financial	3,702	128,496
World Acceptance Corp. (a)	29	2,964
		1,496,906
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (a)	13,228	3,067,176
Cannae Holdings, Inc. (a)	600	26,562
Equitable Holdings, Inc.	2,692	68,888
Jefferies Financial Group, Inc.	1,407	34,612
Voya Financial, Inc.	868	51,047
		3,248,285
Insurance - 2.0%
AFLAC, Inc.	4,451	197,936
Alleghany Corp.	99	59,765
Allstate Corp.	2,068	227,335
AMBAC Financial Group, Inc. (a)	273	4,199
American Equity Investment Life Holding Co.	626	17,315
American Financial Group, Inc.	481	42,145
American International Group, Inc.	5,867	222,125
American National Group, Inc.	72	6,921
Amerisafe, Inc.	118	6,777
Aon PLC	1,555	328,525
Arch Capital Group Ltd. (a)	2,749	99,156
Argo Group International Holdings, Ltd.	221	9,658
Arthur J. Gallagher & Co.	1,306	161,565
Assurant, Inc.	399	54,352
Assured Guaranty Ltd.	565	17,792
Athene Holding Ltd. (a)	864	37,273
Axis Capital Holdings Ltd.	535	26,959
Brighthouse Financial, Inc. (a)	616	22,302
Brown & Brown, Inc.	1,603	75,998
Chubb Ltd.	3,070	472,534
Cincinnati Financial Corp.	1,022	89,292
CNO Financial Group, Inc.	993	22,074
eHealth, Inc. (a)	177	12,498
Employers Holdings, Inc.	183	5,891
Enstar Group Ltd. (a)	91	18,645
Erie Indemnity Co. Class A	173	42,489
Everest Re Group Ltd.	269	62,970
First American Financial Corp.	760	39,239
FNF Group	2,006	78,415
Genworth Financial, Inc. Class A (a)	3,473	13,128
Globe Life, Inc.	654	62,104
Goosehead Insurance	112	13,973
Greenlight Capital Re, Ltd. (a)	134	980
Hallmark Financial Services, Inc. (a)	69	246
Hanover Insurance Group, Inc.	249	29,113
Hartford Financial Services Group, Inc.	2,450	120,001
HCI Group, Inc.	39	2,040
Heritage Insurance Holdings, Inc.	117	1,185
Horace Mann Educators Corp.	266	11,183
James River Group Holdings Ltd.	210	10,322
Kemper Corp.	419	32,192
Kinsale Capital Group, Inc.	144	28,819
Lincoln National Corp.	1,224	61,579
Loews Corp.	1,601	72,077
Markel Corp. (a)	93	96,097
Marsh & McLennan Companies, Inc.	3,446	403,182
MBIA, Inc. (a)	265	1,744
Mercury General Corp.	191	9,972
MetLife, Inc.	5,213	244,750
National General Holdings Corp.	448	15,313
National Western Life Group, Inc.	12	2,477
Old Republic International Corp.	1,943	38,297
Palomar Holdings, Inc. (a)	154	13,681
Primerica, Inc.	269	36,027
Principal Financial Group, Inc.	1,728	85,726
ProAssurance Corp.	406	7,223
Progressive Corp.	3,983	393,839
ProSight Global, Inc. (a)	72	924
Prudential Financial, Inc.	2,701	210,867
Reinsurance Group of America, Inc.	468	54,241
RenaissanceRe Holdings Ltd.	343	56,876
RLI Corp.	277	28,850
Safety Insurance Group, Inc.	87	6,777
Selective Insurance Group, Inc.	401	26,859
State Auto Financial Corp.	95	1,685
Stewart Information Services Corp.	195	9,430
The Travelers Companies, Inc.	1,724	241,998
Third Point Reinsurance Ltd. (a)	531	5,055
Trupanion, Inc. (a)	218	26,097
United Fire Group, Inc.	129	3,238
United Insurance Holdings Corp.	105	601
Universal Insurance Holdings, Inc.	160	2,418
Unum Group	1,362	31,244
W.R. Berkley Corp.	961	63,830
White Mountains Insurance Group Ltd.	21	21,014
Willis Towers Watson PLC	878	184,977
		5,246,396
Mortgage Real Estate Investment Trusts - 0.2%
AG Mortgage Investment Trust, Inc.	190	561
AGNC Investment Corp.	3,683	57,455
Annaly Capital Management, Inc.	9,599	81,112
Anworth Mortgage Asset Corp.	1,010	2,737
Apollo Commercial Real Estate Finance, Inc.	949	10,600
Ares Commercial Real Estate Corp.	189	2,251
Arlington Asset Investment Corp.	136	514
Armour Residential REIT, Inc.	443	4,780
Blackstone Mortgage Trust, Inc.	1,016	27,970
Capstead Mortgage Corp.	540	3,137
Cherry Hill Mortgage Investment Corp.	66	603
Chimera Investment Corp.	1,583	16,226
Colony NorthStar Credit Real Estate, Inc.	497	3,728
Dynex Capital, Inc.	134	2,385
Exantas Capital Corp.	140	559
Granite Point Mortgage Trust, Inc.	467	4,665
Great Ajax Corp.	246	2,573
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	516	32,730
Invesco Mortgage Capital, Inc.	1,004	3,394
KKR Real Estate Finance Trust, Inc. (b)	189	3,387
Ladder Capital Corp. Class A	935	9,144
MFA Financial, Inc.	2,938	11,429
New Residential Investment Corp.	2,902	28,846
New York Mortgage Trust, Inc.	2,426	8,952
Orchid Island Capital, Inc.	390	2,036
PennyMac Mortgage Investment Trust	713	12,542
Ready Capital Corp.	294	3,660
Redwood Trust, Inc.	764	6,708
Starwood Property Trust, Inc.	1,918	37,017
TPG RE Finance Trust, Inc.	494	5,246
Two Harbors Investment Corp.	1,733	11,039
Western Asset Mortgage Capital Corp. (b)	302	985
		398,971
Thrifts & Mortgage Finance - 0.1%
Axos Financial, Inc. (a)	361	13,548
Capitol Federal Financial, Inc.	904	11,300
Columbia Financial, Inc. (a)	269	4,186
Dime Community Bancshares, Inc.	186	2,933
Essent Group Ltd.	763	32,962
Farmer Mac Class C (non-vtg.)	60	4,455
Flagstar Bancorp, Inc.	327	13,329
HomeStreet, Inc.	146	4,928
Kearny Financial Corp.	659	6,959
Meridian Bancorp, Inc. Maryland	296	4,413
Meta Financial Group, Inc.	245	8,957
MGIC Investment Corp.	2,275	28,551
Mr. Cooper Group, Inc. (a)	509	15,794
New York Community Bancorp, Inc.	3,076	32,452
NMI Holdings, Inc. (a)	585	13,250
Northfield Bancorp, Inc.	415	5,117
Northwest Bancshares, Inc.	792	10,090
Pennymac Financial Services, Inc.	274	17,980
Premier Financial Corp.	290	6,670
Provident Financial Services, Inc.	552	9,914
Radian Group, Inc.	1,288	26,082
Rocket Cos., Inc. (a)(b)	780	15,772
TFS Financial Corp.	280	4,936
Trustco Bank Corp., New York	563	3,755
Walker & Dunlop, Inc.	200	18,404
Washington Federal, Inc.	482	12,407
Waterstone Financial, Inc.	137	2,578
WSFS Financial Corp.	329	14,766
		346,488

TOTAL FINANCIALS		27,862,103

HEALTH CARE - 13.5%
Biotechnology - 2.6%
89Bio, Inc. (a)	43	1,048
AbbVie, Inc.	12,005	1,286,336
Abeona Therapeutics, Inc. (a)	425	667
ACADIA Pharmaceuticals, Inc. (a)	782	41,806
Acceleron Pharma, Inc. (a)	365	46,698
Acorda Therapeutics, Inc. (a)(b)	167	115
Adamas Pharmaceuticals, Inc. (a)	42	182
ADMA Biologics, Inc. (a)(b)	379	739
Adverum Biotechnologies, Inc. (a)	571	6,190
Agenus, Inc. (a)(b)	929	2,954
Agios Pharmaceuticals, Inc. (a)	402	17,419
Akebia Therapeutics, Inc. (a)(b)	929	2,601
Akero Therapeutics, Inc. (a)	110	2,838
Albireo Pharma, Inc. (a)	105	3,939
Aldeyra Therapeutics, Inc. (a)(b)	266	1,825
Alector, Inc. (a)	324	4,902
Alexion Pharmaceuticals, Inc. (a)	1,489	232,641
Alkermes PLC (a)	1,058	21,107
Allakos, Inc. (a)(b)	211	29,540
Allogene Therapeutics, Inc. (a)(b)	430	10,853
Alnylam Pharmaceuticals, Inc. (a)	785	102,026
Amgen, Inc.	3,959	910,253
Amicus Therapeutics, Inc. (a)	1,799	41,539
AnaptysBio, Inc. (a)	181	3,892
Anavex Life Sciences Corp. (a)	522	2,819
Anika Therapeutics, Inc. (a)	114	5,160
Apellis Pharmaceuticals, Inc. (a)	382	21,850
Arcus Biosciences, Inc. (a)(b)	278	7,217
Arcutis Biotherapeutics, Inc. (a)	160	4,501
Ardelyx, Inc. (a)	610	3,947
Arena Pharmaceuticals, Inc. (a)	398	30,578
Arrowhead Pharmaceuticals, Inc. (a)	707	54,248
Assembly Biosciences, Inc. (a)	212	1,283
Atara Biotherapeutics, Inc. (a)	520	10,208
Athenex, Inc. (a)	526	5,818
Avid Bioservices, Inc. (a)	314	3,624
AVROBIO, Inc. (a)	204	2,844
Beam Therapeutics, Inc. (b)	183	14,940
BioCryst Pharmaceuticals, Inc. (a)(b)	1,280	9,536
Biogen, Inc. (a)	1,047	256,368
Biohaven Pharmaceutical Holding Co. Ltd. (a)	348	29,827
BioMarin Pharmaceutical, Inc. (a)	1,231	107,946
Black Diamond Therapeutics, Inc. (a)	89	2,852
bluebird bio, Inc. (a)	465	20,121
Blueprint Medicines Corp. (a)	382	42,841
Bridgebio Pharma, Inc. (a)(b)	533	37,902
Calithera Biosciences, Inc. (a)	574	2,818
CareDx, Inc. (a)	332	24,053
Catalyst Biosciences, Inc. (a)	98	618
Catalyst Pharmaceutical Partners, Inc. (a)	620	2,071
Cel-Sci Corp. (a)(b)	261	3,043
ChemoCentryx, Inc. (a)	336	20,805
Clovis Oncology, Inc. (a)(b)	581	2,789
Coherus BioSciences, Inc. (a)	458	7,960
Concert Pharmaceuticals, Inc. (a)	140	1,770
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	351	439
Cortexyme, Inc. (a)	81	2,250
Cue Biopharma, Inc. (a)	170	2,127
Cytokinetics, Inc. (a)	480	9,974
CytomX Therapeutics, Inc. (a)	442	2,895
Deciphera Pharmaceuticals, Inc. (a)	265	15,124
Denali Therapeutics, Inc. (a)	555	46,487
Dicerna Pharmaceuticals, Inc. (a)	420	9,253
Dynavax Technologies Corp. (a)(b)	566	2,519
Eagle Pharmaceuticals, Inc. (a)	115	5,356
Editas Medicine, Inc. (a)(b)	429	30,077
Eiger Biopharmaceuticals, Inc. (a)	159	1,954
Emergent BioSolutions, Inc. (a)	307	27,507
Enanta Pharmaceuticals, Inc. (a)	116	4,884
Epizyme, Inc. (a)	696	7,559
Esperion Therapeutics, Inc. (a)(b)	172	4,472
Exact Sciences Corp. (a)	1,083	143,487
Exelixis, Inc. (a)	2,115	42,448
Fate Therapeutics, Inc. (a)	496	45,101
FibroGen, Inc. (a)	588	21,809
Five Prime Therapeutics, Inc. (a)	306	5,205
Flexion Therapeutics, Inc. (a)(b)	288	3,324
G1 Therapeutics, Inc. (a)	170	3,058
Geron Corp. (a)(b)	1,927	3,064
Gilead Sciences, Inc.	8,524	496,608
Global Blood Therapeutics, Inc. (a)(b)	432	18,710
GlycoMimetics, Inc. (a)	147	553
Gossamer Bio, Inc. (a)(b)	292	2,824
Gritstone Oncology, Inc. (a)(b)	105	414
Halozyme Therapeutics, Inc. (a)	849	36,261
Heron Therapeutics, Inc. (a)	596	12,614
Homology Medicines, Inc. (a)	231	2,608
ImmunoGen, Inc. (a)	1,355	8,740
Incyte Corp. (a)	1,257	109,334
Inovio Pharmaceuticals, Inc. (a)(b)	1,150	10,178
Insmed, Inc. (a)	706	23,503
Intellia Therapeutics, Inc. (a)(b)	393	21,379
Intercept Pharmaceuticals, Inc. (a)(b)	165	4,076
Invitae Corp. (a)(b)	1,087	45,447
Ionis Pharmaceuticals, Inc. (a)	936	52,921
Iovance Biotherapeutics, Inc. (a)	924	42,874
Ironwood Pharmaceuticals, Inc. Class A (a)	1,121	12,768
Jounce Therapeutics, Inc. (a)	106	742
Kadmon Holdings, Inc. (a)	1,259	5,225
Kalvista Pharmaceuticals, Inc. (a)	69	1,310
Karuna Therapeutics, Inc. (a)	115	11,683
Karyopharm Therapeutics, Inc. (a)(b)	481	7,446
Keros Therapeutics, Inc.	40	2,822
Kiniksa Pharmaceuticals Ltd. (a)	150	2,651
Kodiak Sciences, Inc. (a)	217	31,879
Krystal Biotech, Inc. (a)	97	5,820
Kura Oncology, Inc. (a)	383	12,509
La Jolla Pharmaceutical Co. (a)(b)	126	489
Ligand Pharmaceuticals, Inc. Class B (a)(b)	115	11,437
Macrogenics, Inc. (a)	431	9,853
Madrigal Pharmaceuticals, Inc. (a)	66	7,337
MannKind Corp. (a)	1,426	4,463
Minerva Neurosciences, Inc. (a)(b)	186	435
Mirati Therapeutics, Inc. (a)	306	67,210
Moderna, Inc. (a)	2,046	213,746
Molecular Templates, Inc. (a)	223	2,094
Myriad Genetics, Inc. (a)	528	10,441
Natera, Inc. (a)	531	52,845
Neurocrine Biosciences, Inc. (a)	639	61,248
NextCure, Inc. (a)	55	600
Novavax, Inc. (a)(b)	395	44,046
Opko Health, Inc. (a)(b)	3,122	12,332
ORIC Pharmaceuticals, Inc. (a)	104	3,520
Passage Bio, Inc.	111	2,838
PDL BioPharma, Inc. (a)(b)	644	1,591
Pieris Pharmaceuticals, Inc. (a)	267	668
Precigen, Inc. (a)(b)	490	4,998
Protagonist Therapeutics, Inc. (a)	213	4,294
Prothena Corp. PLC (a)	176	2,114
PTC Therapeutics, Inc. (a)	470	28,684
Puma Biotechnology, Inc. (a)	204	2,093
Radius Health, Inc. (a)	304	5,429
Recro Pharma, Inc. (a)	85	242
Regeneron Pharmaceuticals, Inc. (a)	713	344,457
REGENXBIO, Inc. (a)	216	9,798
Repligen Corp. (a)	340	65,154
Revolution Medicines, Inc.	287	11,362
Rhythm Pharmaceuticals, Inc. (a)	235	6,987
Rigel Pharmaceuticals, Inc. (a)	1,110	3,885
Rocket Pharmaceuticals, Inc. (a)(b)	254	13,929
Rubius Therapeutics, Inc. (a)(b)	189	1,435
Sage Therapeutics, Inc. (a)	361	31,230
Sangamo Therapeutics, Inc. (a)	844	13,171
Sarepta Therapeutics, Inc. (a)	538	91,724
Seagen, Inc. (a)	860	150,620
Sesen Bio, Inc. (a)	935	1,262
Sorrento Therapeutics, Inc. (a)(b)	1,442	9,842
Spectrum Pharmaceuticals, Inc. (a)	904	3,083
Stoke Therapeutics, Inc. (a)	146	9,042
Syndax Pharmaceuticals, Inc. (a)	188	4,181
Syros Pharmaceuticals, Inc. (a)	187	2,029
TCR2 Therapeutics, Inc. (a)	146	4,516
TG Therapeutics, Inc. (a)	729	37,923
Translate Bio, Inc. (a)	497	9,160
Travere Therapeutics, Inc. (a)	291	7,931
Turning Point Therapeutics, Inc. (a)	291	35,458
Twist Bioscience Corp. (a)	285	40,268
Ultragenyx Pharmaceutical, Inc. (a)	421	58,279
United Therapeutics Corp. (a)	298	45,233
UNITY Biotechnology, Inc. (a)(b)	157	823
Vanda Pharmaceuticals, Inc. (a)	387	5,085
Veracyte, Inc. (a)	385	18,842
Verastem, Inc. (a)	977	2,081
Vericel Corp. (a)	292	9,017
Vertex Pharmaceuticals, Inc. (a)	1,770	418,322
Viking Therapeutics, Inc. (a)(b)	360	2,027
Voyager Therapeutics, Inc. (a)	176	1,258
Xbiotech, Inc. (a)	84	1,315
Xencor, Inc. (a)	389	16,972
XOMA Corp. (a)	60	2,648
Y-mAbs Therapeutics, Inc. (a)	184	9,110
Zentalis Pharmaceuticals, Inc.	90	4,675
ZIOPHARM Oncology, Inc. (a)(b)	1,387	3,495
		7,001,415
Health Care Equipment & Supplies - 3.5%
Abbott Laboratories	12,048	1,319,136
Abiomed, Inc. (a)	305	98,881
Accelerate Diagnostics, Inc. (a)(b)	219	1,660
Accuray, Inc. (a)	588	2,452
Align Technology, Inc. (a)	488	260,777
Alphatec Holdings, Inc. (a)	388	5,634
Angiodynamics, Inc. (a)	249	3,817
Antares Pharma, Inc. (a)	985	3,930
Atricure, Inc. (a)	301	16,757
Atrion Corp.	10	6,422
Avanos Medical, Inc. (a)	336	15,416
AxoGen, Inc. (a)	226	4,045
Axonics Modulation Technologies, Inc. (a)	214	10,683
Baxter International, Inc.	3,475	278,834
Becton, Dickinson & Co.	1,972	493,434
BioLife Solutions, Inc. (a)	187	7,459
Boston Scientific Corp. (a)	9,742	350,225
Cantel Medical Corp.	256	20,188
Cardiovascular Systems, Inc. (a)	287	12,559
Cerus Corp. (a)	1,229	8,505
CONMED Corp.	200	22,400
Cryolife, Inc. (a)	257	6,068
CryoPort, Inc. (a)(b)	279	12,243
Cutera, Inc. (a)	128	3,086
Danaher Corp.	4,296	954,313
Dentsply Sirona, Inc.	1,479	77,440
DexCom, Inc. (a)	653	241,427
Edwards Lifesciences Corp. (a)	4,240	386,815
Genmark Diagnostics, Inc. (a)	448	6,541
Glaukos Corp. (a)	299	22,503
Globus Medical, Inc. (a)	517	33,719
Haemonetics Corp. (a)	341	40,494
Heska Corp. (a)	64	9,322
Hill-Rom Holdings, Inc.	451	44,184
Hologic, Inc. (a)	1,749	127,380
ICU Medical, Inc. (a)	135	28,956
IDEXX Laboratories, Inc. (a)	580	289,925
Inogen, Inc. (a)	114	5,094
Insulet Corp. (a)	451	115,289
Integer Holdings Corp. (a)	225	18,268
Integra LifeSciences Holdings Corp. (a)	489	31,746
IntriCon Corp. (a)	38	688
Intuitive Surgical, Inc. (a)	799	653,662
Invacare Corp.	172	1,539
IRadimed Corp. (a)	38	866
iRhythm Technologies, Inc. (a)	200	47,442
Lantheus Holdings, Inc. (a)	487	6,570
LeMaitre Vascular, Inc.	108	4,374
LENSAR, Inc. (a)	48	348
LivaNova PLC (a)	327	21,651
Masimo Corp. (a)	347	93,128
Medtronic PLC	9,151	1,071,948
Meridian Bioscience, Inc. (a)	296	5,532
Merit Medical Systems, Inc. (a)	327	18,152
Mesa Laboratories, Inc.	30	8,599
Natus Medical, Inc. (a)	234	4,689
Neogen Corp. (a)	369	29,262
Nevro Corp. (a)	232	40,159
NuVasive, Inc. (a)	349	19,659
OraSure Technologies, Inc. (a)	481	5,091
Orthofix International NV (a)	144	6,189
OrthoPediatrics Corp. (a)	85	3,506
Penumbra, Inc. (a)	233	40,775
Quidel Corp. (a)	258	46,350
ResMed, Inc.	985	209,372
Seaspine Holdings Corp. (a)	124	2,164
Senseonics Holdings, Inc. (a)(b)	1,109	967
Shockwave Medical, Inc. (a)	210	21,781
SI-BONE, Inc. (a)	199	5,950
Sientra, Inc. (a)	292	1,136
Silk Road Medical, Inc. (a)	228	14,359
Staar Surgical Co. (a)	321	25,430
STERIS PLC	583	110,502
Stryker Corp.	2,222	544,479
SurModics, Inc. (a)	94	4,091
Tactile Systems Technology, Inc. (a)(b)	151	6,786
Tandem Diabetes Care, Inc. (a)	432	41,334
Teleflex, Inc.	318	130,879
The Cooper Companies, Inc.	335	121,712
TransMedics Group, Inc. (a)	152	3,025
Vapotherm, Inc. (a)(b)	135	3,626
Varex Imaging Corp. (a)	233	3,886
Varian Medical Systems, Inc. (a)	618	108,156
ViewRay, Inc. (a)	593	2,265
West Pharmaceutical Services, Inc.	504	142,788
Zimmer Biomet Holdings, Inc.	1,409	217,113
Zynex, Inc. (a)	95	1,279
		9,251,286
Health Care Providers & Services - 2.5%
1Life Healthcare, Inc. (a)	526	22,960
Acadia Healthcare Co., Inc. (a)	590	29,653
Addus HomeCare Corp. (a)	107	12,529
Amedisys, Inc. (a)	224	65,706
American Renal Associates Holdings, Inc. (a)	161	1,843
AmerisourceBergen Corp.	993	97,076
AMN Healthcare Services, Inc. (a)	311	21,226
Anthem, Inc.	1,692	543,284
Apollo Medical Holdings, Inc. (a)	82	1,498
BioTelemetry, Inc. (a)	235	16,939
Brookdale Senior Living, Inc. (a)	1,408	6,237
Cardinal Health, Inc.	2,002	107,227
Castle Biosciences, Inc. (a)	84	5,641
Centene Corp. (a)	3,947	236,938
Chemed Corp.	110	58,587
Cigna Corp.	2,457	511,498
Community Health Systems, Inc. (a)	864	6,420
Corvel Corp. (a)	68	7,208
Covetrus, Inc. (a)	694	19,946
Cross Country Healthcare, Inc. (a)	203	1,801
CVS Health Corp.	8,900	607,870
DaVita HealthCare Partners, Inc. (a)	496	58,230
Encompass Health Corp.	669	55,320
Guardant Health, Inc. (a)	575	74,106
Hanger, Inc. (a)	286	6,289
HCA Holdings, Inc.	1,796	295,370
HealthEquity, Inc. (a)	515	35,901
Henry Schein, Inc. (a)	976	65,255
Humana, Inc.	900	369,243
Laboratory Corp. of America Holdings (a)	664	135,157
LHC Group, Inc. (a)	212	45,224
Magellan Health Services, Inc. (a)	161	13,337
McKesson Corp.	1,091	189,747
MEDNAX, Inc. (a)	603	14,798
Molina Healthcare, Inc. (a)	400	85,072
National Healthcare Corp.	80	5,313
National Research Corp. Class A	87	3,719
Option Care Health, Inc. (a)	341	5,333
Owens & Minor, Inc.	519	14,039
Patterson Companies, Inc.	578	17,126
Pennant Group, Inc. (a)	162	9,406
PetIQ, Inc. Class A (a)(b)	140	5,383
Premier, Inc.	469	16,462
Providence Service Corp. (a)	84	11,645
Quest Diagnostics, Inc.	921	109,756
R1 RCM, Inc. (a)	782	18,784
RadNet, Inc. (a)	324	6,341
Select Medical Holdings Corp. (a)	708	19,583
Surgery Partners, Inc. (a)	134	3,887
Tenet Healthcare Corp. (a)	733	29,269
The Ensign Group, Inc.	356	25,960
The Joint Corp. (a)	117	3,072
Tivity Health, Inc. (a)	292	5,720
Triple-S Management Corp. (a)	165	3,523
U.S. Physical Therapy, Inc.	83	9,981
UnitedHealth Group, Inc.	6,451	2,262,237
Universal Health Services, Inc. Class B	532	73,150
		6,484,825
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (a)	1,110	16,028
Cerner Corp.	2,092	164,180
Change Healthcare, Inc. (a)	1,499	27,956
Computer Programs & Systems, Inc.	117	3,140
Evolent Health, Inc. (a)	506	8,111
Health Catalyst, Inc. (a)	230	10,012
HealthStream, Inc. (a)	162	3,538
HMS Holdings Corp. (a)	595	21,866
Inovalon Holdings, Inc. Class A (a)	547	9,939
Inspire Medical Systems, Inc. (a)	184	34,609
Nextgen Healthcare, Inc. (a)	345	6,293
Omnicell, Inc. (a)	292	35,046
OptimizeRx Corp. (a)	90	2,804
Phreesia, Inc. (a)	203	11,015
Schrodinger, Inc.	224	17,736
Simulations Plus, Inc.	93	6,689
Tabula Rasa HealthCare, Inc. (a)(b)	135	5,783
Teladoc Health, Inc. (a)(b)	839	167,766
Veeva Systems, Inc. Class A (a)	924	251,559
Vocera Communications, Inc. (a)	203	8,431
		812,501
Life Sciences Tools & Services - 1.2%
Adaptive Biotechnologies Corp. (a)	557	32,935
Agilent Technologies, Inc.	2,082	246,696
Avantor, Inc. (a)	3,482	98,018
Bio-Rad Laboratories, Inc. Class A (a)	148	86,275
Bio-Techne Corp.	261	82,881
Bruker Corp.	687	37,187
Charles River Laboratories International, Inc. (a)	337	84,203
Codexis, Inc. (a)	390	8,514
Fluidigm Corp. (a)(b)	464	2,784
Frontage Holdings Corp. (a)(d)	4,000	2,198
Illumina, Inc. (a)	993	367,410
IQVIA Holdings, Inc. (a)	1,305	233,817
Luminex Corp.	274	6,335
Medpace Holdings, Inc. (a)	192	26,726
Mettler-Toledo International, Inc. (a)	162	184,628
Nanostring Technologies, Inc. (a)	302	20,198
NeoGenomics, Inc. (a)	745	40,111
Pacific Biosciences of California, Inc. (a)	1,264	32,788
PerkinElmer, Inc.	765	109,778
PPD, Inc.	718	24,570
PRA Health Sciences, Inc. (a)	441	55,319
Quanterix Corp. (a)	172	7,998
Syneos Health, Inc. (a)	516	35,155
Thermo Fisher Scientific, Inc.	2,695	1,255,277
Waters Corp. (a)	422	104,411
		3,186,212
Pharmaceuticals - 3.4%
AcelRx Pharmaceuticals, Inc. (a)	380	471
Aerie Pharmaceuticals, Inc. (a)(b)	304	4,107
Amneal Pharmaceuticals, Inc. (a)	969	4,428
Amphastar Pharmaceuticals, Inc. (a)	298	5,993
ANI Pharmaceuticals, Inc. (a)	53	1,539
Arvinas Holding Co. LLC (a)	174	14,778
Assertio Holdings, Inc. (a)	321	115
Axsome Therapeutics, Inc. (a)	184	14,990
Biodelivery Sciences International, Inc. (a)	746	3,133
Bristol-Myers Squibb Co.	15,368	953,277
Cara Therapeutics, Inc. (a)	335	5,069
Catalent, Inc. (a)	1,124	116,975
Chiasma, Inc. (a)	407	1,770
Collegium Pharmaceutical, Inc. (a)	221	4,427
Corcept Therapeutics, Inc. (a)	711	18,600
CorMedix, Inc. (a)(b)	154	1,144
CymaBay Therapeutics, Inc. (a)	416	2,388
Durect Corp. (a)	1,081	2,238
Elanco Animal Health, Inc. (a)	3,235	99,217
Eli Lilly & Co.	5,400	911,736
Endo International PLC (a)	1,702	12,220
Evofem Biosciences, Inc. (a)	74	178
Evolus, Inc. (a)(b)	146	491
Horizon Therapeutics PLC (a)	1,509	110,383
Innoviva, Inc. (a)(b)	369	4,572
Intersect ENT, Inc. (a)	228	5,221
Intra-Cellular Therapies, Inc. (a)	455	14,469
Jazz Pharmaceuticals PLC (a)	383	63,214
Johnson & Johnson	17,902	2,817,417
Kala Pharmaceuticals, Inc. (a)(b)	210	1,424
Lannett Co., Inc. (a)(b)	145	945
Merck & Co., Inc.	17,202	1,407,124
Nektar Therapeutics (a)(b)	1,250	21,250
Ocular Therapeutix, Inc. (a)	508	10,516
Odonate Therapeutics, Inc. (a)	174	3,341
Omeros Corp. (a)(b)	394	5,628
OptiNose, Inc. (a)(b)	299	1,238
Pacira Biosciences, Inc. (a)	290	17,354
Paratek Pharmaceuticals, Inc. (a)	206	1,290
Perrigo Co. PLC	918	41,053
Pfizer, Inc.	37,804	1,391,565
Phibro Animal Health Corp. Class A	127	2,466
Prestige Brands Holdings, Inc. (a)	359	12,518
Provention Bio, Inc. (a)	308	5,218
Reata Pharmaceuticals, Inc. (a)	176	21,757
Revance Therapeutics, Inc. (a)	436	12,356
Royalty Pharma PLC	589	29,479
Supernus Pharmaceuticals, Inc. (a)	342	8,605
TherapeuticsMD, Inc. (a)(b)	1,824	2,207
Theravance Biopharma, Inc. (a)	324	5,757
Tricida, Inc. (a)	152	1,072
Viatris, Inc. (a)	8,229	154,211
WAVE Life Sciences (a)	157	1,236
Xeris Pharmaceuticals, Inc. (a)(b)	264	1,299
Zoetis, Inc. Class A	3,232	534,896
Zogenix, Inc. (a)	405	8,096
Zynerba Pharmaceuticals, Inc. (a)(b)	105	347
		8,898,808

TOTAL HEALTH CARE		35,635,047

INDUSTRIALS - 8.8%
Aerospace & Defense - 1.5%
AAR Corp.	236	8,548
Aerojet Rocketdyne Holdings, Inc.	495	26,161
AeroVironment, Inc. (a)	149	12,948
Astronics Corp. (a)	113	1,495
Axon Enterprise, Inc. (a)	438	53,668
BWX Technologies, Inc.	647	39,001
Cubic Corp.	204	12,656
Curtiss-Wright Corp.	276	32,113
Ducommun, Inc. (a)	77	4,135
General Dynamics Corp.	1,581	235,284
HEICO Corp.	297	39,323
HEICO Corp. Class A	484	56,657
Hexcel Corp.	582	28,221
Howmet Aerospace, Inc.	2,671	76,230
Huntington Ingalls Industries, Inc.	272	46,371
Kaman Corp.	179	10,226
Kratos Defense & Security Solutions, Inc. (a)	831	22,794
L3Harris Technologies, Inc.	1,428	269,921
Lockheed Martin Corp.	1,674	594,237
Maxar Technologies, Inc. (b)	429	16,555
Mercury Systems, Inc. (a)	373	32,846
Moog, Inc. Class A	205	16,257
National Presto Industries, Inc.	31	2,741
Northrop Grumman Corp.	1,054	321,175
Park Aerospace Corp.	127	1,703
Parsons Corp. (a)	141	5,134
Raytheon Technologies Corp.	10,330	738,698
Spirit AeroSystems Holdings, Inc. Class A	740	28,927
Teledyne Technologies, Inc. (a)	249	97,603
Textron, Inc.	1,566	75,685
The Boeing Co.	3,611	772,971
TransDigm Group, Inc.	370	228,975
Triumph Group, Inc.	401	5,037
Vectrus, Inc. (a)	84	4,176
		3,918,472
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	418	13,100
Atlas Air Worldwide Holdings, Inc. (a)	191	10,417
C.H. Robinson Worldwide, Inc.	931	87,393
Echo Global Logistics, Inc. (a)	171	4,586
Expeditors International of Washington, Inc.	1,153	109,662
FedEx Corp.	1,643	426,556
Forward Air Corp.	178	13,678
Hub Group, Inc. Class A (a)	237	13,509
United Parcel Service, Inc. Class B	4,863	818,929
XPO Logistics, Inc. (a)	620	73,904
		1,571,734
Airlines - 0.3%
Alaska Air Group, Inc.	830	43,160
Allegiant Travel Co.	89	16,842
American Airlines Group, Inc. (b)	4,128	65,099
Delta Air Lines, Inc.	4,355	175,115
Hawaiian Holdings, Inc.	337	5,965
JetBlue Airways Corp. (a)	2,100	30,534
Mesa Air Group, Inc. (a)	300	2,007
SkyWest, Inc.	345	13,907
Southwest Airlines Co.	4,027	187,698
Spirit Airlines, Inc. (a)	675	16,504
United Airlines Holdings, Inc. (a)	1,977	85,505
		642,336
Building Products - 0.6%
A.O. Smith Corp.	931	51,037
AAON, Inc.	279	18,590
Advanced Drain Systems, Inc.	340	28,417
Allegion PLC	627	72,970
American Woodmark Corp. (a)	121	11,356
Apogee Enterprises, Inc.	185	5,861
Armstrong World Industries, Inc.	333	24,772
Builders FirstSource, Inc. (a)	803	32,770
Carrier Global Corp.	5,535	208,780
Cornerstone Building Brands, Inc. (a)	253	2,348
CSW Industrials, Inc.	95	10,631
Fortune Brands Home & Security, Inc.	946	81,091
Gibraltar Industries, Inc. (a)	217	15,611
Griffon Corp.	332	6,766
Insteel Industries, Inc.	111	2,472
Jeld-Wen Holding, Inc. (a)	479	12,147
Johnson Controls International PLC	4,918	229,130
Lennox International, Inc.	237	64,931
Masco Corp.	1,766	97,006
Masonite International Corp. (a)	162	15,931
Owens Corning	739	55,987
PGT Innovations, Inc. (a)	380	7,729
Quanex Building Products Corp.	230	5,099
Resideo Technologies, Inc. (a)	986	20,962
Simpson Manufacturing Co. Ltd.	288	26,914
Trane Technologies PLC	1,631	236,756
Trex Co., Inc. (a)	795	66,557
UFP Industries, Inc.	425	23,609
		1,436,230
Commercial Services & Supplies - 0.5%
ABM Industries, Inc.	447	16,914
ACCO Brands Corp.	561	4,740
Brady Corp. Class A	348	18,381
BrightView Holdings, Inc. (a)	169	2,555
Casella Waste Systems, Inc. Class A (a)	328	20,320
Cimpress PLC (a)	137	12,020
Cintas Corp.	597	211,016
Clean Harbors, Inc. (a)	342	26,026
Copart, Inc. (a)	1,417	180,313
Covanta Holding Corp.	819	10,753
Deluxe Corp.	270	7,884
Ennis, Inc.	158	2,820
Harsco Corp. (a)	563	10,123
Healthcare Services Group, Inc. (b)	534	15,005
Herman Miller, Inc.	410	13,858
HNI Corp.	297	10,235
IAA Spinco, Inc. (a)	922	59,912
Interface, Inc.	325	3,413
KAR Auction Services, Inc.	884	16,451
Kimball International, Inc. Class B	228	2,725
Knoll, Inc.	366	5,373
Matthews International Corp. Class A	211	6,203
McGrath RentCorp.	156	10,468
MSA Safety, Inc. (b)	243	36,302
Pitney Bowes, Inc.	1,286	7,922
Quad/Graphics, Inc.	110	420
R.R. Donnelley & Sons Co.	324	732
Republic Services, Inc.	1,435	138,191
Rollins, Inc.	1,515	59,191
SP Plus Corp. (a)	134	3,863
Steelcase, Inc. Class A	639	8,658
Stericycle, Inc. (a)	631	43,747
Team, Inc. (a)	200	2,180
Tetra Tech, Inc.	362	41,912
The Brink's Co.	338	24,336
U.S. Ecology, Inc.	201	7,302
UniFirst Corp.	103	21,804
Viad Corp.	122	4,413
Waste Management, Inc.	2,640	311,335
		1,379,816
Construction & Engineering - 0.2%
AECOM (a)	1,024	50,975
Aegion Corp. (a)	249	4,729
Ameresco, Inc. Class A (a)	144	7,523
API Group Corp. (a)(d)	979	17,769
Arcosa, Inc.	329	18,072
Argan, Inc.	91	4,049
Comfort Systems U.S.A., Inc.	257	13,534
Construction Partners, Inc. Class A (a)	236	6,870
Dycom Industries, Inc. (a)	221	16,690
EMCOR Group, Inc.	379	34,663
Fluor Corp.	892	14,245
Granite Construction, Inc.	306	8,173
Great Lakes Dredge & Dock Corp. (a)	493	6,493
Jacobs Engineering Group, Inc.	880	95,885
MasTec, Inc. (a)	374	25,499
MYR Group, Inc. (a)	103	6,190
Northwest Pipe Co. (a)	54	1,528
NV5 Global, Inc. (a)	73	5,751
Primoris Services Corp.	322	8,890
Quanta Services, Inc.	938	67,555
Sterling Construction Co., Inc. (a)	234	4,355
Tutor Perini Corp. (a)	270	3,497
Valmont Industries, Inc.	141	24,665
Willscot Mobile Mini Holdings (a)	1,146	26,553
		474,153
Electrical Equipment - 0.6%
Acuity Brands, Inc.	256	30,999
Allied Motion Technologies, Inc.	50	2,555
American Superconductor Corp. (a)	192	4,497
AMETEK, Inc.	1,566	189,392
Atkore International Group, Inc. (a)	310	12,744
AZZ, Inc.	195	9,251
Bloom Energy Corp. Class A (a)	785	22,498
Eaton Corp. PLC	2,710	325,579
Emerson Electric Co.	4,070	327,106
Encore Wire Corp.	127	7,692
EnerSys	286	23,755
Generac Holdings, Inc. (a)	430	97,786
GrafTech International Ltd.	587	6,257
Hubbell, Inc. Class B	371	58,169
nVent Electric PLC	1,141	26,574
Plug Power, Inc. (a)(b)	2,978	100,984
Powell Industries, Inc.	48	1,416
Regal Beloit Corp.	273	33,527
Rockwell Automation, Inc.	790	198,140
Sensata Technologies, Inc. PLC (a)	1,081	57,012
Sunrun, Inc. (a)	1,055	73,196
Thermon Group Holdings, Inc. (a)	201	3,142
TPI Composites, Inc. (a)	223	11,770
Vicor Corp. (a)	146	13,464
		1,637,505
Industrial Conglomerates - 1.0%
3M Co.	3,922	685,526
Carlisle Companies, Inc.	365	57,006
General Electric Co.	59,587	643,540
Honeywell International, Inc.	4,770	1,014,579
Raven Industries, Inc.	267	8,835
Roper Technologies, Inc.	713	307,367
		2,716,853
Machinery - 1.8%
AGCO Corp.	411	42,370
Alamo Group, Inc.	70	9,657
Albany International Corp. Class A	198	14,537
Allison Transmission Holdings, Inc.	755	32,563
Altra Industrial Motion Corp.	405	22,449
Astec Industries, Inc.	146	8,450
Barnes Group, Inc.	328	16,626
Blue Bird Corp. (a)	106	1,936
Caterpillar, Inc.	3,695	672,564
Chart Industries, Inc. (a)	235	27,681
CIRCOR International, Inc. (a)	118	4,536
Colfax Corp. (a)	673	25,736
Columbus McKinnon Corp. (NY Shares)	173	6,650
Commercial Vehicle Group, Inc. (a)	157	1,358
Crane Co.	330	25,628
Cummins, Inc.	1,007	228,690
Deere & Co.	2,130	573,077
Donaldson Co., Inc.	860	48,057
Douglas Dynamics, Inc.	171	7,314
Dover Corp.	982	123,978
Energy Recovery, Inc. (a)	275	3,751
Enerpac Tool Group Corp. Class A	368	8,320
EnPro Industries, Inc.	144	10,875
ESCO Technologies, Inc.	177	18,270
Evoqua Water Technologies Corp. (a)	712	19,210
Federal Signal Corp.	428	14,197
Flowserve Corp.	864	31,838
Fortive Corp.	2,297	162,674
Franklin Electric Co., Inc.	266	18,410
Gates Industrial Corp. PLC (a)	276	3,522
Gorman-Rupp Co.	111	3,602
Graco, Inc.	1,139	82,407
Greenbrier Companies, Inc. (b)	241	8,768
Helios Technologies, Inc.	221	11,777
Hillenbrand, Inc.	514	20,457
Hyster-Yale Materials Handling Class A	63	3,752
IDEX Corp.	519	103,385
Illinois Tool Works, Inc.	1,958	399,197
Ingersoll Rand, Inc. (a)	2,533	115,403
ITT, Inc.	593	45,673
John Bean Technologies Corp.	213	24,254
Kadant, Inc.	74	10,433
Kennametal, Inc.	556	20,149
Lincoln Electric Holdings, Inc.	409	47,546
Lindsay Corp.	71	9,121
LiqTech International, Inc. (a)	151	1,208
Lydall, Inc. (a)	95	2,853
Manitowoc Co., Inc. (a)	192	2,556
Meritor, Inc. (a)	510	14,234
Middleby Corp. (a)	375	48,345
Miller Industries, Inc.	63	2,395
Mueller Industries, Inc.	365	12,815
Mueller Water Products, Inc. Class A	975	12,071
Navistar International Corp. (a)	338	14,858
NN, Inc. (a)	274	1,800
Nordson Corp.	368	73,950
Omega Flex, Inc.	16	2,336
Oshkosh Corp.	457	39,334
Otis Worldwide Corp.	2,768	186,978
PACCAR, Inc.	2,358	203,448
Parker Hannifin Corp.	876	238,631
Pentair PLC	1,121	59,514
Proto Labs, Inc. (a)(b)	185	28,379
RBC Bearings, Inc. (a)	174	31,153
REV Group, Inc.	142	1,251
Rexnord Corp.	828	32,698
Snap-On, Inc.	368	62,980
SPX Corp. (a)	322	17,562
SPX Flow, Inc. (a)	291	16,866
Standex International Corp.	77	5,969
Stanley Black & Decker, Inc.	1,091	194,809
Tennant Co.	130	9,122
Terex Corp.	478	16,677
The Shyft Group, Inc.	215	6,102
Timken Co.	462	35,740
Toro Co.	729	69,138
TriMas Corp. (a)	289	9,153
Trinity Industries, Inc. (b)	556	14,673
Wabash National Corp. (b)	336	5,789
Watts Water Technologies, Inc. Class A	183	22,271
Welbilt, Inc. (a)	819	10,811
Westinghouse Air Brake Co.	1,211	88,645
Woodward, Inc.	402	48,855
Xylem, Inc.	1,230	125,202
		4,862,019
Marine - 0.0%
Eagle Bulk Shipping, Inc. (a)	117	2,223
Genco Shipping & Trading Ltd.	230	1,693
Kirby Corp. (a)	403	20,887
Matson, Inc.	300	17,091
SEACOR Holdings, Inc. (a)	133	5,513
		47,407
Professional Services - 0.5%
ASGN, Inc. (a)	362	30,238
Barrett Business Services, Inc.	42	2,865
CBIZ, Inc. (a)	349	9,287
CoreLogic, Inc.	528	40,825
CoStar Group, Inc. (a)	268	247,707
CRA International, Inc.	43	2,190
Equifax, Inc.	829	159,864
Exponent, Inc.	360	32,411
Forrester Research, Inc. (a)	68	2,849
Franklin Covey Co. (a)	53	1,180
FTI Consulting, Inc. (a)	236	26,366
Heidrick & Struggles International, Inc.	121	3,555
Huron Consulting Group, Inc. (a)	165	9,727
ICF International, Inc.	110	8,176
IHS Markit Ltd.	2,535	227,719
Insperity, Inc.	246	20,029
Kelly Services, Inc. Class A (non-vtg.)	201	4,135
Kforce, Inc.	133	5,598
Korn Ferry	355	15,443
Manpower, Inc.	384	34,629
MISTRAS Group, Inc. (a)	100	776
Nielsen Holdings PLC	2,387	49,817
Resources Connection, Inc.	147	1,848
Robert Half International, Inc.	772	48,235
TransUnion Holding Co., Inc.	1,298	128,788
TriNet Group, Inc. (a)	272	21,923
TrueBlue, Inc. (a)	217	4,056
Upwork, Inc. (a)	612	21,126
Verisk Analytics, Inc.	1,106	229,595
Willdan Group, Inc. (a)	82	3,419
		1,394,376
Road & Rail - 0.9%
AMERCO	60	27,238
ArcBest Corp.	157	6,699
Avis Budget Group, Inc. (a)(b)	363	13,540
Covenant Transport Group, Inc. Class A (a)	46	681
CSX Corp.	5,198	471,719
Heartland Express, Inc.	320	5,792
J.B. Hunt Transport Services, Inc.	569	77,754
Kansas City Southern	637	130,031
Knight-Swift Transportation Holdings, Inc. Class A	842	35,212
Landstar System, Inc.	259	34,877
Lyft, Inc. (a)	1,683	82,686
Marten Transport Ltd.	439	7,564
Norfolk Southern Corp.	1,727	410,352
Old Dominion Freight Lines, Inc.	656	128,038
Ryder System, Inc.	359	22,172
Saia, Inc. (a)	179	32,363
Schneider National, Inc. Class B	231	4,782
Union Pacific Corp.	4,582	954,064
Universal Logistics Holdings, Inc.	45	927
Werner Enterprises, Inc.	385	15,100
YRC Worldwide, Inc. (a)	356	1,577
		2,463,168
Trading Companies & Distributors - 0.3%
Air Lease Corp. Class A	738	32,782
Applied Industrial Technologies, Inc.	259	20,199
Beacon Roofing Supply, Inc. (a)	377	15,152
BlueLinx Corp. (a)	91	2,663
BMC Stock Holdings, Inc. (a)	445	23,888
CAI International, Inc.	115	3,593
DXP Enterprises, Inc. (a)	143	3,179
Fastenal Co.	3,898	190,339
Foundation Building Materials, Inc. (a)	159	3,054
GATX Corp. (b)	244	20,296
GMS, Inc. (a)	312	9,510
H&E Equipment Services, Inc.	215	6,409
Herc Holdings, Inc. (a)	174	11,555
MRC Global, Inc. (a)	523	3,467
MSC Industrial Direct Co., Inc. Class A	317	26,752
Now, Inc. (a)	849	6,096
Rush Enterprises, Inc. Class A	299	12,385
SiteOne Landscape Supply, Inc. (a)	305	48,382
Textainer Group Holdings Ltd. (a)	282	5,409
Titan Machinery, Inc. (a)	141	2,757
Triton International Ltd.	472	22,897
United Rentals, Inc. (a)	493	114,332
Univar, Inc. (a)	1,135	21,576
Veritiv Corp. (a)	66	1,372
W.W. Grainger, Inc.	307	125,360
Watsco, Inc.	220	49,841
WESCO International, Inc. (a)	292	22,922
		806,167
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	499	18,737

TOTAL INDUSTRIALS		23,368,973

INFORMATION TECHNOLOGY - 26.6%
Communications Equipment - 0.8%
Acacia Communications, Inc. (a)	273	19,918
ADTRAN, Inc.	295	4,357
Applied Optoelectronics, Inc. (a)(b)	166	1,413
Arista Networks, Inc. (a)	373	108,383
CalAmp Corp. (a)	200	1,984
Calix Networks, Inc. (a)	401	11,934
Casa Systems, Inc. (a)	325	2,005
Ciena Corp. (a)	1,040	54,964
Cisco Systems, Inc.	28,733	1,285,802
CommScope Holding Co., Inc. (a)	1,337	17,916
Comtech Telecommunications Corp.	143	2,959
Digi International, Inc. (a)	239	4,517
EchoStar Holding Corp. Class A (a)	311	6,590
Extreme Networks, Inc. (a)	746	5,140
F5 Networks, Inc. (a)	420	73,895
Harmonic, Inc. (a)	768	5,676
Infinera Corp. (a)(b)	1,332	13,959
Inseego Corp. (a)(b)	391	6,049
InterDigital, Inc.	192	11,651
Juniper Networks, Inc.	2,221	49,995
Lumentum Holdings, Inc. (a)	510	48,348
Motorola Solutions, Inc.	1,153	196,079
NETGEAR, Inc. (a)	197	8,004
NetScout Systems, Inc. (a)	535	14,670
Plantronics, Inc.	246	6,649
Ribbon Communications, Inc. (a)	890	5,838
Ubiquiti, Inc.	53	14,761
ViaSat, Inc. (a)(b)	407	13,289
Viavi Solutions, Inc. (a)	1,561	23,376
		2,020,121
Electronic Equipment & Components - 0.8%
Akoustis Technologies, Inc. (a)(b)	285	3,486
Amphenol Corp. Class A	2,032	265,725
Arlo Technologies, Inc. (a)	505	3,934
Arrow Electronics, Inc. (a)	518	50,401
Avnet, Inc.	666	23,383
Badger Meter, Inc.	199	18,718
Belden, Inc.	282	11,816
Benchmark Electronics, Inc.	274	7,401
CDW Corp.	973	128,232
Cognex Corp.	1,182	94,897
Coherent, Inc. (a)	161	24,153
Corning, Inc.	5,196	187,056
CTS Corp.	237	8,136
Dolby Laboratories, Inc. Class A	433	42,057
ePlus, Inc. (a)	100	8,795
Fabrinet (a)	252	19,553
FARO Technologies, Inc. (a)	130	9,182
Fitbit, Inc. (a)	1,661	11,295
FLIR Systems, Inc.	878	38,483
II-VI, Inc. (a)	701	53,248
Insight Enterprises, Inc. (a)	239	18,186
IPG Photonics Corp. (a)	245	54,829
Itron, Inc. (a)	274	26,277
Jabil, Inc.	895	38,064
Keysight Technologies, Inc. (a)	1,261	166,565
Knowles Corp. (a)	573	10,560
Littelfuse, Inc.	168	42,783
Luna Innovations, Inc. (a)	282	2,786
Methode Electronics, Inc. Class A	264	10,106
MTS Systems Corp.	137	7,968
Napco Security Technolgies, Inc. (a)	63	1,652
National Instruments Corp.	904	39,722
nLIGHT, Inc. (a)	230	7,510
Novanta, Inc. (a)	242	28,609
OSI Systems, Inc. (a)	120	11,186
Par Technology Corp. (a)(b)	138	8,665
PC Connection, Inc.	66	3,121
Plexus Corp. (a)	204	15,955
Rogers Corp. (a)	124	19,256
Sanmina Corp. (a)	465	14,829
ScanSource, Inc. (a)	156	4,115
SYNNEX Corp.	279	22,722
TE Connectivity Ltd.	2,250	272,408
Trimble, Inc. (a)	1,711	114,243
TTM Technologies, Inc. (a)(b)	641	8,843
Vishay Intertechnology, Inc.	913	18,908
Vishay Precision Group, Inc. (a)	59	1,857
Vontier Corp. (a)	937	31,296
Zebra Technologies Corp. Class A (a)	363	139,512
		2,152,484
IT Services - 5.4%
Accenture PLC Class A	4,308	1,125,293
Akamai Technologies, Inc. (a)	1,110	116,539
Alliance Data Systems Corp.	316	23,416
Amdocs Ltd.	895	63,482
Automatic Data Processing, Inc.	2,915	513,623
Black Knight, Inc. (a)	1,063	93,916
Booz Allen Hamilton Holding Corp. Class A	946	82,472
Brightcove, Inc. (a)	240	4,416
Broadridge Financial Solutions, Inc.	785	120,262
CACI International, Inc. Class A (a)	174	43,383
Cardtronics PLC (a)	253	8,931
Cass Information Systems, Inc.	73	2,840
Cognizant Technology Solutions Corp. Class A	3,636	297,970
Concentrix Corp. (a)	279	27,537
Conduent, Inc. (a)	1,274	6,115
CSG Systems International, Inc.	239	10,772
DXC Technology Co.	1,704	43,878
Endurance International Group Holdings, Inc. (a)	511	4,829
EPAM Systems, Inc. (a)	381	136,531
Euronet Worldwide, Inc. (a)	352	51,012
EVERTEC, Inc.	409	16,082
EVO Payments, Inc. Class A (a)	333	8,994
ExlService Holdings, Inc. (a)	235	20,006
Fastly, Inc. Class A (a)(b)	565	49,364
Fidelity National Information Services, Inc.	4,218	596,678
Fiserv, Inc. (a)	3,910	445,193
FleetCor Technologies, Inc. (a)	568	154,967
Gartner, Inc. (a)	612	98,036
Genpact Ltd.	1,194	49,384
Global Payments, Inc.	2,035	438,380
GoDaddy, Inc. (a)	1,144	94,895
GreenSky, Inc. Class A (a)	213	986
GTT Communications, Inc. (a)(b)	132	471
Hackett Group, Inc.	159	2,288
i3 Verticals, Inc. Class A (a)	142	4,714
IBM Corp.	6,058	762,581
International Money Express, Inc. (a)	142	2,204
Jack Henry & Associates, Inc.	519	84,073
KBR, Inc.	942	29,136
Leidos Holdings, Inc.	916	96,290
Limelight Networks, Inc. (a)	717	2,861
Liveramp Holdings, Inc. (a)	451	33,009
ManTech International Corp. Class A	188	16,721
MasterCard, Inc. Class A	5,982	2,135,215
Maximus, Inc.	426	31,179
MongoDB, Inc. Class A (a)	345	123,869
NIC, Inc.	480	12,398
Okta, Inc. (a)	825	209,765
Paychex, Inc.	2,176	202,760
PayPal Holdings, Inc. (a)	7,969	1,866,340
Paysign, Inc. (a)(b)	151	701
Perficient, Inc. (a)	211	10,054
Perspecta, Inc.	912	21,961
Repay Holdings Corp. (a)	486	13,244
Sabre Corp.	2,191	26,336
Science Applications International Corp.	395	37,383
Snowflake Computing, Inc. (b)	219	61,627
Square, Inc. (a)	2,611	568,258
Switch, Inc. Class A	514	8,414
Sykes Enterprises, Inc. (a)	288	10,849
The Western Union Co.	2,815	61,761
Ttec Holdings, Inc.	127	9,262
Twilio, Inc. Class A (a)	954	322,929
Unisys Corp. (a)	397	7,813
VeriSign, Inc. (a)	682	147,585
Verra Mobility Corp. (a)	962	12,910
Virtusa Corp. (a)	199	10,175
Visa, Inc. Class A	11,527	2,521,301
WEX, Inc. (a)	303	61,670
		14,280,289
Semiconductors & Semiconductor Equipment - 4.8%
ACM Research, Inc. (a)	65	5,281
Advanced Energy Industries, Inc. (a)	256	24,824
Advanced Micro Devices, Inc. (a)	8,180	750,188
Alpha & Omega Semiconductor Ltd. (a)	163	3,853
Ambarella, Inc. (a)	236	21,670
Amkor Technology, Inc.	685	10,330
Analog Devices, Inc.	2,512	371,098
Applied Materials, Inc.	6,212	536,096
Axcelis Technologies, Inc. (a)	212	6,173
Broadcom, Inc.	2,750	1,204,088
Brooks Automation, Inc.	505	34,264
Ceva, Inc. (a)	142	6,461
Cirrus Logic, Inc. (a)	385	31,647
CMC Materials, Inc.	199	30,109
Cohu, Inc.	294	11,225
Cree, Inc. (a)	744	78,790
Diodes, Inc. (a)	293	20,657
DSP Group, Inc. (a)	130	2,157
Enphase Energy, Inc. (a)	861	151,080
Entegris, Inc.	925	88,893
First Solar, Inc. (a)	581	57,473
FormFactor, Inc. (a)	519	22,327
Ichor Holdings Ltd. (a)	174	5,245
Impinj, Inc. (a)	131	5,485
Inphi Corp. (a)	357	57,288
Intel Corp.	27,869	1,388,434
KLA-Tencor Corp.	1,050	271,856
Kulicke & Soffa Industries, Inc.	435	13,837
Lam Research Corp.	979	462,352
Lattice Semiconductor Corp. (a)	922	42,246
MACOM Technology Solutions Holdings, Inc. (a)	314	17,283
Marvell Technology Group Ltd.	4,562	216,877
Maxeon Solar Technologies Ltd. (a)(b)	65	1,844
Maxim Integrated Products, Inc.	1,818	161,166
MaxLinear, Inc. Class A (a)	472	18,026
Microchip Technology, Inc.	1,771	244,593
Micron Technology, Inc. (a)	7,575	569,489
MKS Instruments, Inc.	372	55,967
Monolithic Power Systems, Inc.	289	105,840
NeoPhotonics Corp. (a)	274	2,491
NVE Corp.	22	1,236
NVIDIA Corp.	4,209	2,197,940
ON Semiconductor Corp. (a)	2,784	91,120
Onto Innovation, Inc. (a)	347	16,500
PDF Solutions, Inc. (a)	188	4,061
Photronics, Inc. (a)	489	5,457
Power Integrations, Inc.	415	33,972
Qorvo, Inc. (a)	778	129,358
Qualcomm, Inc.	7,691	1,171,647
Rambus, Inc. (a)	788	13,758
Semtech Corp. (a)	448	32,296
Silicon Laboratories, Inc. (a)	295	37,565
SiTime Corp. (a)	58	6,492
Skyworks Solutions, Inc.	1,131	172,907
SMART Global Holdings, Inc. (a)	81	3,048
SolarEdge Technologies, Inc. (a)	350	111,692
SunPower Corp. (a)(b)	527	13,512
Synaptics, Inc. (a)	229	22,076
Teradyne, Inc.	1,135	136,075
Texas Instruments, Inc.	6,238	1,023,843
Ultra Clean Holdings, Inc. (a)	286	8,909
Universal Display Corp.	293	67,331
Veeco Instruments, Inc. (a)	331	5,746
Xilinx, Inc.	1,668	236,472
		12,652,016
Software - 9.0%
2U, Inc. (a)(b)	488	19,525
8x8, Inc. (a)	715	24,646
A10 Networks, Inc. (a)	371	3,658
ACI Worldwide, Inc. (a)	809	31,090
Adobe, Inc. (a)	3,262	1,631,391
Agilysys, Inc. (a)	155	5,949
Alarm.com Holdings, Inc. (a)	299	30,932
Altair Engineering, Inc. Class A (a)	292	16,989
Alteryx, Inc. Class A (a)	374	45,549
Anaplan, Inc. (a)	958	68,832
ANSYS, Inc. (a)	585	212,823
AppFolio, Inc. (a)	117	21,065
Appian Corp. Class A (a)(b)	256	41,495
Aspen Technology, Inc. (a)	462	60,176
Asure Software, Inc. (a)	112	795
Autodesk, Inc. (a)	1,496	456,789
Avalara, Inc. (a)	571	94,152
Avaya Holdings Corp. (a)	536	10,264
Benefitfocus, Inc. (a)	195	2,824
Bill.Com Holdings, Inc. (a)	398	54,327
Blackbaud, Inc.	336	19,340
BlackLine, Inc. (a)	350	46,683
Bottomline Technologies, Inc. (a)	269	14,187
Box, Inc. Class A (a)	941	16,985
Cadence Design Systems, Inc. (a)	1,900	259,217
CDK Global, Inc.	810	41,982
Cerence, Inc. (a)(b)	261	26,225
Ceridian HCM Holding, Inc. (a)	891	94,945
Citrix Systems, Inc.	832	108,243
Cloudera, Inc. (a)(b)	1,507	20,962
CommVault Systems, Inc. (a)	317	17,552
Cornerstone OnDemand, Inc. (a)	409	18,012
Coupa Software, Inc. (a)	469	158,949
Crowdstrike Holdings, Inc. (a)	1,281	271,341
Digimarc Corp. (a)	81	3,826
Digital Turbine, Inc. (a)	497	28,110
DocuSign, Inc. (a)	1,269	282,099
Domo, Inc. Class B (a)	182	11,606
Dropbox, Inc. Class A (a)	1,962	43,537
Dynatrace, Inc. (a)	1,242	53,741
Ebix, Inc. (b)	156	5,923
Elastic NV (a)	412	60,206
Envestnet, Inc. (a)	362	29,789
Everbridge, Inc. (a)	236	35,181
Fair Isaac Corp. (a)	198	101,186
FireEye, Inc. (a)	1,571	36,227
Five9, Inc. (a)	445	77,608
Fortinet, Inc. (a)	920	136,648
Guidewire Software, Inc. (a)	569	73,247
HubSpot, Inc. (a)	294	116,553
Intelligent Systems Corp. (a)	30	1,203
Intuit, Inc.	1,786	678,412
j2 Global, Inc. (a)	295	28,819
LivePerson, Inc. (a)	430	26,759
Manhattan Associates, Inc. (a)	432	45,438
Microsoft Corp.	51,411	11,434,835
MicroStrategy, Inc. Class A (a)	48	18,650
Mitek Systems, Inc. (a)	336	5,974
Model N, Inc. (a)	186	6,636
New Relic, Inc. (a)	352	23,021
NortonLifeLock, Inc.	3,999	83,099
Nuance Communications, Inc. (a)	1,914	84,388
Nutanix, Inc. Class A (a)	1,298	41,367
Onespan, Inc. (a)	267	5,522
Oracle Corp.	12,894	834,113
Palo Alto Networks, Inc. (a)	648	230,293
Paycom Software, Inc. (a)	334	151,052
Paylocity Holding Corp. (a)	252	51,889
Pegasystems, Inc.	267	35,580
Pluralsight, Inc. (a)	710	14,882
Progress Software Corp.	286	12,924
Proofpoint, Inc. (a)	396	54,018
PROS Holdings, Inc. (a)	254	12,896
PTC, Inc. (a)	711	85,043
Q2 Holdings, Inc. (a)	349	44,159
QAD, Inc. Class A	93	5,876
Qualys, Inc. (a)(b)	225	27,421
Rapid7, Inc. (a)	357	32,187
RealPage, Inc. (a)	606	52,867
RingCentral, Inc. (a)	540	204,644
SailPoint Technologies Holding, Inc. (a)	623	33,169
Salesforce.com, Inc. (a)	6,223	1,384,804
SecureWorks Corp. (a)	46	654
ServiceNow, Inc. (a)	1,327	730,421
ShotSpotter, Inc. (a)	54	2,036
Smartsheet, Inc. (a)	764	52,938
Smith Micro Software, Inc. (a)	172	932
SolarWinds, Inc. (a)(b)	506	7,565
Splunk, Inc. (a)	1,091	185,350
Sprout Social, Inc. (a)	199	9,037
SPS Commerce, Inc. (a)	238	25,844
SS&C Technologies Holdings, Inc.	1,508	109,707
SVMK, Inc. (a)	784	20,031
Synchronoss Technologies, Inc. (a)	197	926
Synopsys, Inc. (a)	1,039	269,350
TeleNav, Inc. (a)	210	987
Tenable Holdings, Inc. (a)	444	23,203
Teradata Corp. (a)(b)	726	16,313
The Trade Desk, Inc. (a)	285	228,285
Tyler Technologies, Inc. (a)	275	120,043
Upland Software, Inc. (a)	186	8,536
Varonis Systems, Inc. (a)	219	35,831
Verint Systems, Inc. (a)	455	30,567
VirnetX Holding Corp. (b)	385	1,940
VMware, Inc. Class A (a)(b)	557	78,125
Workday, Inc. Class A (a)	1,225	293,522
Workiva, Inc. (a)	278	25,470
Xperi Holding Corp.	751	15,696
Yext, Inc. (a)(b)	657	10,328
Zendesk, Inc. (a)	788	112,779
Zix Corp. (a)	436	3,763
Zoom Video Communications, Inc. Class A (a)	1,352	456,057
Zscaler, Inc. (a)	505	100,854
Zuora, Inc. (a)	735	10,239
		23,782,650
Technology Hardware, Storage & Peripherals - 5.8%
3D Systems Corp. (a)(b)	902	9,453
Apple, Inc.	108,688	14,421,774
Avid Technology, Inc. (a)	310	4,920
Dell Technologies, Inc. (a)	1,587	116,311
Diebold Nixdorf, Inc. (a)	478	5,095
Hewlett Packard Enterprise Co.	8,820	104,517
HP, Inc.	9,360	230,162
Immersion Corp. (a)	125	1,411
NCR Corp. (a)	857	32,197
NetApp, Inc.	1,527	101,148
Pure Storage, Inc. Class A (a)	1,624	36,719
Seagate Technology LLC	1,527	94,918
Western Digital Corp.	2,075	114,934
Xerox Holdings Corp.	1,119	25,950
		15,299,509

TOTAL INFORMATION TECHNOLOGY		70,187,069

MATERIALS - 2.7%
Chemicals - 1.8%
Advanced Emissions Solutions, Inc.	95	523
AdvanSix, Inc. (a)	183	3,658
Air Products & Chemicals, Inc.	1,503	410,650
Albemarle Corp. U.S.	730	107,690
American Vanguard Corp.	139	2,157
Amyris, Inc. (a)(b)	1,107	6,836
Ashland Global Holdings, Inc.	368	29,146
Avient Corp.	613	24,692
Axalta Coating Systems Ltd. (a)	1,403	40,056
Balchem Corp.	212	24,427
Cabot Corp.	397	17,817
Celanese Corp. Class A	800	103,952
CF Industries Holdings, Inc.	1,443	55,859
Chase Corp.	45	4,545
Corteva, Inc.	5,072	196,388
Dow, Inc.	5,053	280,442
DuPont de Nemours, Inc.	5,000	355,550
Eastman Chemical Co.	916	91,856
Ecolab, Inc.	1,689	365,432
Element Solutions, Inc.	1,467	26,010
Ferro Corp. (a)	544	7,959
FMC Corp.	887	101,943
GCP Applied Technologies, Inc.(a)	305	7,213
H.B. Fuller Co.	386	20,026
Huntsman Corp.	1,382	34,743
Ingevity Corp. (a)	272	20,599
Innospec, Inc.	174	15,787
International Flavors & Fragrances, Inc. (b)	725	78,909
Intrepid Potash, Inc. (a)	45	1,087
Koppers Holdings, Inc. (a)	132	4,113
Kraton Performance Polymers, Inc. (a)	203	5,641
Kronos Worldwide, Inc.	103	1,536
Linde PLC	3,570	940,731
Livent Corp. (a)(b)	1,029	19,386
LyondellBasell Industries NV Class A	1,754	160,772
Minerals Technologies, Inc.	239	14,847
NewMarket Corp.	49	19,516
Olin Corp.	963	23,651
PPG Industries, Inc.	1,608	231,906
PQ Group Holdings, Inc.	231	3,294
Quaker Chemical Corp.	87	22,045
Rayonier Advanced Materials, Inc. (a)	466	3,038
RPM International, Inc.	887	80,522
Sensient Technologies Corp.	292	21,541
Sherwin-Williams Co.	556	408,610
Stepan Co.	146	17,421
The Chemours Co. LLC	1,089	26,996
The Mosaic Co.	2,325	53,498
The Scotts Miracle-Gro Co. Class A	275	54,764
Tredegar Corp.	204	3,407
Trinseo SA	253	12,956
Tronox Holdings PLC	663	9,693
Valvoline, Inc.	1,286	29,758
Venator Materials PLC (a)	255	844
W.R. Grace & Co.	412	22,586
Westlake Chemical Corp.	238	19,421
		4,648,445
Construction Materials - 0.1%
Eagle Materials, Inc.	279	28,277
Forterra, Inc. (a)	139	2,390
Martin Marietta Materials, Inc.	425	120,687
Summit Materials, Inc. (a)	779	15,642
U.S. Concrete, Inc. (a)	127	5,076
Vulcan Materials Co.	905	134,221
		306,293
Containers & Packaging - 0.4%
Amcor PLC	10,658	125,445
Aptargroup, Inc.	437	59,821
Avery Dennison Corp.	566	87,792
Ball Corp.	2,223	207,139
Berry Global Group, Inc. (a)	912	51,245
Crown Holdings, Inc. (a)	924	92,585
Graphic Packaging Holding Co.	1,913	32,406
Greif, Inc. Class A	187	8,767
International Paper Co.	2,681	133,299
Myers Industries, Inc.	229	4,759
O-I Glass, Inc.	1,104	13,138
Packaging Corp. of America	647	89,228
Sealed Air Corp.	1,046	47,896
Silgan Holdings, Inc.	540	20,023
Sonoco Products Co.	693	41,060
UFP Technologies, Inc. (a)	36	1,678
WestRock Co.	1,776	77,309
		1,093,590
Metals & Mining - 0.4%
Alcoa Corp. (a)	1,277	29,435
Allegheny Technologies, Inc. (a)	892	14,959
Arconic Rolled Products Corp. (a)	654	19,489
Carpenter Technology Corp.	316	9,202
Century Aluminum Co. (a)	300	3,309
Cleveland-Cliffs, Inc.	2,736	39,836
Coeur d'Alene Mines Corp. (a)	1,671	17,295
Commercial Metals Co.	794	16,309
Compass Minerals International, Inc.	237	14,628
Contura Energy, Inc. (a)	151	1,717
Fortitude Gold Corp. (a)(c)	107	112
Freeport-McMoRan, Inc.	9,894	257,442
Gold Resource Corp.	378	1,100
Haynes International, Inc.	112	2,670
Hecla Mining Co.	3,547	22,985
Kaiser Aluminum Corp.	104	10,286
Materion Corp.	144	9,176
McEwen Mining, Inc. (a)(b)	1,869	1,841
Newmont Corp.	5,468	327,479
Nucor Corp.	2,064	109,784
Reliance Steel & Aluminum Co.	437	52,331
Royal Gold, Inc.	442	47,011
Ryerson Holding Corp. (a)	91	1,241
Schnitzer Steel Industries, Inc. Class A	163	5,201
Steel Dynamics, Inc.	1,372	50,586
SunCoke Energy, Inc.	492	2,140
TimkenSteel Corp. (a)	156	729
United States Steel Corp. (b)	1,468	24,618
Warrior Metropolitan Coal, Inc.	341	7,270
Worthington Industries, Inc.	245	12,578
		1,112,759
Paper & Forest Products - 0.0%
Boise Cascade Co.	281	13,432
Clearwater Paper Corp. (a)	102	3,851
Domtar Corp.	388	12,280
Louisiana-Pacific Corp.	759	28,212
Mercer International, Inc. (SBI)	257	2,634
Neenah, Inc.	114	6,306
P.H. Glatfelter Co.	264	4,324
Resolute Forest Products (a)	554	3,623
Schweitzer-Mauduit International, Inc.	229	9,208
Verso Corp.	209	2,512
		86,382

TOTAL MATERIALS		7,247,469

REAL ESTATE - 3.1%
Equity Real Estate Investment Trusts (REITs) - 3.0%
Acadia Realty Trust (SBI)	608	8,628
Agree Realty Corp.	370	24,635
Alexander & Baldwin, Inc.	475	8,161
Alexanders, Inc.	17	4,715
Alexandria Real Estate Equities, Inc.	844	150,418
American Assets Trust, Inc.	316	9,126
American Campus Communities, Inc.	929	39,733
American Finance Trust, Inc.	826	6,137
American Homes 4 Rent Class A	1,862	55,860
American Tower Corp.	3,020	677,869
Americold Realty Trust	1,420	53,009
Apartment Income (REIT) Corp. (a)	1,018	39,101
Apartment Investment & Management Co. Class A	1,018	5,375
Apple Hospitality (REIT), Inc.	1,403	18,113
Armada Hoffler Properties, Inc.	398	4,466
Ashford Hospitality Trust, Inc.	424	1,098
AvalonBay Communities, Inc.	951	152,569
Bluerock Residential Growth (REIT), Inc.	229	2,901
Boston Properties, Inc.	960	90,749
Braemar Hotels & Resorts, Inc.	135	622
Brandywine Realty Trust (SBI)	1,222	14,554
Brixmor Property Group, Inc.	1,995	33,017
Camden Property Trust (SBI)	670	66,946
CareTrust (REIT), Inc.	669	14,838
CatchMark Timber Trust, Inc.	415	3,884
Centerspace	84	5,934
Chatham Lodging Trust	267	2,884
City Office REIT, Inc.	300	2,931
Colony Capital, Inc.	3,267	15,714
Columbia Property Trust, Inc.	789	11,314
Community Healthcare Trust, Inc.	161	7,585
CoreCivic, Inc.	788	5,161
CorEnergy Infrastructure Trust, Inc.	70	480
CorePoint Lodging, Inc.	270	1,858
CoreSite Realty Corp.	287	35,955
Corporate Office Properties Trust (SBI)	771	20,108
Cousins Properties, Inc.	997	33,400
Crown Castle International Corp.	2,932	466,745
CubeSmart	1,322	44,432
CyrusOne, Inc.	813	59,471
DiamondRock Hospitality Co.	1,313	10,832
Digital Realty Trust, Inc.	1,906	265,906
Diversified Healthcare Trust (SBI)	1,733	7,140
Douglas Emmett, Inc.	1,105	32,244
Duke Realty Corp.	2,555	102,123
Easterly Government Properties, Inc.	572	12,956
EastGroup Properties, Inc.	267	36,862
Empire State Realty Trust, Inc.	1,008	9,395
EPR Properties	503	16,348
Equinix, Inc.	606	432,793
Equity Commonwealth	821	22,397
Equity Lifestyle Properties, Inc.	1,161	73,561
Equity Residential (SBI)	2,340	138,715
Essential Properties Realty Trust, Inc.	743	15,752
Essex Property Trust, Inc.	447	106,127
Extra Space Storage, Inc.	886	102,652
Federal Realty Investment Trust (SBI)	476	40,517
First Industrial Realty Trust, Inc.	881	37,117
Four Corners Property Trust, Inc.	491	14,617
Franklin Street Properties Corp.	610	2,666
Front Yard Residential Corp. Class B	295	4,779
Gaming & Leisure Properties	1,471	62,370
Getty Realty Corp.	231	6,362
Gladstone Commercial Corp.	358	6,444
Gladstone Land Corp.	145	2,123
Global Medical REIT, Inc.	286	3,735
Global Net Lease, Inc.	568	9,736
Healthcare Realty Trust, Inc.	954	28,238
Healthcare Trust of America, Inc.	1,476	40,649
Healthpeak Properties, Inc.	3,649	110,309
Hersha Hospitality Trust	208	1,641
Highwoods Properties, Inc. (SBI)	703	27,860
Host Hotels & Resorts, Inc.	4,812	70,400
Hudson Pacific Properties, Inc.	1,038	24,933
Independence Realty Trust, Inc.	605	8,125
Industrial Logistics Properties Trust	411	9,572
Invitation Homes, Inc.	3,838	113,989
Iron Mountain, Inc.	1,953	57,574
iStar Financial, Inc.	537	7,974
JBG SMITH Properties	750	23,453
Kilroy Realty Corp.	716	41,098
Kimco Realty Corp.	2,915	43,754
Kite Realty Group Trust	600	8,976
Lamar Advertising Co. Class A	589	49,017
Lexington Corporate Properties Trust	1,844	19,583
Life Storage, Inc.	330	39,399
LTC Properties, Inc.	252	9,805
Mack-Cali Realty Corp.	628	7,825
Medical Properties Trust, Inc.	3,666	79,882
Mid-America Apartment Communities, Inc.	781	98,945
Monmouth Real Estate Investment Corp. Class A	711	12,315
National Health Investors, Inc.	305	21,097
National Retail Properties, Inc.	1,185	48,490
National Storage Affiliates Trust	427	15,385
New Senior Investment Group, Inc.	501	2,595
NexPoint Residential Trust, Inc.	163	6,897
Office Properties Income Trust	312	7,089
Omega Healthcare Investors, Inc.	1,536	55,788
Outfront Media, Inc.	982	19,208
Paramount Group, Inc.	1,072	9,691
Park Hotels & Resorts, Inc.	1,589	27,251
Pebblebrook Hotel Trust	908	17,070
Physicians Realty Trust	1,471	26,184
Piedmont Office Realty Trust, Inc. Class A	907	14,721
Plymouth Industrial REIT, Inc.	153	2,295
Potlatch Corp.	473	23,659
Preferred Apartment Communities, Inc. Class A	278	2,057
Prologis (REIT), Inc.	5,027	500,991
PS Business Parks, Inc.	143	19,000
Public Storage	1,035	239,013
QTS Realty Trust, Inc. Class A	450	27,846
Ramco-Gershenson Properties Trust (SBI)	474	4,100
Rayonier, Inc.	910	26,736
Realty Income Corp.	2,394	148,835
Regency Centers Corp.	1,085	49,465
Retail Opportunity Investments Corp.	856	11,462
Retail Properties America, Inc.	1,386	11,864
Retail Value, Inc.	70	1,041
Rexford Industrial Realty, Inc.	885	43,462
RLJ Lodging Trust	1,168	16,527
Ryman Hospitality Properties, Inc.	365	24,732
Sabra Health Care REIT, Inc.	1,441	25,030
Safehold, Inc.	106	7,684
Saul Centers, Inc.	115	3,643
SBA Communications Corp. Class A	755	213,008
Seritage Growth Properties (a)(b)	253	3,714
Service Properties Trust	1,151	13,225
Simon Property Group, Inc.	2,232	190,345
SITE Centers Corp.	984	9,958
SL Green Realty Corp.	505	30,088
Spirit Realty Capital, Inc.	796	31,975
Stag Industrial, Inc.	1,038	32,510
Store Capital Corp.	1,627	55,285
Summit Hotel Properties, Inc.	720	6,487
Sun Communities, Inc.	735	111,683
Sunstone Hotel Investors, Inc.	1,487	16,848
Tanger Factory Outlet Centers, Inc. (b)	682	6,793
Terreno Realty Corp.	477	27,909
The GEO Group, Inc. (b)	781	6,920
The Macerich Co. (b)	818	8,728
UDR, Inc.	2,023	77,744
UMH Properties, Inc.	271	4,014
Uniti Group, Inc.	1,587	18,616
Universal Health Realty Income Trust (SBI)	104	6,684
Urban Edge Properties	769	9,951
Urstadt Biddle Properties, Inc. Class A	263	3,716
Ventas, Inc.	2,549	125,003
VEREIT, Inc.	1,507	56,950
VICI Properties, Inc.	3,666	93,483
Vornado Realty Trust	1,052	39,282
Washington Prime Group, Inc.	112	729
Washington REIT (SBI)	594	12,848
Weingarten Realty Investors (SBI)	822	17,813
Welltower, Inc.	2,839	183,456
Weyerhaeuser Co.	5,087	170,567
Whitestone REIT Class B	271	2,160
WP Carey, Inc.	1,205	85,049
Xenia Hotels & Resorts, Inc.	740	11,248
		7,857,778
Real Estate Management & Development - 0.1%
Altisource Portfolio Solutions SA (a)	44	567
CBRE Group, Inc. (a)	2,281	143,064
CTO Realty Growth, Inc.	34	1,433
eXp World Holdings, Inc. (a)	196	12,372
Forestar Group, Inc. (a)	88	1,776
Howard Hughes Corp. (a)	303	23,916
Jones Lang LaSalle, Inc.	351	52,078
Kennedy-Wilson Holdings, Inc.	875	15,654
Marcus & Millichap, Inc. (a)	180	6,701
Newmark Group, Inc.	1,075	7,837
RE/MAX Holdings, Inc.	142	5,159
Realogy Holdings Corp. (a)	826	10,837
Redfin Corp. (a)	690	47,355
The RMR Group, Inc.	88	3,399
The St. Joe Co.	235	9,976
		342,124

TOTAL REAL ESTATE		8,199,902

UTILITIES - 2.6%
Electric Utilities - 1.5%
Allete, Inc.	347	21,493
Alliant Energy Corp.	1,693	87,240
American Electric Power Co., Inc.	3,375	281,036
Avangrid, Inc.	371	16,862
Duke Energy Corp.	5,003	458,075
Edison International	2,579	162,013
Entergy Corp.	1,365	136,282
Evergy, Inc.	1,556	86,374
Eversource Energy	2,330	201,568
Exelon Corp.	6,636	280,172
FirstEnergy Corp.	3,698	113,196
Hawaiian Electric Industries, Inc.	730	25,835
IDACORP, Inc.	334	32,074
MGE Energy, Inc.	249	17,437
NextEra Energy, Inc.	13,316	1,027,329
NRG Energy, Inc.	1,654	62,108
OGE Energy Corp.	1,347	42,915
Otter Tail Corp.	259	11,036
Pinnacle West Capital Corp.	770	61,562
PNM Resources, Inc.	555	26,934
Portland General Electric Co.	616	26,346
PPL Corp.	5,236	147,655
Southern Co.	7,177	440,883
Xcel Energy, Inc.	3,571	238,079
		4,004,504
Gas Utilities - 0.1%
Atmos Energy Corp.	856	81,688
Chesapeake Utilities Corp.	123	13,310
National Fuel Gas Co.	632	25,994
New Jersey Resources Corp.	635	22,574
Northwest Natural Holding Co.	195	8,968
ONE Gas, Inc.	368	28,251
South Jersey Industries, Inc.	710	15,301
Southwest Gas Holdings, Inc.	393	23,875
Spire, Inc.	349	22,350
UGI Corp.	1,398	48,874
		291,185
Independent Power and Renewable Electricity Producers - 0.1%
Clearway Energy, Inc.:
Class A	248	7,328
Class C	486	15,518
Ormat Technologies, Inc. (b)	306	27,626
Sunnova Energy International, Inc. (a)	389	17,556
The AES Corp.	4,549	106,902
Vistra Corp.	3,363	66,117
		241,047
Multi-Utilities - 0.7%
Ameren Corp.	1,683	131,375
Avista Corp.	455	18,264
Black Hills Corp.	425	26,116
CenterPoint Energy, Inc.	3,689	79,830
CMS Energy Corp.	1,949	118,908
Consolidated Edison, Inc.	2,327	168,172
Dominion Energy, Inc.	5,546	417,059
DTE Energy Co.	1,318	160,018
MDU Resources Group, Inc.	1,371	36,112
NiSource, Inc.	2,582	59,231
NorthWestern Energy Corp.	344	20,059
Public Service Enterprise Group, Inc.	3,436	200,319
Sempra Energy	1,964	250,233
Unitil Corp.	120	5,312
WEC Energy Group, Inc.	2,141	197,036
		1,888,044
Water Utilities - 0.2%
American States Water Co.	251	19,957
American Water Works Co., Inc.	1,231	188,922
Cadiz, Inc. (a)	234	2,492
California Water Service Group	336	18,154
Essential Utilities, Inc.	1,530	72,354
Middlesex Water Co.	130	9,421
SJW Corp.	186	12,901
York Water Co.	70	3,262
		327,463

TOTAL UTILITIES		6,752,243

TOTAL COMMON STOCKS
(Cost $197,323,452)		257,742,940

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.11% (e)	4,872,901	4,873,876
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	2,182,976	2,183,194
TOTAL MONEY MARKET FUNDS
(Cost $7,057,070)		7,057,070
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $204,380,522)		264,800,010
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(793,449)
NET ASSETS - 100%		$264,006,561

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	6	March 2021	$592,440	$(6,024)	$(6,024)
CME E-mini S&P 500 Index Contracts (United States)	24	March 2021	4,498,560	90,416	90,416
CME E-mini S&P MidCap 400 Index Contracts (United States)	1	March 2021	230,350	543	543
TOTAL FUTURES CONTRACTS					$84,935

The notional amount of futures purchased as a percentage of Net Assets is 2.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,981 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,744
Fidelity Securities Lending Cash Central Fund	15,765
Total	$29,509

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$25,811,546	$25,810,758	$--	$788
Consumer Discretionary	31,926,351	31,926,351	--	--
Consumer Staples	15,212,901	15,212,901	--	--
Energy	5,539,336	5,539,336	--	--
Financials	27,862,103	27,862,103	--	--
Health Care	35,635,047	35,633,456	1,591	--
Industrials	23,368,973	23,368,973	--	--
Information Technology	70,187,069	70,187,069	--	--
Materials	7,247,469	7,247,357	--	112
Real Estate	8,199,902	8,199,902	--	--
Utilities	6,752,243	6,752,243	--	--
Money Market Funds	7,057,070	7,057,070	--	--
Total Investments in Securities:	$264,800,010	$264,797,519	$1,591	$900
Derivative Instruments:
Assets
Futures Contracts	$90,959	$90,959	$--	$--
Total Assets	$90,959	$90,959	$--	$--
Liabilities
Futures Contracts	$(6,024)	$(6,024)	$--	$--
Total Liabilities	$(6,024)	$(6,024)	$--	$--
Total Derivative Instruments:	$84,935	$84,935	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$90,959	$(6,024)
Total Equity Risk	90,959	(6,024)
Total Value of Derivatives	$90,959	$(6,024)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

VIP Total Market Index Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $2,091,207) — See accompanying schedule: Unaffiliated issuers (cost $197,323,452)	$257,742,940
Fidelity Central Funds (cost $7,057,070)	7,057,070
Total Investment in Securities (cost $204,380,522)		$264,800,010
Segregated cash with brokers for derivative instruments		296,500
Cash		419
Foreign currency held at value (cost $1,673)		1,924
Receivable for fund shares sold		913,561
Dividends receivable		191,740
Distributions receivable from Fidelity Central Funds		1,533
Receivable for daily variation margin on futures contracts		29,554
Total assets		266,235,241
Liabilities
Payable for fund shares redeemed	$19,255
Accrued management fee	12,685
Distribution and service plan fees payable	839
Other affiliated payables	12,685
Other payables and accrued expenses	2
Collateral on securities loaned	2,183,214
Total liabilities		2,228,680
Net Assets		$264,006,561
Net Assets consist of:
Paid in capital		$205,647,310
Total accumulated earnings (loss)		58,359,251
Net Assets		$264,006,561
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($259,543,790 ÷ 18,443,676 shares)		$14.07
Service Class:
Net Asset Value, offering price and redemption price per share ($346,762 ÷ 24,646 shares)		$14.07
Service Class 2:
Net Asset Value, offering price and redemption price per share ($4,116,009 ÷ 292,894 shares)		$14.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$3,249,997
Interest		693
Income from Fidelity Central Funds (including $15,765 from security lending)		29,509
Total income		3,280,199
Expenses
Management fee	$116,163
Transfer agent fees	116,164
Distribution and service plan fees	5,940
Independent trustees' fees and expenses	1,056
Miscellaneous	2,017
Total expenses before reductions	241,340
Expense reductions	(44)
Total expenses after reductions		241,296
Net investment income (loss)		3,038,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,110,817)
Fidelity Central Funds	(268)
Foreign currency transactions	(2)
Futures contracts	583,938
Total net realized gain (loss)		(1,527,149)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	40,624,632
Assets and liabilities in foreign currencies	232
Futures contracts	31,374
Total change in net unrealized appreciation (depreciation)		40,656,238
Net gain (loss)		39,129,089
Net increase (decrease) in net assets resulting from operations		$42,167,992

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,038,903	$2,310,100
Net realized gain (loss)	(1,527,149)	505,577
Change in net unrealized appreciation (depreciation)	40,656,238	29,743,716
Net increase (decrease) in net assets resulting from operations	42,167,992	32,559,393
Distributions to shareholders	(3,472,123)	(2,781,173)
Share transactions - net increase (decrease)	49,828,668	62,925,364
Total increase (decrease) in net assets	88,524,537	92,703,584
Net Assets
Beginning of period	175,482,024	82,778,440
End of period	$264,006,561	$175,482,024

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Total Market Index Portfolio Initial Class

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.86	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.20	.13
Net realized and unrealized gain (loss)	2.21	2.63	(.81)
Total from investment operations	2.40	2.83	(.68)
Distributions from net investment income	(.18)	(.17)	(.08)
Distributions from net realized gain	(.02)	(.03)	(.01)
Total distributions	(.19)C	(.20)	(.09)
Net asset value, end of period	$14.07	$11.86	$9.23
Total ReturnD,E,F	20.30%	30.70%	(6.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.12%	.12%	.12%I
Expenses net of fee waivers, if any	.12%	.12%	.12%I
Expenses net of all reductions	.12%	.12%	.12%I
Net investment income (loss)	1.57%	1.80%	1.84%I
Supplemental Data
Net assets, end of period (000 omitted)	$259,544	$173,833	$81,855
Portfolio turnover rateJ	9%	4%	4%I

 A For the period April 17, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Total Market Index Portfolio Service Class

Years ended December 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.86	$10.73
Income from Investment Operations
Net investment income (loss)B	.17	.13
Net realized and unrealized gain (loss)	2.22	1.19
Total from investment operations	2.39	1.32
Distributions from net investment income	(.17)	(.16)
Distributions from net realized gain	(.02)	(.03)
Total distributions	(.18)C	(.19)
Net asset value, end of period	$14.07	$11.86
Total ReturnD,E,F	20.20%	12.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.22%	.22%I
Expenses net of fee waivers, if any	.22%	.22%I
Expenses net of all reductions	.22%	.22%I
Net investment income (loss)	1.47%	1.68%I
Supplemental Data
Net assets, end of period (000 omitted)	$347	$111
Portfolio turnover rateJ	9%	4%

 A For the period April 11, 2019 (commencement of sale of shares) to December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Total Market Index Portfolio Service Class 2

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.86	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.17	.12
Net realized and unrealized gain (loss)	2.21	2.64	(.82)
Total from investment operations	2.37	2.81	(.70)
Distributions from net investment income	(.16)	(.14)	(.06)
Distributions from net realized gain	(.02)	(.03)	(.01)
Total distributions	(.18)	(.18)C	(.07)
Net asset value, end of period	$14.05	$11.86	$9.23
Total ReturnD,E,F	19.98%	30.44%	(6.96)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.37%	.37%	.37%I
Expenses net of fee waivers, if any	.37%	.37%	.37%I
Expenses net of all reductions	.37%	.37%	.37%I
Net investment income (loss)	1.32%	1.55%	1.59%I
Supplemental Data
Net assets, end of period (000 omitted)	$4,116	$1,538	$923
Portfolio turnover rateJ	9%	4%	4%I

 A For the period April 17, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Initial Class	16.46%	10.32%
Service Class	16.37%	10.25%
Service Class 2	16.19%	10.04%

 A From April 17, 2018

 The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Extended Market Index Portfolio - Initial Class on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Extended Investable Market Index℠ performed over the same period.

Period Ending Values
$13,049	VIP Extended Market Index Portfolio - Initial Class
$13,132	Fidelity U.S. Extended Investable Market Index℠

VIP Extended Market Index Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2020, the fund's share classes gained roughly 16%, compared with the 16.62% advance of the benchmark Fidelity U.S. Extended Investable Market Index. By sector, health care rose 46% and contributed most, followed by information technology, a larger allocation that gained about 37%. The consumer discretionary sector rose 26%, and industrials (+18%) also contributed, lifted by the capital goods industry (+23%). Other notable contributors included the communication services (+32%), materials (+16%) and consumer staples (+12%) sectors. Conversely, energy returned roughly -42% and detracted most. Real estate (-11%) also hurt. Other detractors were the financials (-3%) sector and the utilities (-7%) sector. Turning to individual stocks, the biggest individual contributor was Moderna (+474%), from the pharmaceuticals, biotechnology & life sciences category. Etsy, within the retailing group, advanced 301% and lifted performance. In media & entertainment, Zillow (+185%) and Pinterest (+252%) helped. Another contributor was Immunomedics (+314%), a stock in the pharmaceuticals, biotechnology & life sciences segment. Conversely, the fund's detractors included several stocks from the energy sector, with Noble Energy (-51%), Nov (-40%), FMC (-43%) and Targa Resources (-31%) all hurting the fund. Another detractor was EPR Properties (-52%), which is in the real estate sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Extended Market Index Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Zoom Video Communications, Inc. Class A	1.2
Crowdstrike Holdings, Inc.	0.7
Match Group, Inc.	0.7
Pinterest, Inc. Class A	0.6
Moderna, Inc.	0.6
Teladoc Health, Inc.	0.5
Etsy, Inc.	0.4
Enphase Energy, Inc.	0.4
Zillow Group, Inc. Class C	0.4
Keurig Dr. Pepper, Inc.	0.3
5.8

Top Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	19.1
Health Care	16.1
Industrials	14.5
Consumer Discretionary	13.2
Financials	12.2
Real Estate	6.5
Materials	4.8
Communication Services	4.3
Consumer Staples	3.3
Energy	2.0

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 4.2%

VIP Extended Market Index Portfolio

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 0.3%
Anterix, Inc. (a)	248	$9,325
ATN International, Inc.	235	9,814
Bandwidth, Inc. (a)	473	72,686
Cincinnati Bell, Inc. (a)	1,100	16,808
Cogent Communications Group, Inc.	902	54,003
Consolidated Communications Holdings, Inc. (a)	1,467	7,174
Iridium Communications, Inc. (a)	2,491	97,959
Liberty Latin America Ltd.:
Class A (a)	862	9,594
Class C (a)	3,309	36,697
ORBCOMM, Inc. (a)	1,600	11,872
Vonage Holdings Corp. (a)	4,999	64,362
		390,294
Entertainment - 0.4%
AMC Entertainment Holdings, Inc. Class A (b)	2,133	4,522
Cinemark Holdings, Inc. (b)	2,258	39,312
Glu Mobile, Inc. (a)	3,195	28,787
Lions Gate Entertainment Corp.:
Class A (a)(b)	1,954	22,217
Class B (a)	1,794	18,622
Madison Square Garden Entertainment Corp. (a)	378	39,705
Madison Square Garden Sports Corp. (a)	371	68,301
Marcus Corp.	498	6,713
Sciplay Corp. (A Shares) (a)	532	7,368
World Wrestling Entertainment, Inc. Class A	976	46,897
Zynga, Inc. (a)	21,315	210,379
		492,823
Interactive Media & Services - 2.0%
ANGI Homeservices, Inc. Class A (a)	1,668	22,009
CarGurus, Inc. Class A (a)	1,824	57,876
Cars.com, Inc. (a)	1,417	16,012
Eventbrite, Inc. (a)	1,421	25,720
EverQuote, Inc. Class A (a)	200	7,470
Liberty TripAdvisor Holdings, Inc. (a)	1,536	6,666
Match Group, Inc. (a)	5,518	834,266
Pinterest, Inc. Class A (a)	10,841	714,422
QuinStreet, Inc. (a)	1,065	22,834
TripAdvisor, Inc. (b)	2,062	59,344
TrueCar, Inc. (a)	2,152	9,038
Yelp, Inc. (a)	1,488	48,613
Zillow Group, Inc.:
Class A (a)	751	102,091
Class C (a)(b)	3,156	409,649
		2,336,010
Media - 1.5%
Altice U.S.A., Inc. Class A (a)	5,166	195,636
AMC Networks, Inc. Class A (a)(b)	626	22,392
Cable One, Inc.	115	256,188
Cardlytics, Inc. (a)	585	83,520
Clear Channel Outdoor Holdings, Inc. (a)	10,144	16,738
comScore, Inc. (a)	1,005	2,502
Cumulus Media, Inc. (a)	407	3,549
E.W. Scripps Co. Class A	1,232	18,837
Entercom Communications Corp. Class A	2,685	6,632
Gannett Co., Inc. (a)	2,681	9,008
Gray Television, Inc. (a)	1,911	34,188
Interpublic Group of Companies, Inc.	8,282	194,793
John Wiley & Sons, Inc. Class A	908	41,459
Loral Space & Communications Ltd.	247	5,185
Meredith Corp.	873	16,762
MSG Network, Inc. Class A (a)(b)	886	13,060
National CineMedia, Inc.	1,451	5,398
News Corp.:
Class A	8,620	154,901
Class B	2,245	39,894
Nexstar Broadcasting Group, Inc. Class A	937	102,311
Scholastic Corp.	624	15,600
Sinclair Broadcast Group, Inc. Class A (b)	974	31,022
Sirius XM Holdings, Inc. (b)	25,093	159,842
TechTarget, Inc. (a)	513	30,323
Tegna, Inc.	4,660	65,007
The New York Times Co. Class A	3,078	159,348
WideOpenWest, Inc. (a)	1,159	12,367
		1,696,462
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	940	11,957
Gogo, Inc. (a)	1,007	9,697
NII Holdings, Inc. (a)(b)(c)	1,280	2,778
Shenandoah Telecommunications Co.	1,046	45,240
Telephone & Data Systems, Inc.	2,124	39,443
U.S. Cellular Corp. (a)	328	10,066
		119,181

TOTAL COMMUNICATION SERVICES		5,034,770

CONSUMER DISCRETIONARY - 13.2%
Auto Components - 1.3%
Adient PLC (a)	1,969	68,462
American Axle & Manufacturing Holdings, Inc. (a)	2,369	19,757
Autoliv, Inc.	1,661	152,978
BorgWarner, Inc.	5,187	200,426
Cooper Tire & Rubber Co.	1,058	42,849
Cooper-Standard Holding, Inc. (a)	339	11,753
Dana, Inc.	3,085	60,219
Dorman Products, Inc. (a)	616	53,481
Fox Factory Holding Corp. (a)	887	93,765
Gentex Corp.	5,175	175,588
Gentherm, Inc. (a)	684	44,610
LCI Industries	537	69,638
Lear Corp.	1,157	183,998
Modine Manufacturing Co. (a)	1,090	13,690
Motorcar Parts of America, Inc. (a)	431	8,456
Patrick Industries, Inc.	471	32,193
Standard Motor Products, Inc.	410	16,589
Stoneridge, Inc. (a)	582	17,594
Tenneco, Inc. (a)	1,005	10,653
The Goodyear Tire & Rubber Co.	4,973	54,255
Veoneer, Inc. (a)(b)	2,021	43,047
Visteon Corp. (a)	595	74,684
Workhorse Group, Inc. (a)(b)	2,257	44,643
		1,493,328
Automobiles - 0.2%
Harley-Davidson, Inc.	3,254	119,422
Thor Industries, Inc. (b)	1,177	109,449
Winnebago Industries, Inc.	707	42,378
		271,249
Distributors - 0.3%
Core-Mark Holding Co., Inc.	971	28,518
Funko, Inc. (a)	477	4,951
Pool Corp.	852	317,370
		350,839
Diversified Consumer Services - 1.1%
Adtalem Global Education, Inc. (a)	1,094	37,141
American Public Education, Inc. (a)	324	9,876
Bright Horizons Family Solutions, Inc. (a)	1,285	222,292
Carriage Services, Inc.	334	10,461
Chegg, Inc. (a)	2,736	247,143
Collectors Universe, Inc.	203	15,306
Frontdoor, Inc. (a)	1,810	90,880
Graham Holdings Co.	85	45,337
Grand Canyon Education, Inc. (a)	995	92,644
H&R Block, Inc.	3,931	62,346
Houghton Mifflin Harcourt Co. (a)	2,813	9,367
Laureate Education, Inc. Class A (a)	2,245	32,687
OneSpaWorld Holdings Ltd. (b)	1,124	11,397
Perdoceo Education Corp. (a)	1,446	18,263
Regis Corp. (a)(b)	582	5,349
Select Interior Concepts, Inc. (a)	320	2,288
Service Corp. International	3,658	179,608
Strategic Education, Inc.	509	48,523
Stride, Inc. (a)	850	18,046
Terminix Global Holdings, Inc. (a)	2,800	142,828
Weight Watchers International, Inc. (a)	974	23,766
		1,325,548
Hotels, Restaurants & Leisure - 2.4%
Bally's Corp. (b)	376	18,886
Biglari Holdings, Inc. (a)	16	1,779
BJ's Restaurants, Inc.	471	18,129
Bloomin' Brands, Inc.	1,723	33,461
Boyd Gaming Corp.	1,715	73,608
Brinker International, Inc.	966	54,647
Caesars Entertainment, Inc. (a)	4,420	328,273
Carrols Restaurant Group, Inc. (a)	686	4,308
Choice Hotels International, Inc.	612	65,319
Churchill Downs, Inc.	754	146,872
Chuy's Holdings, Inc. (a)	423	11,205
Cracker Barrel Old Country Store, Inc.	506	66,752
Dave & Buster's Entertainment, Inc.	993	29,810
Del Taco Restaurants, Inc. (a)	693	6,279
Denny's Corp. (a)	1,342	19,701
Dine Brands Global, Inc.	358	20,764
Drive Shack, Inc. (a)	1,437	3,420
El Pollo Loco Holdings, Inc. (a)	366	6,625
Everi Holdings, Inc. (a)	1,871	25,839
Extended Stay America, Inc. unit	3,314	49,080
Fiesta Restaurant Group, Inc. (a)	385	4,389
Golden Entertainment, Inc. (a)	413	8,215
Hilton Grand Vacations, Inc. (a)	1,822	57,120
Hyatt Hotels Corp. Class A	755	56,059
Jack in the Box, Inc.	478	44,358
Lindblad Expeditions Holdings (a)	599	10,255
Marriott Vacations Worldwide Corp.	872	119,656
Monarch Casino & Resort, Inc. (a)	272	16,652
Noodles & Co. (a)	690	5,451
Papa John's International, Inc.	694	58,886
Penn National Gaming, Inc. (a)	3,133	270,597
Planet Fitness, Inc. (a)	1,737	134,843
Playa Hotels & Resorts NV (a)	1,222	7,271
PlayAGS, Inc. (a)	785	5,652
Red Robin Gourmet Burgers, Inc. (a)	310	5,961
Red Rock Resorts, Inc.	1,394	34,906
Ruth's Hospitality Group, Inc.	709	12,571
Scientific Games Corp. Class A (a)	1,209	50,161
SeaWorld Entertainment, Inc. (a)	1,092	34,496
Shake Shack, Inc. Class A (a)	751	63,670
Six Flags Entertainment Corp.	1,625	55,413
Texas Roadhouse, Inc. Class A	1,388	108,486
The Cheesecake Factory, Inc. (b)	886	32,835
Vail Resorts, Inc.	853	237,953
Wendy's Co.	3,799	83,274
Wingstop, Inc.	631	83,639
Wyndham Destinations, Inc.	1,820	81,645
Wyndham Hotels & Resorts, Inc.	1,976	117,453
		2,786,624
Household Durables - 1.6%
Beazer Homes U.S.A., Inc. (a)	604	9,151
Cavco Industries, Inc. (a)	180	31,581
Century Communities, Inc. (a)	607	26,574
Ethan Allen Interiors, Inc.	473	9,559
GoPro, Inc. Class A (a)(b)	2,606	21,578
Helen of Troy Ltd. (a)	538	119,538
Hooker Furniture Corp.	257	8,288
Installed Building Products, Inc. (a)	488	49,742
iRobot Corp. (a)(b)	603	48,415
KB Home	1,879	62,984
La-Z-Boy, Inc.	968	38,565
Leggett & Platt, Inc.	2,811	124,527
LGI Homes, Inc. (a)	476	50,385
Lovesac (a)(b)	219	9,437
M.D.C. Holdings, Inc.	1,100	53,460
M/I Homes, Inc. (a)	594	26,308
Meritage Homes Corp. (a)	803	66,504
Mohawk Industries, Inc. (a)	1,269	178,866
Newell Brands, Inc.	8,002	169,882
Skyline Champion Corp. (a)	1,104	34,158
Sonos, Inc. (a)	1,881	43,997
Taylor Morrison Home Corp. (a)	2,772	71,102
Tempur Sealy International, Inc. (a)	4,076	110,052
Toll Brothers, Inc.	2,442	106,154
TopBuild Corp. (a)	703	129,408
TRI Pointe Homes, Inc. (a)	2,675	46,144
Tupperware Brands Corp. (a)	1,037	33,588
Turtle Beach Corp. (a)	348	7,499
Universal Electronics, Inc. (a)	280	14,689
Whirlpool Corp.	1,327	239,510
ZAGG, Inc. (a)	548	2,285
		1,943,930
Internet & Direct Marketing Retail - 1.4%
1-800-FLOWERS.com, Inc. Class A (a)	557	14,482
Chewy, Inc. (a)(b)	1,603	144,094
Duluth Holdings, Inc. (a)	240	2,534
Etsy, Inc. (a)	2,678	476,443
Groupon, Inc. (a)	468	17,782
GrubHub, Inc. (a)	1,969	146,238
Lands' End, Inc. (a)	313	6,751
Magnite, Inc. (a)(b)	2,388	73,335
Overstock.com, Inc. (a)(b)	902	43,269
PetMed Express, Inc. (b)	457	14,651
Quotient Technology, Inc. (a)	1,701	16,023
Qurate Retail, Inc. Series A	8,243	90,426
Revolve Group, Inc. (a)	557	17,362
Shutterstock, Inc.	470	33,699
Stamps.com, Inc. (a)	388	76,122
Stitch Fix, Inc. (a)(b)	1,215	71,345
The RealReal, Inc. (a)	1,290	25,207
Wayfair LLC Class A (a)	1,545	348,876
		1,618,639
Leisure Products - 0.6%
Acushnet Holdings Corp.	708	28,702
American Outdoor Brands, Inc. (a)	335	5,705
Brunswick Corp.	1,667	127,092
Callaway Golf Co.	1,971	47,324
Clarus Corp.	523	8,050
Johnson Outdoors, Inc. Class A	146	16,444
Malibu Boats, Inc. Class A (a)	431	26,912
MasterCraft Boat Holdings, Inc. (a)	406	10,085
Mattel, Inc. (a)	7,389	128,938
Polaris, Inc.	1,233	117,480
Smith & Wesson Brands, Inc.	1,244	22,081
Sturm, Ruger & Co., Inc.	376	24,466
Vista Outdoor, Inc. (a)	1,230	29,225
YETI Holdings, Inc. (a)	1,595	109,210
		701,714
Multiline Retail - 0.3%
Big Lots, Inc.	753	32,326
Dillard's, Inc. Class A (b)	160	10,088
Kohl's Corp.	3,349	136,271
Macy's, Inc. (b)	6,507	73,204
Nordstrom, Inc. (b)	2,325	72,563
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	1,210	98,942
		423,394
Specialty Retail - 2.6%
Abercrombie & Fitch Co. Class A	1,316	26,794
Advance Auto Parts, Inc.	1,439	226,657
America's Car Mart, Inc. (a)	128	14,060
American Eagle Outfitters, Inc.	3,155	63,321
Asbury Automotive Group, Inc. (a)	414	60,336
At Home Group, Inc. (a)	1,118	17,284
AutoNation, Inc. (a)	1,249	87,168
Barnes & Noble Education, Inc. (a)	639	2,971
Bed Bath & Beyond, Inc. (b)	2,711	48,147
Boot Barn Holdings, Inc. (a)	619	26,840
Caleres, Inc.	781	12,223
Camping World Holdings, Inc.	789	20,553
Carvana Co. Class A (a)	1,199	287,208
Chico's FAS, Inc.	2,085	3,315
Citi Trends, Inc.	224	11,128
Conn's, Inc. (a)	372	4,349
Designer Brands, Inc. Class A	1,306	9,991
Dick's Sporting Goods, Inc.	1,404	78,919
Express, Inc. (a)(b)	1,146	1,043
Five Below, Inc. (a)	1,188	207,876
Floor & Decor Holdings, Inc. Class A (a)	2,209	205,106
Foot Locker, Inc.	2,221	89,817
GameStop Corp. Class A (a)(b)	1,150	21,666
Gap, Inc.	4,377	88,372
Genesco, Inc. (a)	320	9,629
Group 1 Automotive, Inc.	359	47,079
Guess?, Inc.	814	18,413
Haverty Furniture Companies, Inc.	368	10,183
Hibbett Sports, Inc. (a)	358	16,532
L Brands, Inc.	4,958	184,388
Lithia Motors, Inc. Class A (sub. vtg.)	555	162,432
Lumber Liquidators Holdings, Inc. (a)	604	18,567
MarineMax, Inc. (a)	482	16,884
Michaels Companies, Inc. (a)	1,555	20,231
Monro, Inc.	702	37,417
Murphy U.S.A., Inc.	565	73,942
National Vision Holdings, Inc. (a)	1,727	78,216
OneWater Marine, Inc. Class A	189	5,498
Party City Holdco, Inc. (a)	2,417	14,865
Penske Automotive Group, Inc.	682	40,504
Rent-A-Center, Inc.	1,022	39,132
RH (a)	332	148,577
Sally Beauty Holdings, Inc. (a)	2,329	30,370
Shoe Carnival, Inc. (b)	197	7,718
Signet Jewelers Ltd.	1,128	30,761
Sleep Number Corp. (a)	598	48,952
Sonic Automotive, Inc. Class A (sub. vtg.)	491	18,938
Sportsman's Warehouse Holdings, Inc. (a)	954	16,743
The Aaron's Co., Inc. (a)	715	13,556
The Buckle, Inc. (b)	606	17,695
The Cato Corp. Class A (sub. vtg.)	355	3,404
The Children's Place Retail Stores, Inc. (b)	307	15,381
The ODP Corp.	1,131	33,138
Tilly's, Inc.	503	4,104
Urban Outfitters, Inc. (a)	1,463	37,453
Williams-Sonoma, Inc.	1,627	165,694
Winmark Corp.	59	10,962
Zumiez, Inc. (a)	444	16,330
		3,028,832
Textiles, Apparel & Luxury Goods - 1.4%
Capri Holdings Ltd. (a)	3,197	134,274
Carter's, Inc.	925	87,015
Columbia Sportswear Co.	650	56,797
Crocs, Inc. (a)	1,437	90,042
Deckers Outdoor Corp. (a)	596	170,921
Fossil Group, Inc. (a)	969	8,401
G-III Apparel Group Ltd. (a)(b)	951	22,577
Hanesbrands, Inc.	7,390	107,746
Kontoor Brands, Inc.	989	40,114
Levi Strauss & Co. Class A	1,415	28,413
Movado Group, Inc.	380	6,316
Oxford Industries, Inc. (b)	364	23,846
PVH Corp.	1,509	141,680
Ralph Lauren Corp.	1,024	106,230
Rocky Brands, Inc.	162	4,547
Samsonite International SA (a)(d)	29,700	52,639
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	2,874	103,292
Steven Madden Ltd.	1,655	58,455
Tapestry, Inc.	5,882	182,813
Under Armour, Inc.:
Class A (sub. vtg.) (a)	4,703	80,751
Class C (non-vtg.) (a)	3,321	49,416
Unifi, Inc. (a)	329	5,836
Vera Bradley, Inc. (a)	451	3,590
Wolverine World Wide, Inc.	1,751	54,719
		1,620,430

TOTAL CONSUMER DISCRETIONARY		15,564,527

CONSUMER STAPLES - 3.3%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	194	192,892
Coca-Cola Bottling Co. Consolidated	98	26,094
Keurig Dr. Pepper, Inc.	12,203	390,496
MGP Ingredients, Inc. (b)	277	13,036
National Beverage Corp. (b)	254	21,565
Newage, Inc. (a)(b)	2,302	6,054
		650,137
Food & Staples Retailing - 0.7%
Andersons, Inc.	662	16,226
BJ's Wholesale Club Holdings, Inc. (a)	2,921	108,895
Casey's General Stores, Inc.	782	139,681
Chefs' Warehouse Holdings (a)	705	18,111
Grocery Outlet Holding Corp. (a)	1,830	71,828
Ingles Markets, Inc. Class A	287	12,243
Performance Food Group Co. (a)	2,833	134,879
PriceSmart, Inc.	499	45,454
Rite Aid Corp. (a)(b)	1,139	18,030
SpartanNash Co.	795	13,841
Sprouts Farmers Market LLC (a)	2,548	51,215
U.S. Foods Holding Corp. (a)	4,686	156,091
United Natural Foods, Inc. (a)(b)	1,225	19,563
Weis Markets, Inc. (b)	344	16,447
		822,504
Food Products - 1.5%
B&G Foods, Inc. Class A (b)	1,383	38,351
Beyond Meat, Inc. (a)(b)	1,053	131,625
Bunge Ltd.	2,958	193,986
Cal-Maine Foods, Inc. (a)	799	29,994
Calavo Growers, Inc.	350	24,301
Campbell Soup Co.	4,278	206,841
Darling Ingredients, Inc. (a)	3,443	198,592
Farmer Brothers Co. (a)	278	1,298
Flowers Foods, Inc.	4,161	94,163
Fresh Del Monte Produce, Inc.	647	15,573
Freshpet, Inc. (a)	865	122,821
Hostess Brands, Inc. Class A (a)	2,673	39,133
Ingredion, Inc.	1,422	111,869
J&J Snack Foods Corp.	313	48,631
John B. Sanfilippo & Son, Inc.	191	15,062
Lancaster Colony Corp.	411	75,513
Landec Corp. (a)	502	5,447
Pilgrim's Pride Corp. (a)	984	19,296
Post Holdings, Inc. (a)	1,298	131,111
Sanderson Farms, Inc.	424	56,053
Seaboard Corp.	5	15,155
The Hain Celestial Group, Inc. (a)	1,766	70,905
The Simply Good Foods Co. (a)	1,811	56,793
Tootsie Roll Industries, Inc. (b)	372	11,048
TreeHouse Foods, Inc. (a)	1,211	51,455
		1,765,016
Household Products - 0.2%
Central Garden & Pet Co. (a)	208	8,031
Central Garden & Pet Co. Class A (non-vtg.) (a)	813	29,536
Energizer Holdings, Inc.	1,246	52,556
Reynolds Consumer Products, Inc.	1,139	34,216
Spectrum Brands Holdings, Inc.	816	64,448
WD-40 Co.	292	77,579
		266,366
Personal Products - 0.3%
Coty, Inc. Class A	5,896	41,390
Edgewell Personal Care Co.	1,144	39,560
elf Beauty, Inc. (a)	797	20,076
Herbalife Nutrition Ltd. (a)	2,059	98,935
Inter Parfums, Inc.	379	22,926
LifeVantage Corp. (a)	197	1,836
MediFast, Inc.	255	50,067
Nu Skin Enterprises, Inc. Class A	1,093	59,711
USANA Health Sciences, Inc. (a)	247	19,044
		353,545
Tobacco - 0.1%
22nd Century Group, Inc. (a)(b)	2,944	6,477
Turning Point Brands, Inc.	267	11,898
Universal Corp.	493	23,965
Vector Group Ltd.	2,712	31,595
		73,935

TOTAL CONSUMER STAPLES		3,931,503

ENERGY - 2.0%
Energy Equipment & Services - 0.5%
Archrock, Inc.	2,647	22,923
Cactus, Inc.	1,041	27,139
Championx Corp. (a)	3,892	59,548
Core Laboratories NV	968	25,662
DMC Global, Inc.	304	13,148
Dril-Quip, Inc. (a)	718	21,267
Exterran Corp. (a)	480	2,122
Forum Energy Technologies, Inc. (a)	88	1,047
Frank's International NV (a)	2,481	6,798
Helix Energy Solutions Group, Inc. (a)	3,060	12,852
Helmerich & Payne, Inc.	2,264	52,434
Liberty Oilfield Services, Inc. Class A	1,321	13,620
Matrix Service Co. (a)	616	6,788
Nabors Industries Ltd.	134	7,803
National Oilwell Varco, Inc.	8,275	113,616
Newpark Resources, Inc. (a)	1,603	3,078
Nextier Oilfield Solutions, Inc. (a)	3,530	12,143
Oceaneering International, Inc. (a)	2,171	17,259
Oil States International, Inc. (a)	1,170	5,873
Patterson-UTI Energy, Inc.	4,004	21,061
ProPetro Holding Corp. (a)	1,762	13,021
RPC, Inc. (a)	1,274	4,013
Select Energy Services, Inc. Class A (a)	1,255	5,146
Solaris Oilfield Infrastructure, Inc. Class A	704	5,731
TechnipFMC PLC	8,999	84,591
Tidewater, Inc. (a)	880	7,603
Transocean Ltd. (United States) (a)	12,269	28,341
U.S. Silica Holdings, Inc.	1,620	11,372
		605,999
Oil, Gas & Consumable Fuels - 1.5%
Antero Resources Corp. (a)(b)	5,263	28,683
Arch Resources, Inc.	304	13,306
Ardmore Shipping Corp.	581	1,900
Berry Petroleum Corp.	1,510	5,557
Bonanza Creek Energy, Inc. (a)	421	8,138
Brigham Minerals, Inc. Class A	784	8,616
Cabot Oil & Gas Corp.	8,493	138,266
Callon Petroleum Co. (a)	812	10,686
Centennial Resource Development, Inc. Class A (a)	3,498	5,247
Cimarex Energy Co.	2,181	81,809
Clean Energy Fuels Corp. (a)	2,544	19,996
CNX Resources Corp. (a)	4,695	50,706
CONSOL Energy, Inc. (a)	530	3,821
Continental Resources, Inc.	1,343	21,891
CVR Energy, Inc.	638	9,506
Delek U.S. Holdings, Inc.	1,265	20,329
Devon Energy Corp.	8,165	129,089
Diamond S Shipping, Inc. (a)	574	3,823
EQT Corp.	5,891	74,875
Equitrans Midstream Corp.	8,684	69,819
Falcon Minerals Corp.	631	1,988
Green Plains, Inc.	680	8,956
Highpoint Resources, Inc. (a)(b)	41	376
HollyFrontier Corp.	3,185	82,332
International Seaways, Inc.	569	9,292
Kosmos Energy Ltd.	8,548	20,088
Laredo Petroleum, Inc. (a)	162	3,191
Magnolia Oil & Gas Corp. Class A (a)	2,584	18,243
Marathon Oil Corp.	16,843	112,343
Matador Resources Co. (a)	2,305	27,798
Murphy Oil Corp.	3,049	36,893
National Energy Services Reunited Corp. (a)	631	6,266
Northern Oil & Gas, Inc. (a)	583	5,107
Ovintiv, Inc.	5,540	79,554
Par Pacific Holdings, Inc. (a)	897	12,540
Parsley Energy, Inc. Class A	6,533	92,769
PBF Energy, Inc. Class A	2,094	14,867
PDC Energy, Inc. (a)	2,088	42,867
Peabody Energy Corp. (a)	1,739	4,191
Penn Virginia Corp. (a)	376	3,816
QEP Resources, Inc.	5,243	12,531
Range Resources Corp. (b)	5,383	36,066
Renewable Energy Group, Inc. (a)(b)	846	59,914
Rex American Resources Corp. (a)	120	8,816
Ring Energy, Inc. (a)(b)	1,068	705
SM Energy Co.	2,171	13,287
Southwestern Energy Co. (a)	13,517	40,281
Talos Energy, Inc. (a)	500	4,120
Targa Resources Corp.	4,870	128,471
Teekay Corp. (a)(b)	2,120	4,558
Teekay Tankers Ltd. (a)	468	5,153
Tellurian, Inc. (a)	3,306	4,232
W&T Offshore, Inc. (a)(b)	1,710	3,711
World Fuel Services Corp.	1,333	41,536
WPX Energy, Inc. (a)	8,640	70,416
		1,723,337

TOTAL ENERGY		2,329,336

FINANCIALS - 12.2%
Banks - 5.2%
1st Source Corp.	376	15,153
Allegiance Bancshares, Inc.	425	14,505
Amalgamated Bank	519	7,131
Amerant Bancorp, Inc. Class A (a)	390	5,928
Ameris Bancorp	1,493	56,839
Associated Banc-Corp.	3,290	56,095
Atlantic Capital Bancshares, Inc. (a)	394	6,272
Atlantic Union Bankshares Corp.	1,688	55,603
Banc of California, Inc.	908	13,357
BancFirst Corp.	401	23,539
Bancorp, Inc., Delaware (a)	1,043	14,237
BancorpSouth Bank	2,065	56,664
Bank of Hawaii Corp.	843	64,591
Bank OZK	2,576	80,552
BankUnited, Inc.	1,970	68,517
Banner Corp.	743	34,616
Berkshire Hills Bancorp, Inc.	1,077	18,438
BOK Financial Corp.	641	43,896
Boston Private Financial Holdings, Inc.	1,640	13,858
Bridge Bancorp, Inc.	375	9,068
Brookline Bancorp, Inc., Delaware	1,610	19,384
Bryn Mawr Bank Corp.	389	11,901
Byline Bancorp, Inc.	531	8,204
Cadence Bancorp Class A	2,635	43,267
Camden National Corp.	342	12,237
Carter Bankshares, Inc.	532	5,703
Cathay General Bancorp	1,561	50,249
Central Pacific Financial Corp.	597	11,349
CIT Group, Inc.	2,101	75,426
City Holding Co.	324	22,534
Columbia Banking Systems, Inc.	1,536	55,142
Comerica, Inc.	2,960	165,346
Commerce Bancshares, Inc.	2,239	147,102
Community Bank System, Inc.	1,145	71,345
Community Trust Bancorp, Inc.	299	11,078
ConnectOne Bancorp, Inc.	700	13,853
Cullen/Frost Bankers, Inc.	1,191	103,891
Customers Bancorp, Inc. (a)	585	10,635
CVB Financial Corp.	2,732	53,274
Eagle Bancorp, Inc.	670	27,671
East West Bancorp, Inc.	3,011	152,688
Enterprise Financial Services Corp.	641	22,403
Equity Bancshares, Inc. (a)	302	6,520
FB Financial Corp.	665	23,095
First Bancorp, North Carolina	593	20,061
First Bancorp, Puerto Rico	4,626	42,652
First Bancshares, Inc.	436	13,464
First Busey Corp.	1,094	23,576
First Citizens Bancshares, Inc.	154	88,438
First Commonwealth Financial Corp.	1,978	21,639
First Financial Bancorp, Ohio	2,058	36,077
First Financial Bankshares, Inc.	3,033	109,719
First Financial Corp., Indiana	251	9,751
First Foundation, Inc.	863	17,260
First Hawaiian, Inc.	2,739	64,586
First Horizon National Corp.	11,819	150,810
First Interstate Bancsystem, Inc.	735	29,966
First Merchants Corp.	1,134	42,423
First Midwest Bancorp, Inc., Delaware	2,395	38,128
Flushing Financial Corp.	626	10,417
FNB Corp., Pennsylvania	6,899	65,541
Fulton Financial Corp.	3,373	42,905
German American Bancorp, Inc.	517	17,108
Glacier Bancorp, Inc.	2,033	93,538
Great Southern Bancorp, Inc.	225	11,003
Great Western Bancorp, Inc.	1,185	24,767
Hancock Whitney Corp.	1,846	62,801
Hanmi Financial Corp.	675	7,655
HarborOne Bancorp, Inc.	1,199	13,021
Heartland Financial U.S.A., Inc.	703	28,380
Heritage Commerce Corp.	1,259	11,167
Heritage Financial Corp., Washington	742	17,355
Hilltop Holdings, Inc.	1,350	37,139
Home Bancshares, Inc.	3,250	63,310
Hope Bancorp, Inc.	2,565	27,984
Horizon Bancorp, Inc. Indiana	748	11,863
Independent Bank Corp.	461	8,515
Independent Bank Corp., Massachusetts	689	50,325
Independent Bank Group, Inc.	794	49,641
International Bancshares Corp.	1,159	43,393
Investors Bancorp, Inc.	4,874	51,469
Lakeland Bancorp, Inc.	1,015	12,891
Lakeland Financial Corp.	558	29,898
Live Oak Bancshares, Inc.	614	29,140
Mercantile Bank Corp.	350	9,510
Midland States Bancorp, Inc.	429	7,666
MidWestOne Financial Group, Inc.	322	7,889
National Bank Holdings Corp.	674	22,080
NBT Bancorp, Inc.	894	28,697
Nicolet Bankshares, Inc. (a)	184	12,208
OceanFirst Financial Corp.	1,300	24,219
OFG Bancorp	1,051	19,486
Old National Bancorp, Indiana	3,532	58,490
Origin Bancorp, Inc.	433	12,024
Pacific Premier Bancorp, Inc.	2,025	63,443
PacWest Bancorp	2,488	63,195
Park National Corp.	305	32,028
Peapack-Gladstone Financial Corp.	344	7,829
Peoples Bancorp, Inc.	368	9,969
Peoples United Financial, Inc.	9,047	116,978
Pinnacle Financial Partners, Inc.	1,615	104,006
Popular, Inc.	1,792	100,925
Preferred Bank, Los Angeles	285	14,384
Prosperity Bancshares, Inc.	1,968	136,500
QCR Holdings, Inc.	296	11,719
Renasant Corp.	1,179	39,709
S&T Bancorp, Inc.	806	20,021
Sandy Spring Bancorp, Inc.	1,017	32,737
Seacoast Banking Corp., Florida (a)	1,196	35,222
ServisFirst Bancshares, Inc.	1,011	40,733
Signature Bank	1,139	154,095
Simmons First National Corp. Class A	2,265	48,901
South State Corp.	1,510	109,173
Southside Bancshares, Inc.	635	19,704
Sterling Bancorp	4,164	74,869
Stock Yards Bancorp, Inc.	439	17,771
Synovus Financial Corp.	3,150	101,966
TCF Financial Corp.	3,253	120,426
Texas Capital Bancshares, Inc. (a)	1,066	63,427
Tompkins Financial Corp.	251	17,721
TowneBank	1,400	32,872
Trico Bancshares	560	19,757
TriState Capital Holdings, Inc. (a)	607	10,562
Triumph Bancorp, Inc. (a)	488	23,692
Trustmark Corp.	1,329	36,295
UMB Financial Corp.	925	63,816
Umpqua Holdings Corp.	4,698	71,128
United Bankshares, Inc., West Virginia	2,764	89,554
United Community Bank, Inc.	1,866	53,069
Univest Corp. of Pennsylvania	612	12,595
Valley National Bancorp	8,611	83,957
Veritex Holdings, Inc.	1,056	27,097
Washington Trust Bancorp, Inc.	383	17,158
Webster Financial Corp.	1,921	80,970
WesBanco, Inc.	1,417	42,453
Westamerica Bancorp.	583	32,234
Western Alliance Bancorp.	2,145	128,593
Wintrust Financial Corp.	1,231	75,202
Zions Bancorp NA	3,491	151,649
		6,125,305
Capital Markets - 2.0%
Affiliated Managers Group, Inc.	965	98,141
Artisan Partners Asset Management, Inc.	1,234	62,120
Assetmark Financial Holdings, Inc. (a)	379	9,172
B. Riley Financial, Inc.	349	15,433
BGC Partners, Inc. Class A	6,505	26,020
Blucora, Inc. (a)	990	15,751
BrightSphere Investment Group, Inc.	1,281	24,698
Cohen & Steers, Inc.	492	36,556
Cowen Group, Inc. Class A	569	14,788
Diamond Hill Investment Group, Inc.	65	9,703
Donnelley Financial Solutions, Inc. (a)	624	10,589
Eaton Vance Corp. (non-vtg.)	2,426	164,798
Evercore, Inc. Class A	866	94,948
Federated Hermes, Inc. Class B (non-vtg.)	2,024	58,473
Focus Financial Partners, Inc. Class A (a)	717	31,190
Franklin Resources, Inc.	5,776	144,342
Greenhill & Co., Inc.	262	3,181
Hamilton Lane, Inc. Class A	652	50,889
Houlihan Lokey	1,103	74,155
Interactive Brokers Group, Inc.	1,720	104,782
Invesco Ltd.	8,002	139,475
Janus Henderson Group PLC	3,159	102,699
Lazard Ltd. Class A	2,390	101,097
LPL Financial	1,683	175,402
Moelis & Co. Class A	1,179	55,130
Morningstar, Inc.	454	105,133
Oppenheimer Holdings, Inc. Class A (non-vtg.)	213	6,695
Piper Jaffray Companies	286	28,857
PJT Partners, Inc.	506	38,077
Sculptor Capital Management, Inc. Class A	345	5,244
SEI Investments Co.	2,542	146,089
Stifel Financial Corp.	2,190	110,507
StoneX Group, Inc. (a)	334	19,339
Tradeweb Markets, Inc. Class A	1,936	120,903
Victory Capital Holdings, Inc.	357	8,857
Virtu Financial, Inc. Class A	1,755	44,173
Virtus Investment Partners, Inc.	155	33,635
Waddell & Reed Financial, Inc. Class A	1,350	34,385
WisdomTree Investments, Inc.	2,357	12,610
		2,338,036
Consumer Finance - 0.6%
Credit Acceptance Corp. (a)(b)	259	89,650
CURO Group Holdings Corp.	343	4,915
Encore Capital Group, Inc. (a)(b)	673	26,213
Enova International, Inc. (a)	771	19,098
EZCORP, Inc. (non-vtg.) Class A (a)	1,002	4,800
First Cash Financial Services, Inc.	874	61,215
Green Dot Corp. Class A (a)	1,158	64,616
LendingClub Corp. (a)	1,642	17,340
LendingTree, Inc. (a)	231	63,245
Navient Corp.	3,958	38,868
Nelnet, Inc. Class A	449	31,987
OneMain Holdings, Inc.	1,608	77,441
PRA Group, Inc. (a)	954	37,836
PROG Holdings, Inc.	1,441	77,627
Regional Management Corp.	207	6,181
Santander Consumer U.S.A. Holdings, Inc.	1,507	33,184
SLM Corp.	7,996	99,070
World Acceptance Corp. (a)	91	9,302
		762,588
Diversified Financial Services - 0.3%
Cannae Holdings, Inc. (a)	1,836	81,280
Jefferies Financial Group, Inc.	4,361	107,281
Voya Financial, Inc.	2,676	157,376
		345,937
Insurance - 2.5%
AMBAC Financial Group, Inc. (a)	992	15,257
American Equity Investment Life Holding Co.	1,976	54,656
American Financial Group, Inc.	1,492	130,729
American National Group, Inc.	183	17,590
Amerisafe, Inc.	418	24,006
Argo Group International Holdings, Ltd.	741	32,382
Assurant, Inc.	1,258	171,365
Assured Guaranty Ltd.	1,689	53,187
Athene Holding Ltd. (a)	2,637	113,760
Axis Capital Holdings Ltd.	1,700	85,663
Brighthouse Financial, Inc. (a)	1,903	68,898
CNO Financial Group, Inc.	2,972	66,068
eHealth, Inc. (a)	547	38,624
Employers Holdings, Inc.	603	19,411
Enstar Group Ltd. (a)	280	57,369
Erie Indemnity Co. Class A	529	129,922
First American Financial Corp.	2,369	122,311
Genworth Financial, Inc. Class A (a)	10,900	41,202
Goosehead Insurance	348	43,416
Greenlight Capital Re, Ltd. (a)	525	3,838
Hallmark Financial Services, Inc. (a)	223	794
Hanover Insurance Group, Inc.	790	92,367
HCI Group, Inc.	140	7,322
Heritage Insurance Holdings, Inc.	475	4,812
Horace Mann Educators Corp.	873	36,701
James River Group Holdings Ltd.	661	32,488
Kemper Corp.	1,305	100,263
Kinsale Capital Group, Inc.	455	91,059
MBIA, Inc. (a)	919	6,047
Mercury General Corp.	556	29,029
National General Holdings Corp.	1,428	48,809
National Western Life Group, Inc.	48	9,909
Old Republic International Corp.	5,989	118,043
Palomar Holdings, Inc. (a)	456	40,511
Primerica, Inc.	836	111,965
ProAssurance Corp.	1,107	19,694
ProSight Global, Inc. (a)	139	1,783
Reinsurance Group of America, Inc.	1,442	167,128
RenaissanceRe Holdings Ltd.	1,079	178,920
RLI Corp.	844	87,903
Safety Insurance Group, Inc.	292	22,747
Selective Insurance Group, Inc.	1,274	85,333
State Auto Financial Corp.	378	6,706
Stewart Information Services Corp.	564	27,275
Third Point Reinsurance Ltd. (a)	1,707	16,251
Trupanion, Inc. (a)	698	83,558
United Fire Group, Inc.	442	11,094
United Insurance Holdings Corp.	327	1,870
Universal Insurance Holdings, Inc.	550	8,311
Unum Group	4,332	99,376
White Mountains Insurance Group Ltd.	66	66,044
		2,903,766
Mortgage Real Estate Investment Trusts - 0.7%
AG Mortgage Investment Trust, Inc.	1,051	3,100
Anworth Mortgage Asset Corp.	2,334	6,325
Apollo Commercial Real Estate Finance, Inc.	2,809	31,377
Ares Commercial Real Estate Corp.	761	9,064
Arlington Asset Investment Corp.	734	2,775
Armour Residential REIT, Inc.	1,425	15,376
Blackstone Mortgage Trust, Inc.	3,129	86,141
Capstead Mortgage Corp.	2,014	11,701
Cherry Hill Mortgage Investment Corp.	291	2,660
Chimera Investment Corp.	4,875	49,969
Colony NorthStar Credit Real Estate, Inc.	1,700	12,750
Dynex Capital, Inc.	540	9,612
Exantas Capital Corp.	576	2,298
Granite Point Mortgage Trust, Inc.	1,143	11,419
Great Ajax Corp.	489	5,115
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,611	102,186
Invesco Mortgage Capital, Inc. (b)	3,683	12,449
KKR Real Estate Finance Trust, Inc.	605	10,842
Ladder Capital Corp. Class A	2,490	24,352
MFA Financial, Inc.	9,581	37,270
New Residential Investment Corp.	8,854	88,009
New York Mortgage Trust, Inc.	8,202	30,265
Orchid Island Capital, Inc.	1,782	9,302
PennyMac Mortgage Investment Trust	2,098	36,904
Ready Capital Corp.	830	10,334
Redwood Trust, Inc.	2,359	20,712
Starwood Property Trust, Inc.	6,086	117,460
TPG RE Finance Trust, Inc.	1,214	12,893
Two Harbors Investment Corp.	5,910	37,647
Western Asset Mortgage Capital Corp. (b)	1,420	4,629
		814,936
Thrifts & Mortgage Finance - 0.9%
Axos Financial, Inc. (a)	1,086	40,758
Capitol Federal Financial, Inc.	2,731	34,138
Columbia Financial, Inc. (a)	978	15,218
Dime Community Bancshares, Inc.	629	9,919
Essent Group Ltd.	2,409	104,069
Farmer Mac Class C (non-vtg.)	162	12,029
Flagstar Bancorp, Inc.	1,001	40,801
HomeStreet, Inc.	449	15,154
Kearny Financial Corp.	1,663	17,561
Meridian Bancorp, Inc. Maryland	1,099	16,386
Meta Financial Group, Inc.	728	26,616
MGIC Investment Corp.	7,264	91,163
Mr. Cooper Group, Inc. (a)	1,517	47,073
New York Community Bancorp, Inc.	9,885	104,287
NMI Holdings, Inc. (a)	1,795	40,657
Northfield Bancorp, Inc.	943	11,627
Northwest Bancshares, Inc.	2,816	35,876
Pennymac Financial Services, Inc.	879	57,680
Premier Financial Corp.	781	17,963
Provident Financial Services, Inc.	1,520	27,299
Radian Group, Inc.	4,099	83,005
Rocket Cos., Inc. (a)(b)	2,432	49,175
TFS Financial Corp.	989	17,436
Trustco Bank Corp., New York	1,982	13,220
Walker & Dunlop, Inc.	616	56,684
Washington Federal, Inc.	1,579	40,643
Waterstone Financial, Inc.	407	7,660
WSFS Financial Corp.	1,062	47,663
		1,081,760

TOTAL FINANCIALS		14,372,328

HEALTH CARE - 16.1%
Biotechnology - 6.5%
89Bio, Inc. (a)	163	3,972
Abeona Therapeutics, Inc. (a)	1,010	1,586
ACADIA Pharmaceuticals, Inc. (a)	2,467	131,886
Acceleron Pharma, Inc. (a)	1,115	142,653
Acorda Therapeutics, Inc. (a)(b)	1,048	723
Adamas Pharmaceuticals, Inc. (a)	554	2,399
ADMA Biologics, Inc. (a)(b)	1,669	3,255
Adverum Biotechnologies, Inc. (a)	1,856	20,119
Agenus, Inc. (a)(b)	3,486	11,085
Agios Pharmaceuticals, Inc. (a)	1,232	53,383
Akebia Therapeutics, Inc. (a)(b)	3,173	8,884
Akero Therapeutics, Inc. (a)	359	9,262
Albireo Pharma, Inc. (a)	384	14,404
Aldeyra Therapeutics, Inc. (a)	746	5,118
Alector, Inc. (a)	1,116	16,885
Alkermes PLC (a)	3,393	67,690
Allakos, Inc. (a)(b)	670	93,800
Allogene Therapeutics, Inc. (a)(b)	1,386	34,983
Amicus Therapeutics, Inc. (a)	5,554	128,242
AnaptysBio, Inc. (a)	437	9,396
Anavex Life Sciences Corp.(a)(b)	1,365	7,371
Anika Therapeutics, Inc. (a)	282	12,763
Apellis Pharmaceuticals, Inc. (a)	1,180	67,496
Arcus Biosciences, Inc. (a)	925	24,013
Arcutis Biotherapeutics, Inc. (a)	465	13,080
Ardelyx, Inc. (a)	1,365	8,832
Arena Pharmaceuticals, Inc. (a)	1,240	95,269
Arrowhead Pharmaceuticals, Inc. (a)	2,182	167,425
Assembly Biosciences, Inc. (a)	566	3,424
Atara Biotherapeutics, Inc. (a)	1,629	31,977
Athenex, Inc. (a)	1,548	17,121
Avid Bioservices, Inc. (a)	1,073	12,382
AVROBIO, Inc. (a)	675	9,410
Beam Therapeutics, Inc. (b)	568	46,372
BioCryst Pharmaceuticals, Inc. (a)(b)	3,818	28,444
Biohaven Pharmaceutical Holding Co. Ltd. (a)	1,084	92,910
Black Diamond Therapeutics, Inc. (a)	324	10,384
bluebird bio, Inc. (a)	1,416	61,270
Blueprint Medicines Corp. (a)	1,185	132,898
Bridgebio Pharma, Inc. (a)(b)	1,641	116,692
Calithera Biosciences, Inc. (a)	1,463	7,183
CareDx, Inc. (a)	1,053	76,290
Catalyst Biosciences, Inc. (a)	549	3,464
Catalyst Pharmaceutical Partners, Inc. (a)	2,042	6,820
Cel-Sci Corp. (a)(b)	792	9,235
ChemoCentryx, Inc. (a)	1,049	64,954
Clovis Oncology, Inc. (a)(b)	1,928	9,254
Coherus BioSciences, Inc. (a)	1,399	24,315
Concert Pharmaceuticals, Inc. (a)	507	6,408
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	2,016	2,520
Cortexyme, Inc. (a)	261	7,251
Cue Biopharma, Inc. (a)	509	6,368
Cytokinetics, Inc. (a)	1,480	30,754
CytomX Therapeutics, Inc. (a)	947	6,203
Deciphera Pharmaceuticals, Inc. (a)	828	47,254
Denali Therapeutics, Inc. (a)	1,707	142,978
Dicerna Pharmaceuticals, Inc. (a)	1,373	30,247
Dynavax Technologies Corp. (a)(b)	1,973	8,780
Eagle Pharmaceuticals, Inc. (a)	236	10,991
Editas Medicine, Inc. (a)(b)	1,325	92,896
Eiger Biopharmaceuticals, Inc. (a)	687	8,443
Emergent BioSolutions, Inc. (a)	960	86,016
Enanta Pharmaceuticals, Inc. (a)	374	15,745
Epizyme, Inc. (a)	1,992	21,633
Esperion Therapeutics, Inc. (a)(b)	589	15,314
Exelixis, Inc. (a)	6,606	132,582
Fate Therapeutics, Inc. (a)	1,558	141,669
FibroGen, Inc. (a)	1,787	66,280
Five Prime Therapeutics, Inc. (a)	949	16,142
Flexion Therapeutics, Inc. (a)(b)	897	10,351
G1 Therapeutics, Inc. (a)	601	10,812
Geron Corp. (a)(b)	6,406	10,186
Global Blood Therapeutics, Inc. (a)	1,301	56,346
GlycoMimetics, Inc. (a)	694	2,609
Gossamer Bio, Inc. (a)(b)	984	9,515
Gritstone Oncology, Inc. (a)(b)	327	1,288
Halozyme Therapeutics, Inc. (a)	2,705	115,531
Heron Therapeutics, Inc. (a)	1,763	37,314
Homology Medicines, Inc. (a)	751	8,479
ImmunoGen, Inc. (a)	3,940	25,413
Inovio Pharmaceuticals, Inc. (a)(b)	3,562	31,524
Insmed, Inc. (a)	2,171	72,273
Intellia Therapeutics, Inc. (a)(b)	1,257	68,381
Intercept Pharmaceuticals, Inc. (a)(b)	543	13,412
Invitae Corp. (a)(b)	3,420	142,990
Ionis Pharmaceuticals, Inc. (a)	2,975	168,207
Iovance Biotherapeutics, Inc. (a)	2,930	135,952
Ironwood Pharmaceuticals, Inc. Class A (a)	3,336	37,997
Jounce Therapeutics, Inc. (a)	279	1,953
Kadmon Holdings, Inc. (a)	3,438	14,268
Kalvista Pharmaceuticals, Inc. (a)	280	5,317
Karuna Therapeutics, Inc. (a)	341	34,642
Karyopharm Therapeutics, Inc. (a)(b)	1,302	20,155
Keros Therapeutics, Inc.	131	9,241
Kiniksa Pharmaceuticals Ltd. (a)(b)	510	9,012
Kodiak Sciences, Inc. (a)	669	98,283
Krystal Biotech, Inc. (a)	321	19,260
Kura Oncology, Inc. (a)	1,395	45,561
La Jolla Pharmaceutical Co. (a)(b)	342	1,327
Ligand Pharmaceuticals, Inc. Class B (a)(b)	346	34,410
Macrogenics, Inc. (a)	1,187	27,135
Madrigal Pharmaceuticals, Inc. (a)(b)	189	21,011
MannKind Corp. (a)	4,754	14,880
Minerva Neurosciences, Inc. (a)	559	1,308
Mirati Therapeutics, Inc. (a)	962	211,294
Moderna, Inc. (a)	6,382	666,728
Molecular Templates, Inc. (a)	800	7,512
Myriad Genetics, Inc. (a)	1,612	31,877
Natera, Inc. (a)	1,652	164,407
Neurocrine Biosciences, Inc. (a)	1,986	190,358
NextCure, Inc. (a)	286	3,117
Novavax, Inc. (a)	1,244	138,718
Opko Health, Inc. (a)(b)	9,097	35,933
ORIC Pharmaceuticals, Inc. (a)	311	10,527
Passage Bio, Inc.	364	9,307
PDL BioPharma, Inc. (a)(b)	2,200	5,434
PhaseBio Pharmaceuticals, Inc. (a)(b)	264	887
Pieris Pharmaceuticals, Inc. (a)	1,315	3,288
Precigen, Inc. (a)(b)	1,528	15,586
Protagonist Therapeutics, Inc. (a)	723	14,576
Prothena Corp. PLC (a)	495	5,945
PTC Therapeutics, Inc. (a)	1,456	88,860
Puma Biotechnology, Inc. (a)(b)	694	7,120
Radius Health, Inc. (a)	965	17,235
Recro Pharma, Inc. (a)	271	772
REGENXBIO, Inc. (a)	636	28,849
Repligen Corp. (a)	1,069	204,852
Revolution Medicines, Inc.	859	34,008
Rhythm Pharmaceuticals, Inc. (a)(b)	632	18,789
Rigel Pharmaceuticals, Inc. (a)	3,561	12,464
Rocket Pharmaceuticals, Inc. (a)(b)	903	49,521
Rubius Therapeutics, Inc. (a)(b)	781	5,928
Sage Therapeutics, Inc. (a)	1,109	95,940
Sangamo Therapeutics, Inc. (a)	2,508	39,137
Sarepta Therapeutics, Inc. (a)	1,676	285,741
Sesen Bio, Inc. (a)	2,765	3,733
Sorrento Therapeutics, Inc. (a)(b)	4,604	31,422
Spectrum Pharmaceuticals, Inc. (a)	3,186	10,864
Stoke Therapeutics, Inc. (a)	413	25,577
Syndax Pharmaceuticals, Inc. (a)	653	14,523
Syros Pharmaceuticals, Inc. (a)	728	7,899
TCR2 Therapeutics, Inc. (a)	515	15,929
TG Therapeutics, Inc. (a)	2,293	119,282
Translate Bio, Inc. (a)	1,476	27,203
Travere Therapeutics, Inc. (a)	980	26,710
Turning Point Therapeutics, Inc. (a)	902	109,909
Twist Bioscience Corp. (a)	876	123,770
Ultragenyx Pharmaceutical, Inc. (a)	1,322	183,004
United Therapeutics Corp. (a)	945	143,442
UNITY Biotechnology, Inc. (a)(b)	783	4,103
Vanda Pharmaceuticals, Inc. (a)	1,207	15,860
Veracyte, Inc. (a)	1,241	60,735
Verastem, Inc. (a)	3,368	7,174
Vericel Corp. (a)	959	29,614
Viking Therapeutics, Inc. (a)(b)	1,232	6,936
Voyager Therapeutics, Inc. (a)	591	4,226
Xbiotech, Inc. (a)	303	4,742
Xencor, Inc. (a)	1,234	53,839
XOMA Corp. (a)	220	9,709
Y-mAbs Therapeutics, Inc. (a)	545	26,983
Zentalis Pharmaceuticals, Inc. (b)	310	16,101
ZIOPHARM Oncology, Inc. (a)(b)	4,386	11,053
		7,632,642
Health Care Equipment & Supplies - 2.8%
Abiomed, Inc. (a)	959	310,908
Accelerate Diagnostics, Inc. (a)(b)	727	5,511
Accuray, Inc. (a)	1,941	8,094
Alphatec Holdings, Inc. (a)	1,167	16,945
Angiodynamics, Inc. (a)	771	11,819
Antares Pharma, Inc. (a)	3,213	12,820
Atricure, Inc. (a)	971	54,056
Atrion Corp.	29	18,625
Avanos Medical, Inc. (a)	1,029	47,211
AxoGen, Inc. (a)	726	12,995
Axonics Modulation Technologies, Inc. (a)	638	31,849
BioLife Solutions, Inc. (a)	550	21,940
Cantel Medical Corp.	791	62,378
Cardiovascular Systems, Inc. (a)	845	36,977
Cerus Corp. (a)	3,545	24,531
CONMED Corp.	609	68,208
Cryolife, Inc. (a)	793	18,723
CryoPort, Inc. (a)(b)	841	36,903
Cutera, Inc. (a)	387	9,331
Genmark Diagnostics, Inc. (a)	1,498	21,871
Glaukos Corp. (a)	960	72,250
Globus Medical, Inc. (a)	1,620	105,656
Haemonetics Corp. (a)	1,078	128,013
Heska Corp. (a)	187	27,237
Hill-Rom Holdings, Inc.	1,416	138,726
ICU Medical, Inc. (a)	415	89,013
Inogen, Inc. (a)	375	16,755
Integer Holdings Corp. (a)	704	57,158
Integra LifeSciences Holdings Corp. (a)	1,503	97,575
IntriCon Corp. (a)	149	2,697
Invacare Corp.	658	5,889
IRadimed Corp. (a)	92	2,098
iRhythm Technologies, Inc. (a)	613	145,410
Lantheus Holdings, Inc. (a)	1,369	18,468
LeMaitre Vascular, Inc.	339	13,730
LENSAR, Inc. (a)	321	2,327
LivaNova PLC (a)	1,034	68,461
Masimo Corp. (a)	1,075	288,509
Meridian Bioscience, Inc. (a)	905	16,914
Merit Medical Systems, Inc. (a)	1,050	58,286
Mesa Laboratories, Inc.	101	28,951
Natus Medical, Inc. (a)	728	14,589
Neogen Corp. (a)	1,124	89,133
Nevro Corp. (a)	731	126,536
NuVasive, Inc. (a)	1,094	61,625
OraSure Technologies, Inc. (a)	1,488	15,750
Orthofix International NV (a)	400	17,192
OrthoPediatrics Corp. (a)(b)	298	12,293
Penumbra, Inc. (a)	719	125,825
Quidel Corp. (a)	813	146,055
Seaspine Holdings Corp. (a)	478	8,341
Senseonics Holdings, Inc. (a)(b)	4,314	3,761
Shockwave Medical, Inc. (a)	668	69,285
SI-BONE, Inc. (a)	573	17,133
Sientra, Inc. (a)	1,033	4,018
Silk Road Medical, Inc. (a)	711	44,779
Staar Surgical Co. (a)	985	78,032
SurModics, Inc. (a)	273	11,881
Tactile Systems Technology, Inc. (a)(b)	417	18,740
Tandem Diabetes Care, Inc. (a)	1,324	126,680
TransMedics Group, Inc. (a)	538	10,706
Vapotherm, Inc. (a)(b)	446	11,980
Varex Imaging Corp. (a)	791	13,194
ViewRay, Inc. (a)	2,187	8,354
Zynex, Inc. (a)(b)	436	5,869
		3,257,569
Health Care Providers & Services - 2.3%
1Life Healthcare, Inc. (a)	1,619	70,669
Acadia Healthcare Co., Inc. (a)	1,890	94,991
Addus HomeCare Corp. (a)	316	37,000
Amedisys, Inc. (a)	697	204,451
American Renal Associates Holdings, Inc. (a)	246	2,817
AMN Healthcare Services, Inc. (a)	1,002	68,387
Apollo Medical Holdings, Inc. (a)	245	4,476
BioTelemetry, Inc. (a)	729	52,546
Brookdale Senior Living, Inc. (a)	3,951	17,503
Castle Biosciences, Inc. (a)	368	24,711
Chemed Corp.	338	180,022
Community Health Systems, Inc. (a)	2,496	18,545
Corvel Corp. (a)	190	20,140
Covetrus, Inc. (a)	2,128	61,159
Cross Country Healthcare, Inc. (a)	704	6,244
DaVita HealthCare Partners, Inc. (a)	1,566	183,848
Encompass Health Corp.	2,108	174,311
Guardant Health, Inc. (a)	1,804	232,500
Hanger, Inc. (a)	787	17,306
HealthEquity, Inc. (a)	1,634	113,906
LHC Group, Inc. (a)	672	143,351
Magellan Health Services, Inc. (a)	474	39,266
MEDNAX, Inc. (a)	1,782	43,730
Molina Healthcare, Inc. (a)	1,258	267,551
National Healthcare Corp.	255	16,935
National Research Corp. Class A	259	11,072
Option Care Health, Inc. (a)	1,323	20,692
Owens & Minor, Inc.	1,554	42,036
Patterson Companies, Inc.	1,858	55,053
Pennant Group, Inc. (a)	546	31,701
PetIQ, Inc. Class A (a)(b)	465	17,879
Premier, Inc.	1,514	53,141
Providence Service Corp. (a)	270	37,430
R1 RCM, Inc. (a)	2,459	59,065
RadNet, Inc. (a)	901	17,633
Select Medical Holdings Corp. (a)	2,264	62,622
Surgery Partners, Inc. (a)	432	12,532
Tenet Healthcare Corp. (a)	2,242	89,523
The Ensign Group, Inc.	1,084	79,045
The Joint Corp. (a)	307	8,062
Tivity Health, Inc. (a)	809	15,848
Triple-S Management Corp. (a)	503	10,739
U.S. Physical Therapy, Inc.	275	33,069
		2,753,507
Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc. (a)	3,340	48,230
Change Healthcare, Inc. (a)	4,837	90,210
Computer Programs & Systems, Inc.	285	7,649
Evolent Health, Inc. (a)	1,652	26,482
Health Catalyst, Inc. (a)	674	29,339
HealthStream, Inc. (a)	521	11,379
HMS Holdings Corp. (a)	1,890	69,458
Inovalon Holdings, Inc. Class A (a)	1,651	29,999
Inspire Medical Systems, Inc. (a)	573	107,776
Nextgen Healthcare, Inc. (a)	1,130	20,611
Omnicell, Inc. (a)	904	108,498
OptimizeRx Corp. (a)	263	8,195
Phreesia, Inc. (a)	640	34,726
Schrodinger, Inc.	727	57,564
Simulations Plus, Inc.	315	22,655
Tabula Rasa HealthCare, Inc. (a)(b)	443	18,978
Teladoc Health, Inc. (a)(b)	2,617	523,295
Vocera Communications, Inc. (a)	691	28,697
		1,243,741
Life Sciences Tools & Services - 1.8%
Adaptive Biotechnologies Corp. (a)	1,744	103,123
Avantor, Inc. (a)	10,921	307,426
Bio-Rad Laboratories, Inc. Class A (a)	457	266,404
Bio-Techne Corp.	818	259,756
Bruker Corp.	2,168	117,354
Charles River Laboratories International, Inc. (a)	1,053	263,103
Codexis, Inc. (a)	1,218	26,589
Fluidigm Corp. (a)	1,547	9,282
Frontage Holdings Corp. (a)(d)	14,000	7,693
Luminex Corp.	945	21,848
Medpace Holdings, Inc. (a)	587	81,710
Nanostring Technologies, Inc. (a)	928	62,065
NeoGenomics, Inc. (a)	2,361	127,116
Pacific Biosciences of California, Inc. (a)	3,978	103,189
PPD, Inc.	2,287	78,261
PRA Health Sciences, Inc. (a)	1,359	170,473
Quanterix Corp. (a)	484	22,506
Syneos Health, Inc. (a)	1,613	109,894
		2,137,792
Pharmaceuticals - 1.7%
AcelRx Pharmaceuticals, Inc. (a)	1,822	2,259
Aerie Pharmaceuticals, Inc. (a)	1,034	13,969
Amneal Pharmaceuticals, Inc. (a)	2,315	10,580
Amphastar Pharmaceuticals, Inc. (a)	812	16,329
ANI Pharmaceuticals, Inc. (a)	210	6,098
Arvinas Holding Co. LLC (a)	646	54,865
Assertio Holdings, Inc. (a)	1,469	525
Axsome Therapeutics, Inc. (a)	552	44,971
Biodelivery Sciences International, Inc. (a)	2,218	9,316
Cara Therapeutics, Inc. (a)	947	14,328
Catalent, Inc. (a)	3,497	363,933
Chiasma, Inc. (a)	1,206	5,246
Collegium Pharmaceutical, Inc. (a)	761	15,243
Corcept Therapeutics, Inc. (a)	2,204	57,657
CorMedix, Inc. (a)	643	4,777
CymaBay Therapeutics, Inc. (a)	1,322	7,588
Durect Corp. (a)	4,235	8,766
Endo International PLC (a)	4,840	34,751
Evofem Biosciences, Inc. (a)(b)	906	2,183
Evolus, Inc. (a)(b)	390	1,310
Horizon Therapeutics PLC (a)	4,687	342,854
Innoviva, Inc. (a)(b)	1,363	16,888
Intersect ENT, Inc. (a)	722	16,534
Intra-Cellular Therapies, Inc. (a)	1,502	47,764
Jazz Pharmaceuticals PLC (a)	1,183	195,254
Kala Pharmaceuticals, Inc. (a)(b)	731	4,956
Lannett Co., Inc. (a)(b)	799	5,209
Nektar Therapeutics (a)(b)	3,818	64,906
Ocular Therapeutix, Inc. (a)	1,499	31,029
Odonate Therapeutics, Inc. (a)	408	7,834
Omeros Corp. (a)(b)	1,296	18,513
OptiNose, Inc. (a)(b)	725	3,002
Pacira Biosciences, Inc. (a)	913	54,634
Paratek Pharmaceuticals, Inc. (a)	880	5,509
Perrigo Co. PLC	2,901	129,733
Phibro Animal Health Corp. Class A	440	8,545
Prestige Brands Holdings, Inc. (a)	1,075	37,485
Provention Bio, Inc. (a)	1,033	17,499
Reata Pharmaceuticals, Inc. (a)	562	69,474
Revance Therapeutics, Inc. (a)	1,304	36,955
Royalty Pharma PLC	1,813	90,741
Supernus Pharmaceuticals, Inc. (a)	1,123	28,255
TherapeuticsMD, Inc. (a)(b)	5,884	7,120
Theravance Biopharma, Inc. (a)	1,029	18,285
Tricida, Inc. (a)	686	4,836
WAVE Life Sciences (a)	670	5,273
Xeris Pharmaceuticals, Inc. (a)	915	4,502
Zogenix, Inc. (a)	1,177	23,528
Zynerba Pharmaceuticals, Inc. (a)(b)	439	1,449
		1,973,260

TOTAL HEALTH CARE		18,998,511

INDUSTRIALS - 14.5%
Aerospace & Defense - 1.0%
AAR Corp.	706	25,571
Aerojet Rocketdyne Holdings, Inc.	1,530	80,861
AeroVironment, Inc. (a)	466	40,495
Astronics Corp. (a)	508	6,721
Axon Enterprise, Inc. (a)	1,349	165,293
BWX Technologies, Inc.	2,017	121,585
Cubic Corp.	668	41,443
Curtiss-Wright Corp.	879	102,272
Ducommun, Inc. (a)	233	12,512
Hexcel Corp.	1,777	86,167
Kaman Corp.	590	33,707
Kratos Defense & Security Solutions, Inc. (a)	2,632	72,196
Maxar Technologies, Inc.	1,276	49,241
Mercury Systems, Inc. (a)	1,188	104,615
Moog, Inc. Class A	611	48,452
National Presto Industries, Inc.	111	9,816
Park Aerospace Corp.	338	4,533
Parsons Corp. (a)	488	17,768
Spirit AeroSystems Holdings, Inc. Class A	2,249	87,913
Triumph Group, Inc.	1,044	13,113
Vectrus, Inc. (a)	244	12,132
		1,136,406
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	1,250	39,175
Atlas Air Worldwide Holdings, Inc. (a)	572	31,197
C.H. Robinson Worldwide, Inc.	2,881	270,439
Echo Global Logistics, Inc. (a)	563	15,100
Forward Air Corp.	585	44,951
Hub Group, Inc. Class A (a)	699	39,843
XPO Logistics, Inc. (a)	1,940	231,248
		671,953
Airlines - 0.3%
Alaska Air Group, Inc.	2,630	136,760
Allegiant Travel Co.	281	53,176
Hawaiian Holdings, Inc.	953	16,868
JetBlue Airways Corp. (a)	6,710	97,563
Mesa Air Group, Inc. (a)	719	4,810
SkyWest, Inc.	1,040	41,922
Spirit Airlines, Inc. (a)	2,049	50,098
		401,197
Building Products - 1.3%
A.O. Smith Corp.	2,878	157,772
AAON, Inc.	877	58,435
Advanced Drain Systems, Inc.	1,048	87,592
American Woodmark Corp. (a)	360	33,786
Apogee Enterprises, Inc.	581	18,406
Armstrong World Industries, Inc.	1,019	75,803
Builders FirstSource, Inc. (a)	2,488	101,535
Cornerstone Building Brands, Inc. (a)	850	7,888
CSW Industrials, Inc.	292	32,678
Gibraltar Industries, Inc. (a)	702	50,502
Griffon Corp.	923	18,811
Insteel Industries, Inc.	396	8,819
Jeld-Wen Holding, Inc. (a)	1,423	36,087
Lennox International, Inc.	739	202,464
Masonite International Corp. (a)	528	51,924
Owens Corning	2,298	174,096
PGT Innovations, Inc. (a)	1,259	25,608
Quanex Building Products Corp.	722	16,007
Resideo Technologies, Inc. (a)	3,002	63,823
Simpson Manufacturing Co. Ltd.	925	86,441
Trex Co., Inc. (a)	2,461	206,035
UFP Industries, Inc.	1,308	72,659
		1,587,171
Commercial Services & Supplies - 1.4%
ABM Industries, Inc.	1,392	52,673
ACCO Brands Corp.	2,034	17,187
Brady Corp. Class A	1,014	53,559
BrightView Holdings, Inc. (a)	668	10,100
Casella Waste Systems, Inc. Class A (a)	1,023	63,375
Cimpress PLC (a)	407	35,710
Clean Harbors, Inc. (a)	1,081	82,264
Covanta Holding Corp.	2,496	32,772
Deluxe Corp.	892	26,046
Ennis, Inc.	488	8,711
Harsco Corp. (a)	1,706	30,674
Healthcare Services Group, Inc. (b)	1,561	43,864
Herman Miller, Inc.	1,228	41,506
HNI Corp.	904	31,152
IAA Spinco, Inc. (a)	2,851	185,258
Interface, Inc.	1,254	13,167
KAR Auction Services, Inc.	2,776	51,661
Kimball International, Inc. Class B	752	8,986
Knoll, Inc.	1,008	14,797
Matthews International Corp. Class A	635	18,669
McGrath RentCorp.	510	34,221
MSA Safety, Inc.	769	114,881
Pitney Bowes, Inc.	3,776	23,260
Quad/Graphics, Inc.	617	2,357
R.R. Donnelley & Sons Co.	1,842	4,163
Rollins, Inc.	4,694	183,395
SP Plus Corp. (a)	459	13,233
Steelcase, Inc. Class A	1,873	25,379
Stericycle, Inc. (a)	1,939	134,431
Team, Inc. (a)	656	7,150
Tetra Tech, Inc.	1,144	132,452
The Brink's Co.	1,052	75,744
U.S. Ecology, Inc.	680	24,704
UniFirst Corp.	325	68,799
Viad Corp.	445	16,096
		1,682,396
Construction & Engineering - 1.0%
AECOM (a)	3,195	159,047
Aegion Corp. (a)	635	12,059
Ameresco, Inc. Class A (a)	460	24,030
API Group Corp. (a)(d)	2,958	53,688
Arcosa, Inc.	1,033	56,743
Argan, Inc.	295	13,125
Comfort Systems U.S.A., Inc.	761	40,074
Construction Partners, Inc. Class A (a)	707	20,581
Dycom Industries, Inc. (a)	688	51,958
EMCOR Group, Inc.	1,163	106,368
Fluor Corp.	2,611	41,698
Granite Construction, Inc.	975	26,042
Great Lakes Dredge & Dock Corp. (a)	1,385	18,240
MasTec, Inc. (a)	1,193	81,339
MYR Group, Inc. (a)	369	22,177
Northwest Pipe Co. (a)	221	6,254
NV5 Global, Inc. (a)	229	18,041
Primoris Services Corp.	956	26,395
Quanta Services, Inc.	2,948	212,315
Sterling Construction Co., Inc. (a)	577	10,738
Tutor Perini Corp. (a)	830	10,749
Valmont Industries, Inc.	451	78,893
Willscot Mobile Mini Holdings (a)	3,630	84,107
		1,174,661
Electrical Equipment - 1.6%
Acuity Brands, Inc.	786	95,177
Allied Motion Technologies, Inc.	171	8,738
American Superconductor Corp. (a)	545	12,764
Atkore International Group, Inc. (a)	990	40,699
AZZ, Inc.	558	26,472
Bloom Energy Corp. Class A (a)	2,480	71,077
Encore Wire Corp.	453	27,438
EnerSys	907	75,335
Generac Holdings, Inc. (a)	1,336	303,820
GrafTech International Ltd.	1,970	21,000
Hubbell, Inc. Class B	1,149	180,152
nVent Electric PLC	3,617	84,240
Plug Power, Inc. (a)(b)	9,292	315,092
Powell Industries, Inc.	154	4,541
Regal Beloit Corp.	864	106,108
Sensata Technologies, Inc. PLC (a)	3,330	175,624
Sunrun, Inc. (a)	3,314	229,925
Thermon Group Holdings, Inc. (a)	708	11,066
TPI Composites, Inc. (a)	683	36,049
Vicor Corp. (a)	456	42,052
		1,867,369
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	1,130	176,483
Raven Industries, Inc.	776	25,678
		202,161
Machinery - 4.1%
AGCO Corp.	1,304	134,429
Alamo Group, Inc.	211	29,107
Albany International Corp. Class A	639	46,915
Allison Transmission Holdings, Inc.	2,393	103,210
Altra Industrial Motion Corp.	1,306	72,392
Astec Industries, Inc.	470	27,204
Barnes Group, Inc.	995	50,437
Blue Bird Corp. (a)	346	6,318
Chart Industries, Inc. (a)	751	88,460
CIRCOR International, Inc. (a)	436	16,760
Colfax Corp. (a)	2,140	81,834
Columbus McKinnon Corp. (NY Shares)	488	18,759
Commercial Vehicle Group, Inc. (a)	661	5,718
Crane Co.	1,050	81,543
Donaldson Co., Inc.	2,664	148,864
Douglas Dynamics, Inc.	465	19,888
Energy Recovery, Inc. (a)	861	11,744
Enerpac Tool Group Corp. Class A	1,235	27,923
EnPro Industries, Inc.	441	33,304
ESCO Technologies, Inc.	558	57,597
Evoqua Water Technologies Corp. (a)	2,220	59,896
Federal Signal Corp.	1,275	42,292
Flowserve Corp.	2,768	102,001
Franklin Electric Co., Inc.	822	56,891
Gates Industrial Corp. PLC (a)	852	10,872
Gorman-Rupp Co.	416	13,499
Graco, Inc.	3,537	255,902
Greenbrier Companies, Inc.	700	25,466
Helios Technologies, Inc.	646	34,425
Hillenbrand, Inc.	1,573	62,605
Hyster-Yale Materials Handling Class A	215	12,803
Ingersoll Rand, Inc. (a)	7,874	358,739
ITT, Inc.	1,832	141,101
John Bean Technologies Corp.	675	76,862
Kadant, Inc.	246	34,681
Kennametal, Inc.	1,744	63,203
Lincoln Electric Holdings, Inc.	1,256	146,010
Lindsay Corp.	225	28,904
LiqTech International, Inc. (a)	284	2,272
Lydall, Inc. (a)	344	10,330
Manitowoc Co., Inc. (a)	719	9,570
Meritor, Inc. (a)	1,520	42,423
Middleby Corp. (a)	1,181	152,255
Miller Industries, Inc.	241	9,163
Mueller Industries, Inc.	1,222	42,904
Mueller Water Products, Inc. Class A	3,276	40,557
Navistar International Corp. (a)	1,073	47,169
NN, Inc. (a)	975	6,406
Nordson Corp.	1,143	229,686
Omega Flex, Inc.	61	8,906
Oshkosh Corp.	1,450	124,802
Pentair PLC	3,522	186,983
Proto Labs, Inc. (a)(b)	569	87,285
RBC Bearings, Inc. (a)	533	95,428
REV Group, Inc.	477	4,202
Rexnord Corp.	2,554	100,857
Snap-On, Inc.	1,150	196,811
SPX Corp. (a)	964	52,577
SPX Flow, Inc. (a)	881	51,063
Standex International Corp.	251	19,458
Tennant Co.	384	26,945
Terex Corp.	1,447	50,486
The Shyft Group, Inc.	676	19,185
Timken Co.	1,441	111,476
Toro Co.	2,263	214,623
TriMas Corp. (a)	932	29,516
Trinity Industries, Inc. (b)	1,767	46,631
Wabash National Corp. (b)	1,128	19,435
Watts Water Technologies, Inc. Class A	585	71,195
Welbilt, Inc. (a)	2,758	36,406
Woodward, Inc.	1,239	150,576
		4,886,139
Marine - 0.1%
Eagle Bulk Shipping, Inc. (a)	185	3,515
Genco Shipping & Trading Ltd.	659	4,850
Kirby Corp. (a)	1,275	66,083
Matson, Inc.	926	52,754
SEACOR Holdings, Inc. (a)	410	16,995
		144,197
Professional Services - 1.1%
ASGN, Inc. (a)	1,126	94,055
Barrett Business Services, Inc.	153	10,436
CBIZ, Inc. (a)	1,142	30,389
CoreLogic, Inc.	1,654	127,887
CRA International, Inc.	168	8,556
Exponent, Inc.	1,099	98,943
Forrester Research, Inc. (a)	227	9,511
Franklin Covey Co. (a)	170	3,786
FTI Consulting, Inc. (a)	759	84,795
Heidrick & Struggles International, Inc.	400	11,752
Huron Consulting Group, Inc. (a)	486	28,650
ICF International, Inc.	355	26,387
Insperity, Inc.	765	62,286
Kelly Services, Inc. Class A (non-vtg.)	725	14,913
Kforce, Inc.	408	17,173
Korn Ferry	1,139	49,547
Manpower, Inc.	1,222	110,200
MISTRAS Group, Inc. (a)	308	2,390
Nielsen Holdings PLC	7,585	158,299
Resources Connection, Inc.	696	8,749
Robert Half International, Inc.	2,422	151,327
TriNet Group, Inc. (a)	856	68,994
TrueBlue, Inc. (a)	707	13,214
Upwork, Inc. (a)	1,904	65,726
Willdan Group, Inc. (a)	248	10,342
		1,268,307
Road & Rail - 0.8%
AMERCO	190	86,252
ArcBest Corp.	549	23,426
Avis Budget Group, Inc. (a)	1,099	40,993
Covenant Transport Group, Inc. Class A (a)	277	4,102
Heartland Express, Inc.	984	17,810
J.B. Hunt Transport Services, Inc.	1,767	241,461
Knight-Swift Transportation Holdings, Inc. Class A	2,663	111,367
Landstar System, Inc.	812	109,344
Marten Transport Ltd.	1,271	21,899
Ryder System, Inc.	1,149	70,962
Saia, Inc. (a)	556	100,525
Schneider National, Inc. Class B	777	16,084
Universal Logistics Holdings, Inc.	112	2,306
Werner Enterprises, Inc.	1,249	48,986
YRC Worldwide, Inc. (a)	1,185	5,250
		900,767
Trading Companies & Distributors - 1.0%
Air Lease Corp. Class A	2,273	100,967
Applied Industrial Technologies, Inc.	827	64,498
Beacon Roofing Supply, Inc. (a)	1,142	45,897
BlueLinx Corp. (a)	181	5,296
BMC Stock Holdings, Inc. (a)	1,434	76,977
CAI International, Inc.	342	10,684
DXP Enterprises, Inc. (a)	359	7,981
Foundation Building Materials, Inc. (a)	469	9,009
GATX Corp. (b)	744	61,886
GMS, Inc. (a)	896	27,310
H&E Equipment Services, Inc.	649	19,347
Herc Holdings, Inc. (a)	526	34,932
MRC Global, Inc. (a)	1,139	7,552
MSC Industrial Direct Co., Inc. Class A	973	82,111
Now, Inc. (a)	2,368	17,002
Rush Enterprises, Inc. Class A	885	36,657
SiteOne Landscape Supply, Inc. (a)	940	149,112
Textainer Group Holdings Ltd. (a)	911	17,473
Titan Machinery, Inc. (a)	443	8,661
Triton International Ltd.	1,448	70,242
Univar, Inc. (a)	3,597	68,379
Veritiv Corp. (a)	283	5,884
Watsco, Inc.	697	157,905
WESCO International, Inc. (a)	943	74,026
		1,159,788
Transportation Infrastructure - 0.0%
Macquarie Infrastructure Co. LLC	1,538	57,752

TOTAL INDUSTRIALS		17,140,264

INFORMATION TECHNOLOGY - 19.1%
Communications Equipment - 1.1%
Acacia Communications, Inc. (a)	819	59,754
ADTRAN, Inc.	1,053	15,553
Applied Optoelectronics, Inc. (a)	368	3,132
CalAmp Corp. (a)	767	7,609
Calix Networks, Inc. (a)	1,193	35,504
Casa Systems, Inc. (a)	690	4,257
Ciena Corp. (a)	3,276	173,137
CommScope Holding Co., Inc. (a)	4,174	55,932
Comtech Telecommunications Corp.	538	11,131
Digi International, Inc. (a)	605	11,435
EchoStar Holding Corp. Class A (a)	1,065	22,567
Extreme Networks, Inc. (a)	2,481	17,094
F5 Networks, Inc. (a)	1,307	229,954
Harmonic, Inc. (a)	2,148	15,874
Infinera Corp. (a)(b)	4,069	42,643
Inseego Corp. (a)(b)	1,380	21,349
InterDigital, Inc.	640	38,835
Juniper Networks, Inc.	6,970	156,895
Lumentum Holdings, Inc. (a)	1,604	152,059
NETGEAR, Inc. (a)	646	26,247
NetScout Systems, Inc. (a)	1,552	42,556
Plantronics, Inc.	791	21,381
Ribbon Communications, Inc. (a)	2,518	16,518
Ubiquiti, Inc.	161	44,840
ViaSat, Inc. (a)	1,332	43,490
Viavi Solutions, Inc. (a)	4,861	72,793
		1,342,539
Electronic Equipment & Components - 2.3%
Akoustis Technologies, Inc. (a)(b)	725	8,867
Arlo Technologies, Inc. (a)	1,621	12,628
Arrow Electronics, Inc. (a)	1,596	155,291
Avnet, Inc.	2,096	73,591
Badger Meter, Inc.	619	58,223
Belden, Inc.	924	38,716
Benchmark Electronics, Inc.	739	19,960
Cognex Corp.	3,707	297,617
Coherent, Inc. (a)	519	77,860
CTS Corp.	701	24,065
Dolby Laboratories, Inc. Class A	1,364	132,485
ePlus, Inc. (a)	293	25,769
Fabrinet (a)	778	60,365
FARO Technologies, Inc. (a)	374	26,416
Fitbit, Inc. (a)	4,843	32,932
FLIR Systems, Inc.	2,792	122,373
II-VI, Inc. (a)	2,204	167,416
Insight Enterprises, Inc. (a)	752	57,220
IPG Photonics Corp. (a)	758	169,633
Itron, Inc. (a)	860	82,474
Jabil, Inc.	2,863	121,763
Knowles Corp. (a)	1,933	35,625
Littelfuse, Inc.	518	131,914
Luna Innovations, Inc. (a)	552	5,454
Methode Electronics, Inc. Class A	805	30,815
MTS Systems Corp.	404	23,497
Napco Security Technolgies, Inc. (a)	248	6,503
National Instruments Corp.	2,791	122,637
nLIGHT, Inc. (a)	734	23,965
Novanta, Inc. (a)	748	88,429
OSI Systems, Inc. (a)	346	32,254
Par Technology Corp. (a)(b)	416	26,121
PC Connection, Inc.	234	11,066
Plexus Corp. (a)	604	47,239
Rogers Corp. (a)	400	62,116
Sanmina Corp. (a)	1,366	43,562
ScanSource, Inc. (a)	518	13,665
SYNNEX Corp.	882	71,830
TTM Technologies, Inc. (a)	2,085	28,763
Vishay Intertechnology, Inc.	2,845	58,920
Vishay Precision Group, Inc. (a)	266	8,374
Vontier Corp. (a)	2,795	93,353
		2,731,766
IT Services - 2.5%
Alliance Data Systems Corp.	1,016	75,286
Brightcove, Inc. (a)	858	15,787
CACI International, Inc. Class A (a)	534	133,142
Cardtronics PLC (a)	762	26,899
Cass Information Systems, Inc.	252	9,805
Concentrix Corp. (a)	878	86,659
Conduent, Inc. (a)	3,597	17,266
CSG Systems International, Inc.	706	31,819
DXC Technology Co.	5,397	138,973
Endurance International Group Holdings, Inc. (a)	1,498	14,156
Euronet Worldwide, Inc. (a)	1,110	160,861
EVERTEC, Inc.	1,248	49,071
EVO Payments, Inc. Class A (a)	961	25,957
ExlService Holdings, Inc. (a)	726	61,804
Fastly, Inc. Class A (a)(b)	1,784	155,868
Genpact Ltd.	3,710	153,446
GreenSky, Inc. Class A (a)	963	4,459
GTT Communications, Inc. (a)(b)	516	1,842
Hackett Group, Inc.	569	8,188
i3 Verticals, Inc. Class A (a)	410	13,612
International Money Express, Inc. (a)	591	9,172
KBR, Inc.	3,027	93,625
Limelight Networks, Inc. (a)	2,467	9,843
Liveramp Holdings, Inc. (a)	1,408	103,052
ManTech International Corp. Class A	585	52,030
Maximus, Inc.	1,307	95,659
MongoDB, Inc. Class A (a)	1,075	385,968
NIC, Inc.	1,413	36,498
Paysign, Inc. (a)(b)	623	2,891
Perficient, Inc. (a)	709	33,784
Perspecta, Inc.	2,891	69,615
Repay Holdings Corp. (a)	1,446	39,404
Sabre Corp.	6,749	81,123
Science Applications International Corp.	1,234	116,786
Snowflake Computing, Inc. (b)	689	193,885
Switch, Inc. Class A	1,700	27,829
Sykes Enterprises, Inc. (a)	852	32,095
Ttec Holdings, Inc.	400	29,172
Unisys Corp. (a)	1,380	27,158
Verra Mobility Corp. (a)	2,848	38,220
Virtusa Corp. (a)	615	31,445
WEX, Inc. (a)	937	190,708
		2,884,862
Semiconductors & Semiconductor Equipment - 3.7%
ACM Research, Inc. (a)	211	17,144
Advanced Energy Industries, Inc. (a)	815	79,031
Alpha & Omega Semiconductor Ltd. (a)	457	10,803
Ambarella, Inc. (a)	741	68,039
Amkor Technology, Inc.	2,245	33,855
Axcelis Technologies, Inc. (a)	692	20,151
Brooks Automation, Inc.	1,570	106,525
Ceva, Inc. (a)	464	21,112
Cirrus Logic, Inc. (a)	1,230	101,106
CMC Materials, Inc.	618	93,503
Cohu, Inc.	892	34,057
Cree, Inc. (a)	2,344	248,230
Diodes, Inc. (a)	886	62,463
DSP Group, Inc. (a)	401	6,653
Enphase Energy, Inc. (a)	2,682	470,611
Entegris, Inc.	2,863	275,134
First Solar, Inc. (a)	1,801	178,155
FormFactor, Inc. (a)	1,655	71,198
Ichor Holdings Ltd. (a)	503	15,163
Impinj, Inc. (a)	449	18,800
Inphi Corp. (a)	1,106	177,480
Kulicke & Soffa Industries, Inc.	1,297	41,258
Lattice Semiconductor Corp. (a)	2,896	132,695
MACOM Technology Solutions Holdings, Inc. (a)	982	54,049
Maxeon Solar Technologies Ltd. (a)(b)	273	7,745
MaxLinear, Inc. Class A (a)	1,450	55,376
MKS Instruments, Inc.	1,170	176,027
Monolithic Power Systems, Inc.	901	329,973
NeoPhotonics Corp. (a)	1,035	9,408
NVE Corp.	91	5,112
ON Semiconductor Corp. (a)	8,728	285,667
Onto Innovation, Inc. (a)	1,053	50,070
PDF Solutions, Inc. (a)	645	13,932
Photronics, Inc. (a)	1,391	15,524
Power Integrations, Inc.	1,274	104,290
Rambus, Inc. (a)	2,361	41,223
Semtech Corp. (a)	1,382	99,628
Silicon Laboratories, Inc. (a)	929	118,299
SiTime Corp. (a)	205	22,946
SMART Global Holdings, Inc. (a)	291	10,950
SolarEdge Technologies, Inc. (a)	1,088	347,203
SunPower Corp. (a)(b)	1,674	42,921
Synaptics, Inc. (a)	741	71,432
Ultra Clean Holdings, Inc. (a)	880	27,412
Universal Display Corp.	909	208,888
Veeco Instruments, Inc. (a)	1,058	18,367
		4,399,608
Software - 8.9%
2U, Inc. (a)(b)	1,545	61,815
8x8, Inc. (a)	2,265	78,075
A10 Networks, Inc. (a)	1,271	12,532
ACI Worldwide, Inc. (a)	2,475	95,114
Agilysys, Inc. (a)	440	16,887
Alarm.com Holdings, Inc. (a)	950	98,278
Altair Engineering, Inc. Class A (a)	905	52,653
Alteryx, Inc. Class A (a)	1,148	139,815
Anaplan, Inc. (a)	3,010	216,269
AppFolio, Inc. (a)	361	64,994
Appian Corp. Class A (a)(b)	804	130,320
Aspen Technology, Inc. (a)	1,434	186,779
Asure Software, Inc. (a)	190	1,349
Avalara, Inc. (a)	1,794	295,813
Avaya Holdings Corp. (a)	1,603	30,697
Benefitfocus, Inc. (a)	640	9,267
Bill.Com Holdings, Inc. (a)	1,253	171,035
Blackbaud, Inc.	1,056	60,783
BlackLine, Inc. (a)	1,082	144,317
Bottomline Technologies, Inc. (a)	831	43,827
Box, Inc. Class A (a)	3,037	54,818
CDK Global, Inc.	2,574	133,410
Cerence, Inc. (a)(b)	799	80,284
Ceridian HCM Holding, Inc. (a)	2,759	293,999
Cloudera, Inc. (a)(b)	4,627	64,362
CommVault Systems, Inc. (a)	985	54,539
Cornerstone OnDemand, Inc. (a)	1,253	55,182
Crowdstrike Holdings, Inc. (a)	3,996	846,433
Digimarc Corp. (a)(b)	265	12,519
Digital Turbine, Inc. (a)	1,586	89,704
Domo, Inc. Class B (a)	545	34,755
Dropbox, Inc. Class A (a)	6,247	138,621
Dynatrace, Inc. (a)	3,887	168,190
Ebix, Inc. (b)	501	19,023
Elastic NV (a)	1,290	188,508
Envestnet, Inc. (a)	1,139	93,728
Everbridge, Inc. (a)	742	110,610
FireEye, Inc. (a)	4,838	111,564
Five9, Inc. (a)	1,401	244,334
HubSpot, Inc. (a)	916	363,139
Intelligent Systems Corp. (a)	124	4,974
j2 Global, Inc. (a)	909	88,800
LivePerson, Inc. (a)	1,321	82,206
Manhattan Associates, Inc. (a)	1,346	141,572
MicroStrategy, Inc. Class A (a)(b)	156	60,614
Mitek Systems, Inc. (a)	879	15,629
Model N, Inc. (a)	616	21,979
New Relic, Inc. (a)	1,115	72,921
Nuance Communications, Inc. (a)	6,003	264,672
Nutanix, Inc. Class A (a)	4,033	128,532
Onespan, Inc. (a)	735	15,200
Paylocity Holding Corp. (a)	794	163,493
Pegasystems, Inc.	835	111,272
Pluralsight, Inc. (a)	2,144	44,938
Progress Software Corp.	936	42,298
Proofpoint, Inc. (a)	1,224	166,966
PROS Holdings, Inc. (a)	813	41,276
PTC, Inc. (a)	2,224	266,013
Q2 Holdings, Inc. (a)	1,072	135,640
QAD, Inc. Class A	252	15,921
Qualys, Inc. (a)	714	87,015
Rapid7, Inc. (a)	1,102	99,356
RealPage, Inc. (a)	1,882	164,186
SailPoint Technologies Holding, Inc. (a)	1,933	102,913
SecureWorks Corp. (a)	152	2,161
ShotSpotter, Inc. (a)	182	6,861
Smartsheet, Inc. (a)	2,407	166,781
Smith Micro Software, Inc. (a)	661	3,583
SolarWinds, Inc. (a)(b)	1,521	22,739
Sprout Social, Inc. (a)	594	26,974
SPS Commerce, Inc. (a)	754	81,877
SVMK, Inc. (a)	2,544	64,999
Synchronoss Technologies, Inc. (a)	946	4,446
TeleNav, Inc. (a)	663	3,116
Tenable Holdings, Inc. (a)	1,429	74,680
Teradata Corp. (a)	2,339	52,557
Upland Software, Inc. (a)	529	24,276
Varonis Systems, Inc. (a)	675	110,437
Verint Systems, Inc. (a)	1,387	93,179
VirnetX Holding Corp. (b)	1,438	7,248
Workiva, Inc. (a)	849	77,785
Xperi Holding Corp.	2,242	46,858
Yext, Inc. (a)(b)	2,060	32,383
Zendesk, Inc. (a)	2,474	354,079
Zix Corp. (a)	1,217	10,503
Zoom Video Communications, Inc. Class A (a)	4,217	1,422,432
Zscaler, Inc. (a)	1,567	312,946
Zuora, Inc. (a)	2,105	29,323
		10,438,950
Technology Hardware, Storage & Peripherals - 0.6%
3D Systems Corp. (a)(b)	2,582	27,059
Avid Technology, Inc. (a)	865	13,728
Dell Technologies, Inc. (a)	4,968	364,105
Diebold Nixdorf, Inc. (a)	1,637	17,450
Immersion Corp. (a)	420	4,742
NCR Corp. (a)	2,742	103,017
Pure Storage, Inc. Class A (a)	5,134	116,080
Xerox Holdings Corp.	3,533	81,930
		728,111

TOTAL INFORMATION TECHNOLOGY		22,525,836

MATERIALS - 4.8%
Chemicals - 2.4%
Advanced Emissions Solutions, Inc.	295	1,623
AdvanSix, Inc. (a)	575	11,494
Albemarle Corp. U.S.	2,261	333,543
American Vanguard Corp.	584	9,064
Amyris, Inc. (a)(b)	3,323	20,520
Ashland Global Holdings, Inc.	1,158	91,714
Avient Corp.	1,950	78,546
Axalta Coating Systems Ltd. (a)	4,456	127,219
Balchem Corp.	689	79,387
Cabot Corp.	1,177	52,824
CF Industries Holdings, Inc.	4,545	175,937
Chase Corp.	154	15,556
Element Solutions, Inc.	4,649	82,427
Ferro Corp. (a)	1,731	25,325
GCP Applied Technologies, Inc. (a)	1,023	24,194
H.B. Fuller Co.	1,080	56,030
Huntsman Corp.	4,226	106,242
Ingevity Corp. (a)	882	66,794
Innospec, Inc.	513	46,544
Intrepid Potash, Inc. (a)	243	5,868
Koppers Holdings, Inc. (a)	433	13,492
Kraton Performance Polymers, Inc. (a)	659	18,314
Kronos Worldwide, Inc.	423	6,307
Livent Corp. (a)(b)	3,150	59,346
Minerals Technologies, Inc.	712	44,229
NewMarket Corp.	154	61,337
Olin Corp.	3,035	74,540
PQ Group Holdings, Inc.	797	11,365
Quaker Chemical Corp.	283	71,709
Rayonier Advanced Materials, Inc. (a)	1,426	9,298
RPM International, Inc.	2,748	249,463
Sensient Technologies Corp.	907	66,909
Stepan Co.	447	53,336
The Chemours Co. LLC	3,505	86,889
The Mosaic Co.	7,324	168,525
The Scotts Miracle-Gro Co. Class A	864	172,057
Tredegar Corp.	542	9,051
Trinseo SA	809	41,429
Tronox Holdings PLC	1,872	27,369
Valvoline, Inc.	3,940	91,172
Venator Materials PLC (a)	1,339	4,432
W.R. Grace & Co.	1,323	72,527
Westlake Chemical Corp.	736	60,058
		2,884,005
Construction Materials - 0.1%
Eagle Materials, Inc.	892	90,404
Forterra, Inc. (a)	445	7,652
Summit Materials, Inc. (a)	2,381	47,810
U.S. Concrete, Inc. (a)	321	12,830
		158,696
Containers & Packaging - 1.0%
Aptargroup, Inc.	1,361	186,307
Berry Global Group, Inc. (a)	2,830	159,018
Graphic Packaging Holding Co.	5,748	97,371
Greif, Inc. Class A	550	25,784
Myers Industries, Inc.	736	15,294
O-I Glass, Inc.	3,287	39,115
Packaging Corp. of America	2,010	277,199
Sealed Air Corp.	3,285	150,420
Silgan Holdings, Inc.	1,673	62,035
Sonoco Products Co.	2,123	125,788
UFP Technologies, Inc. (a)	149	6,943
		1,145,274
Metals & Mining - 1.1%
Alcoa Corp. (a)	3,970	91,509
Allegheny Technologies, Inc. (a)	2,651	44,457
Carpenter Technology Corp.	990	28,829
Century Aluminum Co. (a)	1,103	12,166
Cleveland-Cliffs, Inc.	8,496	123,702
Coeur d'Alene Mines Corp. (a)	5,247	54,306
Commercial Metals Co.	2,508	51,514
Compass Minerals International, Inc.	710	43,821
Contura Energy, Inc. (a)	437	4,969
Fortitude Gold Corp. (a)(c)	421	442
Gold Resource Corp.	1,474	4,289
Haynes International, Inc.	275	6,556
Hecla Mining Co.	11,397	73,853
Kaiser Aluminum Corp.	340	33,626
Materion Corp.	422	26,890
McEwen Mining, Inc. (a)(b)	4,615	4,546
Reliance Steel & Aluminum Co.	1,350	161,663
Royal Gold, Inc.	1,392	148,053
Ryerson Holding Corp. (a)	318	4,338
Schnitzer Steel Industries, Inc. Class A	597	19,050
Steel Dynamics, Inc.	4,244	156,476
SunCoke Energy, Inc.	1,880	8,178
TimkenSteel Corp. (a)	642	2,998
United States Steel Corp.	4,694	78,718
Warrior Metropolitan Coal, Inc.	1,120	23,878
Worthington Industries, Inc.	756	38,813
		1,247,640
Paper & Forest Products - 0.2%
Boise Cascade Co.	825	39,435
Clearwater Paper Corp. (a)	336	12,684
Domtar Corp.	1,160	36,714
Louisiana-Pacific Corp.	2,336	86,829
Mercer International, Inc. (SBI)	862	8,836
Neenah, Inc.	350	19,362
P.H. Glatfelter Co.	934	15,299
Resolute Forest Products (a)	1,809	11,831
Schweitzer-Mauduit International, Inc.	681	27,383
Verso Corp.	655	7,873
		266,246

TOTAL MATERIALS		5,701,861

REAL ESTATE - 6.5%
Equity Real Estate Investment Trusts (REITs) - 6.0%
Acadia Realty Trust (SBI)	1,807	25,641
Agree Realty Corp.	1,202	80,029
Alexander & Baldwin, Inc.	1,530	26,285
Alexanders, Inc.	45	12,481
American Assets Trust, Inc.	1,089	31,450
American Campus Communities, Inc.	2,939	125,701
American Finance Trust, Inc.	2,277	16,918
American Homes 4 Rent Class A	5,721	171,630
Americold Realty Trust	4,363	162,871
Apartment Income (REIT) Corp. (a)	3,185	122,336
Apartment Investment & Management Co. Class A	3,309	17,472
Apple Hospitality (REIT), Inc.	4,477	57,798
Armada Hoffler Properties, Inc.	1,207	13,543
Ashford Hospitality Trust, Inc.	1,043	2,701
Bluerock Residential Growth (REIT), Inc.	496	6,284
Braemar Hotels & Resorts, Inc.	532	2,453
Brandywine Realty Trust (SBI)	3,616	43,067
Brixmor Property Group, Inc.	6,317	104,546
CareTrust (REIT), Inc.	2,049	45,447
CatchMark Timber Trust, Inc.	1,098	10,277
Centerspace	296	20,909
Chatham Lodging Trust	977	10,552
City Office REIT, Inc.	1,027	10,034
Colony Capital, Inc.	10,363	49,846
Columbia Property Trust, Inc.	2,433	34,889
Community Healthcare Trust, Inc.	475	22,377
CoreCivic, Inc.	2,508	16,427
CorEnergy Infrastructure Trust, Inc.	226	1,548
CorePoint Lodging, Inc.	726	4,995
CoreSite Realty Corp.	915	114,631
Corporate Office Properties Trust (SBI)	2,434	63,479
Cousins Properties, Inc.	3,182	106,597
CubeSmart	4,169	140,120
CyrusOne, Inc.	2,565	187,630
DiamondRock Hospitality Co.	4,250	35,063
Diversified Healthcare Trust (SBI)	5,102	21,020
Douglas Emmett, Inc.	3,535	103,151
Easterly Government Properties, Inc.	1,785	40,430
EastGroup Properties, Inc.	847	116,937
Empire State Realty Trust, Inc.	2,929	27,298
EPR Properties	1,606	52,195
Equity Commonwealth	2,656	72,456
Essential Properties Realty Trust, Inc.	2,254	47,785
Federal Realty Investment Trust (SBI)	1,465	124,701
First Industrial Realty Trust, Inc.	2,768	116,616
Four Corners Property Trust, Inc.	1,603	47,721
Franklin Street Properties Corp.	2,010	8,784
Front Yard Residential Corp. Class B	1,054	17,075
Gaming & Leisure Properties	4,640	196,736
Getty Realty Corp.	797	21,949
Gladstone Commercial Corp.	807	14,526
Gladstone Land Corp.	507	7,422
Global Medical REIT, Inc.	985	12,864
Global Net Lease, Inc.	1,941	33,269
Healthcare Realty Trust, Inc.	2,949	87,290
Healthcare Trust of America, Inc.	4,686	129,052
Hersha Hospitality Trust	812	6,407
Highwoods Properties, Inc. (SBI)	2,245	88,969
Hudson Pacific Properties, Inc.	3,273	78,617
Independence Realty Trust, Inc.	2,024	27,182
Industrial Logistics Properties Trust	1,434	33,398
Iron Mountain, Inc.	6,144	181,125
iStar Financial, Inc.	1,652	24,532
JBG SMITH Properties	2,385	74,579
Kilroy Realty Corp.	2,240	128,576
Kimco Realty Corp.	9,194	138,002
Kite Realty Group Trust	1,757	26,285
Lamar Advertising Co. Class A	1,840	153,125
Lexington Corporate Properties Trust	5,926	62,934
Life Storage, Inc.	1,040	124,166
LTC Properties, Inc.	858	33,385
Mack-Cali Realty Corp.	1,877	23,387
Monmouth Real Estate Investment Corp. Class A	2,153	37,290
National Health Investors, Inc.	969	67,026
National Retail Properties, Inc.	3,708	151,731
National Storage Affiliates Trust	1,351	48,677
New Senior Investment Group, Inc.	1,646	8,526
NexPoint Residential Trust, Inc.	495	20,943
Office Properties Income Trust	1,057	24,015
Omega Healthcare Investors, Inc.	4,832	175,498
Outfront Media, Inc.	3,105	60,734
Paramount Group, Inc.	3,592	32,472
Park Hotels & Resorts, Inc.	5,017	86,042
Pebblebrook Hotel Trust	2,819	52,997
Physicians Realty Trust	4,550	80,990
Piedmont Office Realty Trust, Inc. Class A	2,656	43,107
Plymouth Industrial REIT, Inc.	568	8,520
Potlatch Corp.	1,443	72,179
Preferred Apartment Communities, Inc. Class A	977	7,230
PS Business Parks, Inc.	437	58,064
QTS Realty Trust, Inc. Class A	1,389	85,951
Ramco-Gershenson Properties Trust (SBI)	1,714	14,826
Rayonier, Inc.	2,925	85,937
Retail Opportunity Investments Corp.	2,518	33,716
Retail Properties America, Inc.	4,483	38,374
Retail Value, Inc.	383	5,695
Rexford Industrial Realty, Inc.	2,791	137,066
RLJ Lodging Trust	3,553	50,275
Ryman Hospitality Properties, Inc.	1,175	79,618
Sabra Health Care REIT, Inc.	4,450	77,297
Safehold, Inc.	308	22,327
Saul Centers, Inc.	264	8,364
Seritage Growth Properties (a)(b)	728	10,687
Service Properties Trust	3,479	39,974
SITE Centers Corp.	3,226	32,647
SL Green Realty Corp.	1,547	92,170
Spirit Realty Capital, Inc.	2,451	98,457
Stag Industrial, Inc.	3,222	100,913
Store Capital Corp.	5,048	171,531
Summit Hotel Properties, Inc.	2,326	20,957
Sunstone Hotel Investors, Inc.	4,657	52,764
Tanger Factory Outlet Centers, Inc. (b)	1,995	19,870
Terreno Realty Corp.	1,476	86,361
The GEO Group, Inc. (b)	2,598	23,018
The Macerich Co. (b)	2,363	25,213
UMH Properties, Inc.	910	13,477
Uniti Group, Inc.	5,048	59,213
Universal Health Realty Income Trust (SBI)	271	17,417
Urban Edge Properties	2,363	30,577
Urstadt Biddle Properties, Inc. Class A	687	9,707
Washington Prime Group, Inc.	379	2,467
Washington REIT (SBI)	1,742	37,679
Weingarten Realty Investors (SBI)	2,591	56,147
Whitestone REIT Class B	832	6,631
Xenia Hotels & Resorts, Inc.	2,419	36,769
		7,122,106
Real Estate Management & Development - 0.5%
Altisource Portfolio Solutions SA (a)	165	2,125
CTO Realty Growth, Inc.	102	4,300
eXp World Holdings, Inc. (a)	586	36,988
Forestar Group, Inc. (a)	351	7,083
Howard Hughes Corp. (a)	957	75,536
Jones Lang LaSalle, Inc.	1,091	161,872
Kennedy-Wilson Holdings, Inc.	2,561	45,816
Marcus & Millichap, Inc. (a)	500	18,615
Newmark Group, Inc.	3,377	24,618
RE/MAX Holdings, Inc.	401	14,568
Realogy Holdings Corp. (a)	2,474	32,459
Redfin Corp. (a)	2,176	149,339
The RMR Group, Inc.	320	12,358
The St. Joe Co.	666	28,272
		613,949

TOTAL REAL ESTATE		7,736,055

UTILITIES - 1.9%
Electric Utilities - 0.7%
Allete, Inc.	1,090	67,515
Avangrid, Inc.	1,184	53,813
Hawaiian Electric Industries, Inc.	2,317	81,999
IDACORP, Inc.	1,070	102,752
MGE Energy, Inc.	777	54,413
NRG Energy, Inc.	5,175	194,321
OGE Energy Corp.	4,240	135,086
Otter Tail Corp.	859	36,602
PNM Resources, Inc.	1,706	82,792
Portland General Electric Co.	1,906	81,520
		890,813
Gas Utilities - 0.5%
Chesapeake Utilities Corp.	374	40,471
National Fuel Gas Co.	1,923	79,093
New Jersey Resources Corp.	2,041	72,558
Northwest Natural Holding Co.	653	30,031
ONE Gas, Inc.	1,121	86,059
South Jersey Industries, Inc.	2,086	44,953
Southwest Gas Holdings, Inc.	1,204	73,143
Spire, Inc.	1,098	70,316
UGI Corp.	4,401	153,859
		650,483
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc.:
Class A	505	14,923
Class C	1,804	57,602
Ormat Technologies, Inc. (b)	941	84,953
Sunnova Energy International, Inc. (a)	1,210	54,607
		212,085
Multi-Utilities - 0.3%
Avista Corp.	1,471	59,046
Black Hills Corp.	1,336	82,097
MDU Resources Group, Inc.	4,254	112,050
NorthWestern Energy Corp.	1,078	62,858
Unitil Corp.	305	13,502
		329,553
Water Utilities - 0.2%
American States Water Co.	773	61,461
Cadiz, Inc. (a)	639	6,805
California Water Service Group	1,044	56,407
Middlesex Water Co.	364	26,379
SJW Corp.	542	37,593
York Water Co.	268	12,489
		201,134

TOTAL UTILITIES		2,284,068

TOTAL COMMON STOCKS
(Cost $95,986,514)		115,619,059

Money Market Funds - 5.6%
Fidelity Cash Central Fund 0.11% (e)	2,006,476	2,006,878
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	4,597,271	4,597,730
TOTAL MONEY MARKET FUNDS
(Cost $6,604,608)		6,604,608
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $102,591,122)		122,223,667
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(4,116,690)
NET ASSETS - 100%		$118,106,977

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	9	March 2021	$888,660	$28,109	$28,109
CME E-mini S&P MidCap 400 Index Contracts (United States)	6	March 2021	1,382,100	30,905	30,905
TOTAL FUTURES CONTRACTS					$59,014

The notional amount of futures purchased as a percentage of Net Assets is 1.9%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $114,020 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,142
Fidelity Securities Lending Cash Central Fund	45,683
Total	$51,825

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,034,770	$5,031,992	$--	$2,778
Consumer Discretionary	15,564,527	15,564,527	--	--
Consumer Staples	3,931,503	3,931,503	--	--
Energy	2,329,336	2,329,336	--	--
Financials	14,372,328	14,372,328	--	--
Health Care	18,998,511	18,993,077	5,434	--
Industrials	17,140,264	17,140,264	--	--
Information Technology	22,525,836	22,525,836	--	--
Materials	5,701,861	5,701,419	--	442
Real Estate	7,736,055	7,736,055	--	--
Utilities	2,284,068	2,284,068	--	--
Money Market Funds	6,604,608	6,604,608	--	--
Total Investments in Securities:	$122,223,667	$122,215,013	$5,434	$3,220
Derivative Instruments:
Assets
Futures Contracts	$59,014	$59,014	$--	$--
Total Assets	$59,014	$59,014	$--	$--
Total Derivative Instruments:	$59,014	$59,014	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$59,014	$0
Total Equity Risk	59,014	0
Total Value of Derivatives	$59,014	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $4,385,286) — See accompanying schedule: Unaffiliated issuers (cost $95,986,514)	$115,619,059
Fidelity Central Funds (cost $6,604,608)	6,604,608
Total Investment in Securities (cost $102,591,122)		$122,223,667
Segregated cash with brokers for derivative instruments		135,000
Foreign currency held at value (cost $4,841)		4,892
Receivable for fund shares sold		267,095
Dividends receivable		98,495
Distributions receivable from Fidelity Central Funds		3,718
Receivable for daily variation margin on futures contracts		1,695
Total assets		122,734,562
Liabilities
Payable to custodian bank	$1,522
Payable for investments purchased	2,063
Payable for fund shares redeemed	11,961
Accrued management fee	6,378
Distribution and service plan fees payable	2,435
Other affiliated payables	5,467
Other payables and accrued expenses	4
Collateral on securities loaned	4,597,755
Total liabilities		4,627,585
Net Assets		$118,106,977
Net Assets consist of:
Paid in capital		$100,895,625
Total accumulated earnings (loss)		17,211,352
Net Assets		$118,106,977
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($95,142,634 ÷ 7,600,780 shares)		$12.52
Service Class:
Net Asset Value, offering price and redemption price per share ($18,140,676 ÷ 1,451,122 shares)		$12.50
Service Class 2:
Net Asset Value, offering price and redemption price per share ($4,823,667 ÷ 385,844 shares)		$12.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$936,437
Non-Cash dividends		110,395
Interest		223
Income from Fidelity Central Funds (including $45,683 from security lending)		51,825
Total income		1,098,880
Expenses
Management fee	$52,227
Transfer agent fees	44,766
Distribution and service plan fees	9,717
Independent trustees' fees and expenses	408
Miscellaneous	1,221
Total expenses before reductions	108,339
Expense reductions	(721)
Total expenses after reductions		107,618
Net investment income (loss)		991,262
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,710,141)
Fidelity Central Funds	149
Foreign currency transactions	(14)
Futures contracts	(85,185)
Total net realized gain (loss)		(1,795,191)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	15,085,521
Assets and liabilities in foreign currencies	6
Futures contracts	54,672
Total change in net unrealized appreciation (depreciation)		15,140,199
Net gain (loss)		13,345,008
Net increase (decrease) in net assets resulting from operations		$14,336,270

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$991,262	$775,076
Net realized gain (loss)	(1,795,191)	548,251
Change in net unrealized appreciation (depreciation)	15,140,199	9,948,340
Net increase (decrease) in net assets resulting from operations	14,336,270	11,271,667
Distributions to shareholders	(1,225,615)	(1,526,033)
Share transactions - net increase (decrease)	28,677,171	35,348,921
Total increase (decrease) in net assets	41,787,826	45,094,555
Net Assets
Beginning of period	76,319,151	31,224,596
End of period	$118,106,977	$76,319,151

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Extended Market Index Portfolio Initial Class

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$8.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.13	.15	.11
Net realized and unrealized gain (loss)	1.66	2.13	(1.21)
Total from investment operations	1.79	2.28	(1.10)
Distributions from net investment income	(.14)	(.12)	(.08)
Distributions from net realized gain	–	(.11)	–
Total distributions	(.14)	(.23)	(.08)
Net asset value, end of period	$12.52	$10.87	$8.82
Total ReturnC,D,E	16.46%	25.88%	(10.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.13%	.13%	.13%H
Expenses net of fee waivers, if any	.13%	.13%	.13%H
Expenses net of all reductions	.13%	.13%	.13%H
Net investment income (loss)	1.34%	1.47%	1.57%H
Supplemental Data
Net assets, end of period (000 omitted)	$95,143	$73,052	$30,342
Portfolio turnover rateI	46%	17%	11%H

 A For the period April 17, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio Service Class

Years ended December 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.86	$10.44
Income from Investment Operations
Net investment income (loss)B	.13	.12
Net realized and unrealized gain (loss)	1.65	.53
Total from investment operations	1.78	.65
Distributions from net investment income	(.14)	(.12)
Distributions from net realized gain	–	(.11)
Total distributions	(.14)	(.23)
Net asset value, end of period	$12.50	$10.86
Total ReturnC,D,E	16.37%	6.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	.23%	.23%H
Expenses net of fee waivers, if any	.23%	.23%H
Expenses net of all reductions	.23%	.23%H
Net investment income (loss)	1.24%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$18,141	$2,133
Portfolio turnover rateI	46%	17%

 A For the period April 11, 2019 (commencement of sale of shares) to December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio Service Class 2

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.87	$8.83	$10.00
Income from Investment Operations
Net investment income (loss)B	.11	.12	.10
Net realized and unrealized gain (loss)	1.65	2.12	(1.21)
Total from investment operations	1.76	2.24	(1.11)
Distributions from net investment income	(.13)	(.10)	(.06)
Distributions from net realized gain	–	(.11)	–
Total distributions	(.13)	(.20)C	(.06)
Net asset value, end of period	$12.50	$10.87	$8.83
Total ReturnD,E,F	16.19%	25.44%	(11.09)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.38%	.38%	.38%I
Expenses net of fee waivers, if any	.38%	.38%	.38%I
Expenses net of all reductions	.38%	.38%	.38%I
Net investment income (loss)	1.09%	1.22%	1.32%I
Supplemental Data
Net assets, end of period (000 omitted)	$4,824	$1,134	$883
Portfolio turnover rateJ	46%	17%	11%I

 A For the period April 17, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Initial Class	10.69%	5.32%
Service Class	10.60%	5.22%
Service Class 2	10.34%	5.04%

 A From April 17, 2018

 The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Index Portfolio - Initial Class on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Global ex U.S. Index℠ performed over the same period.

Period Ending Values
$11,507	VIP International Index Portfolio - Initial Class
$11,666	Fidelity Global ex U.S. Index℠

VIP International Index Portfolio

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index gained 10.81% in 2020, a volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in non-U.S. stocks suffering one of the quickest declines on record in March, followed by a historic rebound through year-end. The crisis and containment efforts caused broad contraction in global economic activity, along with dislocation in financial markets. Rapid and expansive monetary/fiscal-policy responses partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September (-2.45%), when the index began a two-month retreat. November (+13.46%) was a much different story, however, as investors reacted favorably to election results in the U.S. The momentum continued in December (+5.42%), driven by regulatory approvals for COVID-19 vaccines in certain regions. For the full year, emerging markets (+19%) was the top region, followed by Japan (+15%) and Europe ex U.K. (+12%). Conversely, the U.K. (-10%), Canada (+6%) and Asia Pacific ex Japan (+7%) lagged. By sector, information technology (+46%) led the way, while consumer discretionary (+23%) and materials (+22%) also outpaced the index. In contrast, the energy (-23%), real estate (-9%) and financials (-4%) sectors underperformed.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2020, the fund's share classes returned roughly 10% to 11%, compared with a return of 11.21% for the benchmark Fidelity Global ex U.S. Index. (The fund's performance relative to the index can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index.) Individually, Taiwan Semiconductor Manufacturing was a large contributor; the semiconductor foundry's shares rose about 74%, aided by strong customer demand for chip manufacturing services among global technology companies. South Korean semiconductor and electronics giant Samsung Electronics (+58%) benefited from strong customer demand as well as an expected recovery in memory pricing. Also adding value was Chinese entertainment conglomerate Tencent (+51%), which generated healthy earnings and revenue growth. Chinese shopping platform Meituan (+191%) benefited from strong demand amid consumers' transition to working and shopping from home. Other notable contributors were Dutch semiconductor equipment maker ASML Holding (+66%) and Canadian e-commerce company Shopify (+184%). In contrast, the biggest individual detractor was British multinational investment bank HSBC Holdings (-35%). The firm suspended its dividend in late March, partly as lower interest rates made lending less profitable. Weak profits along with heightened concern about bad debts at the company also weighed on HSBC's share price. Several stocks in the energy sector – by far the weakest performer of the 12 months – were notable detractors, as oil-price weakness and sluggish demand amid the pandemic hampered U.K.-based BP (-40%) and Royal Dutch Shell (returning roughly -38%), as well as France's Total (-16%) and Canada's Suncor Energy (-47%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP International Index Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.5
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.3
Nestle SA (Reg. S) (Switzerland, Food Products)	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.8
Toyota Motor Corp. (Japan, Automobiles)	0.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.6
11.0

Top Market Sectors as of December 31, 2020

% of fund's net assets
Financials	19.5
Consumer Discretionary	13.3
Industrials	12.2
Information Technology	12.1
Health Care	9.0
Consumer Staples	8.3
Materials	7.3
Communication Services	7.6
Energy	4.1
Utilities	2.6

Geographic Diversification (% of fund's net assets)

As of December 31, 2020
Japan	17.5%
United Kingdom	8.5%
Cayman Islands	7.6%
Canada	6.4%
Switzerland	5.6%
France	5.6%
Germany	5.2%
Australia	4.5%
Korea (South)	4.3%
Other	34.8%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2020

% of fund's net assets
Stocks and Equity Futures	99.9
Short-Term Investments and Net Other Assets (Liabilities)	0.1

VIP International Index Portfolio

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 4.5%
Afterpay Ltd. (a)	2,024	$184,128
AGL Energy Ltd.	5,311	48,929
ALS Ltd.	4,068	30,139
Altium Ltd.	1,096	28,720
Alumina Ltd.	20,285	28,697
AMP Ltd.	29,438	35,405
Ampol Ltd.	2,140	46,888
Ansell Ltd.	1,150	30,836
APA Group unit	10,313	76,725
Aristocrat Leisure Ltd.	5,563	132,953
ASX Ltd.	1,691	93,865
Atlas Arteria Ltd. unit	8,469	42,440
Aurizon Holdings Ltd.	15,948	47,951
Australia & New Zealand Banking Group Ltd.	24,681	431,931
Bank of Queensland Ltd.	3,959	23,624
Beach Energy Ltd.	13,789	19,188
Bendigo & Adelaide Bank Ltd.	4,555	32,729
BHP Billiton Ltd.	25,580	835,815
BlueScope Steel Ltd.	4,307	58,042
Boral Ltd.	9,320	35,567
Brambles Ltd.	12,945	105,787
Carsales.com Ltd.	2,128	32,828
Challenger Ltd.	4,929	24,472
Charter Hall Group unit	3,985	45,193
Cleanaway Waste Management Ltd.	18,001	32,613
Coca-Cola Amatil Ltd.	4,378	43,642
Cochlear Ltd.	574	83,637
Coles Group Ltd.	11,591	162,101
Commonwealth Bank of Australia	15,401	974,925
Computershare Ltd.	4,352	48,952
Crown Ltd.	3,033	22,518
CSL Ltd.	3,950	862,355
Deterra Royalties Ltd. (a)	3,772	13,959
DEXUS Property Group unit	9,266	67,150
Dominos Pizza Enterprises Ltd.	538	35,952
Downer EDI Ltd.	5,956	24,474
Evolution Mining Ltd.	14,881	57,248
Fortescue Metals Group Ltd.	14,425	260,564
Goodman Group unit	14,566	212,353
Iluka Resources Ltd.	3,691	18,468
Incitec Pivot Ltd.	16,510	29,021
Insurance Australia Group Ltd.	21,350	77,361
JB Hi-Fi Ltd.	977	36,621
Lendlease Group unit	6,030	60,900
Link Administration Holdings Ltd.	4,799	20,534
Macquarie Group Ltd.	2,954	315,372
Magellan Financial Group Ltd.	1,211	50,098
Medibank Private Ltd.	23,530	54,603
Mirvac Group unit	34,427	70,070
National Australia Bank Ltd.	28,581	497,980
Newcrest Mining Ltd.	7,116	141,431
Northern Star Resources Ltd.	6,335	61,978
Orica Ltd.	3,467	40,494
Origin Energy Ltd.	15,062	55,273
Orora Ltd.	8,263	17,200
Qantas Airways Ltd.	16,571	61,961
QBE Insurance Group Ltd.	12,825	84,340
Qube Holdings Ltd.	16,908	38,324
Ramsay Health Care Ltd.	1,628	78,043
REA Group Ltd.	423	48,545
Reliance Worldwide Corp. Ltd.	6,875	21,466
Rio Tinto Ltd.	3,229	283,368
Santos Ltd.	15,461	74,736
Saracen Mineral Holdings Ltd.	9,430	34,533
Scentre Group unit	45,198	96,870
SEEK Ltd.	3,106	68,317
Sonic Healthcare Ltd.	4,167	103,283
South32 Ltd.	42,353	80,651
Spark Infrastructure Group unit	14,556	23,678
Steadfast Group Ltd.	7,409	22,791
Stockland Corp. Ltd. unit	20,331	65,518
Suncorp Group Ltd.	11,193	84,049
Sydney Airport unit	23,583	116,542
Tabcorp Holdings Ltd.	19,383	58,279
Telstra Corp. Ltd.	103,408	237,573
The GPT Group unit	17,056	59,172
The Star Entertainment Group Ltd.	7,243	20,549
Transurban Group unit	23,801	250,653
Treasury Wine Estates Ltd.	6,338	45,931
Vicinity Centres unit	32,825	40,617
Wesfarmers Ltd.	9,848	382,653
Westpac Banking Corp.	31,378	466,946
WiseTech Global Ltd.	1,310	31,056
Woodside Petroleum Ltd.	8,389	147,071
Woolworths Group Ltd.	10,991	333,094
WorleyParsons Ltd.	2,815	24,936

TOTAL AUSTRALIA		10,408,244

Austria - 0.2%
Andritz AG	643	29,476
BAWAG Group AG (b)	599	27,861
BUWOG AG rights (a)(c)	115	0
CA Immobilien Anlagen AG	630	24,009
Erste Group Bank AG	2,614	79,630
IMMOFINANZ Immobilien Anlagen AG (a)	894	18,430
OMV AG	1,276	50,967
Raiffeisen International Bank-Holding AG	1,190	24,183
S IMMO AG	413	8,506
S&T AG (a)	453	10,690
UNIQA Insurance Group AG	882	6,929
Verbund AG	591	50,210
Voestalpine AG	940	33,549
Wienerberger AG	996	31,761

TOTAL AUSTRIA		396,201

Bailiwick of Jersey - 0.5%
Experian PLC	7,986	303,377
Ferguson PLC	2,012	244,459
Glencore Xstrata PLC	95,000	301,700
IWG PLC (a)	6,513	30,567
Polymetal International PLC	2,321	53,465
WPP PLC	10,718	116,140

TOTAL BAILIWICK OF JERSEY		1,049,708

Belgium - 0.6%
Ackermans & Van Haaren SA	194	29,151
Aedifica SA	291	34,946
Ageas	1,619	86,195
Anheuser-Busch InBev SA NV	7,356	513,204
Barco NV	623	13,563
Cofinimmo SA	238	35,414
Elia System Operator SA/NV	284	33,827
Galapagos Genomics NV (a)	410	40,579
Groupe Bruxelles Lambert SA	1,036	104,440
KBC Groep NV	2,935	205,380
Proximus	1,304	25,823
Sofina SA	136	46,022
Solvay SA Class A	644	76,220
UCB SA	1,112	114,764
Umicore SA	1,711	82,126
Warehouses de Pauw	1,108	38,252

TOTAL BELGIUM		1,479,906

Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (a)	36,000	106,341
Beijing Enterprises Water Group Ltd.	44,000	17,708
Brilliance China Automotive Holdings Ltd.	24,000	21,856
China Gas Holdings Ltd.	17,200	68,335
China Resource Gas Group Ltd.	8,000	42,567
CK Infrastructure Holdings Ltd.	5,000	26,862
Cosan Ltd. Class A	959	17,674
Credicorp Ltd. (United States)	546	89,555
Hiscox Ltd. (a)	3,144	42,736
Hongkong Land Holdings Ltd.	10,015	41,362
Jardine Matheson Holdings Ltd.	2,303	128,968
Jardine Strategic Holdings Ltd.	1,581	39,335
Kunlun Energy Co. Ltd.	34,000	29,384

TOTAL BERMUDA		672,683

Brazil - 1.1%
Aliansce Sonae Shopping Centers SA (a)	1,200	6,739
Ambev SA	38,300	115,397
Atacadao SA	3,100	11,572
B2W Companhia Global do Varejo (a)	1,871	27,235
B3 SA - Brasil Bolsa Balcao	17,900	213,592
Banco Bradesco SA	11,092	51,678
Banco do Brasil SA	12,600	94,120
Banco Inter SA unit	1,401	26,554
BB Seguridade Participacoes SA	6,000	34,227
BR Malls Participacoes SA (a)	6,600	12,579
BRF SA (a)	6,400	27,156
BTG Pactual Participations Ltd. unit	2,000	36,194
CCR SA	9,400	24,377
Centrais Eletricas Brasileiras SA (Electrobras)	3,086	21,787
Cielo SA	10,800	8,317
Cogna Educacao (a)	15,900	14,173
Companhia Brasileira de Distribuicao Grupo Pao de Acucar	1,400	20,228
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	3,100	26,523
Companhia Siderurgica Nacional SA (CSN)	5,400	33,112
Compania de Locacao das Americas	2,900	16,364
Compania de Saneamento do Parana unit	1,900	9,511
Cosan SA Industria e Comercio	1,400	20,412
CPFL Energia SA	1,700	10,653
Cyrela Brazil Realty SA	2,600	14,756
Embraer SA (a)	6,900	11,756
Energisa SA unit	2,200	22,177
Eneva SA (a)	2,000	23,911
ENGIE Brasil Energia SA	2,050	17,342
Equatorial Energia SA	6,600	29,428
Hapvida Participacoes e Investimentos SA (b)	9,500	27,910
Hypermarcas SA	3,400	22,419
IRB Brasil Resseguros SA	7,797	12,279
JBS SA	8,200	37,352
Klabin SA unit	6,200	31,596
Localiza Rent A Car SA	5,030	66,770
Lojas Renner SA	6,970	58,426
Magazine Luiza SA	23,120	111,055
Multiplan Empreendimentos Imobiliarios SA	2,300	10,419
Natura & Co. Holding SA	7,293	73,713
Neoenergia SA	2,000	6,784
Notre Dame Intermedica Participacoes SA	4,524	68,232
Petrobras Distribuidora SA	6,000	25,563
Petroleo Brasileiro SA - Petrobras (ON)	32,200	178,848
Qualicorp Consultoria E Corret	2,000	13,469
Raia Drogasil SA	9,800	47,243
Rumo SA (a)	10,400	38,523
Sul America SA unit	2,439	20,825
Suzano Papel e Celulose SA (a)	6,079	68,512
Telefonica Brasil SA	3,600	32,228
Terna Participacoes SA unit	3,100	19,892
TIM SA	7,100	20,025
Totvs SA	4,000	22,117
Ultrapar Participacoes SA	6,700	30,622
Vale SA	29,800	501,715
Via Varejo SA (a)	12,851	39,982
Weg SA	6,450	94,052
YDUQS Participacoes SA	2,100	13,309

TOTAL BRAZIL		2,675,750

Canada - 6.3%
Agnico Eagle Mines Ltd. (Canada)	2,115	148,859
Air Canada (a)	2,882	51,554
Alamos Gold, Inc.	3,473	30,340
Algonquin Power & Utilities Corp.	5,218	85,880
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	7,476	254,780
Allied Properties (REIT)	1,131	33,613
AltaGas Ltd.	2,402	35,325
ATCO Ltd. Class I (non-vtg.)	651	18,662
B2Gold Corp.	8,928	50,009
Bank of Montreal	5,626	427,751
Bank of Nova Scotia	10,544	569,901
Barrick Gold Corp. (Canada)	15,457	352,151
Bausch Health Cos., Inc. (Canada) (a)	2,730	56,642
BCE, Inc.	7,884	337,125
BlackBerry Ltd. (a)	4,420	29,307
Boyd Group Services, Inc.	184	31,738
Brookfield Asset Management, Inc. (Canada) Class A	12,180	503,505
CAE, Inc.	2,424	67,165
Cameco Corp.	3,429	45,930
Canadian Apartment Properties (REIT) unit	1,461	57,377
Canadian Imperial Bank of Commerce	3,901	333,189
Canadian National Railway Co.	6,178	679,197
Canadian Natural Resources Ltd.	10,278	246,998
Canadian Pacific Railway Ltd.	1,166	404,450
Canadian Tire Ltd. Class A (non-vtg.)	494	64,939
Canadian Utilities Ltd. Class A (non-vtg.)	1,070	26,134
Capital Power Corp.	923	25,365
CCL Industries, Inc. Class B	1,267	57,522
Cenovus Energy, Inc. (Canada)	8,748	53,262
CGI, Inc. Class A (sub. vtg.) (a)	1,996	158,360
CI Financial Corp.	1,731	21,459
Constellation Software, Inc.	173	224,649
Descartes Systems Group, Inc. (Canada)(a)	732	42,814
Dollarama, Inc.	2,538	103,442
Element Financial Corp.	3,872	40,700
Emera, Inc.	2,224	94,523
Empire Co. Ltd. Class A (non-vtg.)	1,532	41,872
Enbridge, Inc.	17,626	563,716
Fairfax Financial Holdings Ltd. (sub. vtg.)	239	81,460
Finning International, Inc.	1,409	29,920
First Quantum Minerals Ltd.	4,797	86,112
FirstService Corp.	328	44,893
Fortis, Inc.	4,088	167,001
Franco-Nevada Corp.	1,661	208,261
George Weston Ltd.	637	47,581
Gibson Energy, Inc.	1,253	20,239
Gildan Activewear, Inc.	1,730	48,370
Great-West Lifeco, Inc.	2,407	57,391
Hydro One Ltd. (b)	2,692	60,591
iA Financial Corp, Inc.	919	39,838
IGM Financial, Inc.	722	19,574
Imperial Oil Ltd.	1,902	36,100
Intact Financial Corp.	1,245	147,416
Inter Pipeline Ltd.	3,720	34,690
Keyera Corp.	1,900	33,764
Kinross Gold Corp.	10,787	79,150
Kirkland Lake Gold Ltd.	2,398	99,092
Loblaw Companies Ltd.	1,444	71,253
Lundin Mining Corp.	5,585	49,580
Magna International, Inc. Class A (sub. vtg.)	2,373	167,987
Manulife Financial Corp.	16,890	300,541
Methanex Corp.	551	25,319
Metro, Inc. Class A (sub. vtg.)	2,215	98,839
National Bank of Canada	2,948	165,916
Northland Power, Inc.	1,546	55,468
Nutrien Ltd.	4,953	238,292
Onex Corp. (sub. vtg.)	691	39,661
Open Text Corp.	2,391	108,646
Pan American Silver Corp.	1,839	63,464
Parkland Corp.	1,306	41,440
Pembina Pipeline Corp.	4,829	114,190
Power Corp. of Canada (sub. vtg.)	5,021	115,299
Quebecor, Inc. Class B (sub. vtg.)	1,558	40,097
Restaurant Brands International, Inc.	2,654	162,276
RioCan (REIT)	2,722	35,819
Ritchie Bros. Auctioneers, Inc.	962	66,869
Rogers Communications, Inc. Class B (non-vtg.)	3,071	142,971
Royal Bank of Canada	12,370	1,016,402
Saputo, Inc.	2,107	58,977
Shaw Communications, Inc. Class B	4,102	71,992
Shopify, Inc. Class A (a)	955	1,078,357
SNC-Lavalin Group, Inc.	1,532	26,153
Stantec, Inc.	994	32,235
Sun Life Financial, Inc.	5,113	227,352
Suncor Energy, Inc.	13,278	222,708
TC Energy Corp.	8,193	333,088
Teck Resources Ltd. Class B (sub. vtg.)	4,000	72,590
TELUS Corp.	11,251	222,828
TFI International, Inc. (Canada)	794	40,876
The Toronto-Dominion Bank	15,782	891,697
Thomson Reuters Corp.	1,468	120,148
TMX Group Ltd.	455	45,446
Topicus.Com, Inc. (a)(c)	312	1,180
Toromont Industries Ltd.	732	51,296
Waste Connection, Inc. (Canada)	2,288	234,606
Wheaton Precious Metals Corp.	3,908	163,209
WSP Global, Inc.	623	59,021
Yamana Gold, Inc.	8,184	46,742

TOTAL CANADA		14,832,478

Cayman Islands - 7.6%
AAC Technology Holdings, Inc.	6,000	33,589
Airtac International Group	1,000	32,020
Alibaba Group Holding Ltd. sponsored ADR (a)	15,971	3,716,896
Anta Sports Products Ltd.	8,000	126,824
ASM Pacific Technology Ltd.	2,600	34,309
Autohome, Inc. ADR Class A (d)	488	48,615
Baidu.com, Inc. sponsored ADR (a)	2,369	512,273
BeiGene Ltd. ADR (a)	342	88,369
Bilibili, Inc. ADR (a)(d)	1,360	116,579
Chailease Holding Co. Ltd.	11,465	68,528
China Biologic Products Holdings, Inc. (a)	116	13,701
China Conch Venture Holdings Ltd.	14,000	68,082
China Evergrande Group	16,000	30,752
China Feihe Ltd. (b)	25,000	58,562
China Mengniu Dairy Co. Ltd.	24,000	144,883
China Resources Cement Holdings Ltd.	18,000	20,107
China Resources Land Ltd.	24,000	99,065
CIFI Holdings Group Co. Ltd.	31,466	26,667
CK Asset Holdings Ltd.	21,500	110,378
CK Hutchison Holdings Ltd.	23,500	163,993
Country Garden Holdings Co. Ltd.	63,494	87,799
Country Garden Services Holdings Co. Ltd.	12,000	81,187
ENN Energy Holdings Ltd.	6,600	96,883
GDS Holdings Ltd. ADR (a)(d)	992	92,891
Geely Automobile Holdings Ltd.	49,000	167,495
Genscript Biotech Corp.	10,000	14,550
Hengan International Group Co. Ltd.	6,000	42,490
Huazhu Group Ltd. ADR	1,258	56,648
Innovent Biologics, Inc. (a)(b)	7,000	74,086
iQIYI, Inc. ADR (a)(d)	2,739	47,878
JD.com, Inc. sponsored ADR (a)	7,790	684,741
JOYY, Inc. ADR	480	38,390
Kingdee International Software Group Co. Ltd.	21,000	85,599
Kingsoft Corp. Ltd.	8,000	51,597
Li Ning Co. Ltd.	18,000	123,754
Logan Property Holdings Co. Ltd.	7,000	11,467
Longfor Properties Co. Ltd. (b)	14,000	81,987
Meituan Class B (a)	36,200	1,375,632
Melco Crown Entertainment Ltd. sponsored ADR	1,778	32,982
Minth Group Ltd.	6,000	31,655
Momo, Inc. ADR	1,446	20,186
NetEase, Inc. ADR	3,485	333,758
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,292	240,067
NIO, Inc. sponsored ADR (a)	11,128	542,379
PagSeguro Digital Ltd. (a)	1,529	86,970
Parade Technologies Ltd.	1,000	39,492
Pinduoduo, Inc. ADR (a)	3,034	539,051
Sands China Ltd.	21,200	93,114
Sea Ltd. ADR (a)	3,098	616,657
Shenzhou International Group Holdings Ltd.	6,500	127,444
Shimao Property Holdings Ltd.	10,500	33,454
Silergy Corp.	1,000	85,744
Silicon Motion Technology Corp. sponsored ADR	281	13,530
SINA Corp. (a)	439	18,605
Sino Biopharmaceutical Ltd.	89,250	86,344
StoneCo Ltd. Class A (a)	1,706	143,168
Sunac China Holdings Ltd.	22,000	81,303
Sunac Services Holdings Ltd. (a)(b)	6,611	14,633
Sunny Optical Technology Group Co. Ltd.	6,200	135,717
TAL Education Group ADR (a)	3,471	248,211
Tencent Holdings Ltd.	49,900	3,590,495
Tingyi (Cayman Islands) Holding Corp.	16,000	27,326
Trip.com Group Ltd. ADR (a)	3,974	134,043
Vipshop Holdings Ltd. ADR (a)	3,384	95,124
Want Want China Holdings Ltd.	56,000	40,524
Weibo Corp. sponsored ADR (a)(d)	489	20,044
WH Group Ltd. (b)	82,500	69,172
Wharf Real Estate Investment Co. Ltd.	15,000	78,072
Wuxi Biologics (Cayman), Inc. (a)(b)	25,000	331,508
Wynn Macau Ltd. (a)	12,800	21,497
Xiaomi Corp. Class B (a)(b)	115,200	489,632
Xinyi Glass Holdings Ltd.	22,000	61,439
Xinyi Solar Holdings Ltd.	34,509	90,140
XPeng, Inc. ADR (a)(d)	1,412	60,476
Yihai International Holding Ltd.	4,000	59,336
Zai Lab Ltd. ADR (a)	603	81,610
Zhen Ding Technology Holding Ltd.	5,000	20,280
ZTO Express, Inc. sponsored ADR	5,475	159,651

TOTAL CAYMAN ISLANDS		17,724,099

Chile - 0.1%
Aguas Andinas SA	25,331	8,164
Banco de Chile	419,168	42,802
Banco de Credito e Inversiones	436	17,115
Banco Santander Chile	570,759	27,393
Cencosud SA	11,887	21,164
Cencosud Shopping SA	4,063	6,511
Colbun SA	58,824	10,390
Compania Cervecerias Unidas SA	1,206	8,906
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,016	6,305
Empresas CMPC SA	9,104	23,961
Empresas COPEC SA	2,942	29,855
Enel Americas SA	236,742	38,655
Enel Chile SA	198,461	15,419
Falabella SA	6,613	24,479
Parque Arauco SA	5,207	8,523

TOTAL CHILE		289,642

China - 1.7%
Agricultural Bank of China Ltd. (H Shares)	244,000	89,386
Anhui Conch Cement Co. Ltd. (H Shares)	10,000	62,625
Bank Communications Co. Ltd. (H Shares)	185,000	97,840
Bank of China Ltd. (H Shares)	666,000	225,410
BYD Co. Ltd. (H Shares)	5,500	144,161
CGN Power Co. Ltd. (H Shares) (b)	88,000	18,957
China CITIC Bank Corp. Ltd. (H Shares)	98,000	41,589
China Construction Bank Corp. (H Shares)	854,000	644,154
China International Capital Corp. Ltd. (H Shares) (a)(b)	11,600	31,422
China Life Insurance Co. Ltd. (H Shares)	65,000	143,096
China Merchants Bank Co. Ltd. (H Shares)	32,500	205,419
China Minsheng Banking Corp. Ltd. (H Shares)	49,300	28,108
China National Building Materials Co. Ltd. (H Shares)	34,000	40,875
China Oilfield Services Ltd. (H Shares)	14,000	11,847
China Pacific Insurance (Group) Co. Ltd. (H Shares)	24,000	93,957
China Petroleum & Chemical Corp. (H Shares)	222,000	98,866
China Railway Group Ltd. (H Shares)	34,000	14,999
China Shenhua Energy Co. Ltd. (H Shares)	29,000	54,615
China Telecom Corp. Ltd. (H Shares)	114,000	31,448
China Tower Corp. Ltd. (H Shares) (b)	402,000	59,114
China Vanke Co. Ltd. (H Shares)	16,100	55,553
CITIC Securities Co. Ltd. (H Shares)	19,500	43,968
Great Wall Motor Co. Ltd. (H Shares)	27,000	92,642
Guangzhou Automobile Group Co. Ltd. (H Shares)	24,800	27,575
Haier Smart Home Co. Ltd. (a)	16,000	57,995
Haitong Securities Co. Ltd. (H Shares)	24,800	22,169
Huatai Securities Co. Ltd. (H Shares) (b)	13,200	20,773
Industrial & Commercial Bank of China Ltd. (H Shares)	647,000	415,691
New China Life Insurance Co. Ltd. (H Shares)	6,700	26,143
Nongfu Spring Co. Ltd. (H Shares) (a)	13,600	96,310
People's Insurance Co. of China Group Ltd. (H Shares)	65,000	20,626
PetroChina Co. Ltd. (H Shares)	178,000	55,105
PICC Property & Casualty Co. Ltd. (H Shares)	60,000	45,431
Ping An Insurance Group Co. of China Ltd. (H Shares)	48,000	584,142
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	76,000	42,939
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	20,000	45,199
Sinopharm Group Co. Ltd. (H Shares)	11,200	27,247
Tsingtao Brewery Co. Ltd. (H Shares)	4,000	41,896
Weichai Power Co. Ltd. (H Shares)	17,000	34,121
WuXi AppTec Co. Ltd. (H Shares) (b)	2,660	52,085
Zijin Mining Group Co. Ltd. (H Shares)	50,000	56,627
ZTE Corp. (H Shares)	6,600	16,601

TOTAL CHINA		4,018,726

Colombia - 0.0%
Bancolombia SA	2,291	23,463
Grupo Argos SA	2,674	10,882
Grupo de Inversiones Suramerica SA	2,192	16,224
Interconexion Electrica SA ESP	3,769	28,360

TOTAL COLOMBIA		78,929

Czech Republic - 0.0%
CEZ A/S	1,464	35,105
Komercni Banka A/S (a)	702	21,474
MONETA Money Bank A/S (b)	3,529	11,173

TOTAL CZECH REPUBLIC		67,752

Denmark - 1.5%
A.P. Moller - Maersk A/S:
Series A	28	57,842
Series B	54	120,164
Ambu A/S Series B	1,435	61,647
Ascendis Pharma A/S sponsored ADR (a)	383	63,877
Carlsberg A/S Series B	886	142,037
Christian Hansen Holding A/S	897	92,680
Coloplast A/S Series B	1,032	157,823
Danske Bank A/S (a)	5,959	98,487
DSV Panalpina A/S	1,777	298,646
Genmab A/S (a)	569	230,726
GN Store Nord A/S	1,235	98,447
ISS Holdings A/S	1,313	22,586
Novo Nordisk A/S Series B	14,499	1,011,438
Novozymes A/S Series B	1,837	104,635
ORSTED A/S (b)	1,568	320,821
Pandora A/S	878	98,264
Royal Unibrew A/S	363	42,035
SimCorp A/S	345	51,293
Tryg A/S	1,219	38,339
Vestas Wind Systems A/S	1,725	407,496

TOTAL DENMARK		3,519,283

Egypt - 0.0%
Commercial International Bank SAE	12,433	46,792
Faroe Islands - 0.0%
Bakkafrost (a)	423	30,200
Finland - 0.8%
Elisa Corp. (A Shares)	1,285	70,443
Fortum Corp.	3,728	90,069
Huhtamaki Oyj	819	42,473
Kesko Oyj	2,330	59,803
Kone OYJ (B Shares)	3,506	285,669
Metso Outotec Oyj	4,668	46,903
Neles Oyj	1,175	15,583
Neste Oyj	3,735	271,175
Nokia Corp. (a)	49,112	189,686
Nokian Tyres PLC	1,084	38,179
Nordea Bank ABP (Stockholm Stock Exchange)	29,615	242,706
Orion Oyj (B Shares)	953	43,776
Sampo Oyj (A Shares)	4,401	188,158
Stora Enso Oyj (R Shares)	5,375	102,919
UPM-Kymmene Corp.	4,681	174,562
Wartsila Corp.	4,295	42,986

TOTAL FINLAND		1,905,090

France - 5.6%
Accor SA (a)	1,566	56,628
Air Liquide SA	4,107	673,330
Alstom SA (a)	2,151	122,519
Arkema SA	567	64,765
Atos Origin SA (a)	834	76,190
AXA SA	18,051	432,905
BNP Paribas SA (a)	9,988	527,288
Bouygues SA	1,958	80,490
Bureau Veritas SA	2,461	65,421
Capgemini SA	1,394	215,938
Carrefour SA	5,054	86,624
Compagnie de St. Gobain (a)	4,652	213,957
Compagnie Generale des Etablissements Michelin SCA Series B	1,553	199,959
Credit Agricole SA (a)	11,057	139,400
Danone SA	5,968	392,731
Dassault Systemes SA	1,190	241,543
Edenred SA	2,133	120,934
Eiffage SA (a)	712	68,750
ENGIE (a)	15,430	236,003
Essilor International SA	2,588	403,266
Gecina SA	472	72,827
Getlink SE (a)	3,707	64,216
Hermes International SCA	301	323,444
Kering SA	647	469,818
Klepierre SA	1,725	38,754
L'Oreal SA	2,082	794,392
Legrand SA	2,311	206,096
LVMH Moet Hennessy Louis Vuitton SE	2,321	1,452,949
Orange SA	17,798	211,886
Orpea (a)	470	61,753
Pernod Ricard SA	1,747	334,646
Peugeot Citroen SA	5,526	151,016
Publicis Groupe SA	2,004	99,788
Renault SA	1,811	79,116
Safran SA (a)	2,853	404,367
Sanofi SA	9,959	965,256
Schneider Electric SA	4,664	674,076
Societe Generale Series A	6,942	144,315
Sodexo SA	720	60,885
SR Teleperformance SA	508	168,368
Suez Environnement SA	3,534	70,027
Thales SA	932	85,279
Total SA	21,883	943,688
Valeo SA	2,058	81,157
Veolia Environnement SA	4,640	113,426
VINCI SA	4,421	439,418
Vivendi SA	7,498	241,639

TOTAL FRANCE		13,171,243

Germany - 4.9%
adidas AG	1,602	582,816
Allianz SE	3,622	889,828
BASF AG	7,981	630,840
Bayer AG	8,547	503,514
Bayerische Motoren Werke AG (BMW)	2,784	245,706
Bechtle AG	242	53,141
Beiersdorf AG	854	98,176
Brenntag AG	1,345	104,589
Carl Zeiss Meditec AG	326	43,233
Commerzbank AG	8,560	55,319
Continental AG	942	140,203
Covestro AG (b)	1,550	95,501
Daimler AG (Germany)	7,256	514,300
Delivery Hero AG (a)(b)	1,246	194,861
Deutsche Bank AG (a)	18,010	198,092
Deutsche Borse AG	1,651	281,120
Deutsche Post AG	8,501	421,104
Deutsche Telekom AG	28,106	513,008
Deutsche Wohnen AG (Bearer)	3,126	166,787
E.ON AG	19,549	216,471
Evonik Industries AG	1,646	53,799
Fresenius Medical Care AG & Co. KGaA	1,833	152,849
Fresenius SE & Co. KGaA	3,602	166,563
GEA Group AG	1,411	50,468
Hannover Reuck SE	527	83,981
HeidelbergCement AG	1,288	95,899
Henkel AG & Co. KGaA	916	88,266
Infineon Technologies AG	11,281	430,806
KION Group AG	636	55,155
Knorr-Bremse AG	574	78,410
Lanxess AG	752	57,190
LEG Immobilien AG	627	97,276
Merck KGaA	1,128	193,468
MTU Aero Engines Holdings AG	463	120,690
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,218	361,900
OSRAM Licht AG (a)	242	15,375
Puma AG	798	89,796
Rheinmetall AG	373	39,492
RWE AG	5,876	248,597
SAP SE	9,492	1,229,392
Scout24 AG (b)	942	76,974
Siemens AG	7,010	1,009,766
Symrise AG	1,120	148,897
Thyssenkrupp AG (a)	3,481	34,494
TUI AG (GB)	3,899	24,441
Uniper SE	829	28,725
Vonovia SE	4,912	358,743
Zalando SE (a)(b)	1,444	160,618

TOTAL GERMANY		11,500,639

Greece - 0.1%
Alpha Bank AE (a)	10,109	11,707
EFG Eurobank Ergasias SA (a)	22,993	16,253
Hellenic Telecommunications Organization SA	2,089	33,636
Jumbo SA	959	16,648
Lamda Development SA (a)	638	5,534
Motor Oil (HELLAS) Corinth Refineries SA	532	7,669
Mytilineos SA	883	12,837
National Bank of Greece SA (a)	4,400	12,153
OPAP SA	1,852	24,774
Piraeus Bank SA(a)	1,781	2,828

TOTAL GREECE		144,039

Hong Kong - 1.9%
AIA Group Ltd.	105,000	1,279,543
Bank of East Asia Ltd.	13,313	28,438
Beijing Enterprises Holdings Ltd.	4,500	14,686
BOC Hong Kong (Holdings) Ltd.	31,500	95,486
China Everbright International Ltd.	31,222	17,640
China Jinmao Holdings Group Ltd.	46,000	21,183
China Merchants Holdings International Co. Ltd.	12,000	14,690
China Mobile Ltd.	46,500	265,071
China Overseas Land and Investment Ltd.	32,500	70,681
China Resources Beer Holdings Co. Ltd.	12,000	110,520
China Resources Power Holdings Co. Ltd.	14,000	15,079
China Taiping Insurance Group Ltd.	12,200	22,000
China Unicom Ltd.	48,000	27,383
CLP Holdings Ltd.	14,000	129,482
CNOOC Ltd.	140,000	128,439
CSPC Pharmaceutical Group Ltd.	78,400	80,196
Far East Horizon Ltd.	18,000	18,552
Fosun International Ltd.	20,500	32,208
Galaxy Entertainment Group Ltd.	18,000	139,891
Guangdong Investment Ltd.	26,000	46,819
Hang Lung Properties Ltd.	16,000	42,206
Hang Seng Bank Ltd.	6,300	108,651
Henderson Land Development Co. Ltd.	11,610	45,101
Hong Kong & China Gas Co. Ltd.	92,527	138,430
Hong Kong Exchanges and Clearing Ltd.	10,343	567,018
Lenovo Group Ltd.	54,000	50,988
Link (REIT)	18,258	166,272
MTR Corp. Ltd.	13,348	74,639
New World Development Co. Ltd.	12,250	57,043
Power Assets Holdings Ltd.	11,500	62,303
Sino Land Ltd.	25,273	32,926
Sun Hung Kai Properties Ltd.	13,500	172,651
Swire Pacific Ltd. (A Shares)	4,500	24,788
Swire Properties Ltd.	9,000	26,179
Techtronic Industries Co. Ltd.	15,000	213,997
Vitasoy International Holdings Ltd.	8,000	31,164

TOTAL HONG KONG		4,372,343

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.) (a)	4,224	31,163
OTP Bank PLC (a)	1,892	85,152
Richter Gedeon PLC	1,220	30,577

TOTAL HUNGARY		146,892

India - 2.5%
Adani Ports & Special Economic Zone Ltd.	6,264	41,479
Asian Paints Ltd.	3,924	148,491
Avenue Supermarts Ltd. (a)(b)	1,271	48,081
Axis Bank Ltd. (a)	22,917	194,634
Bajaj Finance Ltd.	2,306	167,146
Bajaj Finserv Ltd.	528	64,371
Bharat Petroleum Corp. Ltd.	6,743	35,176
Bharti Airtel Ltd.	20,942	146,112
HDFC Bank Ltd. (a)	35,339	696,178
HDFC Standard Life Insurance Co. Ltd. (a)(b)	6,698	62,025
Hindustan Unilever Ltd.	7,756	254,313
Housing Development Finance Corp. Ltd.	15,621	547,108
ICICI Bank Ltd. (a)	59,959	440,980
IndusInd Bank Ltd. (a)	5,754	70,489
Infosys Ltd.	31,786	544,998
ITC Ltd.	76,151	217,859
JSW Steel Ltd.	8,385	44,442
Kotak Mahindra Bank Ltd. (a)	11,351	310,071
Larsen & Toubro Ltd.	10,517	185,364
Maruti Suzuki India Ltd.	1,160	121,465
Power Grid Corp. of India Ltd.	21,891	56,889
Reliance Industries Ltd.	28,065	762,684
State Bank of India (a)	33,466	125,954
Sun Pharmaceutical Industries Ltd.	9,522	77,208
Tata Consultancy Services Ltd.	9,114	357,146
Titan Co. Ltd.	3,565	76,476
Ultratech Cemco Ltd.	1,012	73,255

TOTAL INDIA		5,870,394

Indonesia - 0.4%
Mitra Keluarga Karyasehat Tbk PT	44,400	8,627
PT ACE Hardware Indonesia Tbk	65,700	8,020
PT Adaro Energy Tbk	109,500	11,145
PT Astra International Tbk	172,800	74,101
PT Bank BTPN Syariah Tbk	20,800	5,552
PT Bank Central Asia Tbk	96,600	232,734
PT Bank Mandiri (Persero) Tbk	159,100	71,794
PT Bank Negara Indonesia (Persero) Tbk	63,400	27,864
PT Bank Rakyat Indonesia Tbk	462,400	137,239
PT Barito Pacific Tbk (a)	212,200	16,614
PT Charoen Pokphand Indonesia Tbk	62,900	29,212
PT Gudang Garam Tbk (a)	3,700	10,797
PT Indah Kiat Pulp & Paper Tbk	23,700	17,585
PT Indocement Tunggal Prakarsa Tbk	16,500	16,999
PT Indofood CBP Sukses Makmur Tbk	20,000	13,630
PT Indofood Sukses Makmur Tbk	37,200	18,137
PT Jasa Marga Tbk	23,800	7,843
PT Kalbe Farma Tbk	180,600	19,024
PT Perusahaan Gas Negara Tbk Series B	98,400	11,591
PT Semen Gresik (Persero) Tbk	24,600	21,755
PT Telekomunikasi Indonesia Tbk Series B	415,700	97,934
PT Tower Bersama Infrastructure Tbk	79,200	9,188
PT United Tractors Tbk	12,800	24,233

TOTAL INDONESIA		891,618

Ireland - 0.6%
Bank Ireland Group PLC	7,762	31,292
CRH PLC	6,739	286,587
DCC PLC (United Kingdom)	869	61,533
Flutter Entertainment PLC	636	131,416
Flutter Entertainment PLC (Ireland)	609	124,171
Grafton Group PLC unit (a)	1,849	23,325
ICON PLC (a)	465	90,666
James Hardie Industries PLC CDI	3,860	113,738
Kerry Group PLC Class A	1,314	190,222
Kingspan Group PLC (Ireland) (a)	1,328	93,123
Ryanair Holdings PLC sponsored ADR (a)	1,790	196,864
Smurfit Kappa Group PLC	2,192	101,866
UDG Healthcare PLC (United Kingdom)	2,217	23,648

TOTAL IRELAND		1,468,451

Isle of Man - 0.0%
Entain PLC (a)	5,080	78,743
NEPI Rockcastle PLC	3,645	23,053

TOTAL ISLE OF MAN		101,796

Israel - 0.5%
Airport City Ltd. (a)	597	9,048
Alony Hetz Properties & Investments Ltd.	1,236	17,270
Amot Investments Ltd.	1,780	9,965
Azrieli Group	306	19,435
Bank Hapoalim BM (Reg.) (a)	9,553	65,372
Bank Leumi le-Israel BM	12,552	73,825
Bezeq The Israel Telecommunication Corp. Ltd. (a)	18,045	17,964
Check Point Software Technologies Ltd. (a)	963	127,992
CyberArk Software Ltd. (a)	333	53,809
Elbit Systems Ltd. (Israel)	210	27,650
First International Bank of Israel	495	13,115
Gazit-Globe Ltd.	462	3,015
Icl Group Ltd.	5,861	29,839
Isracard Ltd.	308	1,040
Israel Discount Bank Ltd. (Class A)	10,252	39,433
Kornit Digital Ltd. (a)(d)	385	34,315
Melisron Ltd.	200	10,861
Mizrahi Tefahot Bank Ltd.	1,225	28,305
NICE Systems Ltd. (a)	539	150,959
Paz Oil Co. Ltd.	97	10,399
Plus500 Ltd.	908	18,005
Radware Ltd. (a)	394	10,934
Reit 1 Ltd.	1,526	7,641
Shikun & Binui Ltd. (a)	1,845	10,754
Shufersal Ltd.	1,301	10,041
Strauss Group Ltd.	458	13,737
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	9,513	91,800
Tower Semiconductor Ltd. (a)	892	23,142
Wix.com Ltd. (a)	483	120,731

TOTAL ISRAEL		1,050,396

Italy - 1.2%
A2A SpA	13,237	21,217
Amplifon SpA	728	30,260
Assicurazioni Generali SpA	10,682	187,025
Astm SpA (a)	532	13,414
Atlantia SpA (a)	4,382	79,130
Azimut Holding SpA	995	21,625
Banca Mediolanum S.p.A.	2,186	18,991
Banco BPM SpA	13,031	28,912
Davide Campari Milano NV	3,522	40,370
Enel SpA	67,016	681,870
Eni SpA	22,151	231,250
FinecoBank SpA	5,285	87,160
Hera SpA	6,713	24,428
Infrastrutture Wireless Italiane SpA (b)	2,765	33,519
Interpump Group SpA	695	34,405
Intesa Sanpaolo SpA	152,114	359,555
Italgas SpA	4,185	26,659
Leonardo SpA	3,559	25,725
Mediobanca SpA (a)	6,297	58,290
Moncler SpA	1,729	106,300
Nexi SpA (a)(b)	3,060	60,891
Pirelli & C. SpA (b)	3,890	21,088
Poste Italiane SpA (b)	4,047	41,396
Prysmian SpA	2,289	81,472
Recordati SpA	902	50,159
Saipem SpA	4,501	12,218
Snam Rete Gas SpA	18,352	103,645
Telecom Italia SpA	107,111	49,716
Telecom Italia SpA (Risparmio Shares)	47,449	24,724
Terna SpA	12,212	93,839
UniCredit SpA	18,547	173,774
Unipol Gruppo SpA	3,769	18,112

TOTAL ITALY		2,841,139

Japan - 17.5%
ABC-MART, Inc.	300	16,677
ACOM Co. Ltd.	4,300	18,365
Activia Properties, Inc.	6	25,306
Advance Residence Investment Corp.	12	35,969
Advantest Corp.	1,700	127,267
Aeon (REIT) Investment Corp.	13	16,619
AEON Co. Ltd.	7,500	245,872
AEON MALL Co. Ltd.	800	13,187
AGC, Inc.	2,000	69,730
Aica Kogyo Co. Ltd.	600	20,716
Ain Holdings, Inc.	300	18,508
Air Water, Inc.	2,000	35,524
Aisin Seiki Co. Ltd.	1,600	47,959
Ajinomoto Co., Inc.	4,800	108,663
Alfresa Holdings Corp.	1,800	32,930
Alps Electric Co. Ltd.	1,800	23,673
Amada Co. Ltd.	3,000	32,919
Amano Corp.	600	14,341
Ana Holdings, Inc. (a)	4,000	88,209
Anritsu Corp.	1,200	26,776
Aozora Bank Ltd.	1,000	18,430
Asahi Group Holdings	4,200	172,629
ASAHI INTECC Co. Ltd.	2,000	72,926
Asahi Kasei Corp.	12,100	123,572
Asics Corp.	1,600	30,681
Astellas Pharma, Inc.	16,300	252,385
Azbil Corp.	1,100	60,084
Bandai Namco Holdings, Inc.	1,900	164,248
Bank of Kyoto Ltd.	700	36,405
Benesse Holdings, Inc.	700	13,647
Bic Camera, Inc.	1,400	15,525
Bridgestone Corp.	5,300	173,698
Brother Industries Ltd.	2,200	45,298
Calbee, Inc.	1,000	30,120
Canon, Inc.	9,300	180,165
Capcom Co. Ltd.	700	45,422
Casio Computer Co. Ltd.	2,000	36,531
Central Japan Railway Co.	1,800	254,526
Chiba Bank Ltd.	6,400	35,206
Chubu Electric Power Co., Inc.	6,300	75,840
Chugai Pharmaceutical Co. Ltd.	5,500	293,124
Chugoku Electric Power Co., Inc.	2,800	32,785
Coca-Cola West Co. Ltd.	1,300	20,258
Comforia Residential REIT, Inc.	5	14,396
COMSYS Holdings Corp.	1,100	34,144
Concordia Financial Group Ltd.	10,300	36,210
Cosmos Pharmaceutical Corp.	200	32,308
Credit Saison Co. Ltd.	1,300	14,932
CyberAgent, Inc.	900	61,973
Dai Nippon Printing Co. Ltd.	2,500	44,913
Dai-ichi Mutual Life Insurance Co.	9,900	148,804
Daicel Chemical Industries Ltd.	2,500	18,232
Daifuku Co. Ltd.	1,100	135,935
Daiichi Sankyo Kabushiki Kaisha	15,900	544,347
Daiichikosho Co. Ltd.	400	13,810
Daikin Industries Ltd.	2,500	556,168
Daito Trust Construction Co. Ltd.	600	56,017
Daiwa House Industry Co. Ltd.	5,800	172,110
Daiwa House REIT Investment Corp.	17	42,016
Daiwa Office Investment Corp.	3	19,060
Daiwa Securities Group, Inc.	13,000	59,174
Denki Kagaku Kogyo KK	800	31,224
DENSO Corp.	4,500	267,328
Dentsu Group, Inc.	2,100	62,336
Dic Corp.	700	17,653
Disco Corp.	281	94,569
Dmg Mori Co. Ltd.	1,000	15,195
Dowa Holdings Co. Ltd.	500	18,086
East Japan Railway Co.	3,300	220,161
Ebara Corp.	700	22,846
Eisai Co. Ltd.	2,600	185,630
Electric Power Development Co. Ltd.	1,496	20,588
ENEOS Holdings, Inc.	28,200	101,160
Ezaki Glico Co. Ltd.	500	21,960
Fancl Corp.	700	27,897
FANUC Corp.	1,600	394,959
Fast Retailing Co. Ltd.	600	537,330
Frontier Real Estate Investment Corp.	4	15,457
Fuji Electric Co. Ltd.	1,300	46,773
Fujifilm Holdings Corp.	3,500	184,330
Fujitsu Ltd.	1,600	230,962
Fukuoka Financial Group, Inc.	1,600	28,403
Glory Ltd.	500	10,077
GLP J-REIT	38	59,840
GMO Payment Gateway, Inc.	400	53,615
GOLDWIN, Inc.	300	19,786
Hakuhodo DY Holdings, Inc.	2,700	37,001
Hamamatsu Photonics K.K.	1,200	68,568
Hankyu Hanshin Holdings, Inc.	2,200	73,081
Harmonic Drive Systems, Inc.	300	26,788
Haseko Corp.	2,200	25,206
Hikari Tsushin, Inc.	200	46,836
Hino Motors Ltd.	2,500	21,282
Hirose Electric Co. Ltd.	300	45,470
Hisamitsu Pharmaceutical Co., Inc.	800	47,494
Hitachi Construction Machinery Co. Ltd.	900	25,539
Hitachi Ltd.	8,400	330,696
Hitachi Metals Ltd.	1,800	27,299
Honda Motor Co. Ltd.	14,900	420,423
Horiba Ltd.	300	17,578
Hoshizaki Corp.	500	45,857
House Foods Group, Inc.	700	26,575
Hoya Corp.	3,300	456,065
Hulic (REIT), Inc.	9	13,414
Hulic Co. Ltd.	4,400	48,280
Ibiden Co. Ltd.	1,200	55,959
Idemitsu Kosan Co. Ltd.	2,187	48,080
IHI Corp.	1,300	25,772
Iida Group Holdings Co. Ltd.	1,600	32,293
Industrial & Infrastructure Fund Investment Corp.	17	31,364
INPEX Corp.	9,300	50,078
Invesco Office J-REIT, Inc.	68	9,951
Invincible Investment Corp.	52	16,695
Isetan Mitsukoshi Holdings Ltd.	3,500	20,677
Isuzu Motors Ltd.	5,300	50,303
ITO EN Ltd.	600	37,945
Itochu Corp.	12,200	350,209
ITOCHU Techno-Solutions Corp.	800	28,551
J. Front Retailing Co. Ltd.	2,300	18,154
Japan Airlines Co. Ltd.	3,700	71,488
Japan Airport Terminal Co. Ltd.	600	36,318
Japan Excellent, Inc.	11	13,625
Japan Exchange Group, Inc.	4,600	117,523
Japan Hotel REIT Investment Corp.	38	19,505
Japan Logistics Fund, Inc.	8	23,592
Japan Post Holdings Co. Ltd.	12,900	100,297
Japan Prime Realty Investment Corp.	8	26,498
Japan Real Estate Investment Corp.	12	69,265
Japan Retail Fund Investment Corp.	22	39,971
Japan Tobacco, Inc.	9,500	193,395
JFE Holdings, Inc.	5,000	47,843
JGC Corp.	2,200	20,539
JSR Corp.	1,900	52,885
JTEKT Corp.	2,200	17,066
K's Holdings Corp.	1,700	23,642
Kagome Co. Ltd.	800	28,202
Kajima Corp.	4,400	58,891
Kakaku.com, Inc.	1,100	30,149
Kaken Pharmaceutical Co. Ltd.	400	15,438
Kamigumi Co. Ltd.	900	16,413
Kaneka Corp.	600	20,977
Kansai Electric Power Co., Inc.	7,300	68,839
Kansai Paint Co. Ltd.	2,200	67,648
Kao Corp.	4,200	324,188
Kawasaki Heavy Industries Ltd.	1,400	31,510
KDDI Corp.	14,200	421,034
Keihan Electric Railway Co., Ltd.	1,000	47,891
Keikyu Corp.	2,400	41,118
Keio Corp.	1,100	85,226
Keisei Electric Railway Co.	1,500	50,700
Kenedix Office Investment Corp.	4	27,117
Kewpie Corp.	1,000	21,984
Keyence Corp.	1,600	898,746
Kikkoman Corp.	1,700	118,048
Kinden Corp.	1,200	19,513
Kintetsu Group Holdings Co. Ltd.	1,700	74,418
Kirin Holdings Co. Ltd.	7,500	176,795
Kobayashi Pharmaceutical Co. Ltd.	500	61,062
Kobe Bussan Co. Ltd.	1,000	30,798
Koito Manufacturing Co. Ltd.	1,100	74,786
Komatsu Ltd.	8,400	231,826
Konami Holdings Corp.	900	50,554
Konica Minolta, Inc.	4,700	17,934
Kose Corp.	300	51,136
Kubota Corp.	10,000	218,004
Kuraray Co. Ltd.	3,100	32,935
Kurita Water Industries Ltd.	900	34,386
Kyocera Corp.	3,000	183,797
Kyowa Exeo Corp.	1,000	28,183
Kyowa Hakko Kirin Co., Ltd.	2,200	59,956
Kyushu Electric Power Co., Inc.	4,200	36,120
Kyushu Financial Group, Inc.	3,700	15,158
Kyushu Railway Co.	1,400	30,168
LaSalle Logiport REIT	14	22,562
Lasertec Corp.	700	82,098
Lawson, Inc.	500	23,268
Lion Corp.	2,600	62,901
LIXIL Group Corp.	2,500	54,089
M3, Inc.	3,700	349,127
Mabuchi Motor Co. Ltd.	500	21,767
Maeda Road Construction Co. Ltd.	400	6,702
Makita Corp.	2,400	120,169
Mani, Inc.	600	16,317
Marubeni Corp.	14,400	95,684
Marui Group Co. Ltd.	1,899	33,325
Maruichi Steel Tube Ltd.	700	15,484
Matsumotokiyoshi Holdings Co. Ltd.	800	34,090
Mazda Motor Corp.	5,100	34,179
McDonald's Holdings Co. (Japan) Ltd.	600	29,054
MCUBS MidCity Investment Corp.	16	14,550
Mebuki Financial Group, Inc.	10,200	20,053
Medipal Holdings Corp.	1,800	33,784
Meiji Holdings Co. Ltd.	1,300	91,405
Mercari, Inc. (a)	900	39,877
Minebea Mitsumi, Inc.	3,700	73,387
Misumi Group, Inc.	2,500	81,957
Mitsubishi Chemical Holdings Corp.	12,400	74,961
Mitsubishi Corp.	12,300	302,690
Mitsubishi Electric Corp.	18,600	280,473
Mitsubishi Estate Co. Ltd.	12,100	194,177
Mitsubishi Gas Chemical Co., Inc.	1,800	41,298
Mitsubishi Heavy Industries Ltd.	2,900	88,639
Mitsubishi Logistics Corp.	700	20,948
Mitsubishi Materials Corp.	1,100	23,118
Mitsubishi Motors Corp. of Japan	6,000	12,610
Mitsubishi UFJ Financial Group, Inc.	112,100	496,336
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,600	22,052
Mitsui & Co. Ltd.	14,200	259,851
Mitsui Chemicals, Inc.	1,800	52,734
Mitsui Fudosan Co. Ltd.	8,400	175,598
Mitsui Fudosan Logistics Park, Inc.	4	20,261
Mitsui OSK Lines Ltd.	1,100	33,558
Miura Co. Ltd.	1,000	55,784
Mizuho Financial Group, Inc.	22,030	278,962
MonotaRO Co. Ltd.	1,100	55,929
Mori Hills REIT Investment Corp.	14	19,294
Morinaga & Co. Ltd.	400	15,031
Morinaga Milk Industry Co. Ltd.	400	19,679
MS&AD Insurance Group Holdings, Inc.	4,200	127,763
Murata Manufacturing Co. Ltd.	5,600	506,965
Nabtesco Corp.	1,100	48,153
Nagoya Railroad Co. Ltd.	1,700	44,815
Nankai Electric Railway Co. Ltd.	1,000	25,355
NEC Corp.	2,400	128,769
New Hampshire Foods Ltd.	890	39,132
Nexon Co. Ltd.	3,900	120,110
NGK Insulators Ltd.	2,400	37,004
NGK Spark Plug Co. Ltd.	1,500	25,611
NHK Spring Co. Ltd.	1,800	12,342
Nichirei Corp.	1,200	33,691
Nidec Corp.	4,800	607,238
Nifco, Inc.	800	31,340
Nihon Kohden Corp.	800	29,752
Nihon M&A Center, Inc.	1,300	86,872
Nihon Unisys Ltd.	700	27,389
Nikon Corp.	3,000	18,914
Nintendo Co. Ltd.	1,000	641,941
Nippon Accommodations Fund, Inc.	4	22,469
Nippon Building Fund, Inc.	14	81,081
Nippon Express Co. Ltd.	800	53,692
Nippon Kayaku Co. Ltd.	1,600	14,814
Nippon Paint Holdings Co. Ltd.	1,700	186,538
Nippon REIT Investment Corp.	4	14,353
Nippon Sanso Holdings Corp.	1,800	33,401
Nippon Shinyaku Co. Ltd.	500	32,783
Nippon Shokubai Co. Ltd.	300	16,793
Nippon Steel & Sumitomo Metal Corp.	8,300	106,749
Nippon Suisan Kaisha Co. Ltd.	2,900	11,965
Nippon Telegraph & Telephone Corp.	20,600	528,575
Nippon Yusen KK	1,500	34,894
Nishi-Nippon Railroad Co. Ltd.	700	20,643
Nissan Chemical Corp.	1,300	81,333
Nissan Motor Co. Ltd. (a)	21,000	113,829
Nisshin Seifun Group, Inc.	2,200	34,964
Nissin Food Holdings Co. Ltd.	700	59,929
Nitori Holdings Co. Ltd.	800	167,508
Nitto Denko Corp.	1,400	125,146
NOF Corp.	700	35,456
Nomura Holdings, Inc.	26,500	140,107
Nomura Real Estate Holdings, Inc.	1,000	22,110
Nomura Real Estate Master Fund, Inc.	41	58,608
Nomura Research Institute Ltd.	3,400	121,670
NSK Ltd.	4,200	36,446
NTT Data Corp.	5,500	75,159
Obayashi Corp.	6,400	55,164
OBIC Co. Ltd.	600	120,459
Odakyu Electric Railway Co. Ltd.	3,000	94,136
Oji Holdings Corp.	8,700	49,459
Olympus Corp.	11,200	244,761
OMRON Corp.	1,800	160,380
Ono Pharmaceutical Co. Ltd.	4,300	129,431
Open House Co. Ltd.	700	25,694
Oracle Corp. Japan	300	39,078
Oriental Land Co. Ltd.	2,000	330,057
ORIX Corp.	11,400	174,939
ORIX JREIT, Inc.	23	37,979
Osaka Gas Co. Ltd.	3,600	73,635
Otsuka Corp.	900	47,504
Otsuka Holdings Co. Ltd.	4,900	209,658
Pan Pacific International Holdings Ltd.	5,200	120,261
Panasonic Corp.	20,200	235,476
Park24 Co. Ltd.	1,000	17,345
Penta-Ocean Construction Co. Ltd.	2,500	21,476
PeptiDream, Inc. (a)	900	45,673
Persol Holdings Co. Ltd.	1,600	28,837
Pigeon Corp.	1,100	45,330
Pola Orbis Holdings, Inc.	700	14,196
Premier Investment Corp.	11	13,583
Rakuten, Inc.	7,000	67,387
Recruit Holdings Co. Ltd.	14,700	617,443
Relo Group, Inc.	1,000	24,193
Renesas Electronics Corp. (a)	8,500	88,824
Rengo Co. Ltd.	2,200	18,409
Resona Holdings, Inc.	19,200	67,015
Ricoh Co. Ltd.	6,100	39,995
Rinnai Corp.	300	34,807
ROHM Co. Ltd.	700	67,726
Rohto Pharmaceutical Co. Ltd.	1,000	29,587
Ryohin Keikaku Co. Ltd.	2,300	46,889
Sankyu, Inc.	500	18,861
Santen Pharmaceutical Co. Ltd.	3,600	58,399
Sanwa Holdings Corp.	2,000	23,282
Sapporo Holdings Ltd.	700	13,498
Sawai Pharmaceutical Co. Ltd.	400	18,130
SBI Holdings, Inc. Japan	2,100	49,767
Screen Holdings Co. Ltd.	400	29,442
SCSK Corp.	400	22,856
Secom Co. Ltd.	1,900	175,123
Sega Sammy Holdings, Inc.	1,500	23,636
Seibu Holdings, Inc.	2,300	22,520
Seiko Epson Corp.	2,800	41,517
Seino Holdings Co. Ltd.	1,500	21,137
Sekisui Chemical Co. Ltd.	4,000	75,696
Sekisui House (REIT), Inc.	37	26,875
Sekisui House Ltd.	5,700	115,927
Seven & i Holdings Co. Ltd.	6,900	244,333
Seven Bank Ltd.	6,700	14,146
SG Holdings Co. Ltd.	4,400	119,828
Sharp Corp.	1,800	27,265
Shikoku Electric Power Co., Inc.	1,900	12,366
Shimadzu Corp.	2,400	93,206
Shimamura Co. Ltd.	200	20,997
SHIMANO, Inc.	700	163,280
SHIMIZU Corp.	6,000	43,581
Shin-Etsu Chemical Co. Ltd.	3,400	594,025
Shinsei Bank Ltd.	1,400	17,233
Shionogi & Co. Ltd.	2,500	136,679
Ship Healthcare Holdings, Inc.	400	22,236
Shiseido Co. Ltd.	3,500	241,887
Shizuoka Bank Ltd.	4,889	35,796
SHO-BOND Holdings Co. Ltd.	400	19,408
Shochiku Co. Ltd.	100	13,694
Showa Denko K.K.	1,300	27,661
Skylark Co. Ltd.	1,700	26,293
SMC Corp.	580	353,600
SoftBank Corp.	13,700	171,962
SoftBank Group Corp.	14,300	1,110,182
Sohgo Security Services Co., Ltd.	800	41,451
Sojitz Corp.	9,200	20,493
Sompo Holdings, Inc.	3,200	129,326
Sony Corp.	10,900	1,098,372
Sotetsu Holdings, Inc.	800	19,168
Square Enix Holdings Co. Ltd.	800	48,501
Stanley Electric Co. Ltd.	1,300	41,862
Subaru Corp.	5,400	107,864
Sugi Holdings Co. Ltd.	300	20,047
Sumco Corp.	2,100	46,025
Sumitomo Chemical Co. Ltd.	14,200	57,072
Sumitomo Corp.	10,400	137,535
Sumitomo Dainippon Pharma Co., Ltd.	1,700	25,075
Sumitomo Electric Industries Ltd.	6,900	91,316
Sumitomo Forestry Co. Ltd.	1,500	31,291
Sumitomo Heavy Industries Ltd.	1,100	27,123
Sumitomo Metal Mining Co. Ltd.	2,400	106,432
Sumitomo Mitsui Financial Group, Inc.	11,900	368,878
Sumitomo Mitsui Trust Holdings, Inc.	3,300	101,821
Sumitomo Realty & Development Co. Ltd.	4,100	126,310
Sumitomo Rubber Industries Ltd.	1,700	14,604
Sundrug Co. Ltd.	600	23,941
Suntory Beverage & Food Ltd.	1,100	38,884
Suzuken Co. Ltd.	700	25,287
Suzuki Motor Corp.	4,300	199,144
Sysmex Corp.	1,400	168,127
T&D Holdings, Inc.	5,300	62,468
Taiheiyo Cement Corp.	1,100	27,475
Taisei Corp.	1,800	61,973
Taisho Pharmaceutical Holdings Co. Ltd.	500	33,655
Taiyo Yuden Co. Ltd.	1,100	51,508
Takara Holdings, Inc.	1,700	21,222
Takashimaya Co. Ltd.	1,400	11,999
Takeda Pharmaceutical Co. Ltd.	13,738	497,170
TDK Corp.	1,128	169,765
TechnoPro Holdings, Inc.	300	24,841
Teijin Ltd.	1,700	31,940
Terumo Corp.	6,270	261,840
The Chugoku Bank Ltd.	1,800	14,417
The Hachijuni Bank Ltd.	4,500	14,948
THK Co. Ltd.	1,100	35,475
TIS, Inc.	2,000	40,947
Tobu Railway Co. Ltd.	1,800	53,605
Toho Co. Ltd.	1,200	50,554
Toho Gas Co. Ltd.	900	59,532
Tohoku Electric Power Co., Inc.	4,230	34,822
Tokai Carbon Co. Ltd.	1,800	22,488
Tokio Marine Holdings, Inc.	6,100	313,581
Tokuyama Corp.	600	13,464
Tokyo Century Corp.	500	39,611
Tokyo Electric Power Co., Inc. (a)	7,000	18,440
Tokyo Electron Ltd.	1,400	520,653
Tokyo Gas Co. Ltd.	3,300	76,192
Tokyo Tatemono Co. Ltd.	1,800	24,667
Tokyu Corp.	5,000	62,031
Tokyu Fudosan Holdings Corp.	5,400	28,764
Tokyu REIT, Inc.	7	11,091
Toppan Printing Co. Ltd.	3,000	42,274
Toray Industries, Inc.	14,000	82,830
Toshiba Corp.	3,700	103,380
Tosoh Corp.	2,800	43,605
Toto Ltd.	1,400	84,064
Toyo Seikan Group Holdings Ltd.	1,300	14,189
Toyo Suisan Kaisha Ltd.	900	43,756
Toyo Tire Corp.	1,100	16,704
Toyota Industries Corp.	1,800	142,773
Toyota Motor Corp.	22,100	1,705,460
Toyota Tsusho Corp.	2,100	84,708
Trend Micro, Inc.	1,200	69,033
Tsumura & Co.	600	18,014
Tsuruha Holdings, Inc.	300	42,652
Ube Industries Ltd.	800	14,504
Unicharm Corp.	3,800	180,036
United Urban Investment Corp.	27	33,366
Ushio, Inc.	900	11,697
USS Co. Ltd.	1,900	38,385
Welcia Holdings Co. Ltd.	900	33,950
West Japan Railway Co.	1,700	88,890
Workman Co. Ltd.	200	17,045
Yakult Honsha Co. Ltd.	1,400	70,505
Yamada Holdings Co. Ltd.	6,900	36,620
Yamaha Corp.	1,400	82,301
Yamaha Motor Co. Ltd.	2,700	55,017
Yamato Holdings Co. Ltd.	3,100	78,990
Yamazaki Baking Co. Ltd.	1,600	26,714
Yaskawa Electric Corp.	2,300	114,271
Yokogawa Electric Corp.	2,000	39,785
Yokohama Rubber Co. Ltd.	1,200	17,828
Z Holdings Corp.	23,000	139,085
Zenkoku Hosho Co. Ltd.	500	22,880
Zensho Holdings Co. Ltd.	800	20,834
Zeon Corp.	1,700	24,350
ZOZO, Inc.	800	19,749

TOTAL JAPAN		41,024,436

Korea (South) - 4.0%
Alteogen, Inc.	192	31,700
AMOREPACIFIC Corp.	259	49,020
AMOREPACIFIC Group, Inc.	289	14,577
BGF Retail Co. Ltd.	76	9,462
BNK Financial Group, Inc.	2,328	12,149
Celltrion Healthcare Co. Ltd. (a)	766	114,716
Celltrion, Inc. (a)	860	283,663
Cheil Worldwide, Inc.	636	12,037
CJ CheilJedang Corp.	75	26,254
CJ Corp.	111	9,393
CJ ENM Co. Ltd.	83	10,638
CJ Logistics Corp. (a)	83	12,621
Com2uS Corp.	78	11,416
Coway Co. Ltd. (a)	496	33,130
Daelim Industrial Co. (c)	240	18,302
Daewoo Engineering & Construction Co. Ltd. (a)	2,022	9,261
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	364	9,164
DB HiTek Co. Ltd.	345	16,166
Db Insurance Co. Ltd.	455	18,289
DGB Financial Group Co. Ltd.	1,483	9,252
Doosan Bobcat, Inc.	441	12,014
DuzonBizon Co. Ltd.	177	16,913
E-Mart Co. Ltd.	169	23,524
EO Technics Co. Ltd.	74	7,955
F&F Co. Ltd.	78	6,048
Fila Holdings Corp.	404	16,221
GemVax & Kael Co. Ltd. (a)	306	6,719
Genexine Co. Ltd. (a)	154	17,587
GS Engineering & Construction Corp.	657	22,817
GS Holdings Corp.	435	15,008
GS Retail Co. Ltd.	179	5,666
Hana Financial Group, Inc.	2,640	83,682
Hanjin Kal Corp.	124	7,189
Hankook Tire Co. Ltd.	674	24,399
Hanmi Pharm Co. Ltd.	53	17,847
Hanmi Science Co. Ltd.	272	19,018
Hanon Systems	1,392	20,783
Hansol Chemical Co. Ltd.	89	16,068
Hanssem Co. Ltd.	94	9,025
Hanwha Aerospace Co. Ltd. (a)	301	7,882
Hanwha Corp.	479	12,455
Hanwha Solutions Corp.	875	38,508
HDC Hyundai Development Co.	364	8,729
Helixmith Co., Ltd.	342	10,369
Hite Jinro Co. Ltd.	271	7,930
HLB Life Science Co. Ltd. (a)	319	7,972
HLB, Inc.	373	31,700
HMM Co. Ltd. (a)	2,250	28,838
Hotel Shilla Co.	265	20,038
HUGEL, Inc.	48	8,282
Hyundai Department Store Co. Ltd.	137	8,987
Hyundai Elevator Co. Ltd.	238	8,681
Hyundai Engineering & Construction Co. Ltd.	641	22,056
Hyundai Fire & Marine Insurance Co. Ltd.	489	10,221
Hyundai Glovis Co. Ltd.	185	31,275
Hyundai Mipo Dockyard Co. Ltd.	214	9,438
Hyundai Mobis	580	136,153
Hyundai Motor Co.	1,241	218,919
Hyundai Robotics Co. Ltd.	80	20,838
Hyundai Steel Co.	727	26,451
Iljin Materials Co. Ltd.	175	8,184
Industrial Bank of Korea	2,931	23,806
INNOCEAN Worldwide, Inc.	61	3,340
ITM Semiconductor Co. Ltd. (a)	54	2,823
Kakao Corp.	521	186,447
Kangwon Land, Inc.	985	21,267
KB Financial Group, Inc.	3,413	136,093
KCC Corp.	26	4,718
Kia Motors Corp.	2,327	133,411
KMW Co. Ltd. (a)	242	17,943
Koh Young Technology, Inc.	95	9,165
Korea Aerospace Industries Ltd.	616	14,602
Korea Electric Power Corp. (a)	2,758	69,478
Korea Gas Corp.	351	9,965
Korea Investment Holdings Co. Ltd.	353	25,622
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	367	36,585
Korea Zinc Co. Ltd.	112	41,316
Korean Air Lines Co. Ltd. (a)	1,039	25,965
Korean Reinsurance Co.	503	3,646
KT&G Corp.	1,083	82,687
Kumho Petro Chemical Co. Ltd.	151	20,117
LG Chemical Ltd.	394	298,286
LG Corp.	1,145	92,050
LG Display Co. Ltd. (a)	1,894	32,312
LG Electronics, Inc.	941	116,717
LG Household & Health Care Ltd.	81	120,562
LG Innotek Co. Ltd.	120	20,121
LG Telecom Ltd.	2,273	24,538
Lotte Chemical Corp.	135	34,234
Lotte Confectionery Co. Ltd.	345	11,189
Lotte Shopping Co. Ltd.	115	10,830
LS Cable Ltd.	235	15,416
Mando Corp.	264	14,262
MedPacto, Inc.	151	16,329
Medy-Tox, Inc.	39	6,271
Meritz Securities Co. Ltd.	3,039	10,233
Mezzion Pharma Co. Ltd. (a)	58	9,368
Mirae Asset Daewoo Co. Ltd.	3,039	26,358
NAVER Corp.	1,256	337,540
NCSOFT Corp.	139	118,898
Netmarble Corp. (a)(b)	220	26,580
NH Investment & Securities Co. Ltd.	1,171	12,158
NongShim Co. Ltd.	30	8,269
Oci Co. Ltd. (a)	194	16,577
Orion Corp./Republic of Korea	202	23,013
Ottogi Corp.	18	9,542
Pan Ocean Co., Ltd. (Korea) (a)	1,935	8,925
Paradise Co. Ltd.	440	6,185
Pearl Abyss Corp. (a)	59	14,110
POSCO	699	174,685
POSCO Chemtech Co. Ltd.	259	24,748
POSCO Chemtech Co. Ltd. rights 1/14/21 (a)	48	1,343
S-Oil Corp.	351	22,316
S1 Corp.	149	11,636
Samsung Biologics Co. Ltd. (a)(b)	144	109,283
Samsung C&T Corp.	786	99,658
Samsung Electro-Mechanics Co. Ltd.	482	78,827
Samsung Electronics Co. Ltd.	44,568	3,316,787
Samsung Engineering Co. Ltd. (a)	1,448	17,628
Samsung Fire & Marine Insurance Co. Ltd.	279	48,063
Samsung Heavy Industries Co. Ltd. (a)	4,256	27,529
Samsung Life Insurance Co. Ltd.	752	54,652
Samsung SDI Co. Ltd.	477	275,225
Samsung SDS Co. Ltd.	336	55,104
Samsung Securities Co. Ltd.	579	21,518
Shinhan Financial Group Co. Ltd.	4,529	133,364
Shinsegae Co. Ltd.	52	11,442
SillaJen, Inc. (a)(c)	371	4,124
SK Holdings Co., Ltd.	295	65,185
SK Hynix, Inc.	4,669	508,337
SK Innovation Co., Ltd.	459	80,126
SK Telecom Co. Ltd.	455	99,494
SKC Co. Ltd.	202	17,446
Soulbrain Co. Ltd. (a)	40	10,007
Soulbrain Holdings Co. Ltd.	94	3,895
WONIK IPS Co. Ltd. (a)	284	11,546
Woori Financial Group, Inc.	4,926	44,037
Yuhan Corp.	411	28,359

TOTAL KOREA (SOUTH)		9,409,832

Kuwait - 0.1%
Agility Public Warehousing Co. KSC	10,370	23,044
Boubyan Bank KSC	7,590	14,172
Gulf Bank	17,989	12,951
Kuwait Finance House KSCP	38,746	86,230
Mobile Telecommunication Co.	18,926	37,703
National Bank of Kuwait	59,706	164,869

TOTAL KUWAIT		338,969

Luxembourg - 0.4%
Aperam	424	17,684
ArcelorMittal SA (Netherlands) (a)	6,058	139,726
Aroundtown SA	10,475	78,101
Aroundtown SA rights 12/31/49 (a)	10,070	1,722
B&M European Value Retail SA	7,283	51,411
Globant SA (a)	318	69,200
Millicom International Cellular SA (depository receipt) (a)	879	34,576
RTL Group SA	301	14,644
SES SA (France) (depositary receipt)	3,309	31,191
Spotify Technology SA (a)	1,007	316,863
Subsea 7 SA (a)	1,978	20,324
Tenaris SA	4,207	34,092

TOTAL LUXEMBOURG		809,534

Malaysia - 0.5%
AMMB Holdings Bhd	17,100	15,516
Axiata Group Bhd	39,899	37,097
CIMB Group Holdings Bhd	58,616	62,660
Dialog Group Bhd	35,300	30,276
DiGi.com Bhd	28,300	29,127
Fraser & Neave Holdings Bhd	1,200	9,570
Gamuda Bhd	22,000	21,275
Genting Bhd	19,200	21,288
Genting Malaysia Bhd	26,700	17,855
Hartalega Holdings Bhd	15,400	46,478
Hong Leong Bank Bhd	6,500	29,410
IHH Healthcare Bhd	28,100	38,421
IJM Corp. Bhd	27,100	11,655
Inari Amertron Bhd	21,900	15,026
IOI Corp. Bhd	26,400	28,681
KLCCP Stapled Group	4,500	7,920
Kuala Lumpur Kepong Bhd	4,744	27,927
Malayan Banking Bhd	56,105	117,998
Malaysia Airports Holdings Bhd	10,300	15,159
Maxis Bhd	19,600	24,607
MISC Bhd	15,700	26,814
Nestle (Malaysia) Bhd	500	17,265
Petronas Chemicals Group Bhd	20,800	38,420
Petronas Dagangan Bhd	2,900	15,428
Petronas Gas Bhd	6,400	27,334
PPB Group Bhd	6,000	27,625
Press Metal Bhd	13,700	28,575
Public Bank Bhd	26,400	135,200
QL Resources Bhd	10,050	14,491
RHB Capital Bhd	15,900	21,543
Sime Darby Bhd	19,100	10,969
Sime Darby Plantation Bhd	21,000	26,051
Telekom Malaysia Bhd	16,700	22,460
Tenaga Nasional Bhd	29,200	75,641
Top Glove Corp. Bhd	42,900	65,270
Westports Holdings Bhd	8,600	9,193
Yinson Holdings Bhd	5,300	7,576

TOTAL MALAYSIA		1,177,801

Mexico - 0.5%
Alfa SA de CV Series A	16,500	11,923
Alsea S.A.B. de CV (a)	4,600	5,985
America Movil S.A.B. de CV Series L	208,000	151,457
Arca Continental S.A.B. de CV	3,800	18,271
CEMEX S.A.B. de CV unit	132,000	68,124
Coca-Cola FEMSA S.A.B. de CV unit	4,615	21,223
Concentradora Fibra Danhos SA de CV	7,000	8,555
Controladora Nemak S.A.B. de CV (a)	16,500	2,172
Fibra Uno Administracion SA de CV	25,500	28,832
Fomento Economico Mexicano S.A.B. de CV unit	16,200	122,390
Gruma S.A.B. de CV Series B	1,870	22,265
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B (a)	3,500	39,071
Grupo Aeroportuario del Sureste S.A.B. de CV Series B (a)	1,790	29,614
Grupo Aeroportuario Norte S.A.B. de CV (a)	2,800	18,065
Grupo Bimbo S.A.B. de CV Series A	12,200	26,510
Grupo Carso SA de CV Series A1	4,100	13,677
Grupo Elektra SA de CV	530	35,148
Grupo Financiero Banorte S.A.B. de CV Series O (a)	21,400	118,219
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	18,100	18,246
Grupo Mexico SA de CV Series B	27,800	117,517
Grupo Televisa SA de CV (a)	21,300	35,044
Industrias Penoles SA de CV	1,095	18,532
Infraestructura Energetica Nova S.A.B. de CV (a)	4,300	16,762
Kimberly-Clark de Mexico SA de CV Series A	12,800	21,863
Orbia Advance Corp. S.A.B. de CV	8,700	20,439
Promotora y Operadora de Infraestructura S.A.B. de CV	1,870	16,504
Wal-Mart de Mexico SA de CV Series V	44,100	124,059

TOTAL MEXICO		1,130,467

Multi-National - 0.0%
HKT Trust/HKT Ltd. unit	31,000	40,227
Netherlands - 3.3%
ABN AMRO Group NV GDR (a)(b)	3,716	36,408
Adyen BV (a)(b)	263	611,091
AerCap Holdings NV (a)	1,146	52,235
Airbus Group NV	5,312	582,961
Akzo Nobel NV	1,688	181,180
Argenx SE (a)	409	120,525
ASM International NV (Netherlands)	326	71,667
ASML Holding NV (Netherlands)	3,686	1,784,677
CNH Industrial NV	8,660	108,860
Euronext NV (b)	547	60,242
EXOR NV	984	79,928
Ferrari NV	1,110	257,455
Fiat Chrysler Automobiles NV (Italy)	9,576	173,001
Heineken Holding NV	885	83,303
Heineken NV (Bearer)	2,056	229,118
ING Groep NV (Certificaten Van Aandelen)	33,946	316,873
JDE Peet's BV	599	27,039
Just Eat Takeaway.com NV (a)(b)	703	79,355
Koninklijke Ahold Delhaize NV	9,587	270,462
Koninklijke DSM NV	1,578	271,429
Koninklijke KPN NV	30,889	93,881
Koninklijke Philips Electronics NV	7,925	426,900
NN Group NV	2,905	126,092
NXP Semiconductors NV	2,419	384,645
Prosus NV	3,670	396,282
QIAGEN NV (Germany) (a)	2,007	103,457
Randstad NV (a)	1,065	69,268
STMicroelectronics NV (Italy)	5,666	211,383
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	1,205	95,067
Wolters Kluwer NV	2,328	196,407
X5 Retail Group NV GDR (Reg. S)	933	33,700
Yandex NV Series A (a)(d)	2,752	191,484

TOTAL NETHERLANDS		7,726,375

New Zealand - 0.3%
Auckland International Airport Ltd.	10,760	58,683
Chorus Ltd.	3,782	21,524
Contact Energy Ltd.	6,063	38,868
Fisher & Paykel Healthcare Corp.	5,018	119,037
Fletcher Building Ltd. (a)	7,165	30,416
Goodman Property Trust	9,069	15,204
Infratil Ltd.	6,183	32,475
Kiwi Property Group Ltd.	12,521	10,991
Mercury Nz Ltd.	5,336	25,070
Meridian Energy Ltd.	10,914	58,266
Ryman Healthcare Group Ltd.	3,608	39,433
Spark New Zealand Ltd.	16,503	55,807
The a2 Milk Co. Ltd. (a)	6,499	56,440
Xero Ltd. (a)	1,020	115,455

TOTAL NEW ZEALAND		677,669

Norway - 0.5%
Adevinta ASA Class B (a)	2,040	34,293
Aker ASA (A Shares)	201	13,125
Aker BP ASA	945	23,846
DNB ASA	7,705	150,984
Entra ASA (b)	1,446	32,796
Equinor ASA	9,364	158,031
Gjensidige Forsikring ASA	1,663	37,117
Kongsberg Gruppen ASA	740	15,223
Leroy Seafood Group ASA	2,550	17,991
Mowi ASA	3,850	85,960
Nordic VLSI ASA (a)	1,478	23,745
Norsk Hydro ASA	11,952	55,626
Norwegian Finans Holding ASA	1,598	13,666
Orkla ASA	7,158	72,671
Salmar ASA	470	27,538
Scatec Solar AS (b)	961	38,271
Schibsted ASA:
(A Shares)	859	36,610
(B Shares)	693	25,725
Sparebank 1 Sr Bank ASA (primary capital certificate) (a)	1,716	18,220
Sparebanken Midt-Norge	1,230	13,999
Storebrand ASA (A Shares)	3,977	29,792
Telenor ASA	5,616	95,330
TGS Nopec Geophysical Co. ASA	1,044	16,186
Tomra Systems ASA	995	48,949
Veidekke ASA	856	11,078
Yara International ASA	1,465	60,776

TOTAL NORWAY		1,157,548

Pakistan - 0.0%
Engro Corp. Ltd.	2,450	4,712
Lucky Cement Ltd. (a)	1,200	5,227
Pakistan Petroleum Ltd.	2,800	1,583
Pakistan State Oil Co. Ltd. (a)	1,300	1,752

TOTAL PAKISTAN		13,274

Papua New Guinea - 0.0%
Oil Search Ltd. ADR	16,330	46,707
Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR	1,986	24,209
Philippines - 0.2%
Ayala Corp.	2,740	47,148
Ayala Land, Inc.	70,500	60,078
Bank of the Philippine Islands (BPI)	18,530	31,360
BDO Unibank, Inc.	18,300	40,747
GT Capital Holdings, Inc.	799	9,737
International Container Terminal Services, Inc.	8,550	21,992
JG Summit Holdings, Inc.	29,811	44,515
Jollibee Food Corp.	5,800	23,598
Metropolitan Bank & Trust Co.	23,736	24,252
Philippine Long Distance Telephone Co.	860	24,015
SM Investments Corp.	5,865	128,192
SM Prime Holdings, Inc.	98,900	79,307
Universal Robina Corp.	8,370	26,567

TOTAL PHILIPPINES		561,508

Poland - 0.2%
Allegro.eu SA (a)(b)	1,843	41,536
Bank Millennium SA (a)	3,930	3,440
Bank Polska Kasa Opieki SA (a)	1,481	24,223
CD Projekt RED SA (a)	572	42,180
Cyfrowy Polsat SA	2,343	18,991
Dino Polska SA (a)(b)	408	31,607
Grupa Lotos SA	781	8,666
KGHM Polska Miedz SA (Bearer) (a)	1,199	58,735
LPP SA (a)	11	24,396
mBank SA	127	6,092
Orange Polska SA (a)	5,449	9,612
PGE Polska Grupa Energetyczna SA (a)	6,476	11,268
Polish Oil & Gas Co. SA	14,183	21,041
Polski Koncern Naftowy Orlen SA	2,439	37,685
Powszechna Kasa Oszczednosci Bank SA (a)	7,432	57,137
Powszechny Zaklad Ubezpieczen SA (a)	4,818	41,735
Santander Bank Polska SA (a)	277	13,770

TOTAL POLAND		452,114

Portugal - 0.1%
Banco Comercial Portugues SA (Reg.) (a)	77,018	11,592
Energias de Portugal SA	24,066	151,588
Galp Energia SGPS SA Class B	3,878	41,093
Jeronimo Martins SGPS SA	2,103	35,505
NOS SGPS	2,280	7,961
REN - Redes Energeticas Nacionais SGPS SA	2,869	8,289

TOTAL PORTUGAL		256,028

Qatar - 0.2%
Industries Qatar QSC (a)	16,901	50,457
Masraf al Rayan	40,053	49,832
Mesaieed Petrochemical Holding Co.	37,229	20,930
Qatar Fuel Co.	5,413	27,771
Qatar International Islamic Bank QSC	9,218	22,917
Qatar Islamic Bank	13,044	61,297
Qatar National Bank SAQ	38,632	189,181
The Commercial Bank of Qatar	27,782	33,573

TOTAL QATAR		455,958

Russia - 0.7%
Alrosa Co. Ltd.	21,530	28,630
Gazprom OAO	105,010	301,556
Inter Rao Ues JSC	315,000	22,630
Lukoil PJSC	3,142	218,761
Magnit OJSC	648	49,674
MMC Norilsk Nickel PJSC	523	167,595
NOVATEK OAO	8,461	144,079
Polyus PJSC	265	54,562
Sberbank of Russia	92,360	338,774
Severstal PAO	1,652	29,387
Surgutneftegas OJSC	78,800	38,502
Tatneft PAO	13,779	95,442
VTB Bank OJSC	43,720,000	22,290

TOTAL RUSSIA		1,511,882

Saudi Arabia - 0.7%
Abdullah Al Othaim Markets Co.	538	17,610
Advanced Polypropylene Co.	1,614	28,825
Al Rajhi Bank	19,513	382,812
Alinma Bank	15,880	68,488
Almarai Co. Ltd.	2,251	32,941
Arabian Centres Co. Ltd.	1,055	7,044
Bank Al-Jazira	6,178	22,495
Bank Albilad	3,502	26,464
Banque Saudi Fransi	5,772	48,618
Dar Al Arkan Real Estate Development Co. (a)	9,486	21,897
Emaar The Economic City (a)	3,402	8,352
Etihad Etisalat Co. (a)	4,414	33,709
Jarir Marketing Co.	689	31,846
Mouwasat Medical Services Co.	421	15,486
National Commercial Bank	11,738	135,633
National Industrialization Co. (a)	4,785	17,448
Riyad Bank	11,785	63,455
Sahara International Petrochemical Co.	5,718	26,398
Samba Financial Group	10,118	82,393
Saudi Airlines Catering Co.	395	8,118
Saudi Arabian Fertilizers Co.	1,763	37,877
Saudi Arabian Mining Co. (a)	3,572	38,561
Saudi Basic Industries Corp.	7,826	211,525
Saudi Cement Co.	1,247	20,442
Saudi Electricity Co.	6,862	38,960
Saudi Industrial Investment Group	3,494	25,519
Saudi Kayan Petrochemical Co. (a)	8,356	31,851
Saudi Telecom Co.	5,201	146,952
Southern Province Cement Co.	672	15,100
The Co. for Cooperative Insurance (a)	631	13,405
The Savola Group	2,658	30,111
Yanbu National Petrochemical Co.	2,363	40,248

TOTAL SAUDI ARABIA		1,730,583

Singapore - 0.8%
Ascendas Real Estate Investment Trust	27,706	62,473
BOC Aviation Ltd. Class A (b)	1,900	16,421
CapitaLand Ltd.	21,620	53,657
CapitaMall Trust	39,756	64,977
City Developments Ltd.	3,800	22,916
ComfortDelgro Corp. Ltd.	17,600	22,240
DBS Group Holdings Ltd.	15,708	297,615
Flex Ltd. (a)	4,279	76,936
Genting Singapore Ltd.	47,600	30,614
Jardine Cycle & Carriage Ltd.	900	13,313
Keppel Corp. Ltd.	12,600	51,292
Keppel DC (REIT)	10,400	22,113
Mapletree Commercial Trust	17,746	28,601
Mapletree Greater China Commercial Trust	19,142	14,049
Mapletree Industrial (REIT)	14,703	32,152
Mapletree Logistics Trust (REIT)	24,687	37,546
Oversea-Chinese Banking Corp. Ltd.	35,121	267,341
SATS Ltd.	5,700	17,166
Singapore Airlines Ltd. (a)	10,950	35,530
Singapore Exchange Ltd.	6,900	48,450
Singapore Press Holdings Ltd.	12,400	10,602
Singapore Technologies Engineering Ltd.	12,600	36,419
Singapore Telecommunications Ltd.	60,200	105,118
Suntec (REIT)	18,300	20,632
United Overseas Bank Ltd.	13,400	229,045
UOL Group Ltd.	4,100	23,919
Venture Corp. Ltd.	2,300	33,797
Wilmar International Ltd.	24,400	85,850

TOTAL SINGAPORE		1,760,784

South Africa - 1.0%
Absa Group Ltd.	6,317	51,642
Anglo American Platinum Ltd.	510	50,185
AngloGold Ashanti Ltd.	3,631	83,689
Aspen Pharmacare Holdings Ltd. (a)	3,347	28,619
Bidcorp Ltd.	2,871	51,593
Bidvest Group Ltd.	2,878	30,816
Capitec Bank Holdings Ltd. (a)	802	78,432
Clicks Group Ltd.	2,189	37,595
Discovery Ltd.	3,899	40,761
Exxaro Resources Ltd.	2,161	20,504
FirstRand Ltd.	46,380	161,607
Foschini Ltd.	2,711	18,948
Gold Fields Ltd.	7,547	70,059
Growthpoint Properties Ltd.	30,204	25,874
Impala Platinum Holdings Ltd.	6,802	93,624
Investec Ltd.	1,489	3,712
Life Healthcare Group Holdings Ltd.	12,835	14,653
Mr Price Group Ltd.	2,165	25,125
MTN Group Ltd.	14,648	60,455
MultiChoice Group Ltd.	3,918	35,765
Naspers Ltd. Class N	3,782	774,458
Nedbank Group Ltd.	3,185	28,127
Northam Platinum Ltd. (a)	3,069	43,903
Old Mutual Ltd.	39,554	32,270
PSG Group Ltd.	1,752	7,189
Redefine Properties Ltd. (a)	48,537	11,110
Remgro Ltd.	4,401	28,910
RMB Holdings Ltd. (a)	6,886	658
Sanlam Ltd.	15,257	60,896
Sasol Ltd. (a)	4,948	45,003
Shoprite Holdings Ltd.	4,164	39,601
Sibanye Stillwater Ltd.	23,911	96,369
Spar Group Ltd.	1,616	20,809
Standard Bank Group Ltd.	11,304	97,903
Tiger Brands Ltd.	1,632	23,199
Vodacom Group Ltd.	6,089	51,428
Woolworths Holdings Ltd.	8,940	24,071

TOTAL SOUTH AFRICA		2,369,562

Spain - 1.5%
Abertis Infraestructuras SA (a)	363	8,142
ACS Actividades de Construccion y Servicios SA	2,355	78,241
Aena Sme SA (a)(b)	642	111,527
Amadeus IT Holding SA Class A	3,912	288,773
Banco Bilbao Vizcaya Argentaria SA	57,956	287,265
Banco de Sabadell SA	48,703	21,062
Banco Santander SA (Spain)	144,432	450,388
Bankinter SA	5,847	31,601
CaixaBank SA	31,317	80,493
Cellnex Telecom SA (b)	3,380	202,825
Enagas SA	2,204	48,371
Endesa SA	2,763	75,441
Ferrovial SA	4,380	120,929
Gas Natural SDG SA	2,958	68,515
Grifols SA	2,244	65,464
Grifols SA ADR	2,761	50,913
Iberdrola SA	50,068	715,637
Industria de Diseno Textil SA	9,750	309,463
International Consolidated Airlines Group SA CDI	33,275	72,715
Merlin Properties Socimi SA	2,893	27,496
Red Electrica Corporacion SA	3,789	77,649
Repsol SA	13,076	131,729
Repsol SA rights 1/8/21 (a)	12,557	4,306
Telefonica SA	2,368	9,387
Telefonica SA	44,074	175,310

TOTAL SPAIN		3,513,642

Sweden - 2.2%
AAK AB	1,544	31,220
AF Poyry AB (B Shares)	812	24,813
Alfa Laval AB	2,603	71,886
ASSA ABLOY AB (B Shares)	8,627	213,191
Atlas Copco AB:
(A Shares)	5,526	284,017
(B Shares)	3,481	156,253
Beijer Ref AB (B Shares)	683	31,251
Billerud AB	1,521	26,768
Boliden AB	2,388	84,720
Castellum AB	2,112	53,836
Dometic Group AB (a)(b)	2,500	33,154
Electrolux AB (B Shares)	2,158	50,210
Electrolux Professional AB (a)	1,994	11,415
Elekta AB (B Shares)	3,275	43,875
Epiroc AB:
Class A	5,602	101,815
Class B	3,202	54,055
Ericsson (B Shares)	23,190	275,856
Essity AB Class B	5,306	170,955
Evolution Gaming Group AB (b)	1,392	139,944
Fabege AB	2,399	37,902
Fastighets AB Balder (a)	840	43,860
Getinge AB (B Shares)	1,878	43,948
H&M Hennes & Mauritz AB (B Shares)	6,615	138,863
Hexagon AB (B Shares)	2,425	222,329
HEXPOL AB (B Shares)	2,276	24,368
Holmen AB (B Shares)	790	37,885
Hufvudstaden AB (A Shares)	1,095	18,114
Husqvarna AB (B Shares)	3,556	46,150
ICA Gruppen AB	793	39,666
Industrivarden AB:
(A Shares)	1,391	46,344
(C Shares)	1,503	48,580
Indutrade AB (a)	2,247	48,100
Investor AB (B Shares)	3,935	286,402
Kinnevik AB (B Shares)	2,117	106,351
L E Lundbergforetagen AB	538	28,863
Latour Investment AB Class B	1,039	25,167
Lifco AB	359	34,346
Loomis AB (B Shares)	641	17,677
Lundin Petroleum AB	1,637	44,367
Nibe Industrier AB (B Shares)	3,123	102,415
Nordic Entertainment Group AB Class B	571	31,950
Saab AB (B Shares)	694	20,193
Samhallsbyggnadsbolaget I Norden AB (B Shares)	6,981	24,436
Sandvik AB	9,484	233,909
Securitas AB (B Shares)	2,827	45,610
Skandinaviska Enskilda Banken AB (A Shares) (a)	13,991	144,072
Skanska AB (B Shares)	3,498	89,143
SKF AB (B Shares)	3,289	85,577
SSAB Svenskt Stal AB (B Shares)	5,742	18,200
Svenska Cellulosa AB (SCA) (B Shares)	5,240	91,617
Svenska Handelsbanken AB (A Shares) (a)	13,409	135,163
Sweco AB (B Shares)	1,347	24,687
Swedbank AB (A Shares) (a)	8,078	141,691
Swedish Match Co. AB	1,414	110,039
Swedish Orphan Biovitrum AB (a)	1,751	35,238
Tele2 AB (B Shares)	4,462	59,023
Telia Co. AB	21,561	89,044
Thule Group AB (b)	795	29,744
Trelleborg AB (B Shares)	2,085	46,312
Volvo AB (B Shares)	13,738	325,221
Wallenstam AB (B Shares)	1,782	28,321
Wihlborgs Fastigheter AB	1,148	25,948

TOTAL SWEDEN		5,136,069

Switzerland - 5.6%
ABB Ltd. (Reg.)	16,532	463,710
Adecco SA (Reg.)	1,417	94,377
Alcon, Inc. (Switzerland) (a)	4,273	283,711
ams AG (a)	2,324	50,639
Baloise Holdings AG	428	76,044
Compagnie Financiere Richemont SA:
warrants 11/22/23 (a)	8,498	2,195
Series A	4,534	409,611
Credit Suisse Group AG	20,223	261,097
Geberit AG (Reg.)	321	200,937
Givaudan SA	69	291,927
Julius Baer Group Ltd.	1,948	112,227
Kuehne & Nagel International AG	433	98,256
LafargeHolcim Ltd. (Reg.)	4,455	244,525
Lindt & Spruengli AG	1	100,441
Lindt & Spruengli AG (participation certificate)	8	77,978
Lonza Group AG	646	416,132
Nestle SA (Reg. S)	25,000	2,955,283
Novartis AG	21,457	2,020,347
Partners Group Holding AG	162	190,357
Roche Holding AG:
(Bearer)	215	75,235
(participation certificate)	6,124	2,132,980
Schindler Holding AG (participation certificate)	354	95,735
SGS SA (Reg.)	45	135,647
Siemens Energy AG (a)	3,476	126,629
Sika AG	1,230	335,290
Sonova Holding AG Class B	470	122,244
Straumann Holding AG	99	115,971
Swiss Life Holding AG	280	130,612
Swiss Prime Site AG	665	65,191
Swiss Re Ltd.	2,461	231,859
Swisscom AG	219	117,940
Temenos Group AG	575	80,115
UBS Group AG	33,267	468,394
Vifor Pharma AG	378	59,411
Zurich Insurance Group Ltd.	1,305	549,955

TOTAL SWITZERLAND		13,193,002

Taiwan - 3.6%
Accton Technology Corp.	4,000	44,971
Acer, Inc.	26,000	21,877
Advantech Co. Ltd.	3,299	41,081
ASE Technology Holding Co. Ltd.	29,000	84,097
Asia Cement Corp.	20,000	30,740
ASUSTeK Computer, Inc.	6,000	53,474
AU Optronics Corp. (a)	77,000	38,514
Catcher Technology Co. Ltd.	7,000	51,304
Cathay Financial Holding Co. Ltd.	76,341	114,755
Chang Hwa Commercial Bank	47,841	30,553
Cheng Shin Rubber Industry Co. Ltd.	18,000	28,210
Chicony Electronics Co. Ltd.	5,010	15,365
Chilisin Electronics Corp.	2,000	7,970
China Development Finance Holding Corp.	140,000	46,323
China Life Insurance Co. Ltd.	28,383	22,418
China Steel Corp.	110,000	96,862
Chipbond Technology Corp.	7,000	16,537
Chroma ATE, Inc.	3,000	17,931
Chunghwa Telecom Co. Ltd.	38,000	147,368
Compal Electronics, Inc.	33,000	24,304
Compeq Manufacturing Co. Ltd.	9,000	13,929
CTBC Financial Holding Co. Ltd.	169,000	118,451
Delta Electronics, Inc.	17,000	159,071
E.SUN Financial Holdings Co. Ltd.	109,342	99,395
ECLAT Textile Co. Ltd.	2,000	30,064
Elite Material Co. Ltd.	3,000	16,757
EPISTAR Corp. (a)(c)	9,000	13,256
EVA Airways Corp.	27,562	12,895
Evergreen Marine Corp. (Taiwan) (a)	32,675	47,315
Far Eastern Department Stores Co. Ltd.	6,000	5,123
Far Eastern Textile Ltd.	33,000	33,990
Far EasTone Telecommunications Co. Ltd.	14,000	30,484
Feng Tay Enterprise Co. Ltd.	4,840	34,354
First Financial Holding Co. Ltd.	87,549	66,502
FLEXium Interconnect, Inc.	3,000	12,915
Formosa Chemicals & Fibre Corp.	35,000	105,472
Formosa Petrochemical Corp.	15,000	53,261
Formosa Plastics Corp.	38,000	130,331
Formosa Taffeta Co. Ltd.	7,000	7,733
Foxconn Technology Co. Ltd.	7,000	13,299
Fubon Financial Holding Co. Ltd.	62,000	103,124
Genius Electronic Optical Co. Ltd.	1,000	20,173
Giant Manufacturing Co. Ltd.	3,000	29,352
Giga-Byte Technology Co. Ltd.	4,000	11,072
GlobalWafers Co. Ltd.	2,000	50,379
Great Wall Enterprise Co. Ltd.	6,150	11,115
Highwealth Construction Corp.	9,500	15,497
HIWIN Technologies Corp.	2,221	30,383
Hon Hai Precision Industry Co. Ltd. (Foxconn)	107,600	352,197
Hotai Motor Co. Ltd.	3,000	68,631
Hua Nan Financial Holdings Co. Ltd.	80,503	52,271
Innolux Corp.	82,000	41,136
International Games Systems Co. Ltd.	1,000	26,968
Inventec Corp.	26,000	22,201
ITEQ Corp.	2,000	9,820
King Yuan Electronics Co. Ltd.	8,000	9,891
King's Town Bank	8,000	11,044
Largan Precision Co. Ltd.	1,000	113,673
Lien Hwa Industrial Corp.	6,814	10,328
Lite-On Technology Corp.	18,000	31,892
Macronix International Co. Ltd.	15,060	22,665
Makalot Industrial Co. Ltd.	1,050	7,154
MediaTek, Inc.	14,000	372,078
Mega Financial Holding Co. Ltd.	96,000	101,782
Merida Industry Co. Ltd.	2,000	16,793
Merry Electronics Co. Ltd.	2,000	10,424
Micro-Star International Co. Ltd.	6,000	28,285
Nan Ya Plastics Corp.	49,000	125,346
Nanya Technology Corp.	10,000	30,882
Nien Made Enterprise Co. Ltd.	1,000	11,599
Novatek Microelectronics Corp.	5,000	65,642
Pegatron Corp.	18,000	43,100
Phison Electronics Corp.	1,000	11,830
Pou Chen Corp.	21,000	23,460
Powertech Technology, Inc.	6,000	20,258
President Chain Store Corp.	5,000	47,408
Qisda Corp.	13,000	13,390
Quanta Computer, Inc.	24,000	69,079
Radiant Opto-Electronics Corp.	4,000	16,224
Realtek Semiconductor Corp.	4,000	55,573
Ruentex Development Co. Ltd.	8,900	12,951
Ruentex Industries Ltd.	2,800	6,943
Shin Kong Financial Holding Co. Ltd.	113,611	35,611
Simplo Technology Co. Ltd.	2,000	24,905
SINBON Electronics Co. Ltd.	2,000	15,370
Sino-American Silicon Products, Inc.	4,000	25,261
Sinopac Holdings Co.	96,680	39,385
Standard Foods Corp.	4,000	8,724
Synnex Technology International Corp.	10,000	16,722
Taichung Commercial Bank Co. Ltd.	22,435	8,660
Taishin Financial Holdings Co. Ltd.	91,635	43,198
Taiwan Business Bank	49,963	17,296
Taiwan Cement Corp.	41,607	63,949
Taiwan Cooperative Financial Holding Co. Ltd.	80,574	58,337
Taiwan Fertilizer Co. Ltd.	6,000	11,570
Taiwan High Speed Rail Corp.	18,000	20,301
Taiwan Mobile Co. Ltd.	21,000	73,893
Taiwan Semiconductor Manufacturing Co. Ltd.	164,000	3,101,472
Taiwan Surface Mounting Technology Co. Ltd.	2,000	9,179
Taiwan Union Technology Corp.	2,000	8,610
Tatung Co. Ltd. (a)	14,000	13,175
TECO Electric & Machinery Co. Ltd.	9,000	8,854
The Shanghai Commercial & Savings Bank Ltd.	38,000	55,566
Tripod Technology Corp.	4,000	16,864
Unified-President Enterprises Corp.	44,000	105,668
Unimicron Technology Corp.	11,000	34,205
United Integrated Services Co.	1,000	7,685
United Microelectronics Corp.	100,000	168,122
Vanguard International Semiconductor Corp.	8,000	33,017
Voltronic Power Technology Corp.	1,000	39,848
Walsin Lihwa Corp.	17,000	11,673
Walsin Technology Corp.	3,000	24,602
Win Semiconductors Corp.	3,000	36,930
Winbond Electronics Corp.	23,000	23,772
Wistron Corp.	24,058	26,534
Wiwynn Corp.	1,000	25,047
WPG Holding Co. Ltd.	9,920	15,141
Yageo Corp.	3,000	55,289
Yuanta Financial Holding Co. Ltd.	105,160	76,886

TOTAL TAIWAN		8,434,585

Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)	7,700	45,249
Advanced Information Service PCL NVDR	1,300	7,639
Airports of Thailand PCL (For. Reg.)	38,700	80,437
B. Grimm Power PCL (For. Reg.)	8,400	13,603
Bangkok Bank PCL:
(For. Reg.)	14,200	56,421
NVDR	1,300	5,144
Bangkok Commercial Asset Management PCL	14,800	10,822
Bangkok Dusit Medical Services PCL:
unit	3,700	2,570
(For. Reg.)	78,800	54,726
Bangkok Expressway and Metro PCL	67,600	18,734
Banpu PCL (For. Reg.)	36,500	13,406
Berli Jucker PCL:
unit	2,900	3,365
(For. Reg)	7,100	8,238
BTS Group Holdings PCL:
unit	8,000	2,484
(For. Reg.)	58,844	18,272
Bumrungrad Hospital PCL (For. Reg.)	4,000	16,027
Carabao Group PCL	2,300	8,793
Central Pattana PCL:
unit	2,800	4,464
(For. Reg.)	20,700	33,003
Central Retail Corp. PCL	30,441	31,254
Charoen Pokphand Foods PCL:
unit	4,600	4,109
(For. Reg.)	50,200	44,836
CP ALL PCL:
unit	4,000	7,780
(For. Reg.)	50,100	97,440
CPN Retail Growth Leasehold REIT	55,200	35,018
CPN Retail Growth Leasehold REIT rights (a)	2,030	0
Delta Electronics PCL NVDR	3,900	63,285
Electricity Generating PCL:
(For. Reg.)	1,500	9,641
NVDR	700	4,499
Energy Absolute PCL:
unit	5,300	8,715
(For. Reg.)	15,900	26,146
Global Power Synergy Public Co. Ltd.	5,846	14,395
Gulf Energy Development PCL:
unit	4,100	4,689
(For. Reg.)	39,200	44,828
Hana Microelectronics PCL (For. Reg.)	4,500	5,972
Home Product Center PCL (For. Reg.)	51,100	23,375
Indorama Ventures PCL:
unit	2,400	2,965
(For. Reg.)	17,900	22,114
Intouch Holdings PCL:
(For. Reg.)	16,400	30,801
NVDR	2,500	4,695
IRPC PCL (For. Reg.)	95,200	11,825
Kasikornbank PCL:
NVDR	1,700	6,414
(For. Reg.)	18,300	69,045
Kiatnakin Bank PCL (For. Reg.)	7,000	12,095
Krung Thai Bank PCL:
(For. Reg.)	46,900	17,382
NVDR	4,000	1,482
Krungthai Card PCL (For. Reg.)	7,600	15,099
Land & House PCL:
NVDR	18,900	5,017
(For. Reg.)	48,000	12,741
Minor International PCL:
unit	12,000	10,317
warrants 9/30/21 (a)	520	7
warrants 7/31/23 (a)	826	212
(For. Reg.)	20,575	17,690
Muangthai Leasing PCL	5,700	11,229
Osotspa PCL	6,400	7,586
Osotspa PCL unit	2,100	2,489
PTT Exploration and Production PCL (For. Reg.)	12,200	40,022
PTT Global Chemical PCL:
(For. Reg.)	21,900	42,776
NVDR	1,400	2,735
PTT PCL:
(For. Reg.)	114,400	162,337
NVDR	7,600	10,785
Ratchaburi Electric Generating Holding PCL:
unit	2,500	4,424
(For. Reg.)	2,600	4,601
Siam Cement PCL:
(For. Reg.)	5,600	70,678
NVDR unit	1,000	12,621
Siam Commercial Bank PCL:
unit	1,900	5,551
(For. Reg.)	19,000	55,509
Srisawad Corp. PCL:
unit	1,100	2,415
warrants 8/29/25 (a)	200	67
(For. Reg.)	7,100	15,587
Thai Beverage PCL	73,500	40,877
Thai Oil PCL:
(For. Reg.)	8,800	15,279
NVDR	1,600	2,778
Thai Union Frozen Products PCL (For. Reg.)	26,200	11,897
Thanachart Capital PCL (For. Reg.)	7,900	9,100
TISCO Financial Group PCL	6,300	18,616
TMB Bank PCL:
unit	68,600	2,474
(For. Reg.)	488,812	17,627
Total Access Communication PCL:
(For. Reg.)	3,400	3,775
NVDR	2,800	3,109
True Corp. PCL (For. Reg.)	185,000	21,249
VGI PCL	32,300	7,172
WHA Corp. PCL	45,900	4,659
WHA Corp. PCL unit	41,900	4,253

TOTAL THAILAND		1,683,557

Turkey - 0.2%
Akbank TAS (a)	25,861	24,111
Anadolu Efes Biracilik Ve Malt Sanayii A/S	1,163	3,627
Arcelik A/S	2,523	10,319
Aselsan A/S	5,487	13,472
Bim Birlesik Magazalar A/S JSC	3,905	39,665
Coca-Cola Icecek Sanayi A/S	725	6,418
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	18,490	5,323
Enka Insaat ve Sanayi A/S	13,611	13,496
Eregli Demir ve Celik Fabrikalari T.A.S.	12,085	24,274
Ford Otomotiv Sanayi A/S	574	9,730
Haci Omer Sabanci Holding A/S	12,372	19,075
Koc Holding A/S	9,604	27,289
Koza Altin Isletmeleri A/S (a)	489	6,362
Pegasus Hava Tasimaciligi A/S (a)	207	2,078
Petkim Petrokimya Holding A/S	12,033	8,062
Sok Marketler Ticaret A/S (a)	3,196	5,426
TAV Havalimanlari Holding A/S	1,060	3,038
Tekfen Holding A/S	1,602	3,576
Tofas Turk Otomobil Fabrikasi A/S	684	3,121
Turk Hava Yollari AO (a)	7,019	12,191
Turk Sise ve Cam Fabrikalari A/S	12,145	11,944
Turkcell Iletisim Hizmet A/S	9,689	20,987
Turkiye Garanti Bankasi A/S (a)	18,887	26,350
Turkiye Halk Bankasi A/S (a)	3,771	2,821
Turkiye Is Bankasi A/S Series C (a)	11,714	11,032
Turkiye Petrol Rafinerileri A/S (a)	1,053	15,300
Turkiye Vakiflar Bankasi TAO (a)	7,036	4,458
Ulker Biskuvi Sanayi A/S (a)	956	2,976
Yapi ve Kredi Bankasi A/S (a)	25,648	10,628

TOTAL TURKEY		347,149

United Arab Emirates - 0.3%
Abu Dhabi Commercial Bank PJSC	23,608	39,849
Aldar Properties PJSC	48,734	41,793
Dubai Islamic Bank Pakistan Ltd.	41,734	52,378
Emaar Properties PJSC (a)	44,848	43,100
Emirates NBD Bank PJSC	20,988	58,853
Emirates Telecommunications Corp.	30,123	138,595
First Abu Dhabi Bank PJSC	63,349	222,480

TOTAL UNITED ARAB EMIRATES		597,048

United Kingdom - 8.5%
3i Group PLC	8,440	133,653
Admiral Group PLC	2,226	88,460
Amarin Corp. PLC ADR (a)	3,450	16,871
Anglo American PLC (United Kingdom)	11,830	392,224
Antofagasta PLC	3,011	59,313
Ashtead Group PLC	3,935	185,003
Associated British Foods PLC	3,098	95,915
AstraZeneca PLC (United Kingdom)	11,397	1,136,432
Atlassian Corp. PLC (a)	1,148	268,483
Auto Trader Group PLC (b)	8,466	68,911
Aveva Group PLC	1,014	44,400
Aviva PLC	34,156	151,927
BAE Systems PLC	28,037	186,972
Barclays PLC (a)	141,758	284,380
Barratt Developments PLC (a)	8,721	79,904
Beazley PLC	5,205	25,952
Bellway PLC	1,042	42,107
Berkeley Group Holdings PLC	1,078	69,905
BHP Group PLC	18,329	483,966
BP PLC	174,850	603,362
British American Tobacco PLC (United Kingdom)	19,837	736,684
British Land Co. PLC	8,016	53,604
BT Group PLC	76,280	137,954
Bunzl PLC	2,924	97,685
Burberry Group PLC	3,468	84,867
Carnival PLC	1,539	29,272
Centrica PLC	49,742	31,698
Coca-Cola European Partners PLC	1,747	87,053
Compass Group PLC	15,507	289,227
ConvaTec Group PLC (b)	14,119	38,461
Croda International PLC	1,238	111,668
Dechra Pharmaceuticals PLC	931	43,923
Diageo PLC	20,229	800,437
Direct Line Insurance Group PLC	11,633	50,747
DS Smith PLC (a)	11,729	60,084
easyJet PLC	2,738	31,077
Electrocomponents PLC	3,844	45,759
Evraz PLC	4,632	29,872
G4S PLC (United Kingdom)	13,408	46,535
GlaxoSmithKline PLC	43,554	796,950
GW Pharmaceuticals PLC ADR (a)(d)	266	30,699
Halma PLC	3,276	109,713
Hargreaves Lansdown PLC	2,355	49,112
HomeServe PLC	2,494	34,958
HSBC Holdings PLC (United Kingdom) (a)	179,670	928,039
IMI PLC	2,393	38,124
Imperial Brands PLC	8,260	173,443
Informa PLC (a)	13,065	97,692
InterContinental Hotel Group PLC (a)	1,633	105,843
Intermediate Capital Group PLC	2,520	59,480
Intertek Group PLC	1,394	107,668
Investec PLC	4,747	12,159
ITV PLC	31,012	45,293
J Sainsbury PLC	15,160	46,749
John David Group PLC	3,866	45,466
Johnson Matthey PLC	1,738	57,635
Kingfisher PLC (a)	18,252	67,444
Land Securities Group PLC	6,625	61,044
Legal & General Group PLC	51,804	188,581
Lloyds Banking Group PLC	615,268	306,747
London Stock Exchange Group PLC	2,744	338,710
M&G PLC	22,663	61,348
Marks & Spencer Group PLC	17,122	31,759
Mediclinic International PLC	4,527	17,568
Meggitt PLC	6,939	44,267
Melrose Industries PLC (a)	42,210	102,774
Micro Focus International PLC	2,997	17,244
Mondi PLC	4,236	99,606
National Grid PLC	32,831	388,354
NatWest Group PLC	40,128	91,998
Network International Holdings PLC (a)(b)	2,637	11,778
Next PLC	1,156	112,018
Ninety One PLC	3,132	9,817
NRW.BANK (a)	5,292	49,905
Ocado Group PLC (a)	5,260	164,505
Pearson PLC	6,449	59,191
Pennon Group PLC	3,570	46,379
Persimmon PLC	2,775	105,002
Phoenix Group Holdings PLC	7,017	67,228
Prudential PLC	22,641	416,322
Quilter PLC (b)	15,690	32,957
Reckitt Benckiser Group PLC	6,392	570,513
RELX PLC (London Stock Exchange)	17,176	421,026
Rentokil Initial PLC (a)	16,075	112,023
Rightmove PLC (a)	7,717	68,679
Rio Tinto PLC	9,368	705,158
Rolls-Royce Holdings PLC	72,688	110,583
Royal Dutch Shell PLC:
Class A (United Kingdom)	36,337	637,220
Class B (United Kingdom)	31,444	532,935
RSA Insurance Group PLC	9,082	84,131
Sage Group PLC	9,741	77,527
Schroders PLC	1,065	48,600
Scottish & Southern Energy PLC	9,103	186,725
Segro PLC	10,316	133,679
Severn Trent PLC	2,103	65,828
Smith & Nephew PLC	7,685	159,636
Smiths Group PLC	3,487	71,742
Spectris PLC	1,016	39,153
Spirax-Sarco Engineering PLC	639	98,699
SSP Group PLC	4,886	22,170
St. James's Place Capital PLC	4,597	71,256
Standard Chartered PLC (United Kingdom)	23,083	147,066
Standard Life PLC	19,252	74,058
Taiheiyo Cement Corp.	980	41,491
Tate & Lyle PLC	4,147	38,245
Taylor Wimpey PLC (a)	31,222	70,790
Tesco PLC	84,998	268,234
The Weir Group PLC	2,260	61,486
Travis Perkins PLC (a)	2,157	39,732
Unilever PLC	22,804	1,367,640
Unite Group PLC	3,421	48,887
United Utilities Group PLC	5,930	72,578
Vistry Group PLC	1,908	24,513
Vodafone Group PLC	233,248	383,107
Whitbread PLC	1,727	73,212
WM Morrison Supermarkets PLC	20,596	49,951

TOTAL UNITED KINGDOM		19,834,589

United States of America - 0.1%
Kolon TissueGene, Inc. unit (a)(c)	120	883
Stratasys Ltd. (a)(d)	479	9,925
XP, Inc. Class A (a)	1,302	51,650
Yum China Holdings, Inc.	3,645	208,093

TOTAL UNITED STATES OF AMERICA		270,551

TOTAL COMMON STOCKS
(Cost $196,303,191)		226,440,092

Nonconvertible Preferred Stocks - 1.1%
Brazil - 0.4%
Alpargatas SA (PN)	1,500	12,129
Azul SA (a)	2,400	18,159
Banco Bradesco SA (PN)	38,692	202,168
Bradespar SA (PN)	1,900	23,305
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	2,366	16,854
Companhia Energetica de Minas Gerais (CEMIG) (PN)	9,016	25,273
Companhia Paranaense de Energia-Copel (PN-B)	1,000	14,428
Gerdau SA	9,000	42,365
Itau Unibanco Holding SA	42,200	256,976
Itausa-Investimentos Itau SA (PN)	39,060	88,209
Lojas Americanas SA (PN)	7,700	38,973
Metalurgica Gerdau SA (PN)	6,300	13,657
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	40,100	218,789

TOTAL BRAZIL		971,285

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B)	1,062	51,717
Colombia - 0.0%
Banco Davivienda SA	894	9,528
Bancolombia SA (PN)	3,971	40,809
Grupo Aval Acciones y Valores SA	32,577	11,388

TOTAL COLOMBIA		61,725

Germany - 0.3%
Henkel AG & Co. KGaA	1,502	169,357
Porsche Automobil Holding SE (Germany)	1,352	93,392
Sartorius AG (non-vtg.)	295	124,248
Volkswagen AG	1,599	298,827

TOTAL GERMANY		685,824

Korea (South) - 0.3%
Hyundai Motor Co.	249	20,247
Hyundai Motor Co. Series 2	269	22,145
LG Chemical Ltd.	103	36,103
Samsung Electronics Co. Ltd.	7,141	482,888

TOTAL KOREA (SOUTH)		561,383

Russia - 0.1%
AK Transneft OAO	13	24,674
Sberbank of Russia	10,240	33,335
Surgutneftegas OJSC	67,900	38,376

TOTAL RUSSIA		96,385

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $2,159,498)		2,428,319

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.11% (e)	4,249,641	4,250,491
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	515,817	515,869
TOTAL MONEY MARKET FUNDS
(Cost $4,766,360)		4,766,360
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $203,229,049)		233,634,771
NET OTHER ASSETS (LIABILITIES) - 0.2%		461,369
NET ASSETS - 100%		$234,096,140

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	29	March 2021	$3,089,660	$50,254	$50,254
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	25	March 2021	1,610,250	40,259	40,259
TME S&P/TSX 60 Index Contracts (Canada)	2	March 2021	323,325	315	315
TOTAL FUTURES CONTRACTS					$90,828

The notional amount of futures purchased as a percentage of Net Assets is 2.1%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $6,416,957.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,341,071 or 1.9% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,334
Fidelity Securities Lending Cash Central Fund	1,158
Total	$22,492

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$17,141,835	$7,373,778	$9,768,057	$--
Consumer Discretionary	30,757,560	19,529,389	11,228,171	--
Consumer Staples	19,580,582	9,062,602	10,517,980	--
Energy	9,320,687	5,705,390	3,615,297	--
Financials	41,930,135	23,620,577	18,309,558	--
Health Care	20,603,567	7,684,508	12,914,052	5,007
Industrials	28,796,747	15,857,076	12,921,369	18,302
Information Technology	28,419,681	17,667,217	10,738,028	14,436
Materials	18,095,608	11,355,319	6,740,289	--
Real Estate	6,940,523	5,414,583	1,525,940	--
Utilities	7,281,486	5,128,756	2,152,730	--
Money Market Funds	4,766,360	4,766,360	--	--
Total Investments in Securities:	$233,634,771	$133,165,555	$100,431,471	$37,745
Derivative Instruments:
Assets
Futures Contracts	$90,828	$90,828	$--	$--
Total Assets	$90,828	$90,828	$--	$--
Total Derivative Instruments:	$90,828	$90,828	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$90,828	$0
Total Equity Risk	90,828	0
Total Value of Derivatives	$90,828	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $494,440) — See accompanying schedule: Unaffiliated issuers (cost $198,462,689)	$228,868,411
Fidelity Central Funds (cost $4,766,360)	4,766,360
Total Investment in Securities (cost $203,229,049)		$233,634,771
Segregated cash with brokers for derivative instruments		351,876
Cash		754
Foreign currency held at value (cost $3,215,181)		3,214,253
Receivable for fund shares sold		430,052
Dividends receivable		412,015
Distributions receivable from Fidelity Central Funds		810
Other receivables		178
Total assets		238,044,709
Liabilities
Payable for investments purchased	$2,963,689
Payable for fund shares redeemed	252,508
Accrued management fee	20,737
Distribution and service plan fees payable	3,463
Payable for daily variation margin on futures contracts	30,127
Other affiliated payables	11,311
Other payables and accrued expenses	150,834
Collateral on securities loaned	515,900
Total liabilities		3,948,569
Net Assets		$234,096,140
Net Assets consist of:
Paid in capital		$204,681,467
Total accumulated earnings (loss)		29,414,673
Net Assets		$234,096,140
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($213,113,106 ÷ 19,461,319 shares)		$10.95
Service Class:
Net Asset Value, offering price and redemption price per share ($5,832,118 ÷ 532,892 shares)		$10.94
Service Class 2:
Net Asset Value, offering price and redemption price per share ($15,150,916 ÷ 1,386,819 shares)		$10.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$3,635,020
Non-Cash dividends		208,472
Interest		540
Income from Fidelity Central Funds (including $1,158 from security lending)		22,492
Income before foreign taxes withheld		3,866,524
Less foreign taxes withheld		(388,311)
Total income		3,478,213
Expenses
Management fee	$169,978
Transfer agent fees	92,715
Distribution and service plan fees	27,026
Independent trustees' fees and expenses	820
Miscellaneous	2,125
Total expenses before reductions	292,664
Expense reductions	(354)
Total expenses after reductions		292,310
Net investment income (loss)		3,185,903
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $259)	(2,236,004)
Fidelity Central Funds	(201)
Foreign currency transactions	(66,912)
Futures contracts	1,606,062
Total net realized gain (loss)		(697,055)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $129,481)	23,535,758
Assets and liabilities in foreign currencies	(2,820)
Futures contracts	52,801
Total change in net unrealized appreciation (depreciation)		23,585,739
Net gain (loss)		22,888,684
Net increase (decrease) in net assets resulting from operations		$26,074,587

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,185,903	$2,527,356
Net realized gain (loss)	(697,055)	210,679
Change in net unrealized appreciation (depreciation)	23,585,739	14,144,549
Net increase (decrease) in net assets resulting from operations	26,074,587	16,882,584
Distributions to shareholders	(3,118,974)	(2,817,379)
Share transactions - net increase (decrease)	75,799,116	64,936,926
Total increase (decrease) in net assets	98,754,729	79,002,131
Net Assets
Beginning of period	135,341,411	56,339,280
End of period	$234,096,140	$135,341,411

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP International Index Portfolio Initial Class

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$8.45	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.27	.15
Net realized and unrealized gain (loss)	.87	1.54	(1.60)
Total from investment operations	1.07	1.81	(1.45)
Distributions from net investment income	(.15)	(.21)	(.10)
Distributions from net realized gain	–C	(.02)	(.01)
Total distributions	(.15)	(.23)	(.10)D
Net asset value, end of period	$10.95	$10.03	$8.45
Total ReturnE,F,G	10.69%	21.53%	(14.47)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.17%	.17%	.17%J
Expenses net of fee waivers, if any	.17%	.17%	.17%J
Expenses net of all reductions	.17%	.17%	.17%J
Net investment income (loss)	2.08%	2.88%	2.27%J
Supplemental Data
Net assets, end of period (000 omitted)	$213,113	$125,050	$55,494
Portfolio turnover rateK	10%	4%	5%J

 A For the period April 17, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio Service Class

Years ended December 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.48
Income from Investment Operations
Net investment income (loss)B	.18	.16
Net realized and unrealized gain (loss)	.88	.61
Total from investment operations	1.06	.77
Distributions from net investment income	(.14)	(.20)
Distributions from net realized gain	–C	(.02)
Total distributions	(.14)	(.23)D
Net asset value, end of period	$10.94	$10.02
Total ReturnE,F,G	10.60%	8.15%
Ratios to Average Net AssetsH,I
Expenses before reductions	.27%	.27%J
Expenses net of fee waivers, if any	.27%	.27%J
Expenses net of all reductions	.27%	.27%J
Net investment income (loss)	1.98%	2.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$5,832	$4,701
Portfolio turnover rateK	10%	4%

 A For the period April 11, 2019 (commencement of sale of shares) to December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio Service Class 2

Years ended December 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$8.46	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.25	.13
Net realized and unrealized gain (loss)	.87	1.53	(1.58)
Total from investment operations	1.04	1.78	(1.45)
Distributions from net investment income	(.13)	(.20)	(.08)
Distributions from net realized gain	–C	(.02)	(.01)
Total distributions	(.14)D	(.22)	(.09)
Net asset value, end of period	$10.92	$10.02	$8.46
Total ReturnE,F,G	10.34%	21.16%	(14.55)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.42%	.42%	.42%J
Expenses net of fee waivers, if any	.42%	.42%	.42%J
Expenses net of all reductions	.42%	.42%	.42%J
Net investment income (loss)	1.83%	2.63%	2.02%J
Supplemental Data
Net assets, end of period (000 omitted)	$15,151	$5,590	$846
Portfolio turnover rateK	10%	4%	5%J

 A For the period April 17, 2018 (commencement of operations) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio and VIP International Index Portfolio (the Funds) are funds of Variable Insurance Products Fund II (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers the following classes of shares: Initial Class, Service Class and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. VIP International Index Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain deemed distributions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Total Market Index Portfolio	$206,821,216	$69,019,202	$(11,040,408)	$57,978,794
VIP Extended Market Index Portfolio	104,388,659	25,252,002	(7,416,994)	17,835,008
VIP International Index Portfolio	205,017,521	41,889,060	(13,271,495)	28,617,565

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
VIP Total Market Index Portfolio	$155,562	$224,644	$–	$57,979,045
VIP Extended Market Index Portfolio	–	–	(623,707)	17,835,059
VIP International Index Portfolio	736,535	211,220	–	28,617,755

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term
VIP Extended Market Index Portfolio	$(623,707)

The tax character of distributions paid was as follows:

December 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
VIP Total Market Index Portfolio	$3,270,770	$201,353	$3,472,123
VIP Extended Market Index Portfolio	1,225,615	–	1,225,615
VIP International Index Portfolio	3,090,779	28,195	3,118,974

December 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
VIP Total Market Index Portfolio	$2,485,894	$295,279	$2,781,173
VIP Extended Market Index Portfolio	1,452,273	73,760	1,526,033
VIP International Index Portfolio	2,817,379	–	2,817,379

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period for VIP Total Market Index Portfolio and VIP Extended Market Index Portfolio. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Total Market Index Portfolio	67,168,535	17,090,805
VIP Extended Market Index Portfolio	64,493,744	34,031,148
VIP International Index Portfolio	100,019,907	14,799,877

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .06%, .07% and .11% of VIP Total Market Index Portfolio's, VIP Extended Market Index Portfolio's and VIP International Index Portfolio's average net assets, respectively. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

In addition, under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

	Initial Class	Service Class	Service Class 2
VIP Total Market Index Portfolio	.12%	.22%	.37%
VIP Extended Market Index Portfolio	.13%	.23%	.38%
VIP International Index Portfolio	.17%	.27%	.42%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Total Market Index Portfolio	$260	$5,680	$5,940
VIP Extended Market Index Portfolio	5,319	4,398	9,717
VIP International Index Portfolio	4,757	22,269	27,026

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. For each Fund, FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements. Effective February 1, 2020, the Board approved to change the fee from .065% to .064%. Under the expense contract, each class of each Fund pays a portion of the transfer agent fees equal to an annual rate of .06% of class-level average net assets. For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
VIP Total Market Index Portfolio
Initial Class	$114,645
Service Class	156
Service Class 2	1,363
$116,164
VIP Extended Market Index Portfolio
Initial Class	$40,519
Service Class	3,191
Service Class 2	1,056
$44,766
VIP International Index Portfolio
Initial Class	$84,517
Service Class	2,854
Service Class 2	5,344
$92,715

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
VIP Total Market Index Portfolio	$409
VIP Extended Market Index Portfolio	164
VIP International Index Portfolio	310

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Total Market Index Portfolio	$1,244	$386	$8,442
VIP Extended Market Index Portfolio	$4,093	$1,658	$44,558
VIP International Index Portfolio	$31	$–	$–

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Total Market Index Portfolio	$44
VIP Extended Market Index Portfolio	721
VIP International Index Portfolio	354

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019(a)
VIP Total Market Index Portfolio
Distributions to shareholders
Initial Class	$3,420,555	$2,757,941
Service Class	4,196	1,780
Service Class 2	47,372	21,452
Total	$3,472,123	$2,781,173
VIP Extended Market Index Portfolio
Distributions to shareholders
Initial Class	$981,202	$1,482,712
Service Class	194,735	22,293
Service Class 2	49,678	21,028
Total	$1,225,615	$1,526,033
VIP International Index Portfolio
Distributions to shareholders
Initial Class	$2,868,424	$2,702,765
Service Class	73,465	2,374
Service Class 2	177,085	112,240
Total	$3,118,974	$2,817,379

 (a) Distributions for Service Class are for the period April 11, 2019 (commencement of sale of shares) to December 31, 2019.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year endedDecember 31, 2019(a)	Year ended December 31, 2020	Year endedDecember 31, 2019(a)
VIP Total Market Index Portfolio
Initial Class
Shares sold	7,003,331	6,591,795	$81,892,170	$71,161,577
Reinvestment of distributions	242,260	231,926	3,343,355	2,678,740
Shares redeemed	(3,454,340)	(1,043,884)	(37,598,408)	(11,354,875)
Net increase (decrease)	3,791,251	5,779,837	$47,637,117	$62,485,442
Service Class
Shares sold	15,270	9,320	$170,476	$100,000
Reinvestment of distributions	179	–	2,500	–
Shares redeemed	(123)	–	(1,429)	–
Net increase (decrease)	15,326	9,320	$171,547	$100,000
Service Class 2
Shares sold	240,190	29,533	$2,938,844	$338,473
Reinvestment of distributions	2,154	342	29,871	3,952
Shares redeemed	(79,108)	(217)	(948,711)	(2,503)
Net increase (decrease)	163,236	29,658	$2,020,004	$339,922
VIP Extended Market Index Portfolio
Initial Class
Shares sold	3,673,733	3,991,788	$39,163,562	$40,446,991
Reinvestment of distributions	73,930	130,658	925,602	1,391,512
Shares redeemed	(2,869,688)	(837,813)	(28,268,407)	(8,607,747)
Net increase (decrease)	877,975	3,284,633	$11,820,757	$33,230,756
Service Class
Shares sold	1,470,388	196,260	$16,014,592	$2,072,146
Reinvestment of distributions	15,473	1,891	193,414	20,119
Shares redeemed	(231,137)	(1,753)	(2,412,341)	(17,553)
Net increase (decrease)	1,254,724	196,398	$13,795,665	$2,074,712
Service Class 2
Shares sold	330,040	4,493	$3,591,483	$45,685
Reinvestment of distributions	2,934	78	36,678	828
Shares redeemed	(51,415)	(286)	(567,412)	(3,060)
Net increase (decrease)	281,559	4,285	$3,060,749	$43,453
VIP International Index Portfolio
Initial Class
Shares sold	9,024,471	6,475,928	$86,701,614	$61,068,001
Reinvestment of distributions	245,068	244,899	2,657,025	2,377,965
Shares redeemed	(2,277,674)	(815,826)	(21,956,156)	(7,566,833)
Net increase (decrease)	6,991,865	5,905,001	$67,402,483	$55,879,133
Service Class
Shares sold	292,216	469,207	$2,655,479	$4,695,756
Reinvestment of distributions	6,641	–	71,978	–
Shares redeemed	(235,172)	–	(2,191,902)	–
Net increase (decrease)	63,685	469,207	$535,555	$4,695,756
Service Class 2
Shares sold	1,175,435	485,188	$11,042,423	$4,617,617
Reinvestment of distributions	15,625	9,272	169,123	89,940
Shares redeemed	(362,375)	(36,326)	(3,350,468)	(345,520)
Net increase (decrease)	828,685	458,134	$7,861,078	$4,362,037

 (a) Share transactions for Service Class are for the period April 11, 2019 (commencement of sale of shares) to December 31, 2019.

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10%, respectively, of the outstanding shares of the following Funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Total Market Index Portfolio	98%	-	-%
VIP Extended Market Index Portfolio	71%	2	26%
VIP International Index Portfolio	76%	1	11%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio and VIP International Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio and VIP International Index Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund II, including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 17, 2018 (commencement of operations) through December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 17, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
VIP Total Market Index Portfolio
Initial Class	.12%
Actual		$1,000.00	$1,248.70	$.68
Hypothetical-C		$1,000.00	$1,024.53	$.61
Service Class	.22%
Actual		$1,000.00	$1,248.80	$1.24
Hypothetical-C		$1,000.00	$1,024.03	$1.12
Service Class 2.37%
Actual		$1,000.00	$1,247.50	$2.09
Hypothetical- C		$1,000.00	$1,023.28	$1.88
VIP Extended Market Index Portfolio
Initial Class	.13%
Actual		$1,000.00	$1,342.40	$.77
Hypothetical-C		$1,000.00	$1,024.48	$.66
Service Class	.23%
Actual		$1,000.00	$1,341.60	$1.35
Hypothetical-C		$1,000.00	$1,023.98	$1.17
Service Class 2.38%
Actual		$1,000.00	$1,340.80	$2.24
Hypothetical-C		$1,000.00	$1,023.23	$1.93
VIP International Index Portfolio
Initial Class	.17%
Actual		$1,000.00	$1,237.50	$.96
Hypothetical-C		$1,000.00	$1,024.28	$.87
Service Class	.27%
Actual		$1,000.00	$1,236.60	$1.52
Hypothetical-C		$1,000.00	$1,023.78	$1.37
Service Class 2.42%
Actual		$1,000.00	$1,235.10	$2.36
Hypothetical-C		$1,000.00	$1,023.03	$2.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Total Market Index Portfolio
Initial Class	02/05/21	02/05/21	$0.0000	$0.0200
Service Class	02/05/21	02/05/21	$0.0000	$0.0200
Service Class 2	02/05/21	02/05/21	$0.0000	$0.0200
VIP Extended Market Index Portfolio
Initial Class	02/05/21	02/05/21	$0.0000	$0.0000
Service Class	02/05/21	02/05/21	$0.0000	$0.0000
Service Class 2	02/05/21	02/05/21	$0.0000	$0.0000
VIP International Index Portfolio
Initial Class	02/05/21	02/05/21	$0.0110	$0.0280
Service Class	02/05/21	02/05/21	$0.0110	$0.0280
Service Class 2	02/05/21	02/05/21	$0.0110	$0.0280

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

VIP Total Market Index Portfolio	$ 244,806
VIP International Index Portfolio	$ 233,798

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Initial Class	Service Class	Service Class 2
VIP Total Market Index Portfolio
February 2020	5%	5%	5%
December 2020	93%	99%	100%
VIP Extended Market Index Portfolio
December 2020	71%	71%	76%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Index Portfolio
Initial Class	12/18/2020	$ 0.1669	$ 0.0179
Service Class	12/18/2020	$ 0.1569	$ 0.0179
Service Class 2	12/18/2020	$ 0.1509	$ 0.0179

Board Approval of Investment Advisory Contracts

VIP Total Market Index Portfolio
VIP International Index Portfolio

At its September 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for each fund (the Amended Contracts) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company LLC (FMR), each fund's investment adviser, to Geode on behalf of each fund by, 0.15 basis points for VIP Total Market Index Portfolio, and 0.25 basis points for VIP International Index Portfolio. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to each fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of each fund in connection with the annual renewal of each fund's current management contract and sub-advisory agreements (Advisory Contracts). At its January 2020 meeting, the Board concluded that the nature, extent and quality of the services provided to each fund under the existing Advisory Contracts should benefit each fund's shareholders. The Board noted that approval of the Amended Contracts would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to each fund under the Amended Contracts will continue to benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that it received and reviewed information regarding each fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its January 2020 meeting that each fund's current management fee and total expenses are fair and reasonable in light of the services that the fund receives and the other factors considered.

Costs of the Services and Profitability.  The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by FMR in providing services to each fund and the level of FMR's profitability. At its January 2020 meeting, the Board concluded that it was satisfied that FMR's profitability in connection with the operation of each fund was not excessive under the circumstances. Because the Board was approving an arrangement that would not result in any changes to the management fee rate, the Board did not consider the costs of the services provided by and the profits realized by FMR to be significant factors in its decision to approve the Amended Contract.

Economies of Scale.  The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its January 2020 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board did not consider economies of scale to be a significant factor in its decision to approve the Amended Contracts because the proposed sub-advisory fee rates will be lower than the current sub-advisory fee rates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that each fund's Amended Contracts should be approved.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	21,597,050,616.024	95.502
Withheld	1,017,240,628.578	4.498
TOTAL	22,614,291,244.601	100.000
Donald F. Donahue
Affirmative	21,605,904,576.366	95.541
Withheld	1,008,386,668.235	4.459
TOTAL	22,614,291,244.601	100.000
Bettina Doulton
Affirmative	21,645,998,598.109	95.718
Withheld	968,292,646.493	4.282
TOTAL	22,614,291,244.601	100.000
Vicki L. Fuller
Affirmative	21,660,928,063.243	95.784
Withheld	953,363,181.358	4.216
TOTAL	22,614,291,244.601	100.000
Patricia L. Kampling
Affirmative	21,663,944,422.383	95.798
Withheld	950,346,822.218	4.202
TOTAL	22,614,291,244.601	100.000
Alan J. Lacy
Affirmative	21,569,159,491.891	95.378
Withheld	1,045,131,752.710	4.622
TOTAL	22,614,291,244.601	100.000
Ned C. Lautenbach
Affirmative	21,469,914,492.101	94.940
Withheld	1,144,376,752.501	5.060
TOTAL	22,614,291,244.601	100.000
Robert A. Lawrence
Affirmative	21,583,601,126.100	95.442
Withheld	1,030,690,118.501	4.558
TOTAL	22,614,291,244.601	100.000
Joseph Mauriello
Affirmative	21,551,120,396.219	95.299
Withheld	1,063,170,848.382	4.701
TOTAL	22,614,291,244.601	100.000
Cornelia M. Small
Affirmative	21,592,890,757.027	95.483
Withheld	1,021,400,487.575	4.517
TOTAL	22,614,291,244.601	100.000
Garnett A. Smith
Affirmative	21,519,273,578.917	95.158
Withheld	1,095,017,665.685	4.842
TOTAL	22,614,291,244.601	100.000
David M. Thomas
Affirmative	21,574,034,388.063	95.400
Withheld	1,040,256,856.538	4.600
TOTAL	22,614,291,244.601	100.000
Susan Tomasky
Affirmative	21,607,546,330.771	95.548
Withheld	1,006,744,913.831	4.452
TOTAL	22,614,291,244.601	100.000
Michael E. Wiley
Affirmative	21,549,685,089.255	95.292
Withheld	1,064,606,155.346	4.708
TOTAL	22,614,291,244.601	100.000
Proposal 1 reflects trust wide proposal and voting results.

VIPSAI-ANN-0221
1.9891400.102

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio, VIP Extended Market Index Portfolio, VIP Index 500 Portfolio, VIP International Index Portfolio and VIP Total Market Index Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2020 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VIP Contrafund Portfolio

          $52,700           $-

              $9,000

 $1,200

VIP Disciplined Small Cap

Portfolio

          $39,100           $-

  $8,800

 $1,000 VIP Emerging Markets

Portfolio

          $43,700           $-

  $9,000            $1,100

VIP Extended Market Index

Portfolio

          $52,600           $-

  $8,900

 $1,300

VIP Index 500 Portfolio

          $44,800           $-

  $9,100

 $1,100

VIP International Index

Portfolio

          $51,400           $-

  $9,400            $1,300

VIP Total Market Index

Portfolio

          $52,600           $-

  $9,200

 $1,300

December 31, 2019 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VIP Contrafund Portfolio

          $58,000           $100

              $6,400

 $1,200

VIP Disciplined Small Cap

Portfolio

          $42,000           $100

  $6,200

 $1,000 VIP Emerging Markets

Portfolio

          $47,000           $100

  $6,400            $1,100

VIP Extended Market Index

Portfolio

          $54,000           $100

  $6,300

 $1,300

VIP Index 500 Portfolio

          $48,000           $100

  $6,700

 $1,100

VIP International Index

Portfolio

          $53,000           $100

  $6,300            $1,300

VIP Total Market Index

Portfolio

          $54,000           $100

  $6,300

 $1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP International Capital Appreciation Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$48,000	$4,500	$10,700	$1,800

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$55,000	$4,600	$5,300	$2,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
Deloitte Entities	$573,300	$630,000
PwC	$14,499,300	$12,365,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021